TABLE OF CONTENTS

AIM Variable Insurance Funds, Inc.
  AIM V.I. Aggressive Growth Fund.............................                 1
  AIM V.I. Balanced Fund......................................                14
  AIM V.I. Capital Appreciation Fund..........................                27
  AIM V.I. Capital Development Fund...........................                39
  AIM V.I. Diversified Income Fund............................                53
  AIM V.I. Global Utilities Fund..............................                66
  AIM V.I. Government Securities Fund.........................                78
  AIM V.I. Growth Fund........................................                87
  AIM V.I. Growth and Income Fund.............................                98
  AIM V.I. High Yield Fund....................................               110
  AIM V.I. International Equity Fund..........................               120
  AIM V.I. Money Market Fund..................................               131
  AIM V.I. Value Fund.........................................               138
  Directors and Officers of the Funds......................... Inside Back Cover

The Managers' Overview

SMALL-CAP STOCKS CLAW OUT OF BEAR MARKET

A roundtable discussion with the Fund management team for AIM V.I. Aggressive
Growth Fund for the period ended December 31, 1998.
------------------------------------------------------------------------------------------------------------------------------------
Q. SMALL-CAP STOCKS WERE IN A BEAR MARKET    interest rates three times in the fall.    ------------------------------------------
FOR MUCH OF THE YEAR. HOW DID AIM V.I.       These Fed moves, combined with encouraging
AGGRESSIVE GROWTH FUND PERFORM?              economic indicators, sparked a strong rally       The Fund rebounded strongly in the
A. The sharp sell-off in small-cap stocks    in the stock market. The Dow soared to a
from mid-April through early October 1998    record high on November 23 and ended the          fourth quarter of 1998, posting an
took its toll on the Fund's performance.     year up 18.15%.
From the Fund's inception on May 1, 1998,                                                    impressive 22.44% total return for the
through the end of the fiscal year,          Q. HOW DID SMALL-CAP STOCKS FARE IN THIS
cumulative total return was -0.94%. Over     ENVIRONMENT?                                       final three months of the year.
the same period, total return was -12.32%    A. For much of the reporting period, small-
for the Russell 2000 Index, which measures   cap stocks were in the grip of a severe      ------------------------------------------
the performance of small-cap stocks.         bear market, generally defined as a drop in
  The Fund rebounded strongly in the fourth  value of at least 20%. After hitting a
quarter of 1998, posting an impressive       record high on April 21, the Russell 2000    rate cuts. Investors also found small-cap
22.44% total return for the final three      Index lost 36.46% of its value by October    stocks attractive because earnings growth
months of the year.                          8, when it sank to its lowest level in more  projections or smaller companies remained
                                             than two years. In the unsettled market      in the double-digit range while the
Q. WHAT WERE MARKET CONDITIONS LIKE          environment, investors favored more liquid   corresponding figures for larger companies
IN 1998?                                     assets such as large-company stocks and      were gravitating toward the single-digit
A. Early in the year, markets shook off      U.S. Treasury bonds.                         level. Finally, small-cap stocks
initial concerns about the potential impact    During the last three months of the year,  represented one of the best bargains in
of the economic turmoil in Asia and soared   however, small-cap stocks rallied strongly,  the equity market as their prices
to new heights in April. Although renewed    benefiting from the Fed's interest           relative to
fears about Asia's impact halted the rally,
large-cap stocks rebounded and the Dow       PORTFOLIO COMPOSITION
Jones Industrial Average (the Dow), an
unmanaged composite of the performance of    As of 12/31/98, based on total net assets
30 large-company stocks, set a record in
July. The Dow then lost 16.82% of its value  TOP 10 EQUITY HOLDINGS                     TOP 10 INDUSTRIES
between July 17 and October 8. Severe
economic problems in Russia and Latin         1. CDW Computer Centers, Inc.      1.53%   1. Computers (Software & Services)   11.96%
America as well as Asia, combined with        2. Flextronics International Ltd.  1.36    2. Electronics (Semiconductors)       6.32
political controversy in the United States,   3. CSG Systems International, Inc. 1.26    3. Health Care (Medical Products      3.98
prompted the sell-off.                        4. Insight Enterprises, Inc.       1.16         & Supplies)
  However, the market rebounded               5. Henry Schein, Inc.              0.92    4. Services (Data Processing)         3.77
impressively in October as the Dow posted     6. Heftel Broadcasting Corp.       0.90    5. Health Care (Specialized Services) 3.27
its best percentage gains for a single        7. Veritas Software Corp.          0.89    6. Retail (Specialty-Apparel)         2.86
month in more than 11 years. The Federal      8. Citrix Systems, Inc.            0.88    7. Retail (Specialty)                 2.81
Reserve Board (the Fed) cut                   9. Symbol Technologies, Inc.       0.87    8. Services (Computer Systems)        2.71
                                             10. Concord EFS, Inc.               0.87    9. Services (Commercial & Consumer)   2.60
                                                                                        10. Electrical Equipment               2.60

                                             Please keep in mind that the Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.

                        AIM V.I. AGGRESSIVE GROWTH FUND

large-cap stocks were at their lowest        Sipex makes high-performance analog          Q. WHAT OTHER STOCKS POSTED IMPRESSIVE
levels in decades.                           integrated circuits for everything from      GAINS FOR THE FUND?
  As a result of the impressive rebound in   computers and cellular phones to             A. Other stocks that performed well for
small-cap stocks, the Russell 2000 Index     thermostats and low-voltage power devices.   the Fund included Medicis Pharmaceutical,
ended the year down only 2.55%.              The Fund also benefited from owning the      which markets over-the-counter skin
                                             stocks of CSG Systems International, which   products, and Heftel Broadcasting, a
Q. HOW DID YOU REACT TO THE BEAR MARKET      offers processing and related services to    Spanish-language broadcasting company
IN SMALL-CAP STOCKS?                         direct broadcast satellite providers, and    which reported strong earnings growth.
A. The market downturn provided an           Insight Enterprises, Inc., which markets
excellent opportunity to purchase the        computer hardware and software products.     Q. WHAT IS YOUR OUTLOOK?
stocks of attractive companies at low                                                     A. We believe there are several reasons
prices. In choosing stocks, we look at the   Q. WHERE WAS YOUR FOCUS IN THE CONSUMER-     to be optimistic about small-cap stocks.
underlying fundamentals of companies, not    CYCLICAL SECTOR?                             In recent years, after the Fed has
the overall market. We endeavor to own the   A. Our focus was on retail stocks. For most  embarked on a series of interest rate
best small-cap companies because we are      of the year, the nation's retailers          cuts, small-cap stocks have been among
very optimistic about the long-term outlook  benefited from healthy consumer spending,    the top-performing equity classes. While
for small-cap stocks.                        stemming from low unemployment and rising    past performance cannot guarantee
                                             wages. However, sales dipped in the summer   comparable future results, we believe the
Q. HOW WAS THE FUND STRUCTURED?              when foreign and domestic concerns caused    Fed's recent actions could have a
A. At the end of the year, technology and    stock markets to plummet, shaking consumer   positive impact on the long-term
consumer cyclical stocks composed 38% and    confidence. Sales revived around             performance of small-cap stocks.
20% of the portfolio, respectively.          Thanksgiving, then declined in December        Moreover, the valuations of small-cap
                                             when much of the U.S. experienced balmy      stocks relative to large-cap stocks are
Q. HOW DID TECHNOLOGY STOCKS PERFORM?        weather, curtailing demand for cold-weather  very compelling. And while profits for
A. Despite volatility, technology stocks     items. Still, holiday sales were robust,     the largest companies are dropping, they
were the top-performing equity class for     largely because of a growth in online and    remain robust for smaller companies.
the year. Several factors drove tech stocks  Internet sales.                              Since smaller companies conduct most of
to new heights in 1998. Investors flocked      In 1998, consumers tended to be more       their business in the United States,
to Internet-related companies as they        selective about where they spent their       their earnings are less susceptible to
considered the possibilities for explosive   money. The primary beneficiaries of this     economic downturns abroad. We believe if
growth in the new medium. Technology         trend were the discount and specialty        these trends continue, small-cap stocks
companies also benefited from consumer       stores.                                      could continue to attract investors.
demand for computers costing less than         Retail stocks that performed well for the
$1,000; the need to upgrade computers to     Fund included CDW Computer Centers, which
avoid complications associated with the      sells computer products through catalogs
Year 2000 problem; and the introduction of   and the Internet; Abercrombie & Fitch,
faster and more powerful chips and           which sells men's and women's casual
software.                                    clothes; and American Eagle Outfitters,
  Our technology holdings included Veritas   which also sells casual wear.
Software, a leading developer and marketer
of information storage systems.

2                       AIM V.I. AGGRESSIVE GROWTH FUND

SCHEDULE OF INVESTMENTS
December 31, 1998

                                                         MARKET
                                               SHARES    VALUE

COMMON STOCKS - 82.28%

AEROSPACE/DEFENSE - 0.36%

AAR Corp.                                          500 $   11,938
-----------------------------------------------------------------
Aviation Sales Co.(a)                              100      4,063
-----------------------------------------------------------------
                                                           16,001
-----------------------------------------------------------------

AIR FREIGHT - 0.19%

Expeditors International of Washington, Inc.       200      8,400
-----------------------------------------------------------------

AIRLINES - 0.61%

ASA Holdings, Inc.                                 100      3,050
-----------------------------------------------------------------
Atlantic Coast Airlines Holdings(a)                500     12,500
-----------------------------------------------------------------
Ryanair Holdings PLC-ADR (Ireland)(a)              300     11,325
-----------------------------------------------------------------
                                                           26,875
-----------------------------------------------------------------

AUTO PARTS & EQUIPMENT - 0.64%

Danaher Corp.                                      200     10,862
-----------------------------------------------------------------
Gentex Corp.(a)                                    500     10,000
-----------------------------------------------------------------
Tower Automotive, Inc.(a)                          300      7,482
-----------------------------------------------------------------
                                                           28,344
-----------------------------------------------------------------

BANKS (REGIONAL) - 2.09%

Bank United Corp. - Class A                        200      7,850
-----------------------------------------------------------------
Centennial Bancorp(a)                              300      5,625
-----------------------------------------------------------------
Centura Banks, Inc.                                100      7,438
-----------------------------------------------------------------
Community First Bankshares, Inc.                   600     12,638
-----------------------------------------------------------------
First Republic Bank(a)                             300      7,518
-----------------------------------------------------------------
First Washington Bancorp, Inc.                     200      4,800
-----------------------------------------------------------------
Provident Bankshares Corp.                         200      4,975
-----------------------------------------------------------------
Silicon Valley Bancshares(a)                       200      3,406
-----------------------------------------------------------------
Southwest Bancorp. of Texas, Inc.(a)               500      8,938
-----------------------------------------------------------------
Sterling Bancshares, Inc.                          300      4,462
-----------------------------------------------------------------
Trustmark Corp.                                    200      4,525
-----------------------------------------------------------------
Westamerica Bancorp.                               200      7,350
-----------------------------------------------------------------
Zions Bancorp.                                     200     12,475
-----------------------------------------------------------------
                                                           92,000
-----------------------------------------------------------------

BIOTECHNOLOGY - 0.78%

Curative Health Services, Inc.(a)                  200      6,700
-----------------------------------------------------------------
IDEXX Laboratories, Inc.(a)                        700     18,834
-----------------------------------------------------------------
PathoGenesis Corp.(a)                              100      5,800
-----------------------------------------------------------------
Pharmaceutical Product Development, Inc.(a)        100      3,006
-----------------------------------------------------------------
                                                           34,340
-----------------------------------------------------------------


                                                             MARKET
                                                   SHARES    VALUE

BROADCASTING (TELEVISION, RADIO & CABLE) - 1.26%

Chancellor Media Corp.(a)                              200 $    9,575
---------------------------------------------------------------------
Heftel Broadcasting Corp.(a)                           800     39,400
---------------------------------------------------------------------
Jacor Communications, Inc.(a)                          100      6,437
---------------------------------------------------------------------
                                                               55,412
---------------------------------------------------------------------

BUILDING MATERIALS - 0.13%

NCI Building Systems, Inc.(a)                          200      5,625
---------------------------------------------------------------------

CHEMICALS (SPECIALTY) - 0.33%

OM Group, Inc.                                         400     14,600
---------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 2.12%

Brightpoint, Inc.(a)                                 2,200     30,250
---------------------------------------------------------------------
Comverse Technology, Inc.(a)                           500     35,500
---------------------------------------------------------------------
Dycom Industries, Inc.(a)                              200     11,425
---------------------------------------------------------------------
REMEC, Inc.(a)                                         400      7,200
---------------------------------------------------------------------
Tekelec(a)                                             300      4,968
---------------------------------------------------------------------
VideoServer, Inc.(a)                                   200      3,675
---------------------------------------------------------------------
                                                               93,018
---------------------------------------------------------------------

COMPUTERS (HARDWARE) - 0.82%

Brooktrout Technology, Inc.(a)                         200      3,425
---------------------------------------------------------------------
IDX Systems Corp.(a)                                   100      4,400
---------------------------------------------------------------------
Micron Electronics, Inc.(a)                            800     13,850
---------------------------------------------------------------------
National Instruments Corp.(a)                          200      6,825
---------------------------------------------------------------------
Visual Networks, Inc.(a)                               200      7,500
---------------------------------------------------------------------
                                                               36,000
---------------------------------------------------------------------

COMPUTERS (NETWORKING) - 0.85%

Broadcom Corp.(a)                                      200     24,150
---------------------------------------------------------------------
International Network Services(a)                      200     13,300
---------------------------------------------------------------------
                                                               37,450
---------------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 2.27%

Cybex Computer Products Corp.(a)                       300      8,812
---------------------------------------------------------------------
Jabil Circuit, Inc.(a)                                 200     14,925
---------------------------------------------------------------------
Network Appliance, Inc.(a)                             800     36,000
---------------------------------------------------------------------
QLogic Corp.(a)                                        100     13,087
---------------------------------------------------------------------
SMART Modular Technologies, Inc.(a)                    600     16,650
---------------------------------------------------------------------
Xircom, Inc.(a)                                        300     10,200
---------------------------------------------------------------------
                                                               99,674
---------------------------------------------------------------------

                        AIM V.I. AGGRESSIVE GROWTH FUND

                                                               MARKET
                                                     SHARES    VALUE
COMPUTERS (SOFTWARE & SERVICES) - 11.96%

American Management Systems, Inc.(a)                     200 $    8,000
-----------------------------------------------------------------------
Aspect Development, Inc.(a)                              200      8,863
-----------------------------------------------------------------------
Avant! Corp.(a)                                          400      6,400
-----------------------------------------------------------------------
AVT Corp.(a)                                             400     11,600
-----------------------------------------------------------------------
AXENT Technologies, Inc.(a)                              400     12,225
-----------------------------------------------------------------------
Business Objects S.A.-ADR (France)(a)                    300      9,750
-----------------------------------------------------------------------
Check Point Software Technologies Ltd.(a) (Israel)       400     18,325
-----------------------------------------------------------------------
Citrix Systems, Inc.(a)                                  400     38,825
-----------------------------------------------------------------------
Computer Management Sciences, Inc.(a)                    500      8,688
-----------------------------------------------------------------------
Concord Communications, Inc.(a)                          200     11,350
-----------------------------------------------------------------------
Concord EFS, Inc.(a)                                     900     38,137
-----------------------------------------------------------------------
Documentum, Inc.(a)                                      200     10,687
-----------------------------------------------------------------------
Electronics for Imaging, Inc.(a)                         500     20,093
-----------------------------------------------------------------------
Engineering Animation, Inc.(a)                           500     27,000
-----------------------------------------------------------------------
Gemstar International Group Ltd.(a)                      200     11,450
-----------------------------------------------------------------------
HNC Software, Inc.(a)                                    300     12,132
-----------------------------------------------------------------------
Hyperion Solutions Corp.(a)                              390      7,020
-----------------------------------------------------------------------
Jack Henry & Associates                                  100      4,975
-----------------------------------------------------------------------
Kronos, Inc.(a)                                          100      4,432
-----------------------------------------------------------------------
Legato Systems, Inc.(a)                                  300     19,782
-----------------------------------------------------------------------
Lycos, Inc.(a)                                           500     27,781
-----------------------------------------------------------------------
Macromedia, Inc.(a)                                      200      6,738
-----------------------------------------------------------------------
Medical Manager Corp.(a)                                 600     18,825
-----------------------------------------------------------------------
Mercury Interactive Corp.(a)                             200     12,650
-----------------------------------------------------------------------
Mobius Management Systems, Inc.(a)                       100      1,487
-----------------------------------------------------------------------
PC Connection, Inc.(a)                                   400      7,050
-----------------------------------------------------------------------
QRS Corp.(a)                                             100      4,800
-----------------------------------------------------------------------
QuadraMed Corp.(a)                                       300      6,150
-----------------------------------------------------------------------
Rational Software Corp.(a)                               900     23,850
-----------------------------------------------------------------------
Sapient Corp.(a)                                         100      5,600
-----------------------------------------------------------------------
ScanSource, Inc.(a)                                      100      2,150
-----------------------------------------------------------------------
Secure Computing Corp.(a)                                400      7,625
-----------------------------------------------------------------------
Sterling Software, Inc. (a)                              200      5,412
-----------------------------------------------------------------------
Technisource, Inc.(a)                                    100        987
-----------------------------------------------------------------------
Transaction Systems Architects, Inc. - Class A(a)        200     10,000
-----------------------------------------------------------------------
USWeb Corp.(a)                                           700     18,463
-----------------------------------------------------------------------
Veritas Software Corp.(a)                                650     38,959
-----------------------------------------------------------------------
Visio Corp.(a)                                           500     18,282
-----------------------------------------------------------------------
Whittman-Hart, Inc.(a)                                   200      5,525
-----------------------------------------------------------------------
Wind River Systems(a)                                    300     14,100
-----------------------------------------------------------------------
                                                                526,168
-----------------------------------------------------------------------

                                                          MARKET
                                                SHARES    VALUE

CONSUMER (JEWELRY, NOVELTIES & GIFTS) - 0.75%

Action Performance Companies, Inc.(a)               300 $   10,613
------------------------------------------------------------------
Blyth Industries, Inc.(a)                           500     15,625
------------------------------------------------------------------
Department 56, Inc.(a)                              100      3,756
------------------------------------------------------------------
Fossil, Inc.(a)                                     100      2,875
------------------------------------------------------------------
                                                            32,869
------------------------------------------------------------------

CONSUMER FINANCE - 0.37%

AmeriCredit Corp.(a)                                700      9,668
------------------------------------------------------------------
Doral Financial Corp.                               300      6,637
------------------------------------------------------------------
                                                            16,305
------------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH) - 0.40%

Patterson Dental Co.(a)                             400     17,400
------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 2.60%

AFC Cable Systems, Inc.(a)                          300     10,088
------------------------------------------------------------------
Hadco Corp.(a)                                      100      3,500
------------------------------------------------------------------
Oak Industries, Inc.(a)                             200      7,000
------------------------------------------------------------------
Sanmina Corp.(a)                                    400     25,000
------------------------------------------------------------------
Sawtek, Inc.(a)                                     100      1,750
------------------------------------------------------------------
SLI, Inc.(a)                                        200      5,550
------------------------------------------------------------------
Symbol Technologies, Inc.                           600     38,363
------------------------------------------------------------------
Uniphase Corp.(a)                                   300     20,812
------------------------------------------------------------------
Watsco, Inc.                                        150      2,513
------------------------------------------------------------------
                                                           114,576
------------------------------------------------------------------

ELECTRONICS (COMPONENT DISTRIBUTORS) - 0.10%

Anicom, Inc.(a)                                     500      4,594
------------------------------------------------------------------

ELECTRONICS (DEFENSE) - 0.21%

Aeroflex, Inc.(a)                                   600      9,075
------------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION) - 0.60%

Waters Corp.(a)                                     300     26,175
------------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS) - 6.32%

Apex PC Solutions, Inc.(a)                          100      2,887
------------------------------------------------------------------
Applied Micro Circuits Corp.(a)                     400     13,587
------------------------------------------------------------------
Artisan Components, Inc.(a)                         500      2,657
------------------------------------------------------------------
Burr-Brown Corp.(a)                                 100      2,343
------------------------------------------------------------------
Dallas Semiconductor Corp.                          200      8,150
------------------------------------------------------------------
Flextronics International Ltd.(a)                   700     59,938
------------------------------------------------------------------
Level One Communications, Inc.(a)                   600     21,300
------------------------------------------------------------------
Micrel, Inc.(a)                                     200     11,000
------------------------------------------------------------------
Microchip Technology, Inc.(a)                       800     29,600
------------------------------------------------------------------
PMC-Sierra, Inc.(a)                                 300     18,938
------------------------------------------------------------------
Semtech Corp.(a)                                    300     10,763
------------------------------------------------------------------
Sipex Corp.(a)                                    1,000     35,125
------------------------------------------------------------------
TranSwitch Corp.(a)                                 500     19,468
------------------------------------------------------------------
Unitrode Corp.(a)                                   600     10,500
------------------------------------------------------------------
Vitesse Semiconductor Corp.(a)                      700     31,938
------------------------------------------------------------------
                                                           278,194
------------------------------------------------------------------

                        AIM V.I. AGGRESSIVE GROWTH FUND
4

                                                          MARKET
                                                SHARES    VALUE

ENTERTAINMENT - 0.81%

Cinar Films Inc.-Class B(a) (Canada)                100 $    2,538
------------------------------------------------------------------
SFX Entertainment, Inc.-Class A(a)                  600     32,925
------------------------------------------------------------------
                                                            35,463
------------------------------------------------------------------

EQUIPMENT (SEMICONDUCTORS) - 0.45%

Asyst Technologies, Inc.(a)                         300      6,112
------------------------------------------------------------------
Etec Systems, Inc.(a)                               100      4,000
------------------------------------------------------------------
Novellus Systems, Inc.(a)                           200      9,900
------------------------------------------------------------------
                                                            20,012
------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 1.04%

Insignia Financial Group, Inc.(a)                   200      2,425
------------------------------------------------------------------
NCO Group, Inc.(a)                                  300     13,500
------------------------------------------------------------------
SEI Investments Co.                                 300     29,812
------------------------------------------------------------------
                                                            45,737
------------------------------------------------------------------

FOODS - 1.04%

American Italian Pasta Co.-Class A(a)               200      5,275
------------------------------------------------------------------
Earthgrains Co. (The)                               200      6,187
------------------------------------------------------------------
Fresh Del Monte Produce, Inc.(a)                    200      4,337
------------------------------------------------------------------
Hain Food Group, Inc. (The)(a)                      600     15,000
------------------------------------------------------------------
International Home Foods, Inc.(a)                   200      3,375
------------------------------------------------------------------
Pilgrim's Pride Corp.-Class B                       100      1,994
------------------------------------------------------------------
United Natural Foods, Inc.(a)                       400      9,650
------------------------------------------------------------------
                                                            45,818
------------------------------------------------------------------

HEALTH CARE (DRUGS - GENERIC & OTHER) - 1.64%

Alpharma, Inc.-Class A                              600     21,188
------------------------------------------------------------------
Biovail Corporation International(a) (Canada)       200      7,563
------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(a)             600     35,775
------------------------------------------------------------------
Parexel International Corp.(a)                      300      7,500
------------------------------------------------------------------
                                                            72,026
------------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT) - 1.28%

Health Management Associates, Inc.-Class A(a)     1,000     21,625
------------------------------------------------------------------
New American Healthcare Corp.(a)                    300      3,356
------------------------------------------------------------------
Province Healthcare Co.(a)                          300     10,763
------------------------------------------------------------------
Universal Health Services, Inc.-Class B(a)          400     20,750
------------------------------------------------------------------
                                                            56,494
------------------------------------------------------------------

HEALTH CARE (LONG-TERM CARE) - 0.33%

Assisted Living Concepts, Inc.(a)                   700      9,189
------------------------------------------------------------------
Sunrise Assisted Living, Inc.(a)                    100      5,187
------------------------------------------------------------------
                                                            14,376
------------------------------------------------------------------

HEALTH CARE (MANAGED CARE) - 0.46%

Express Scripts, Inc.-Class A(a)                    300     20,138
------------------------------------------------------------------

                                                             MARKET
                                                   SHARES    VALUE

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 3.98%

Haemonetics Corp.(a)                                   100 $    2,275
---------------------------------------------------------------------
Henry Schein, Inc.(a)                                  900     40,275
---------------------------------------------------------------------
Hologic, Inc.(a)                                       700      8,487
---------------------------------------------------------------------
MiniMed, Inc.(a)                                       200     20,950
---------------------------------------------------------------------
Osteotech, Inc.(a)                                     300     13,950
---------------------------------------------------------------------
PSS World Medical, Inc.(a)                             300      6,900
---------------------------------------------------------------------
ResMed, Inc.(a)                                        200      9,075
---------------------------------------------------------------------
Serologicals Corp.(a)                                  300      9,000
---------------------------------------------------------------------
Sybron International Corp.(a)                          900     24,469
---------------------------------------------------------------------
VISX, Inc.(a)                                          400     34,975
---------------------------------------------------------------------
Xomed Surgical Products, Inc.(a)                       150      4,800
---------------------------------------------------------------------
                                                              175,156
---------------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES) - 3.27%

Advance Paradigm, Inc.(a)                              200      7,000
---------------------------------------------------------------------
Covance, Inc.(a)                                       200      5,825
---------------------------------------------------------------------
First Consulting Group, Inc.(a)                        200      4,100
---------------------------------------------------------------------
Hooper Holmes, Inc.                                    400     11,600
---------------------------------------------------------------------
Lincare Holdings, Inc.(a)                              100      4,056
---------------------------------------------------------------------
NCS HealthCare, Inc.-Class A (a)                       700     16,625
---------------------------------------------------------------------
Ocular Sciences, Inc.(a)                               400     10,700
---------------------------------------------------------------------
Omnicare, Inc.                                         600     20,850
---------------------------------------------------------------------
Orthodontic Centers of America, Inc.(a)                800     15,550
---------------------------------------------------------------------
Renal Care Group, Inc.(a)                              300      8,644
---------------------------------------------------------------------
Res-Care, Inc.(a)                                      200      4,938
---------------------------------------------------------------------
Superior Consultant Holdings Corp.(a)                  300     13,050
---------------------------------------------------------------------
Total Renal Care Holdings, Inc.(a)                     300      8,868
---------------------------------------------------------------------
Veterinary Centers of America, Inc.(a)                 600     11,963
---------------------------------------------------------------------
                                                              143,769
---------------------------------------------------------------------

HOMEBUILDING - 0.17%

American Homestar Corp.(a)                             500      7,500
---------------------------------------------------------------------

HOUSEHOLD FURNITURE & APPLIANCES - 0.02%

International Comfort Products Corp. (Canada)(a)       100        800
---------------------------------------------------------------------

HOUSEWARES - 0.30%

Helen of Troy Ltd.(a)                                  900     13,218
---------------------------------------------------------------------

INSURANCE (LIFE & HEALTH) - 0.12%

Penn Treaty American Corp.(a)                          200      5,388
---------------------------------------------------------------------

INSURANCE (MULTI-LINE) - 0.07%

Century Business Services, Inc.(a)                     200      2,875
---------------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY) - 0.58%

CMAC Investment Corp.                                  200      9,187
---------------------------------------------------------------------
Fidelity National Financial, Inc.                      110      3,355
---------------------------------------------------------------------
FPIC Insurance Group, Inc.(a)                          200      9,563
---------------------------------------------------------------------
HCC Insurance Holdings, Inc.                           200      3,525
---------------------------------------------------------------------
                                                               25,630
---------------------------------------------------------------------

                        AIM V.I. AGGRESSIVE GROWTH FUND

                                                         MARKET
                                               SHARES    VALUE

INVESTMENT MANAGEMENT - 0.52%

Eaton Vance Corp.                                  300 $    6,262
-----------------------------------------------------------------
Knight/Trimark Group, Inc.-Class A(a)              700     16,756
-----------------------------------------------------------------
                                                           23,018
-----------------------------------------------------------------

LEISURE TIME (PRODUCTS) - 0.16%

International Speedway Corp.-Class A               100      4,050
-----------------------------------------------------------------
Speedway Motorsports, Inc.                         100      2,850
-----------------------------------------------------------------
                                                            6,900
-----------------------------------------------------------------

LODGING-HOTELS - 0.17%

Royal Caribbean Cruises Ltd. (Norway)              200      7,400
-----------------------------------------------------------------

MACHINERY (DIVERSIFIED) - 0.26%

Applied Power, Inc.-Class A                        300     11,325
-----------------------------------------------------------------

MANUFACTURING (DIVERSIFIED) - 0.29%

Matthews International Corp.-Class A               200      6,300
-----------------------------------------------------------------
Spartech Corp.                                     300      6,600
-----------------------------------------------------------------
                                                           12,900
-----------------------------------------------------------------

MANUFACTURING (SPECIALIZED) - 0.31%

JLG Industries, Inc.                               500      7,812
-----------------------------------------------------------------
Zebra Technologies Corp.(a)                        200      5,750
-----------------------------------------------------------------
                                                           13,562
-----------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES - 0.87%

Daisytek International Corp.(a)                    900     17,100
-----------------------------------------------------------------
Herman Miller, Inc.                                500     13,437
-----------------------------------------------------------------
United Stationers, Inc.(a)                         300      7,800
-----------------------------------------------------------------
                                                           38,337
-----------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT) - 0.38%

Cal Dive International, Inc.(a)                    200      4,150
-----------------------------------------------------------------
Core Laboratories N.V.(a) (Netherlands)            500      9,563
-----------------------------------------------------------------
Global Industries Ltd.(a)                          500      3,062
-----------------------------------------------------------------
                                                           16,775
-----------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION) - 0.43%

Cabot Oil & Gas Corp.-Class A                      300      4,500
-----------------------------------------------------------------
Evergreen Resources, Inc.(a)                       500      8,875
-----------------------------------------------------------------
Stone Energy Corp.(a)                              200      5,750
-----------------------------------------------------------------
                                                           19,125
-----------------------------------------------------------------

PERSONAL CARE - 0.44%

Steiner Leisure Ltd.(a)                            600     19,200
-----------------------------------------------------------------

PUBLISHING - 0.33%

IDG Books Worldwide, Inc.-Class A(a)               400      6,900
-----------------------------------------------------------------
Meredith Corp.                                     200      7,575
-----------------------------------------------------------------
                                                           14,475
-----------------------------------------------------------------

RAILROADS - 0.37%

MotivePower Industries, Inc.(a)                    500     16,093
-----------------------------------------------------------------

                                                     MARKET
                                           SHARES    VALUE

RESTAURANTS - 1.14%

Buffets, Inc.(a)                               200 $    2,387
-------------------------------------------------------------
CEC Entertainment, Inc.(a)                     700     19,425
-------------------------------------------------------------
Papa John's International, Inc.(a)             300     13,238
-------------------------------------------------------------
Sonic Corp.(a)                                 600     14,925
-------------------------------------------------------------
                                                       49,975
-------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS) - 1.94%

Best Buy Co., Inc.(a)                          100      6,138
-------------------------------------------------------------
CDW Computer Centers, Inc.(a)                  700     67,156
-------------------------------------------------------------
Tech Data Corp.(a)                             300     12,075
-------------------------------------------------------------
                                                       85,369
-------------------------------------------------------------

RETAIL (DISCOUNTERS) - 1.30%

Burlington Coat Factory Warehouse Corp.        500      8,157
-------------------------------------------------------------
Dollar Tree Stores, Inc.(a)                    450     19,659
-------------------------------------------------------------
Family Dollar Stores, Inc.                     500     11,000
-------------------------------------------------------------
99 Cents Only Stores(a)                        375     18,421
-------------------------------------------------------------
                                                       57,237
-------------------------------------------------------------

RETAIL (FOOD CHAINS) - 0.14%

Wild Oats Markets, Inc.(a)                     200      6,300
-------------------------------------------------------------

RETAIL (HOME SHOPPING) - 0.17%

DM Management Co.(a)                           400      7,600
-------------------------------------------------------------

RETAIL (SPECIALTY) - 2.81%

Casey's General Stores, Inc.                   200      2,607
-------------------------------------------------------------
Cost Plus, Inc.(a)                             200      6,275
-------------------------------------------------------------
CSK Auto Corp.(a)                              400     10,675
-------------------------------------------------------------
Hibbett Sporting Goods, Inc.(a)                400      9,700
-------------------------------------------------------------
Linens 'N Things, Inc.(a)                      500     19,813
-------------------------------------------------------------
Michaels Stores, Inc.(a)                       500      9,046
-------------------------------------------------------------
O'Reilly Automotive, Inc.(a)                   300     14,175
-------------------------------------------------------------
PETsMART, Inc.(a)                              400      4,400
-------------------------------------------------------------
Rent-Way, Inc.(a)                              300      7,294
-------------------------------------------------------------
Renters Choice, Inc.(a)                        600     19,050
-------------------------------------------------------------
Trans World Entertainment Corp.(a)             650     12,390
-------------------------------------------------------------
Williams-Sonoma, Inc.(a)                       200      8,062
-------------------------------------------------------------
                                                      123,487
-------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL) - 2.86%

Abercrombie & Fitch Co.-Class A(a)             338     23,913
-------------------------------------------------------------
American Eagle Outfitters, Inc.(a)             400     26,650
-------------------------------------------------------------
AnnTaylor Stores Corp.(a)                      400     15,775
-------------------------------------------------------------
Buckle, Inc. (The)(a)                          850     20,400
-------------------------------------------------------------
Goody's Family Clothing, Inc.(a)             1,100     11,035
-------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)                 650     20,637
-------------------------------------------------------------
Pacific Sunwear of California(a)               450      7,369
-------------------------------------------------------------
                                                      125,779
-------------------------------------------------------------

                        AIM V.I. AGGRESSIVE GROWTH FUND
6

                                                        MARKET
                                              SHARES    VALUE

SERVICES (ADVERTISING/MARKETING) - 1.18%

Abacus Direct Corp.(a)                            100    $ 4,550
----------------------------------------------------------------
Acxiom Corp.(a)                                   500     15,500
----------------------------------------------------------------
ADVO, Inc.(a)                                     100      2,637
----------------------------------------------------------------
Market Facts, Inc.(a)                             500     13,000
----------------------------------------------------------------
Metris Companies, Inc.                            100      5,032
----------------------------------------------------------------
Professional Detailing, Inc.(a)                   100      2,825
----------------------------------------------------------------
TMP Worldwide, Inc.(a)                            200      8,400
----------------------------------------------------------------
                                                          51,944
----------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 2.60%

Bright Horizons Family Solutions, Inc.(a)         300      8,100
----------------------------------------------------------------
Championship Auto Racing Teams, Inc.(a)           100      2,963
----------------------------------------------------------------
ChoicePoint, Inc.(a)                              100      6,450
----------------------------------------------------------------
G & K Services, Inc.-Class A                      300     15,975
----------------------------------------------------------------
Iron Mountain, Inc.(a)                            200      7,213
----------------------------------------------------------------
MSC Industrial Direct Co., Inc.-Class A(a)        400      9,050
----------------------------------------------------------------
Regis Corp.                                       400     16,000
----------------------------------------------------------------
Ritchie Bros. Auctioneers, Inc.(a) (Canada)       200      5,388
----------------------------------------------------------------
Stewart Enterprises, Inc.-Class A                 900     20,025
----------------------------------------------------------------
Strayer Education, Inc.                           400     14,100
----------------------------------------------------------------
Sylvan Learning Systems, Inc.(a)                  300      9,150
----------------------------------------------------------------
                                                         114,414
----------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS) - 2.71%

Analysts International Corp.                      200      3,850
----------------------------------------------------------------
Ciber, Inc.(a)                                    200      5,587
----------------------------------------------------------------
Computer Task Group, Inc.                         600     16,275
----------------------------------------------------------------
Insight Enterprises, Inc.(a)                    1,000     50,875
----------------------------------------------------------------
Keane, Inc.(a)                                    200      7,988
----------------------------------------------------------------
Safeguard Scientifics, Inc.(a)                    100      2,743
----------------------------------------------------------------
SunGard Data Systems, Inc.(a)                     800     31,750
----------------------------------------------------------------
                                                         119,068
----------------------------------------------------------------

SERVICES (DATA PROCESSING) - 3.77%

Affiliated Computer Services, Inc.(a)             700     31,500
----------------------------------------------------------------
Computer Horizons Corp.(a)                        200      5,325
----------------------------------------------------------------
CSG Systems International, Inc.(a)                700     55,300
----------------------------------------------------------------
FactSet Research Systems, Inc.(a)                 200     12,350
----------------------------------------------------------------
Lason Holdings, Inc.(a)                           100      5,818
----------------------------------------------------------------
MedQuist, Inc.(a)                                 400     15,800
----------------------------------------------------------------
National Computer Systems, Inc.                   500     18,500
----------------------------------------------------------------
NOVA Corp.(a)                                     614     21,298
----------------------------------------------------------------
                                                         165,891
----------------------------------------------------------------

                                                        MARKET
                                              SHARES    VALUE

SERVICES (EMPLOYMENT) - 1.05%

On Assignment, Inc.(a)                                      100    $ 3,450
--------------------------------------------------------------------------
RCM Technologies, Inc.(a)                                   200      5,300
--------------------------------------------------------------------------
Robert Half International, Inc.(a)                          300     13,408
--------------------------------------------------------------------------
Romac International, Inc.(a)                                700     15,575
--------------------------------------------------------------------------
Select Appointments Holdings PLC-ADR
 (United Kingdom)                                           400      8,600
--------------------------------------------------------------------------
                                                                    46,333
--------------------------------------------------------------------------

SERVICES (FACILITIES & ENVIRONMENTAL) - 0.40%

Cornell Corrections, Inc.(a)                                500      9,500
--------------------------------------------------------------------------
Tetra Tech, Inc.(a)                                         300      8,118
--------------------------------------------------------------------------
                                                                    17,618
--------------------------------------------------------------------------

SPECIALTY PRINTING - 0.83%

Consolidated Graphics, Inc.(a)                              300     20,268
--------------------------------------------------------------------------
Valassis Communications, Inc.(a)                            200     10,325
--------------------------------------------------------------------------
World Color Press, Inc.(a)                                  200      6,088
--------------------------------------------------------------------------
                                                                    36,681
--------------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 0.29%

Amdocs Ltd.(a)                                              400      6,850
--------------------------------------------------------------------------
International Telecommunication Data Systems, Inc.(a)       400      5,900
--------------------------------------------------------------------------
                                                                    12,750
--------------------------------------------------------------------------

TELEPHONE - 0.34%

GeoTel Communications Corp.(a)                              400     14,900
--------------------------------------------------------------------------
Textiles (Apparel) - 0.82%
Quicksilver, Inc.(a)                                      1,000     30,000
--------------------------------------------------------------------------
Tommy Hilfiger Corp.(a)                                     100      6,000
--------------------------------------------------------------------------
                                                                    36,000
--------------------------------------------------------------------------

TEXTILES (HOME FURNISHINGS) - 0.48%

Mohawk Industries, Inc.(a)                                  500     21,032
--------------------------------------------------------------------------
Truckers - 0.25%
Swift Transportation Co., Inc.(a)                           400     11,213
--------------------------------------------------------------------------
Trucks & Parts - 0.32%
Wabash National Corp.                                       700     14,218
--------------------------------------------------------------------------

WASTE MANAGEMENT - 1.03%

Allied Waste Industries, Inc.(a)                          1,360     32,130
--------------------------------------------------------------------------
KTI, Inc.(a)                                                600     12,975
--------------------------------------------------------------------------
                                                                    45,105
--------------------------------------------------------------------------
  Total Common Stocks (Cost $2,946,310)                          3,619,519
--------------------------------------------------------------------------

                        AIM V.I. AGGRESSIVE GROWTH FUND

                                                          PRINCIPAL    MARKET
                                                           AMOUNT      VALUE
U.S TREASURY BILLS(b) - 8.10%

4.439%, 03/25/99 (Cost $356,307)                         $360,000(c) $  356,307
--------------------------------------------------------------------------------
  Total Investments, excluding repurchase agreement
   (Cost $3,302,617)                                                  3,975,826
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT(d) - 10.43%

SBC Warburg Dillon Read, Inc., 4.75%
 01/04/99(e) (Cost $459,028)                              459,028       459,028
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.81%                                           4,434,854
--------------------------------------------------------------------------------
LIABILITIES LESS OTHER ASSETS - (0.81)%                                 (35,751)
--------------------------------------------------------------------------------
NET ASSETS - 100.00%                                                 $4,399,103
================================================================================

(a) Non-income producing security.
(b) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open future contracts. See Note 7.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 12/31/98 with a maturing value of $1,000,527,778. Collateralized by $2,207,068,000 U.S. Government
    obligations, 0% to 6.75% due 06/30/99 to 11/15/21 with an aggregate market value at 12/31/98 of $1,020,001,079.

Investment Abbreviation:

ADR - American Depositary Receipt


See Notes to Financial Statements.

                        AIM V.I. AGGRESSIVE GROWTH FUND
8

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1998

ASSETS:

Investments, excluding repurchase agreements, at market
 value (cost $3,302,617)                                  $ 3,975,826
---------------------------------------------------------------------
Repurchase agreements (cost $459,028)                         459,028
---------------------------------------------------------------------
Receivables for:
 Capital stock sold                                             3,114
---------------------------------------------------------------------
 Investments sold                                              19,772
---------------------------------------------------------------------
 Dividends and interest                                           259
---------------------------------------------------------------------
 Variation margin                                               3,875
---------------------------------------------------------------------
 Reimbursement from advisor                                    45,009
---------------------------------------------------------------------
Investment for deferred compensation plan                       2,778
---------------------------------------------------------------------
  Total assets                                              4,509,661
---------------------------------------------------------------------

LIABILITIES:

Payable for investments purchased                             100,750
---------------------------------------------------------------------
Deferred compensation plan                                      2,778
---------------------------------------------------------------------
Accrued operating expenses                                      7,030
---------------------------------------------------------------------
  Total liabilities                                           110,558
---------------------------------------------------------------------
Net assets applicable to shares outstanding               $ 4,399,103
=====================================================================

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

 Authorized                                               250,000,000
---------------------------------------------------------------------
 Outstanding                                                  446,621
=====================================================================
Net asset value, offering and redemption price per share        $9.85
=====================================================================

STATEMENT OF OPERATIONS

For the period May 1, 1998 (date operations commenced) through December 31, 1998

INVESTMENT INCOME:

Interest                                                   $  33,438
---------------------------------------------------------------------
Dividends                                                      1,129
---------------------------------------------------------------------
   Total investment income                                    34,567
---------------------------------------------------------------------

EXPENSES:

Advisory fees                                                 13,054
---------------------------------------------------------------------
Administrative services fees                                  26,658
---------------------------------------------------------------------
Custodian fees                                                18,571
---------------------------------------------------------------------
Directors' fees and expenses                                   6,301
---------------------------------------------------------------------
Legal fees                                                     7,771
---------------------------------------------------------------------
Other                                                          3,066
---------------------------------------------------------------------
   Total expenses                                             75,421
---------------------------------------------------------------------
Less: Fees waived and reimbursed by advisor                  (56,454)
---------------------------------------------------------------------
      Expenses paid indirectly                                   (65)
---------------------------------------------------------------------
   Net expenses                                               18,902
---------------------------------------------------------------------
Net investment income                                         15,665
---------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
 SECURITIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
   Investment securities                                    (182,452)
---------------------------------------------------------------------
   Futures contracts                                        (213,085)
---------------------------------------------------------------------
                                                            (395,537)
---------------------------------------------------------------------
Net unrealized appreciation of:
   Investment securities                                     673,210
---------------------------------------------------------------------
   Futures contracts                                          15,300
---------------------------------------------------------------------
                                                             688,510
---------------------------------------------------------------------
 Net gain from investment securities and futures contracts   292,973
---------------------------------------------------------------------
Net increase in net assets resulting from operations       $ 308,638
=====================================================================

See Notes to Financial Statements.

                        AIM V.I. AGGRESSIVE GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the period May 1, 1998 (date operations commenced) through December 31,
1998

                                                                      1998
                                                                   ----------
OPERATIONS:

 Net investment income                                             $   15,665
------------------------------------------------------------------------------
 Net realized gain (loss) from investment securities and futures
  contracts                                                          (395,537)
------------------------------------------------------------------------------
 Net unrealized appreciation of investment securities and futures
  contracts                                                           688,510
------------------------------------------------------------------------------
   Net increase in net assets resulting from operations               308,638
------------------------------------------------------------------------------
 Dividends to shareholders from net investment income                 (22,273)
------------------------------------------------------------------------------
 Net increase from capital stock transactions                       4,112,738
------------------------------------------------------------------------------
   Net increase in net assets                                       4,399,103
------------------------------------------------------------------------------

NET ASSETS:

 Beginning of period                                                       --
------------------------------------------------------------------------------
 End of period                                                     $4,399,103
==============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)                        $4,108,916
------------------------------------------------------------------------------
 Undistributed net investment income                                   (2,786)
------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from investment securities
  and futures contracts                                              (395,537)
------------------------------------------------------------------------------
 Unrealized appreciation of investment securities and futures
  contracts                                                           688,510
------------------------------------------------------------------------------
                                                                   $4,399,103
==============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1998

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM Variable Insurance Funds, Inc. (the "Company"), is a Maryland corporation organized on January 22, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, series, management investment company consisting of fifteen portfolios. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the AIM V.I. Aggressive Growth Fund (the "Fund"). The Fund's investment objective is to achieve long-term growth of capital. The Fund commenced operations on May 1, 1998. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If no mean is available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which

10                      AIM V.I. AGGRESSIVE GROWTH FUND
   will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On December 31, 1998 additional paid-in capital was decreased by $3,822, undistributed net investment income was increased by $3,822 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Federal Income Taxes - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund had capital loss carryforwards (which may be carried forward to offset future taxable capital gains, if any) of $354,222, which expires, if not previously utilized, through the year 2006. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.
D. Stock Index Futures Contracts - The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. During the period May 1, 1998 (date operations commenced) through December 31, 1998, AIM waived expenses of $11,445 and reimbursed expenses of $45,009.
 Pursuant to a master administrative services agreement between the Company and AIM, with respect to the Fund, the Company has agreed to reimburse certain administrative costs incurred in providing accounting services and other administrative services to the Fund. During the period May 1, 1998 (date operations commenced) through December 31, 1998, AIM was reimbursed $26,658 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the period May 1, 1998 (date operations commenced) through December 31, 1998, the Fund incurred legal fees of $1,697 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3 - INDIRECT EXPENSES
The Fund received reductions in custodian fees of $65 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $65 during the period May 1, 1998 (date operations commenced) through December 31, 1998.

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest a director's fees, if so elected by such director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold during the period May 1, 1998 (date operations commenced) through December 31, 1998 was $3,584,305 and $455,412, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of December 31, 1998 is as follows:

Aggregate unrealized appreciation of investment securities    $759,923
-----------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (95,945)
-----------------------------------------------------------------------
Net unrealized appreciation of investment securities          $663,978
=======================================================================

Cost of investments for tax purposes is $3,770,876.

NOTE 6 - CAPITAL STOCK
Changes in capital stock outstanding during the period May 1, 1998 (date operations commenced) through December 31, 1998 were as follows:

                                     Shares     Amount
                                     -------  ----------
Sold                                 464,162  $4,261,686
---------------------------------------------------------
Issued as reinvestment of dividends    2,421      22,273
---------------------------------------------------------
Reacquired                           (19,962)   (171,221)
---------------------------------------------------------
                                     446,621  $4,112,738
=========================================================

                        AIM V.I. AGGRESSIVE GROWTH FUND

NOTE 7- FUTURES CONTRACTS
On December 31, 1998, $20,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                             No. of            Month/           Unrealized
                            Contracts        Commitment        Appreciation
     Contract               ---------        ----------        ------------
Russell 2000 Index               1           Mar 99/Buy          $15,300
================================================================================

NOTE 8 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during the period May 1, 1998 (date operations commenced) through December 31, 1998.

                                                                   1998
                                                                  ------
Net asset value, beginning of period                              $10.00
----------------------------------------------------------------- ------
Income from investment operations:
  Net investment income                                             0.04
----------------------------------------------------------------- ------
  Net gains (losses) on securities (both realized and unrealized)  (0.14)
----------------------------------------------------------------- ------
   Total from investment operations                                (0.10)
----------------------------------------------------------------- ------
Less distributions:
  Dividends from net investment income                             (0.05)
----------------------------------------------------------------- ------
Net asset value, end of period                                    $ 9.85
================================================================= ======
Total return(a)                                                    (0.94)%
================================================================= ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                          $4,399
================================================================= ======
Ratio of expenses to average net assets(b)                          1.16%(c)
================================================================= ======
Ratio of net investment income to average net assets(d)             0.96%(c)
================================================================= ======
Portfolio turnover rate                                               30%
================================================================= ======

(a) Total return is not annualized.
(b) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 4.62% (annualized).
(c) Ratios are annualized and based on average net assets of $2,430,925.
(d) After fee waivers and/or expense reimbursements. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursement was (2.50)% (annualized).

                        AIM V.I. AGGRESSIVE GROWTH FUND
12

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. Aggressive Growth Fund, a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1998, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period May 1, 1998 (commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Aggressive Growth Fund, as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the period May 1, 1998 (commencement of operations) through December 31, 1998 in conformity with generally accepted accounting principles.

                                 TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 3, 1999
                        AIM V.I. AGGRESSIVE GROWTH FUND

The Managers' Overview

FUND'S BALANCED PORTFOLIO BUFFERS
MARKET VOLATILITY

A roundtable discussion with the Fund management team for AIM V.I. Balanced Fund for the period ended December 31, 1998.
------------------------------------------------------------------------------------------------------------------------------------
Q. FINANCIAL MARKETS EXPERIENCED ALL-TIME    experienced losses earlier in the year       ------------------------------------------
HIGHS AND ONE OF THEIR MOST VICIOUS          recovered and posted gains.
CORRECTIONS DURING 1998. HOW DID AIM V.I.                                                       The 60/40 target allocation of
BALANCED FUND PERFORM IN THIS UNSETTLING     Q. HOW DID THE FUND FARE IN THIS
ENVIRONMENT?                                 VOLATILE PERIOD?                                       stocks and bonds proved
A. Despite weakening conditions during the   A. As investors turned to large, well-
past year, the new AIM V.I. Balanced Fund    established companies better able to                      true to its worth
finished 1998 with solid returns. For the    weather the market turbulence, mid-sized
reporting period from the Fund's inception   and small-company stocks were hit hard by           and helped dampen volatility
on May 1, 1998, to December 31, 1998,        the summer correction. Since the Fund
cumulative total return was 13.02%. In       invests in all market segments, including           during an unusual market for
comparison, the Lipper Balanced Fund Index   small- and mid-caps, this posed a
returned just 5.91% from April 30, 1998 to   challenge. However, the fixed-income                  both types of securities.
the end of the reporting period.             portion of the Fund benefited from this
                                             phenomenon and provided protection from a    -----------------------------------------
Q. WHAT WERE THE MAJOR TRENDS IN THE         potentially serious decline during this
FINANCIAL MARKETS DURING 1998?               difficult period. The 60/40 target
A. Beginning in July, markets succumbed to   allocation of stocks and bonds proved true   computers software and services at 2.61%
the second wave of "Asian contagion" when    to its worth and helped dampen volatility    of the Fund's portfolio; long-distance
currency troubles in Asia made their way to  during an unusual market for both types of   telecommunications at 3.64%; and
the United States. Russia's bond default     securities.                                  diversified financial at 4.66%.
and the downturn that ensued involved even     After a difficult third quarter, the Fund
the very large, very liquid stocks that      began to recover, boosted by a rally in the  Q. WHAT MAKES THE COMPUTER SOFTWARE AND
were chiefly responsible for the U.S.        equity market. The Fund's fixed-income       SERVICES INDUSTRY ATTRACTIVE?
markets' earlier rise.                       holdings continued to enjoy the return of    A. As earnings momentum began to improve
  Domestically, the markets were hit by the  their popularity as investors sought their   for this industry, we increased its
collapse of several hedge funds. Investors   relative safety.                             weighting. Strong sales of personal
sought shelter from market volatility in                                                  computers in the United States and western
the safest and most liquid investment        Q. GIVEN CURRENT MARKET CONDITIONS, HOW      Europe have helped to offset the economic
classes, particularly large-cap equities     HAVE YOU MANAGED THE PORTFOLIO?              weakness in other regions. Sales of
and U.S. Treasury securities.                A. On the fixed-income side, we continued    personal computers were up 15% for the
  The Federal Reserve Board (the Fed)        to keep to an intermediate maturity          third quarter.
announced the first of three interest rate   structure that is not too sensitive to       As the end of the millennium nears, we
cuts in September, hoping to shelter the     interest-rate changes. The bond portion of   also expect the computer software and
United States from a potential global        the portfolio generally has an average       services industry to profit from the so-
recession. Boosted by the Fed easing, the    quality rating of "A." We invested in        called Y2K problem--the need to reprogram
U.S. markets halted their downturn and       mainly U.S. government issues and            older computers to recognize the year
rebounded. Many securities that had          investment-grade corporate bonds, which      2000. In addition, this industry has
                                             have benefited from the low inflation and
                                             falling interest rates during the past
                                             year. On the equity side, at the close of
                                             the fiscal year, the Fund's top industry
                                             holdings included

14                          AIM V.I. BALANCED FUND


PORTFOLIO COMPOSITION

As of 12/31/98, based on total net assets

Number of Holdings: 204

TOP 10 EQUITY HOLDINGS                               TOP 10 INDUSTRIES
 1. America Online, Inc.                     0.93%    1. Financial (Diversified)                   4.66%
 2. Fannie Mae                               0.50     2. Telecommunications (Long Distance)        3.64
 3. Superior TeleCom Inc.                    0.46     3. Natural Gas                               3.24
 4. Cisco Systems, Inc.                      0.45     4. Broadcasting (Television, Radio &Cable)   3.17
 5. Qwest Communications International Inc.  0.44     5. Consumer Finance                          2.78
 6. Lucent Technologies, Inc.                0.43     6. Computers (Software & Services)           2.61
 7. Dell Computer Corp.                      0.42     7. Services (Commercial & Consumer)          2.57
 8. EMC Corp.                                0.41     8. Banks (Money Center)                      2.29
 9. USWeb Corp.                              0.41     9. Health Care (Medical Products & Supplies) 2.04
10. Sunrise Assisted Living, Inc.            0.40    10. Telephone                                 1.96

Please keep in mind that the Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.



benefited from the explosive growth of the   declines in the summer. Market analysts      while also providing a safety net
Internet and other digital services and is   are optimistic that the United States will   against potential market turbulence.
expected to continue expanding well into     avoid a recession in 1999. Economic growth
the next century. America Online (AOL),      seems to be decelerating, so low inflation   The Lipper Balanced Funds Index is a net
the Fund's largest holding, is the world's   and low interest rates should continue.      asset value weighted index of the 30
largest Internet service provider with       This is an ideal climate for the Fund's      largest funds within the balanced fund
approximately 15 million subscribers. AOL    bond component. Equity performance will      investment objective. It is calculated
reported robust earnings in 1998, and its    depend on corporate earnings in the coming   daily with adjustments for distributions
stock soared in December after it was        months. We remain focused on targeting the   as of the ex-dividend dates. It is
announced that the company would be added    60/40 allocation, a mix that studies have    compiled by Lipper, Inc., an independent
to the S&P 500.                              found to provide optimal risk/return trade-  mutual fund performance monitor.
                                             off over the long run. The Fund's balanced     The Standard & Poor's Composite Index of
Q. WHAT IS YOUR OUTLOOK FOR 1999?            structure is well-positioned to take         500 Stocks (S&P 500) is a group of
A. By and large, we are optimistic that      advantage of bull markets in stocks and in   unmanaged securities widely regarded by
the U.S. market has performed a              bonds,                                       investors to be representative of the
turnaround, coming back from the steep                                                    stock market in general.
                                                                                            Because the Fund has been offered for
                                                                                          less than one year (since 5/1/98), total
                                                                                          return figures reflect cumulative total
                                                                                          return that has not yet been annualized.

                            AIM V.I. BALANCED FUND                           15

SCHEDULE OF INVESTMENTS

December 31, 1998

                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE

DOMESTIC BONDS & NOTES - 22.68%

BANKS (MONEY CENTER) - 0.74%

First Union Bancorp, Sub. Deb., 7.50%, 04/15/35          $   70,000 $    76,815
-------------------------------------------------------------------------------

BANKS (REGIONAL) - 0.71%

HSBC Americas Inc., Unsec. Sub. Notes, 7.00%, 11/01/06       70,000      73,016
-------------------------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 2.45%

Comcast Cable Communications, Unsec. Unsub. Notes,
 6.20%, 11/15/08                                            100,000     101,998
-------------------------------------------------------------------------------
CSC Holdings Inc., Series B Sr. Unsec. Deb., 7.625%,
 07/15/18                                                    50,000      51,196
-------------------------------------------------------------------------------
USA Networks, Inc., Sr. Notes, 6.75%, 11/15/05(a)
 (Acquired 11/30/98; Cost $100,274)                         100,000     100,266
-------------------------------------------------------------------------------
                                                                        253,460
-------------------------------------------------------------------------------

CHEMICALS - 1.18%

Airgas Inc., Medium Term Notes, 7.14%, 03/08/04              50,000      51,056
-------------------------------------------------------------------------------
Solutia Inc., Sr. Unsec. Deb., 6.72%, 10/15/37               70,000      71,120
-------------------------------------------------------------------------------
                                                                        122,176
-------------------------------------------------------------------------------

CHEMICALS (DIVERSIFIED) - 0.49%

Monsanto Co., Deb., 6.50%, 12/01/18(a)
 (Acquired 12/04/98; Cost $49,791)                           50,000      50,349
-------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 0.34%

Comverse Technology Inc., Conv. Unsec. Sub. Deb.,
 4.50%, 07/01/05                                             28,000      35,420
-------------------------------------------------------------------------------

COMPUTERS (HARDWARE) - 0.29%

Candescent Technology Corp., Conv. Sr. Sub. Deb.,
 7.00%, 05/01/03(a)
 (Acquired 11/06/98-11/09/98; Cost $28,326)                  33,000      29,700
-------------------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 0.33%

Network Associates Inc., Conv. Unsec. Sub. Deb., 3.44%,
 02/13/18(b)                                                 55,000      33,825
-------------------------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS) - 0.70%

American Greetings, Unsec. Notes, 6.10%, 08/01/28            70,000      72,414
-------------------------------------------------------------------------------

CONSUMER FINANCE - 2.55%

Beneficial Corp.-Series H, Medium Term Notes, 6.94%,
 12/15/06                                                   250,000     263,978
-------------------------------------------------------------------------------

ELECTRIC COMPANIES - 0.77%

Commonwealth Edison Co., First Mortgage Notes, 7.50%,
 07/01/13                                                    70,000      79,153
-------------------------------------------------------------------------------

ENTERTAINMENT - 0.76%

Time Warner, Inc., Unsec. Deb., 6.85%, 01/15/26              75,000      78,903
-------------------------------------------------------------------------------

                                                         PRINCIPAL    MARKET
                                                           AMOUNT      VALUE

FINANCIAL (DIVERSIFIED) - 2.88%

Associates Corp of North America, Series B Sr. Deb.,
 6.95%, 11/01/18                                         $   50,000 $    53,213
-------------------------------------------------------------------------------
Private Export Funding, Sec. Deb., 8.35%, 01/31/01          230,000     244,858
-------------------------------------------------------------------------------
                                                                        298,071
-------------------------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER) - 0.38%

Elan Finance Corp., Conv. Gtd. Sub. Notes, 3.25%,
 12/14/18(a)(b)
 (Acquired 12/08/98; Cost $36,766)                           70,000      39,375
-------------------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 0.49%

Beckman Coulter, Sr. Unsec. Gtd. Notes, 7.45%, 03/04/08      50,000      50,865
-------------------------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE - 0.50%

Merrill Lynch & Co., Unsec. Notes, 6.875%, 11/15/18          50,000      51,659
-------------------------------------------------------------------------------

NATURAL GAS - 2.72%

Enron Corp., Notes, 6.75%, 08/01/09                          70,000      72,784
-------------------------------------------------------------------------------
K N Energy, Inc., Unsec. Deb., 7.35%, 08/01/26              100,000     105,515
-------------------------------------------------------------------------------
National Fuel Gas Co., Series D, Medium Term Notes,
 6.303%, 05/27/08                                           100,000     103,332
-------------------------------------------------------------------------------
                                                                        281,631
-------------------------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT) - 0.24%

R & B Falcon Corp., Sr. Notes, 9.50%, 12/15/08(a)
 (Acquired 12/17/98; Cost $25,000)                           25,000      25,125
-------------------------------------------------------------------------------

RAILROADS - 1.45%

CSX Corp.-Series C, Medium Term Notes, 6.80%, 12/01/28      150,000     149,625
-------------------------------------------------------------------------------

SERVICES (DATA PROCESSING) - 0.08%

Affiliated Computer Services, Conv. Sub. Notes, 4.00%,
 03/15/05                                                     7,000       8,544
-------------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 1.89%

Global Telesystems Group, Conv. Sr. Sub. Deb., 5.75%,
 07/01/10                                                    15,000      16,931
-------------------------------------------------------------------------------
MCI Communications Corp., Putable Sr. Unsec. Deb.,
 7.125%, 06/15/27                                            70,000      74,445
-------------------------------------------------------------------------------
Sprint Capital Corp., Sr. Unsec. Gtd. Notes, 6.875%,
 11/15/28                                                   100,000     104,216
-------------------------------------------------------------------------------
                                                                        195,592
-------------------------------------------------------------------------------

TELEPHONE - 0.74%

SBC Communications Inc., Deb., 7.375%, 07/15/43              70,000      76,385
-------------------------------------------------------------------------------
  Total Domestic Bonds & Notes
   (Cost $2,305,968)                                                  2,346,081
-------------------------------------------------------------------------------

                             AIM V.I. BALANCED FUND
16

                                                     MARKET
                                         SHARES       VALUE
DOMESTIC COMMON STOCKS - 28.92%

BANKS (MONEY CENTER) - 0.56%

BankAmerica Corp.                              300 $    18,038
--------------------------------------------------------------
Chase Manhattan Corp. (The)                    500      34,031
--------------------------------------------------------------
First Union Corp.                              100       6,081
--------------------------------------------------------------
                                                        58,150
--------------------------------------------------------------

BANKS (REGIONAL) - 0.25%

Bank United Corp.-Class A                      300      11,775
--------------------------------------------------------------
Southwest Bancorp. of Texas, Inc.(c)           800      14,300
--------------------------------------------------------------
                                                        26,075
--------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC) - 0.21%

Coca-Cola Co. (The)                            200      13,375
--------------------------------------------------------------
PepsiCo, Inc.                                  200       8,188
--------------------------------------------------------------
                                                        21,563
--------------------------------------------------------------

BIOTECHNOLOGY - 0.48%

Biogen, Inc.(c)                                300      24,900
--------------------------------------------------------------
Genzyme Corp.(c)                               500      24,875
--------------------------------------------------------------
                                                        49,775
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 0.72%

CBS Corp.(c)                                   800      26,200
--------------------------------------------------------------
Heftel Broadcasting Corp.(c)                   400      19,700
--------------------------------------------------------------
Univision Communications, Inc.(c)              800      28,950
--------------------------------------------------------------
                                                        74,850
--------------------------------------------------------------

BUILDING MATERIALS - 0.12%

Group Maintenance America Corp.(c)           1,000      12,125
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 0.89%

ADC Telecommunications, Inc.(c)                300      10,425
--------------------------------------------------------------
ANTEC Corp.(c)                               1,100      22,138
--------------------------------------------------------------
Brightpoint, Inc.(c)                           600       8,250
--------------------------------------------------------------
Lucent Technologies, Inc.                      400      44,000
--------------------------------------------------------------
Tellabs, Inc.(c)                               100       6,856
--------------------------------------------------------------
                                                        91,669
--------------------------------------------------------------

COMPUTERS (HARDWARE) - 1.09%

Compaq Computer Corp.                          800      33,550
--------------------------------------------------------------
Dell Computer Corp.(c)                         600      43,913
--------------------------------------------------------------
International Business Machines Corp.          100      18,475
--------------------------------------------------------------
Sun Microsystems, Inc.(c)                      200      17,125
--------------------------------------------------------------
                                                       113,063
--------------------------------------------------------------

                                                            MARKET
                                                 SHARES      VALUE

COMPUTERS (NETWORKING) - 0.83%

Ascend Communications, Inc.(c)                        600 $    39,450
---------------------------------------------------------------------
Cisco Systems, Inc.(c)                                500      46,406
---------------------------------------------------------------------
                                                               85,856
---------------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 0.41%

EMC Corp.(c)                                          500      42,500
---------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 2.28%

America Online, Inc.                                  600      96,000
---------------------------------------------------------------------
Computer Associates International, Inc.               100       4,263
---------------------------------------------------------------------
Engineering Animation, Inc.(c)                        300      16,200
---------------------------------------------------------------------
HBO & Co.                                             900      25,819
---------------------------------------------------------------------
ISS Group, Inc.(c)                                    300      16,500
---------------------------------------------------------------------
Microsoft Corp.(c)                                    100      13,869
---------------------------------------------------------------------
Platinum Technology, Inc.(c)                          400       7,650
---------------------------------------------------------------------
Sterling Commerce, Inc.(c)                            300      13,500
---------------------------------------------------------------------
USWeb Corp.(c)                                      1,600      42,200
---------------------------------------------------------------------
                                                              236,001
---------------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS) - 0.09%

Blyth Industries, Inc.(c)                             300       9,375
---------------------------------------------------------------------

CONSUMER FINANCE - 0.23%

SLM Holding Corp.                                     500      24,000
---------------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH) - 0.26%

Cardinal Health, Inc.                                 350      26,556
---------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 0.39%

General Electric Co.                                  400      40,825
---------------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION) - 0.13%

Quanta Services, Inc.(c)                              600      13,238
---------------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS) - 0.23%

Intel Corp.                                           200      23,713
---------------------------------------------------------------------

ENTERTAINMENT - 0.20%

Walt Disney Co. (The)                                 700      21,000
---------------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR) - 0.08%

Applied Materials, Inc.(c)                            200       8,538
---------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 1.78%

American Express Co.                                  200      20,450
---------------------------------------------------------------------
CIT Group, Inc. (The)                                 300       9,544
---------------------------------------------------------------------
Citigroup, Inc.                                       500      24,750
---------------------------------------------------------------------
Fannie Mae                                            700      51,769
---------------------------------------------------------------------
FINOVA Group, Inc.                                    200      10,788
---------------------------------------------------------------------
Freddie Mac                                           400      25,775
---------------------------------------------------------------------
Heller Financial, Inc.                                500      14,688
---------------------------------------------------------------------
Medallion Financial Corp.                             800      11,450
---------------------------------------------------------------------
Morgan Stanley, Dean Witter, Discover & Co.           200      14,200
---------------------------------------------------------------------
                                                              183,414
---------------------------------------------------------------------

                             AIM V.I. BALANCED FUND

                                                          MARKET
                                               SHARES      VALUE

FOODS - 0.57%

Keebler Foods Co.(c)                                700 $    26,338
-------------------------------------------------------------------
Ralston-Ralston Purina Group                      1,000      32,375
-------------------------------------------------------------------
                                                             58,713
-------------------------------------------------------------------

HEALTH CARE (DIVERSIFIED) - 1.18%

Abbott Laboratories                                 200       9,800
-------------------------------------------------------------------
American Home Products Corp.                        400      22,525
-------------------------------------------------------------------
Bristol-Myers Squibb Co.                            200      26,763
-------------------------------------------------------------------
Johnson & Johnson                                   300      25,163
-------------------------------------------------------------------
Warner-Lambert Co.                                  500      37,594
-------------------------------------------------------------------
                                                            121,845
-------------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER) - 0.40%

Barr Laboratories, Inc.(c)                          300      14,400
-------------------------------------------------------------------
Forest Laboratories, Inc.(c)                        500      26,594
-------------------------------------------------------------------
                                                             40,994
-------------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS) - 1.03%

Lilly (Eli) & Co.                                   400      35,550
-------------------------------------------------------------------
Merck & Co., Inc.                                   200      29,538
-------------------------------------------------------------------
Pfizer, Inc.                                        200      25,088
-------------------------------------------------------------------
Schering-Plough Corp.                               300      16,575
-------------------------------------------------------------------
                                                            106,751
-------------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT) - 0.10%

Province Healthcare Co.(c)                          300      10,763
-------------------------------------------------------------------

HEALTH CARE (LONG TERM CARE) - 0.49%

Assisted Living Concepts, Inc.(c)                   700       9,188
-------------------------------------------------------------------
Sunrise Assisted Living, Inc.(c)                    800      41,500
-------------------------------------------------------------------
                                                             50,688
-------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 1.55%

Arterial Vascular Engineering, Inc.(c)              400      21,000
-------------------------------------------------------------------
Baxter International, Inc.                          300      19,294
-------------------------------------------------------------------
Becton, Dickinson & Co.                             600      25,613
-------------------------------------------------------------------
Guidant Corp.                                       200      22,050
-------------------------------------------------------------------
Medtronic, Inc.                                     500      37,125
-------------------------------------------------------------------
VISX, Inc.(c)                                       400      34,975
-------------------------------------------------------------------
                                                            160,057
-------------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES) - 0.43%

MAXIMUS, Inc.(c)                                    400      14,800
-------------------------------------------------------------------
Omnicare, Inc.                                      400      13,900
-------------------------------------------------------------------
Quintiles Transnational Corp.(c)                    300      16,013
-------------------------------------------------------------------
                                                             44,713
-------------------------------------------------------------------

HOUSEHOLD FURNITURE & APPLIANCES - 0.12%

Ethan Allen Interiors, Inc.                         300      12,300
-------------------------------------------------------------------

                                                          MARKET
                                               SHARES      VALUE

HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.27%

Colgate-Palmolive Co.                               100 $     9,288
-------------------------------------------------------------------
Procter & Gamble Co. (The)                          200      18,263
-------------------------------------------------------------------
                                                             27,551
-------------------------------------------------------------------

INSURANCE (LIFE/HEALTH) - 0.41%

Equitable Companies, Inc.                           300      17,363
-------------------------------------------------------------------
Nationwide Financial Services, Inc.-Class A         300      15,506
-------------------------------------------------------------------
ReliaStar Financial Corp.                           200       9,225
-------------------------------------------------------------------
                                                             42,094
-------------------------------------------------------------------

INSURANCE (MULTI-LINE) - 0.40%

CIGNA Corp.                                         200      15,463
-------------------------------------------------------------------
Lincoln National Corp.                              200      16,363
-------------------------------------------------------------------
MONY Group, Inc.(c)                                 300       9,394
-------------------------------------------------------------------
                                                             41,220
-------------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY) - 0.43%

Everest Reinsurance Holdings, Inc.                  400      15,575
-------------------------------------------------------------------
Progressive Corp.                                   100      16,938
-------------------------------------------------------------------
Travelers Property Casualty Corp.-Class A           400      12,400
-------------------------------------------------------------------
                                                             44,913
-------------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE - 0.19%

Merrill Lynch & Co., Inc.                           300      20,025
-------------------------------------------------------------------

INVESTMENT MANAGEMENT - 0.12%

Federated Investors, Inc.-Class B                   700      12,688
-------------------------------------------------------------------

LAND DEVELOPMENT - 0.08%

Silverleaf Resorts, Inc.                            900       8,381
-------------------------------------------------------------------

LEISURE TIME (PRODUCTS) - 0.10%

Coach USA, Inc.(c)                                  300      10,406
-------------------------------------------------------------------

LODGING-HOTELS - 0.23%

Carnival Corp.-Class A                              500      24,000
-------------------------------------------------------------------

MANUFACTURING (DIVERSIFIED) - 0.22%

Tyco International Ltd.                             300      22,631
-------------------------------------------------------------------

MANUFACTURING (SPECIALIZED) - 0.64%

Superior TeleCom, Inc.                            1,000      47,250
-------------------------------------------------------------------
USEC, Inc.                                        1,400      19,425
-------------------------------------------------------------------
                                                             66,675
-------------------------------------------------------------------

METAL FABRICATORS - 0.08%

Metals USA(c)                                       800       7,800
-------------------------------------------------------------------

NATURAL GAS - 0.41%

Enron Corp.                                         300      17,119
-------------------------------------------------------------------
Williams Companies, Inc. (The)                      800      24,950
-------------------------------------------------------------------
                                                             42,069
-------------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT) - 0.14%

Halliburton Co.                                     500      14,813
-------------------------------------------------------------------

                             AIM V.I. BALANCED FUND
18

                                                           MARKET
                                                SHARES      VALUE

OIL & GAS (EXPLORATION & PRODUCTION) - 0.18%

Conoco Inc. - Class A(c)                             900 $    18,789
--------------------------------------------------------------------

OIL (INTERNATIONAL INTERGRATED) - 0.14%

Exxon Corp.                                          200      14,626
--------------------------------------------------------------------

PERSONAL CARE - 0.45%

Avon Products, Inc.                                  400      17,700
--------------------------------------------------------------------
Gillette Co.                                         600      28,989
--------------------------------------------------------------------
                                                              46,689
--------------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT) - 0.30%

AES Corp.(c)                                         500      23,689
--------------------------------------------------------------------
CalEnergy Co., Inc.(c)                               200       6,939
--------------------------------------------------------------------
                                                              30,628
--------------------------------------------------------------------

PUBLISHING - 0.07%

Meredith Corp.                                       200       7,576
--------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST - 0.49%

Alexandria Real Estate Equities, Inc.                700      21,657
--------------------------------------------------------------------
Boston Properties, Inc.                              300       9,150
--------------------------------------------------------------------
Crescent Real Estate Equities, Co.                   400       9,200
--------------------------------------------------------------------
Golf Trust of America, Inc.                          400      11,100
--------------------------------------------------------------------
                                                              51,107
--------------------------------------------------------------------

RETAIL (FOOD CHAINS) - 0.47%

American Stores Co.                                  500      18,470
--------------------------------------------------------------------
Safeway, Inc.(c)                                     500      30,470
--------------------------------------------------------------------
                                                              48,940
--------------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE) - 0.37%

Dayton Hudson Corp.                                  700      37,975
--------------------------------------------------------------------

RETAIL (SPECIALTY) - 0.37%

Linens 'N Things, Inc.(c)                            700      27,738
--------------------------------------------------------------------
Musicland Stores Corp.(c)                            700      10,456
--------------------------------------------------------------------
                                                              38,194
--------------------------------------------------------------------

SAVINGS & LOAN COMPANIES - 0.22%

Washington Mutual, Inc.                              600      22,913
--------------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING) - 0.33%

Outdoor Systems, Inc.(c)                             800      24,000
--------------------------------------------------------------------
Young & Rubicam, Inc.(c)                             300       9,713
--------------------------------------------------------------------
                                                              33,713
--------------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 1.18%

Apollo Group, Inc.(c)                              1,000      33,875
--------------------------------------------------------------------
Avis Rent A Car, Inc.(c)                             600      14,513
--------------------------------------------------------------------
Comfort Systems USA, Inc.(c)                         500       8,938
--------------------------------------------------------------------
Hertz Corp. - Class A                                400      18,250
--------------------------------------------------------------------
INSpire Insurance Solutions, Inc.(c)                 500       9,188
--------------------------------------------------------------------
Metzler Group, Inc.(c)                               500      24,344
--------------------------------------------------------------------
Service Corp. International                          200       7,613
--------------------------------------------------------------------
SM&A Corp.(c)                                        300       5,700
--------------------------------------------------------------------
                                                             122,421
--------------------------------------------------------------------

                                                                    MARKET
                                                         SHARES      VALUE

SERVICES (DATA PROCESSING) - 0.37%

Ceridian Corp.(c)                                             300 $    20,944
-----------------------------------------------------------------------------
DST Systems, Inc.(c)                                          300      17,119
-----------------------------------------------------------------------------
                                                                       38,063
-----------------------------------------------------------------------------

SERVICES (EMPLOYMENT) - 0.31%

Administaff, Inc.(c)                                          300       7,500
-----------------------------------------------------------------------------
Data Processing Resources Corp.(c)                            600      17,550
-----------------------------------------------------------------------------
Metamor Worldwide, Inc.(c)                                    300       7,500
-----------------------------------------------------------------------------
                                                                       32,550
-----------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 1.22%

AT&T Corp.                                                    300      22,575
-----------------------------------------------------------------------------
IXC Communications, Inc.(c)                                   600      20,175
-----------------------------------------------------------------------------
MCI WorldCom, Inc.(c)                                         500      35,875
-----------------------------------------------------------------------------
Pacific Gateway Exchange, Inc.(c)                             500      24,031
-----------------------------------------------------------------------------
WinStar Communications, Inc.(c)                               600      23,400
-----------------------------------------------------------------------------
                                                                      126,056
-----------------------------------------------------------------------------

TELEPHONE - 0.88%

Bell Atlantic Corp.                                           300      17,044
-----------------------------------------------------------------------------
McLeodUSA Inc. - Class A(c)                                   500      15,625
-----------------------------------------------------------------------------
Qwest Communications International, Inc.(c)                   900      45,000
-----------------------------------------------------------------------------
US West, Inc.                                                 200      12,925
-----------------------------------------------------------------------------
                                                                       90,594
-----------------------------------------------------------------------------

TOBACCO - 0.26%

Philip Morris Companies, Inc.                                 500      26,750
-----------------------------------------------------------------------------

WASTE MANAGEMENT - 0.49%

Allied Waste Industries, Inc.(c)                            1,000      23,625
-----------------------------------------------------------------------------
Denali, Inc.(c)                                             1,000      14,000
-----------------------------------------------------------------------------
Republic Services, Inc.(c)                                    700      12,906
-----------------------------------------------------------------------------
                                                                       50,531
-----------------------------------------------------------------------------
  Total Domestic Common Stocks
   (Cost $2,528,522)                                                2,992,491
-----------------------------------------------------------------------------

DOMESTIC CONVERTIBLE PREFERRED STOCKS - 1.10%

CHEMICALS (DIVERSIFIED) - 0.47%

Monsanto Co., $2.60 Conv. Pfd.                              1,000      49,000
-----------------------------------------------------------------------------

HOMEBUILDING - 0.14%

Fleetwood Capital Trust, $3.00 Conv. Gtd. Pfd.                300      14,063
-----------------------------------------------------------------------------

NATURAL GAS - 0.11%

KN Energy, Inc., $3.548 Conv. Pfd.                            300      11,269
-----------------------------------------------------------------------------

PERSONAL CARE - 0.15%

Estee Lauder Co., $3.805 Conv. Pfd.                           200      15,500
-----------------------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 0.23%

United Rentals Trust I, $3.25 Conv. Pfd.(a) (Acquired
 12/10/98; Cost $19,375)                                      500      24,063
-----------------------------------------------------------------------------
  Total Domestic Convertible Preferred Stocks (Cost
   $100,198)                                                          113,895
-----------------------------------------------------------------------------

                             AIM V.I. BALANCED FUND

                                                            PRINCIPAL    MARKET
                                                              AMOUNT      VALUE

DOMESTIC CONVERTIBLE BONDS - 0.27%

Global Telesystems Group (Telecommunications - Long
 Distance) Sr. Sub. Notes, 8.75%, 06/30/00 (Cost
 $21,506)                                                       10,000 $    27,550
----------------------------------------------------------------------------------

U.S. DOLLAR DENOMINATED FOREIGN BONDS & NOTES - 2.56%

CANADA - 0.95%

Laidlaw, Inc. (Services - Commercial & Consumer), Yankee
 Unsec. Deb., 6.70%, 05/01/08                                  100,000      97,797
----------------------------------------------------------------------------------

NORWAY - 0.91%

Petroleum Geo-Services A.S.A., (Oil & Gas-Drilling &
 Equipment), Sr. Unsec. Yankee Notes, 7.125%,
 03/30/28                                                      100,000      94,393
----------------------------------------------------------------------------------

UNITED KINGDOM - 0.70%

Terra Nova Ins Holdings (Insurance - Property - Casual-
 ty), Sr. Unsec. Gtd. Notes, 7.20%, 8/15/07                     70,000      72,279
----------------------------------------------------------------------------------
  Total U.S. Dollar Denominated Foreign Bonds & Notes -
    (Cost $263,664)                                                        264,469
----------------------------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED BONDS & NOTES(d) - 1.70%

DUTCH GUILDERS - 0.37%

Koninklijke Ahold NV (Retail - Food Chains), Conv. Sub.
 Notes, 3.00%, 09/30/03                              NLG        60,000      38,335
----------------------------------------------------------------------------------

FRENCH FRANCS - 0.34%

France Telecom (Telephone), Conv. Bonds, 2.00%,
 01/01/04                                            FRF       183,680      34,956
----------------------------------------------------------------------------------

NEW ZEALAND DOLLARS - 0.99%

International Bank for Reconstruction & Development
 (Banks - Money Center), Sr. Unsec. Unsub. Notes, 5.50%,
 04/15/04                                            NZD       200,000     102,794
----------------------------------------------------------------------------------
  Total Non-U.S. Dollar Denominated Bonds & Notes (Cost
   $173,980)                                                               176,085
----------------------------------------------------------------------------------
                                                              SHARES

FOREIGN STOCKS & OTHER EQUITYINTERESTS - 1.81%

BERMUDA - 0.26%

Global Crossing Ltd. (Telecommunications - Long
 Distance)(c)                                                      600      27,075
----------------------------------------------------------------------------------

CANADA - 0.33%

Cadillac Fairview Corp. (Land Development)(c)                      600      11,213
----------------------------------------------------------------------------------
Teleglobe, Inc. (Services - Commercial & Consumer)                 600      21,600
----------------------------------------------------------------------------------
                                                                            32,813
----------------------------------------------------------------------------------

CAYMAN ISLANDS - 0.20%

Scottish Annuity Life & Holdings, Ltd. (Insurance -
  Life/Health)                                                   1,500      20,625
----------------------------------------------------------------------------------

                                                                   MARKET
                                                        SHARES      VALUE

FINLAND - 0.47%

Fortum Corp. (Electric Companies)(c)                       2,100 $    12,773
--------------------------------------------------------------------------------
Nokia Oyj A.B. - Class A - ADR (Communications
 Equipment)                                                  300      36,131
--------------------------------------------------------------------------------
                                                                      48,904
--------------------------------------------------------------------------------

FRANCE - 0.15%

France Telecom S.A. - ADR (Communications Equipment)         200      15,788
--------------------------------------------------------------------------------

GERMANY - 0.17%

DaimlerChrysler AG (Automobiles)                             187      17,964
--------------------------------------------------------------------------------

NETHERLANDS - 0.13%

Equant N.V. (Computers - Networking)(c)                      200      13,563
--------------------------------------------------------------------------------

UNITED KINGDOM - 0.10%

ESG Re Limited (Insurance - Life/Health)                     500      10,125
--------------------------------------------------------------------------------
Total Foreign Stocks & Other Equity Interests (Cost
 $156,229)                                                           186,857
--------------------------------------------------------------------------------
                                                      PRINCIPAL
                                                        AMOUNT
U.S. GOVERNMENT AGENCY SECURITIES - 6.42%

Fannie Mae

 6.18%, 03/15/01                                      $  300,000     308,001
--------------------------------------------------------------------------------
 6.50%, 11/01/28                                         353,499     355,818
--------------------------------------------------------------------------------
  Total U.S. Government Agency Securities (Cost
   $659,478)                                                         663,819
--------------------------------------------------------------------------------

U.S. TREASURY SECURITIES - 20.02%

Bills, 4.439%, 03/25/99(e)                             1,428,000   1,413,349
--------------------------------------------------------------------------------
Notes, 15.75%, 11/15/01                                   25,000      32,357
--------------------------------------------------------------------------------
Notes, 5.75%, 04/30/03(f)                                600,000     624,774
--------------------------------------------------------------------------------
  Total U.S. Treasury Securities
   (Cost $2,050,826)                                               2,070,480
--------------------------------------------------------------------------------
  Total Investments (excluding Repurchase Agreement)
   (Cost $8,260,371)                                               8,841,727
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT - 13.11%(g)

SBC Warburg Dillon Read Inc., 4.75%,
 01/04/99(h) (Cost $1,356,240)                         1,356,240   1,356,240
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 98.59%                                        10,197,967
--------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES - 1.41%                                145,369
--------------------------------------------------------------------------------
NET ASSETS - 100.00%                                             $10,343,336
--------------------------------------------------------------------------------

                             AIM V.I. BALANCED FUND
20

(a) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at 12/31/98 was $268,878 which represented 2.60% of the Fund's net assets.
(b) Zero coupon bond issued at a discount. The interest rate shown represents the rate of original discount.
(c) Non-income producing security.
(d) Foreign denominated security. Par value and coupon are denominated in currency of country indicated.
(e) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Portfolio.
(f) A portion of the principal balance was pledged as collateral to cover margin requirements for open future contracts. See Note 7.
(g) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(h) Joint repurchase agreement entered into 12/31/98 with a maturing value of $1,000,527,778. Collateralized by $2,207,068,000 U.S. Government
    obligations, 0% to 6.75% due 06/30/99 to 11/15/21 with an aggregate market value at 12/31/98 of $1,020,001,079.

Investment abbreviations

ADR    --  American Depositary Receipts
Conv.  --  Convertible
Deb.   --  Debentures
FRF    --  French Francs
Gtd.   --  Guaranteed
NLG    --  Dutch Guilder
NZD    --  New Zealand Dollar
Pfd.   --  Preferred
Sec.   --  Secured
Sr.    --  Senior
Sub.   --  Subordinated
Unsec. --  Unsecured
Unsub. --  Unsubordinated


See Notes to Financial Statements.


                             AIM V.I. BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1998

ASSETS:

Investments, excluding repurchase agreement, at market value (cost
 $8,260,371)                                                        $ 8,841,727
-------------------------------------------------------------------------------
Repurchase Agreement (cost $1,356,240)                                1,356,240
-------------------------------------------------------------------------------
Receivables for:
 Investments sold                                                         8,875
-------------------------------------------------------------------------------
 Reimbursement from advisor                                              26,753
-------------------------------------------------------------------------------
 Capital stock sold                                                      73,907
-------------------------------------------------------------------------------
 Dividends and interest                                                  61,043
-------------------------------------------------------------------------------
 Variation margin                                                         5,950
-------------------------------------------------------------------------------
Investment for deferred compensation plan                                 2,779
-------------------------------------------------------------------------------
  Total assets                                                       10,377,274
-------------------------------------------------------------------------------

LIABILITIES:

Payable for investments purchased                                        24,717
-------------------------------------------------------------------------------
Deferred compensation plan                                                2,779
-------------------------------------------------------------------------------
Accrued directors' fees                                                     100
-------------------------------------------------------------------------------
Accrued operating expenses                                                6,342
-------------------------------------------------------------------------------
  Total liabilities                                                      33,938
-------------------------------------------------------------------------------
Net assets applicable to shares outstanding                         $10,343,336
-------------------------------------------------------------------------------

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

 Authorized                                                         250,000,000
-------------------------------------------------------------------------------
 Outstanding                                                            928,627
-------------------------------------------------------------------------------
Net asset value, offering and redemption price per share                 $11.14
-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the period May 1, 1998 (date operations commenced) through December 31, 1998


INVESTMENT INCOME:

Dividends                                                        $  3,473
--------------------------------------------------------------------------
Interest                                                          135,187
--------------------------------------------------------------------------
   Total investment income                                        138,660
--------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                      21,238
--------------------------------------------------------------------------
Administrative services fees                                       26,649
--------------------------------------------------------------------------
Custodian fees                                                     12,932
--------------------------------------------------------------------------
Directors' fees and expenses                                        6,407
--------------------------------------------------------------------------
Legal fees                                                          8,287
--------------------------------------------------------------------------
Other                                                               4,734
--------------------------------------------------------------------------
   Total expenses                                                  80,247
--------------------------------------------------------------------------
Less: Expenses paid indirectly                                        (39)
--------------------------------------------------------------------------
  Fees waived and expenses reimbursed by advisor                  (46,739)
--------------------------------------------------------------------------
   Net expenses                                                    33,469
--------------------------------------------------------------------------
Net investment income                                             105,191
--------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES,
 FOREIGN CURRENCIES, FUTURES AND OPTION CONTRACTS:

Net realized gain from:
   Investment securities                                           11,031
--------------------------------------------------------------------------
   Foreign currencies                                               1,960
--------------------------------------------------------------------------
   Futures contracts                                              122,291
--------------------------------------------------------------------------
   Option contracts                                                   213
--------------------------------------------------------------------------
                                                                  135,495
--------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of:
   Investment securities                                          581,356
--------------------------------------------------------------------------
   Foreign currencies                                                (443)
--------------------------------------------------------------------------
   Futures contracts                                              119,775
--------------------------------------------------------------------------
                                                                  700,688
--------------------------------------------------------------------------
 Net gain from investment securities and futures contracts        836,183
--------------------------------------------------------------------------
Net increase in net assets resulting from operations             $941,374
--------------------------------------------------------------------------


See Notes to Financial Statements.


                             AIM V.I. BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

For the period May 1, 1998 (date operations commenced) through December 31,
1998


OPERATIONS:

 Net investment income                                         $   105,191
---------------------------------------------------------------------------
 Net realized gain from investment securities, foreign
  currencies, futures and option contracts                         135,495
---------------------------------------------------------------------------
 Net unrealized appreciation of investment securities, foreign
  currencies and futures contracts                                 700,688
---------------------------------------------------------------------------
   Net increase in net assets resulting from operations            941,374
---------------------------------------------------------------------------
 Dividends from net investment income                             (115,294)
---------------------------------------------------------------------------
 Distributions from net realized gains                             (20,295)
---------------------------------------------------------------------------
 Net increase from capital stock transactions                    9,537,551
---------------------------------------------------------------------------
   Net increase in net assets                                   10,343,336
---------------------------------------------------------------------------

NET ASSETS:

 Beginning of period                                                    --
---------------------------------------------------------------------------
 End of period                                                 $10,343,336
===========================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)                    $ 9,536,421
---------------------------------------------------------------------------
 Undistributed net investment income                                (2,790)
---------------------------------------------------------------------------
 Undistributed net realized gain from investment securities,
  foreign currencies, futures and options contracts                109,017
---------------------------------------------------------------------------
 Unrealized appreciation of investment securities, foreign
  currencies and futures contracts                                 700,688
---------------------------------------------------------------------------
                                                               $10,343,336
===========================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1998

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM Variable Insurance Funds, Inc. (the "Company"), is a Maryland corporation organized on January 22, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, series, management investment company consisting of fifteen portfolios. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the AIM V.I. Balanced Fund (the "Fund"). The Fund's investment objective is to achieve as high a total return to investors as possible, consistent with preservation of capital. The Fund commenced operations on May 1, 1998. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange.

                             AIM V.I. BALANCED FUND                           23

   Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On December 31, 1998 additional paid-in capital was decreased by $1,130, undistributed net investment income was increased by $7,313 and undistributed net realized gains was decreased by $6,183 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of
   Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Federal Income Taxes - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Stock Index Futures Contracts - The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred.
   When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.
E. Covered Call Options - The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
   A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
F. Put Options - The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, a Fund pays an option premium. The option's underlying instrument may be a security, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
G. Bond Premiums - It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
H. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
I. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the amount of a purchase or sale of a security denominated in a foreign currency in order to "lock-in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

24                          AIM V.I. BALANCED FUND

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.75% of the first $150 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $150 million. During the period May 1, 1998 (date operations commenced) through December 31, 1998, AIM waived fees and reimbursed expenses of $46,739.
 Pursuant to a master administrative services agreement between the Company and AIM, with respect to the Fund, the Company has agreed to reimburse certain administrative costs incurred in providing accounting services and other administrative services to the Fund. During the period May 1, 1998 (date operations commenced) through December 31, 1998, AIM was reimbursed $26,649 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the year ended December 31, 1998, the Fund incurred legal fees of $1,697 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3 - INDIRECT EXPENSES
The Fund received reductions in custodian fees of $39 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $39 during the period May 1, 1998 (date operations commenced) through December 31, 1998.

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest a director's fees, if so elected by such director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold during the period May 1, 1998 (date operations commenced) through December 31, 1998 was $7,087,066 and $251,369, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of December 31, 1998 is as follows:

Aggregate unrealized appreciation of investment securities    $611,897
-----------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (30,541)
-----------------------------------------------------------------------
Net unrealized appreciation of investment securities          $581,356
=======================================================================

Investments have the same cost for tax and financial statement purposes.

NOTE 6 - CAPITAL STOCK
Changes in capital stock outstanding during the period May 1, 1998 (date operations commenced) through December 31, 1998 were as follows:

                                         DECEMBER 31, 1998
                                         -------------------
                                         SHARES     AMOUNT
                                         -------  ----------
Sold                                     954,695  $9,785,741
-------------------------------------------------------------
Issued as reinvestment of distributions   12,578     135,589
-------------------------------------------------------------
Reacquired                               (38,646)   (383,779)
-------------------------------------------------------------
                                         928,627  $9,537,551
=============================================================

NOTE 7 - OPEN FUTURES CONTRACTS
On December 31, 1998, $109,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

               NUMBER OF                   UNREALIZED
  CONTRACTS    CONTRACTS MONTH/COMMITMENT APPRECIATION
  ---------    --------- ---------------- ------------
S&P 500 Index       7      March 99/Buy     $119,775
======================================================

NOTE 8 - CALL OPTION CONTRACTS WRITTEN
Transactions in call options written during the year ended December 31, 1998 are summarized as follows:

                       CALL OPTION CONTRACTS
                     ---------------------------
                     NUMBER OF         PREMIUMS
                     CONTRACTS         RECEIVED
                     ---------         ---------
Beginning of period      --               --
------------------------------------------------
Written                   1              122
------------------------------------------------
Closed                   (1)            (122)
------------------------------------------------
Exercised                --               --
------------------------------------------------
Expired                  --               --
------------------------------------------------
End of period            --               --
================================================

NOTE 9 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during the period May 1, 1998 (date operations commenced) through December 31, 1998.

                                                         DECEMBER 31,
                                                             1998
                                                         ------------
Net asset value, beginning of period                       $ 10.00
--------------------------------------------------------   -------
Income from investment operations:
  Net investment income                                       0.12
--------------------------------------------------------   -------
  Net gains on securities (both realized and unrealized)      1.18
--------------------------------------------------------   -------
   Total from investment operations                           1.30
--------------------------------------------------------   -------
Less Distributions:
  Dividends from net investment income                       (0.14)
--------------------------------------------------------   -------
  Distributions from net realized gains                      (0.02)
--------------------------------------------------------   -------
   Total Distributions                                       (0.16)
--------------------------------------------------------   -------
Net asset value, end of period                             $ 11.14
========================================================   =======
Total return(a)                                              13.02%
========================================================   =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                   $10,343
========================================================   =======
Ratio of expenses to average net assets(b)                    1.18%(c)
========================================================   =======
Ratio of net investment income to average net assets(d)       3.71%(c)
========================================================   =======
Portfolio turnover rate                                          9%
========================================================   =======

(a) Total return is not annualized.
(b) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.83% (annualized).
(c) Ratios are annualized and based on average net assets of $4,218,617.
(d) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursement was 2.07% (annualized).


                            AIM V.I. BALANCED FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. Balanced Fund, a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1998, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period May 1, 1998 (commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Balanced Fund, as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the period May 1, 1998 (commencement of operations) through December 31, 1998 in conformity with generally accepted accounting principles.

                                 TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 3, 1999

26                           AIM V.I. BALANCED FUND

The Managers' Overview

FUND POSTS STRONG
RETURN IN VOLATILE MARKET

A roundtable discussion with the Fund management team for AIM V.I. Capital
Appreciation Fund for the fiscal year ended December 31, 1998.
------------------------------------------------------------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM DURING           Top 10 Equity Holdings                       individual companies, not the overall
THE FISCAL YEAR?                             As of 12/31/98, based on total net assets    market. This discipline led us to
A. Fund performance fluctuated                1. Compuware                       1.37%    significant holdings in technology,
considerably during a very volatile fiscal    2. EMC Corp.                       1.35     retail and health care.
year. Like the entire mid-cap stock           3. Guidant Corp.                   1.35
market, the Fund was hard hit during a        4. Ascend Communications, Inc.     1.30     Q. WHY IS TECHNOLOGY ATTRACTIVE?
deep sell-off in August, but it later         5. Concord EFS, Inc.               1.28     A. The "millennium bug" that requires
rallied strongly, finishing the fiscal        6. 3Com Corp.                      1.21     reprogramming older computers and software
year with total return of 19.30%. That        7. Cardinal Health, Inc.           1.17     to recognize the year 2000 continues to
outperformed the Standard & Poor's 400        8. Staples, Inc.                   1.16     provide opportunity for the computer
Midcap Index, which produced a total          9. BMC Software, Inc.              1.15     software and services industry. The
return of 18.25%. Large-cap stocks in the    10. Becton, Dickinson & Co.         1.12     worldwide cost of fixing the bug could
Standard & Poor's 500 posted a total                                                      total between $300 billion and $600
return of 28.60% during the year.            Please keep in mind that the Fund's          billion, according to the Gartner Group,
                                             portfolio composition is subject to change   Inc., a technology research firm.
Q. WHY WERE MARKETS VOLATILE?                and there is no assurance the Fund will          Computer know-how is also crucial to
A. As the fiscal year opened, concern        continue to hold any particular security.    the gradual conversion of European
about Asia's financial difficulties was                                                   currencies to the euro starting in 1999.
widespread. The smaller and mid-size         multiple: the seemingly intractable Asian    Among the portfolio's software and
company stocks in which the Fund invests     downturn, a default on Russian government    services holdings is Citrix Systems, Inc.
were especially out of favor as investors    debt, the collapse of some highly            which for three years running has been
sought the relative safety of blue-chip      leveraged hedge funds, and recognition       cited by Deloitte & Touche as one of the
stocks. Markets rallied in the spring as     that domestic corporate profit growth was    fastest-growing technology companies in
investors seemed to shrug off Asian          slipping after several years of robust       the country.
worries.                                     growth.
    In August, another wave of concern           Late in the fiscal year, amid evidence   Q. AND RETAILERS--WHY DO THEY REMAIN
washed over markets. Its causes were         of a worldwide credit crunch, the Federal    WELL-REPRESENTED IN THE PORTFOLIO?
                                             Reserve Board (the Fed) shifted its focus    A. Retailers did a brisk Christmas
          ---------------                    from fighting inflation to providing         business--and the week after Christmas was
                                             liquidity and supporting markets. In three   very strong. Same-store sales rose 5.2% in
  Because U.S. drug manufacturers            steps, it lowered the short-term target      December over the same month in 1997. And
                                             federal funds rate from 5.50% to 4.75%,      it was a good year for specialty apparel
 and distributors are not heavily            and equity markets rallied in response. In   retailers in the Fund's portfolio, such as
                                             the short run at least, the Fed appeared     Abercrombie & Fitch Co., whose 1998 sales
   dependent on the Asian and                to have assured investors that it would      grew more than 50% over 1997. As always,
                                             intervene to forestall a recession.          we seek out the best earnings stories we
    Latin American markets,                                                               can find. One of our major holdings is in
                                             Q. HOW DID YOU MANAGE THE FUND IN A          the retail industry: the office-products
 they may be relatively immune to            CHANGEABLE ENVIRONMENT?                      specialist Staples, Inc. This company
                                             A. We stuck with our disciplined, earnings-  recently announced its 17th consecutive
   foreign turmoil and provide               driven stock selection process, looking at   quarter of earnings per share growth of
                                             the underlying fundamentals of               more than 30%.
 a safe haven in the months ahead.

          ---------------

                     AIM V.I. CAPITAL APPRECIATION FUND                      27


          ---------------                    companies in the portfolio averaged more     when the Fed eases monetary policy, and
                                             than 25% over the same period in 1997, and   we were encouraged to note that this was
 Historically, smaller company stocks        such double-digit growth is projected for    true after the Fed began lowering interest
                                             the next year. By contrast, average          rates. Though this is much too short a
 do better than large-company stocks         earnings growth for the large-cap stocks     period in which to identify a market
                                             in the S&P 500 was negative for the          trend, from the Fed's first interest rate
 when the Fed eases monetary policy,         September 30 quarter end.                    cut September 29 through the December 31
                                                . Valuations of the stocks in the         close of the fiscal year, midcaps did
 and we were encouraged to note that         mid-cap sector are significantly lower       outperform large caps. The S&P 400
                                             than in the large-cap sector. These mid-     advanced 25.00% while the large-cap S&P
  this was true after the Fed began          cap stocks also offer some refuge from       500 rose 17.60%. Of course, a favorable
                                             Asian woes because they tend to have less    environment for smaller-company stocks
        lower interest rates.                international exposure.                      should be good for the Fund.
                                                . Historically, smaller-company stocks
         ---------------                     do better than large-company stocks

Q. AND WHAT ARE SOME POSITIVE TRENDS IN      GROWTH OF $10,000 INVESTMENT
THE HEALTH-CARE SECTOR?                      From 5/5/93-12/31/98                                       AVERAGE ANNUAL TOTAL RETURN
A. Many of our health-care holdings are in                                              Lipper          As of 12/31/98
the medical products and pharmaceuticals                                                Capital         Inception (5/5/93)   18.77%
industries, which are not heavily                    AIM V.I. Capital     S&P 500     Appreciation      5 Years              17.23
dependent on the Asian and Latin American           Appreciation Fund   Stock Index    Fund Index       1 Year               19.30
markets. Therefore, they may be relatively                            (In thousands)
immune to foreign turmoil. Their strong      5/5/93     $10,000           $10,000       $10,000
earnings growth also is expected to          12/93       11,949            10,794        11,534
continue.                                    12/94       12,248            10,936        11,250
    Holdings in this area include Becton,    12/95       16,618            15,042        14,805
Dickinson & Co., whose products include      12/96       19,540            18,495        17,019
drug injection and blood collection          12/97       22,179            24,663        20,417
devices; and Guidant Corp., maker of         12/98       26,460            31,711        24,497
cardiovascular devices such as stents and
defibrillators.                              Past performance cannot guarantee comparable future results.

Q. WHAT IS YOUR NEAR-TERM OUTLOOK ON         MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF
THE ECONOMY?                                 AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL
A. We are optimistic that the U.S. will      PERFORMANCE SHOWN.
avoid a recession in 1999. The economy
will likely experience annual gross          The performance figures shown represent the AIM V.I. Capital Appreciation Fund,
domestic product growth in the 1.5% to       are not intended to reflect actual annuity values, and do not reflect charges at
2.00% range, so low inflation and low        the separate account level, which, if applied, would lower the performance
interest rates should continue. The          results. The Fund's performance figures are historical and reflect reinvestment
challenge will be earnings. With many        of all distributions and changes in the net asset value. The Fund's investment
global markets in or near recession and      return and principal value will fluctuate so that the Fund's shares, when
the U.S. economy expanding more slowly,      redeemed, may be worth more or less than their original cost. Source: Towers
companies will be sorely tested to keep      Data Systems HYPO/REGISTERED TRADEMARK/.
earnings advancing.                              The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the
Q. AND WHAT DO YOU THINK ABOUT THE MIDCAP    stock market in general. Results shown assume the reinvestment of dividends. The
MARKET SECTOR WHERE THE FUND INVESTS?        Standard & Poor's 400 Mid-Cap Index (S&P 400) is an unmanaged index comprising
A. Here are three reasons for our            common stocks of approximately 400 mid-capitalization companies. The unmanaged
optimism about mid-cap stocks:               Lipper Capital Appreciation Fund Index represents an average of the performance
   . For the quarter ended September 30,     of the 30 largest capital appreciation mutual funds. Data for the S&P 500 and
1998, reported earnings growth for           the Lipper Index are for the period 4/30/93-12/31/98.
                                                 An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

28                                AIM V.I. CAPITAL APPRECIATION FUND

SCHEDULE OF INVESTMENTS

December 31, 1998

                                                    MARKET
                                        SHARES      VALUE

COMMON STOCKS - 87.72%

AEROSPACE/DEFENSE - 0.42%

AAR Corp.                                 50,000  $ 1,193,750
-------------------------------------------------------------
BE Aerospace, Inc.(a)                     20,000      420,000
-------------------------------------------------------------
Gulfstream Aerospace Corp.(a)             20,500    1,091,625
-------------------------------------------------------------
                                                    2,705,375
-------------------------------------------------------------

AIRLINES - 0.23%

Southwest Airlines Co.                    65,500    1,469,656
-------------------------------------------------------------

AUTO PARTS & EQUIPMENT - 0.44%

Danaher Corp.                             52,300    2,840,544
-------------------------------------------------------------

BANKS (MAJOR REGIONAL) - 0.31%

Northern Trust Corp.                      23,000    2,008,188
-------------------------------------------------------------

BANKS (REGIONAL) - 2.63%

AmSouth Bancorporation                    30,000    1,368,750
-------------------------------------------------------------
First Tennessee National Corp.            50,000    1,903,125
-------------------------------------------------------------
Firstar Corp.                             65,000    6,061,250
-------------------------------------------------------------
Golden State Bancorp, Inc.(a)             53,000      881,125
-------------------------------------------------------------
Hibernia Corp.-Class A                    85,000    1,476,875
-------------------------------------------------------------
North Fork Bancorporation, Inc.          110,000    2,633,125
-------------------------------------------------------------
TCF Financial Corp.                       40,000      967,500
-------------------------------------------------------------
Zions Bancorp.                            27,500    1,715,313
-------------------------------------------------------------
                                                   17,007,063
-------------------------------------------------------------

BIOTECHNOLOGY - 0.72%

Biogen, Inc.(a)                           44,200    3,668,600
-------------------------------------------------------------
Curative Health Services, Inc.(a)         29,700      994,950
-------------------------------------------------------------
                                                    4,663,550
-------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO, &
 CABLE) - 2.34%

Chancellor Media Corp.(a)                 62,272    2,981,272
-------------------------------------------------------------
Comcast Corp.-Class A                     42,400    2,488,350
-------------------------------------------------------------
Cox Communications, Inc.-Class A(a)       21,500    1,486,187
-------------------------------------------------------------
Heftel Broadcasting Corp.(a)              22,100    1,088,425
-------------------------------------------------------------
Liberty Media Group(a)                    60,000    2,763,750
-------------------------------------------------------------
Univision Communications, Inc.(a)         65,500    2,370,281
-------------------------------------------------------------
USA Networks, Inc.(a)                     59,600    1,974,250
-------------------------------------------------------------
                                                   15,152,515
-------------------------------------------------------------

BUILDING MATERIALS - 0.19%

Masco Corp.                               41,800    1,201,750
-------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 2.44%

ADC Telecommunications, Inc.(a)           17,200      597,700
-------------------------------------------------------------
Andrew Corp.(a)                           75,000    1,237,500
-------------------------------------------------------------
Comverse Technology, Inc.(a)              41,100    2,918,100
-------------------------------------------------------------
ECI Telecommunications Ltd. (Israel)      19,000      676,875
-------------------------------------------------------------
General Instrument Corp.(a)               66,000    2,239,875
-------------------------------------------------------------
Nokia Oyj A.B.-Class A-ADR (Finland)      56,300    6,780,631
-------------------------------------------------------------
QUALCOMM, Inc.(a)                         26,000    1,347,125
-------------------------------------------------------------
                                                   15,797,806
-------------------------------------------------------------

                                                                   MARKET
                                                      SHARES       VALUE

COMPUTERS (HARDWARE) - 1.67%

Apple Computer, Inc.(a)                                 23,000  $   941,562
---------------------------------------------------------------------------
Comdisco, Inc.                                         165,200    2,787,750
---------------------------------------------------------------------------
Dell Computer Corp.(a)                                  40,600    2,971,413
---------------------------------------------------------------------------
Gateway 2000, Inc.(a)                                   22,100    1,131,244
---------------------------------------------------------------------------
IDX Systems Corp.(a)                                    19,000      836,000
---------------------------------------------------------------------------
Micron Electronics, Inc.(a)                             23,400      405,112
---------------------------------------------------------------------------
NCR Corp.(a)                                            42,000    1,753,500
---------------------------------------------------------------------------
                                                                 10,826,581
---------------------------------------------------------------------------

COMPUTERS (NETWORKING) - 2.99%

Ascend Communications, Inc.(a)                         128,300    8,435,725
---------------------------------------------------------------------------
Cisco Systems, Inc.(a)                                  16,625    1,543,008
---------------------------------------------------------------------------
Newbridge Networks Corp. (Canada)(a)                    50,000    1,518,750
---------------------------------------------------------------------------
3Com Corp.(a)                                          175,000    7,842,187
---------------------------------------------------------------------------
                                                                 19,339,670
---------------------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 2.45%

Adaptec, Inc.(a)                                        52,300      918,519
---------------------------------------------------------------------------
EMC Corp.(a)                                           103,000    8,755,000
---------------------------------------------------------------------------
Lexmark International Group, Inc.(a)                    40,200    4,040,100
---------------------------------------------------------------------------
Seagate Technology, Inc.(a)                             71,200    2,153,800
---------------------------------------------------------------------------
                                                                 15,867,419
---------------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 9.99%

America Online, Inc.                                    32,500    5,200,000
---------------------------------------------------------------------------
Aspect Development, Inc.(a)                             40,000    1,772,500
---------------------------------------------------------------------------
BMC Software, Inc.(a)                                  167,000    7,441,938
---------------------------------------------------------------------------
Cadence Design Systems, Inc.(a)                        105,800    3,147,550
---------------------------------------------------------------------------
Check Point Software Technologies Ltd. (Israel)(a)      22,200    1,017,037
---------------------------------------------------------------------------
Citrix Systems, Inc.(a)                                 55,700    5,406,381
---------------------------------------------------------------------------
Compuware Corp.(a)                                     113,300    8,851,562
---------------------------------------------------------------------------
Concord EFS, Inc.(a)                                   194,800    8,254,649
---------------------------------------------------------------------------
Electronic Arts, Inc.(a)                                21,000    1,178,625
---------------------------------------------------------------------------
Informix Corp.(a)                                       35,600      351,550
---------------------------------------------------------------------------
Intuit, Inc.(a)                                         27,000    1,957,500
---------------------------------------------------------------------------
Learning Company, Inc. (The)(a)                         45,000    1,167,188
---------------------------------------------------------------------------
Microsoft Corp.(a)                                      11,100    1,539,431
---------------------------------------------------------------------------
Network Associates, Inc.(a)                             28,200    1,868,250
---------------------------------------------------------------------------
Novell, Inc.(a)                                         35,000      634,375
---------------------------------------------------------------------------
Parametric Technology Co.(a)                            75,000    1,228,125
---------------------------------------------------------------------------
Sterling Commerce, Inc.(a)                              56,055    2,522,475
---------------------------------------------------------------------------
Sterling Software, Inc.(a)                              63,600    1,721,175
---------------------------------------------------------------------------
Synopsys, Inc.(a)                                       60,000    3,255,000
---------------------------------------------------------------------------
VERITAS Software Corp.(a)                               36,100    2,163,744
---------------------------------------------------------------------------
Wind River Systems(a)                                   40,000    1,880,000
---------------------------------------------------------------------------
Yahoo! Inc.(a)                                           9,000    2,115,563
---------------------------------------------------------------------------
                                                                 64,674,618
---------------------------------------------------------------------------

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                               MARKET
                                                   SHARES      VALUE

CONSUMER (JEWELRY, NOVELTIES & GIFTS) - 0.23%

Action Performance Companies, Inc.(a)              16,000  $   566,000
----------------------------------------------------------------------
Blyth Industries, Inc.(a)                          30,400      950,000
----------------------------------------------------------------------
                                                             1,516,000
----------------------------------------------------------------------

CONSUMER FINANCE - 1.84%

Capital One Financial Corp.                        33,600    3,864,000
----------------------------------------------------------------------
Countrywide Credit Industries, Inc.                23,400    1,174,388
----------------------------------------------------------------------
Providian Financial Corp.                          66,300    4,972,500
----------------------------------------------------------------------
SLM Holding Corp.                                  40,050    1,922,400
----------------------------------------------------------------------
                                                            11,933,288
----------------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH) - 2.06%

Bergen Brunswig Corp.-Class A                      75,400    2,629,575
----------------------------------------------------------------------
Cardinal Health, Inc.                              99,630    7,559,426
----------------------------------------------------------------------
Patterson Dental Co.(a)                            20,000      870,000
----------------------------------------------------------------------
SUPERVALU, INC.                                    26,300      736,400
----------------------------------------------------------------------
U.S. Foodservice(a)                                31,200    1,528,800
----------------------------------------------------------------------
                                                            13,324,201
----------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 3.12%

American Power Conversion Corp.(a)                 82,300    3,986,406
----------------------------------------------------------------------
Molex, Inc.                                         4,300      163,938
----------------------------------------------------------------------
Sanmina Corp.(a)                                   30,000    1,875,000
----------------------------------------------------------------------
SCI Systems, Inc.(a)                               42,400    2,448,600
----------------------------------------------------------------------
Solectron Corp.(a)                                 66,700    6,198,931
----------------------------------------------------------------------
Symbol Technologies, Inc.                          64,250    4,107,984
----------------------------------------------------------------------
Uniphase Corp.(a)                                  20,300    1,408,313
----------------------------------------------------------------------
                                                            20,189,172
----------------------------------------------------------------------

ELECTRONICS (COMPONENT DISTRIBUTORS) - 0.17%

Arrow Electronics, Inc.(a)                         41,100    1,096,856
----------------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION) - 0.38%

Perkin-Elmer Corp.                                  7,500      731,719
----------------------------------------------------------------------
Waters Corp.(a)                                    20,000    1,745,000
----------------------------------------------------------------------
                                                             2,476,719
----------------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS) - 3.63%

Altera Corp.(a)                                    55,200    3,360,300
----------------------------------------------------------------------
Analog Devices, Inc.(a)                            85,000    2,666,875
----------------------------------------------------------------------
Linear Technology Corp.                            40,000    3,582,500
----------------------------------------------------------------------
Maxim Integrated Products, Inc.(a)                 66,400    2,900,850
----------------------------------------------------------------------
Microchip Technology, Inc.(a)                      94,200    3,485,400
----------------------------------------------------------------------
Micron Technology, Inc.(a)                         44,300    2,239,919
----------------------------------------------------------------------
National Semiconductor Corp.(a)                    70,000      945,000
----------------------------------------------------------------------
PMC-Sierra, Inc.(a)                                39,500    2,493,437
----------------------------------------------------------------------
Xilinx, Inc.(a)                                    27,800    1,810,475
----------------------------------------------------------------------
                                                            23,484,756
----------------------------------------------------------------------

                                                              MARKET
                                                 SHARES       VALUE
EQUIPMENT (SEMICONDUCTOR) - 0.26%

Applied Materials, Inc.(a)                         40,000 $  1,707,500
----------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 0.74%

FINOVA Group, Inc.                                 27,500    1,483,281
----------------------------------------------------------------------
MGIC Investment Corp.                              46,633    1,856,573
----------------------------------------------------------------------
Newcourt Credit Group, Inc. (Canada)               41,600    1,453,400
----------------------------------------------------------------------
                                                             4,793,254
----------------------------------------------------------------------

FOODS - 0.51%

Earthgrains Co. (The)                              10,200      315,562
----------------------------------------------------------------------
Flowers Industries, Inc.                           45,000    1,077,188
----------------------------------------------------------------------
Keebler Foods Co.(a)                                8,900      334,863
----------------------------------------------------------------------
Quaker Oats Co. (The)                              26,600    1,582,700
----------------------------------------------------------------------
                                                             3,310,313
----------------------------------------------------------------------

HEALTH CARE (DRUGS - GENERIC & OTHER) - 2.49%

Alpharma, Inc.-Class A                             12,750      450,234
----------------------------------------------------------------------
Elan Corp. PLC-ADR (Ireland)(a)                    44,100    3,067,706
----------------------------------------------------------------------
Forest Laboratories, Inc.(a)                       22,400    1,191,400
----------------------------------------------------------------------
Jones Medical Industries, Inc.                     99,500    3,631,750
----------------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(a)            33,000    1,967,625
----------------------------------------------------------------------
Mylan Laboratories, Inc.                          104,700    3,298,050
----------------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)                    40,000    2,515,000
----------------------------------------------------------------------
                                                            16,121,765
----------------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT) - 1.13%

Health Management Associates, Inc.-Class A(a)     174,202    3,767,118
----------------------------------------------------------------------
Universal Health Services, Inc.-Class B(a)         68,400    3,548,250
----------------------------------------------------------------------
                                                             7,315,368
----------------------------------------------------------------------

HEALTH CARE (LONG TERM CARE) - 0.14%

HCR Manor Care, Inc.(a)                            30,000      881,250
----------------------------------------------------------------------

HEALTH CARE (MANAGED CARE) - 0.62%

Express Scripts, Inc.-Class A(a)                   43,600    2,926,650
----------------------------------------------------------------------
Trigon Healthcare, Inc.(a)                         28,500    1,063,406
----------------------------------------------------------------------
                                                             3,990,056
----------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 3.75%

Bausch & Lomb, Inc.                                25,000    1,500,000
----------------------------------------------------------------------
Becton, Dickinson & Co.                           169,500    7,235,531
----------------------------------------------------------------------
Biomet, Inc.                                       86,800    3,493,700
----------------------------------------------------------------------
Guidant Corp.                                      79,100    8,720,775
----------------------------------------------------------------------
Henry Schein, Inc.(a)                              34,985    1,565,579
----------------------------------------------------------------------
Safeskin Corp.(a)                                  14,300      344,987
----------------------------------------------------------------------
Sybron International Corp.(a)                      51,400    1,397,438
----------------------------------------------------------------------
                                                            24,258,010
----------------------------------------------------------------------

                       AIM V.I. CAPITAL APPRECIATION FUND
30

                                                                 MARKET
                                                     SHARES      VALUE

HEALTH CARE (SPECIALIZED SERVICES) - 1.76%

Alza Corp.(a)                                         42,000 $  2,194,500
-------------------------------------------------------------------------
Covance, Inc.(a)                                      47,000    1,368,875
-------------------------------------------------------------------------
HEALTHSOUTH Corp.(a)                                  43,200      666,900
-------------------------------------------------------------------------
Omnicare, Inc.                                        88,400    3,071,900
-------------------------------------------------------------------------
Orthodontic Centers of America, Inc.(a)               15,000      291,562
-------------------------------------------------------------------------
Quintiles Transnational Corp.(a)                      21,100    1,126,213
-------------------------------------------------------------------------
Total Renal Care Holdings, Inc.(a)                    90,000    2,660,625
-------------------------------------------------------------------------
                                                               11,380,575
-------------------------------------------------------------------------

HOMEBUILDING - 0.50%

Clayton Homes, Inc.                                  146,625    2,025,258
-------------------------------------------------------------------------
Fleetwood Enterprises, Inc.                           14,000      486,500
-------------------------------------------------------------------------
Kaufman and Broad Home Corporation                    24,600      707,250
-------------------------------------------------------------------------
                                                                3,219,008
-------------------------------------------------------------------------

HOUSEHOLD FURNITURE & APPLIANCES - 0.59%

Leggett & Platt, Inc.                                 70,000    1,540,000
-------------------------------------------------------------------------
Maytag Corp.                                          37,000    2,303,250
-------------------------------------------------------------------------
                                                                3,843,250
-------------------------------------------------------------------------

HOUSEWARES - 0.09%

Helen of Troy Ltd.(a)                                 38,000      558,125
-------------------------------------------------------------------------

INSURANCE (LIFE/HEALTH) - 1.25%

AFLAC, Inc.                                           38,900    1,711,600
-------------------------------------------------------------------------
Provident Companies, Inc.                             60,000    2,490,000
-------------------------------------------------------------------------
ReliaStar Financial Corp.                             63,000    2,905,875
-------------------------------------------------------------------------
Torchmark Corp.                                       28,000      988,750
-------------------------------------------------------------------------
                                                                8,096,225
-------------------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY) - 0.60%

Progressive Corp.                                     23,000    3,895,625
-------------------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE - 1.17%

Edwards (A.G.), Inc.                                  25,000      931,250
-------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                        27,000    1,189,688
-------------------------------------------------------------------------
Schwab (Charles) Corp. (The)                          97,500    5,478,281
-------------------------------------------------------------------------
                                                                7,599,219
-------------------------------------------------------------------------

INVESTMENT MANAGEMENT - 0.69%

Federated Investors, Inc.-Class B                     85,000    1,540,625
-------------------------------------------------------------------------
T. Rowe Price Associates, Inc.                        85,800    2,938,650
-------------------------------------------------------------------------
                                                                4,479,275
-------------------------------------------------------------------------

LEISURE TIME (PRODUCTS) - 0.76%

Harley-Davidson, Inc.                                 94,000    4,453,250
-------------------------------------------------------------------------
Speedway Motorsports, Inc.(a)                         15,900      453,150
-------------------------------------------------------------------------
                                                                4,906,400
-------------------------------------------------------------------------

MANUFACTURING (DIVERSIFIED) - 1.31%

Corning, Inc.                                        137,200    6,174,000
-------------------------------------------------------------------------
Crane Co.                                             17,400      525,262
-------------------------------------------------------------------------
Hillenbrand Industries, Inc.                          21,500    1,222,813
-------------------------------------------------------------------------
Pentair, Inc.                                         14,500      577,281
-------------------------------------------------------------------------
                                                                8,499,356
-------------------------------------------------------------------------

                                                                  MARKET
                                                    SHARES        VALUE

MANUFACTURING (SPECIALIZED) - 0.44%

Avery Dennison Corp.                                  23,600 $  1,063,475
-------------------------------------------------------------------------
Coflexip SA-ADR (France)                              10,100      324,462
-------------------------------------------------------------------------
Diebold, Inc.                                         40,800    1,456,050
-------------------------------------------------------------------------
                                                                2,843,987
-------------------------------------------------------------------------

NATURAL GAS - 0.37%

El Paso Energy Corp.                                  68,000    2,367,250
-------------------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES - 0.12%

Herman Miller, Inc.                                   28,000      752,500
-------------------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT) - 1.54%

Baker Hughes, Inc.                                    85,000    1,503,438
-------------------------------------------------------------------------
BJ Services Co.(a)                                    62,000      968,750
-------------------------------------------------------------------------
Cooper Cameron Corp.(a)                               60,000    1,470,000
-------------------------------------------------------------------------
Core Laboratories N.V. (Netherlands)(a)               30,200      577,575
-------------------------------------------------------------------------
Diamond Offshore Drilling, Inc.                       40,000      947,500
-------------------------------------------------------------------------
Global Industries Ltd.(a)                            108,000      661,500
-------------------------------------------------------------------------
Rowan Companies, Inc.(a)                              80,000      800,000
-------------------------------------------------------------------------
Smith International, Inc.(a)                          50,000    1,259,375
-------------------------------------------------------------------------
Transocean Offshore, Inc.                             25,000      670,312
-------------------------------------------------------------------------
Varco International, Inc.(a)                         140,000    1,085,000
-------------------------------------------------------------------------
                                                                9,943,450
-------------------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION) - 0.41%

Apache Corp.                                          67,000    1,695,938
-------------------------------------------------------------------------
Santa Fe Energy Resources, Inc.(a)                    80,000      590,000
-------------------------------------------------------------------------
Stolt Comex Seaway, S.A. (United Kingdom)(a)          40,000      270,000
-------------------------------------------------------------------------
Stolt Comex Seaway, S.A.-ADR (United Kingdom)(a)      20,000      112,500
-------------------------------------------------------------------------
                                                                2,668,438
-------------------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT) - 0.29%

AES Corp.(a)                                          40,000    1,895,000
-------------------------------------------------------------------------

PRODUCTS (NON-DURABLES) - 0.46%

Clorox Co. (The)                                      12,600    1,471,838
-------------------------------------------------------------------------
Dial Corp. (The)                                      53,000    1,530,375
-------------------------------------------------------------------------
                                                                3,002,213
-------------------------------------------------------------------------

PUBLISHING - 0.38%

McGraw-Hill Companies, Inc. (The)                     24,000    2,445,000
-------------------------------------------------------------------------

RAILROADS - 0.38%

Kansas City Southern Industries, Inc.                 50,000    2,459,375
-------------------------------------------------------------------------

RESTAURANTS - 1.69%

Brinker International, Inc.(a)                        82,000    2,367,750
-------------------------------------------------------------------------
Outback Steakhouse, Inc.(a)                           56,000    2,233,000
-------------------------------------------------------------------------
Papa John's International, Inc.(a)                    41,900    1,848,838
-------------------------------------------------------------------------
Starbucks Corp.(a)                                    39,400    2,211,325
-------------------------------------------------------------------------
Tricon Global Restaurants, Inc.(a)                    45,000    2,255,625
-------------------------------------------------------------------------
                                                               10,916,538
-------------------------------------------------------------------------

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                          MARKET
                                            SHARES        VALUE

RETAIL (BUILDING SUPPLIES) - 0.32%

Lowe's Companies, Inc.                        40,200 $  2,057,738
-----------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS) - 1.07%

Best Buy Co., Inc.(a)                         21,000    1,288,875
-----------------------------------------------------------------
CDW Computer Centers, Inc.(a)                 38,500    3,693,594
-----------------------------------------------------------------
Tech Data Corp.(a)                            48,600    1,956,150
-----------------------------------------------------------------
                                                        6,938,619
-----------------------------------------------------------------

RETAIL (DEPARTMENT STORES) - 0.50%

Kohl's Corp.(a)                               53,000    3,256,188
-----------------------------------------------------------------

RETAIL (DISCOUNTERS) - 1.04%

Dollar Tree Stores, Inc.(a)                   73,475    3,209,939
-----------------------------------------------------------------
Family Dollar Stores, Inc.                   126,000    2,772,000
-----------------------------------------------------------------
Ross Stores, Inc.                             20,000      787,500
-----------------------------------------------------------------
                                                        6,769,439
-----------------------------------------------------------------

RETAIL (DRUG STORES) - 0.80%

Rite Aid Corp.                               104,560    5,182,255
-----------------------------------------------------------------

RETAIL (FOOD CHAINS) - 1.05%

Kroger Co.(a)                                 86,900    5,257,450
-----------------------------------------------------------------
Safeway, Inc.(a)                              25,400    1,547,812
-----------------------------------------------------------------
                                                        6,805,262
-----------------------------------------------------------------

RETAIL (SPECIALTY) - 3.25%

Amazon.com, Inc.(a)                            6,500    2,088,125
-----------------------------------------------------------------
Bed Bath & Beyond, Inc.(a)                   112,000    3,822,000
-----------------------------------------------------------------
Linens 'n Things, Inc.(a)                     11,600      459,650
-----------------------------------------------------------------
Michaels Stores, Inc.(a)                      41,000      741,844
-----------------------------------------------------------------
Office Depot, Inc.(a)                        130,000    4,801,875
-----------------------------------------------------------------
Staples, Inc.(a)                             171,187    7,478,732
-----------------------------------------------------------------
Williams-Sonoma, Inc.(a)                      40,000    1,612,500
-----------------------------------------------------------------
                                                       21,004,726
-----------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL) - 1.83%

Abercrombie & Fitch Co.-Class A(a)            33,300    2,355,975
-----------------------------------------------------------------
Gap, Inc. (The)                               43,575    2,451,094
-----------------------------------------------------------------
Intimate Brands, Inc.                         46,000    1,374,250
-----------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)                83,625    2,655,093
-----------------------------------------------------------------
TJX Companies, Inc.                          103,000    2,987,000
-----------------------------------------------------------------
                                                       11,823,412
-----------------------------------------------------------------

SAVINGS & LOAN COMPANIES - 0.89%

Astoria Financial Corp.                       30,000    1,372,500
-----------------------------------------------------------------
Dime Bancorp, Inc.                           106,000    2,802,375
-----------------------------------------------------------------
GreenPoint Financial Corp.                    45,000    1,580,625
-----------------------------------------------------------------
                                                        5,755,500
-----------------------------------------------------------------

                                                           MARKET
                                              SHARES       VALUE

SERVICES (ADVERTISING & MARKETING) - 2.06%

Interpublic Group of Companies, Inc. (The)      20,000 $  1,595,000
-------------------------------------------------------------------
Lamar Advertising Co.(a)                        66,000    2,458,500
-------------------------------------------------------------------
Omnicom Group, Inc.                            103,300    5,991,400
-------------------------------------------------------------------
Outdoor Systems, Inc.(a)                        57,000    1,710,000
-------------------------------------------------------------------
Snyder Communications, Inc.(a)                  47,700    1,609,875
-------------------------------------------------------------------
                                                         13,364,775
-------------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 2.87%

Apollo Group, Inc.(a)                           65,500    2,218,813
-------------------------------------------------------------------
ChoicePoint, Inc.(a)                            24,500    1,580,250
-------------------------------------------------------------------
Cintas Corp.                                    63,100    4,444,606
-------------------------------------------------------------------
G & K Services, Inc.-Class A                    15,000      798,750
-------------------------------------------------------------------
IMS Health, Inc.                                51,500    3,885,031
-------------------------------------------------------------------
Service Corp. International                     32,400    1,233,225
-------------------------------------------------------------------
Stewart Enterprises, Inc.-Class A              107,500    2,391,875
-------------------------------------------------------------------
Viad Corp.                                      60,000    1,822,500
-------------------------------------------------------------------
Waddell & Reed Financial, Inc.                   1,507       35,697
-------------------------------------------------------------------
Waddell & Reed Financial, Inc.-Class B           6,489      150,869
-------------------------------------------------------------------
                                                         18,561,616
-------------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS) - 1.15%

CIBER, Inc.(a)                                  25,000      698,437
-------------------------------------------------------------------
Keane, Inc.(a)                                  49,700    1,984,893
-------------------------------------------------------------------
Policy Management Systems Corp.(a)              35,000    1,767,500
-------------------------------------------------------------------
SunGard Data Systems, Inc.(a)                   75,200    2,984,500
-------------------------------------------------------------------
                                                          7,435,330
-------------------------------------------------------------------

SERVICES (DATA PROCESSING) - 3.93%

Affiliated Computer Services, Inc.(a)           30,500    1,372,500
-------------------------------------------------------------------
Billing Concepts Corp.(a)                       58,500      643,500
-------------------------------------------------------------------
Ceridian Corp.(a)                               53,700    3,748,931
-------------------------------------------------------------------
CSG Systems International, Inc.(a)              34,900    2,757,100
-------------------------------------------------------------------
DST Systems, Inc.(a)                            30,300    1,728,994
-------------------------------------------------------------------
Equifax, Inc.                                   44,100    1,507,669
-------------------------------------------------------------------
Fiserv, Inc.(a)                                103,150    5,305,778
-------------------------------------------------------------------
National Data Corp.                             48,000    2,337,000
-------------------------------------------------------------------
NOVA Corp.(a)                                   57,407    1,991,306
-------------------------------------------------------------------
Paychex, Inc.                                   78,975    4,062,276
-------------------------------------------------------------------
                                                         25,455,054
-------------------------------------------------------------------

SERVICES (EMPLOYMENT) - 0.21%

Robert Half International, Inc.(a)              30,400    1,358,500
-------------------------------------------------------------------

SPECIALTY PRINTING - 0.28%

Valassis Communications, Inc.(a)                35,000    1,806,875
-------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 0.23%

Metromedia Fiber Network, Inc.(a)               44,000    1,474,000
-------------------------------------------------------------------

                       AIM V.I. CAPITAL APPRECIATION FUND
32

                                                                   MARKET
                                                    SHARES         VALUE

TELECOMMUNICATIONS (LONG DISTANCE) - 0.65%

Global TeleSystems Group, Inc.(a)                      75,000 $  4,181,250
--------------------------------------------------------------------------

TELEPHONE - 1.07%

Century Telephone Enterprises, Inc.                    64,600    4,360,500
--------------------------------------------------------------------------
Cincinnati Bell, Inc.                                  37,800    1,429,312
--------------------------------------------------------------------------
NTL, Inc. (United Kingdom)(a)                          20,000    1,128,750
--------------------------------------------------------------------------
                                                                 6,918,562
--------------------------------------------------------------------------

TEXTILES (APPAREL) - 0.30%

Jones Apparel Group, Inc.(a)                           52,500    1,158,281
--------------------------------------------------------------------------
Tommy Hilfiger Corp.(a)                                13,100      786,000
--------------------------------------------------------------------------
                                                                 1,944,281
--------------------------------------------------------------------------

TEXTILES (HOME FURNISHINGS) - 0.25%

Shaw Industries, Inc.                                  67,000    1,624,750
--------------------------------------------------------------------------

WASTE MANAGEMENT - 1.28%

Allied Waste Industries, Inc.(a)                      110,670    2,614,579
--------------------------------------------------------------------------
Republic Services, Inc.(a)                             50,000      921,875
--------------------------------------------------------------------------
Waste Management, Inc.                                101,675    4,740,597
--------------------------------------------------------------------------
                                                                 8,277,051
--------------------------------------------------------------------------
  Total Common Stocks (Cost $377,506,768)                      567,719,235
--------------------------------------------------------------------------

WARRANTS - 0.03%

Banks (Regional)
Golden State Bancorp, Litigation Wts., expiring
 01/01/01 (Cost $227,318)(a)                           40,000      182,500
--------------------------------------------------------------------------
                                                   PRINCIPAL
                                                    AMOUNT
TIME DEPOSIT - 1.08%

Credit Communal De Belgium, 5.125%, 01/04/99
 (Cost $7,000,000)                                $ 7,000,000    7,000,000
--------------------------------------------------------------------------

REPURCHASE AGREEMENT - 9.15%(b)

Goldman Sachs & Co., 4.40%, 01/04/99(c)
 (Cost $59,251,734)                                59,251,734   59,251,734
--------------------------------------------------------------------------

TOTAL INVESTMENTS - 97.98%                                     634,153,469
--------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES - 2.02%                           13,094,534
--------------------------------------------------------------------------
NET ASSETS - 100.00%                                          $647,248,003
==========================================================================

Notes to Schedule of Investments:
(a) Non-income producing security.
(b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to insure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(c) Joint repurchase agreement entered into 12/31/98 with a maturing value of $700,342,222. Collateralized by $646,494,000 U.S. Government obligations, 0% to 11.75% due 02/15/99 to 04/15/28 with an aggregate market value at 12/31/98 of $714,694,897.

Abbreviations:

ADR  -- American Depositary Receipt
Wts. -- Warrants



See Notes to Financial Statements

                      AIM V.I. CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1998

ASSETS:

Investments, at market value (cost $443,985,820)          $634,153,469
----------------------------------------------------------------------
Receivables for:
 Investments sold                                           13,808,584
----------------------------------------------------------------------
 Capital stock sold                                            677,286
----------------------------------------------------------------------
 Dividends and interest                                        191,840
----------------------------------------------------------------------
Investment for deferred compensation plan                       25,282
----------------------------------------------------------------------
Other assets                                                     2,963
----------------------------------------------------------------------
  Total assets                                             648,859,424
----------------------------------------------------------------------

LIABILITIES:

Payables for:
 Investments purchased                                       1,236,530
----------------------------------------------------------------------
 Capital stock reacquired                                       13,206
----------------------------------------------------------------------
 Deferred compensation plan                                     25,282
----------------------------------------------------------------------
Accrued advisory fees                                          317,257
----------------------------------------------------------------------
Accrued directors' fees                                            232
----------------------------------------------------------------------
Accrued administrative services fees                             8,797
----------------------------------------------------------------------
Accrued operating expenses                                      10,117
----------------------------------------------------------------------
  Total liabilities                                          1,611,421
----------------------------------------------------------------------
Net assets applicable to shares outstanding               $647,248,003
======================================================================

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

 Authorized                                                250,000,000
----------------------------------------------------------------------
 Outstanding                                                25,689,529
----------------------------------------------------------------------
Net asset value, offering and redemption price per share  $      25.20
======================================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1998

INVESTMENT INCOME:

Interest                                                      $  2,782,124
---------------------------------------------------------------------------
Dividends (net of $17,799 foreign withholding tax)               1,619,969
---------------------------------------------------------------------------
  Total investment income                                        4,402,093
---------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                    3,521,837
---------------------------------------------------------------------------
Administrative services fees                                        53,266
---------------------------------------------------------------------------
Custodian fees                                                     104,218
---------------------------------------------------------------------------
Directors' fees and expenses                                        12,181
---------------------------------------------------------------------------
Other                                                               88,482
---------------------------------------------------------------------------
  Total expenses                                                 3,779,984
---------------------------------------------------------------------------
Less: Expenses paid indirectly                                      (9,472)
---------------------------------------------------------------------------
  Net expenses                                                   3,770,512
---------------------------------------------------------------------------
Net investment income                                              631,581
---------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES,
 FOREIGN CURRENCIES AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities                                         22,739,811
---------------------------------------------------------------------------
  Foreign currencies                                                43,713
---------------------------------------------------------------------------
  Option contracts                                                  25,169
---------------------------------------------------------------------------
                                                                22,808,693
---------------------------------------------------------------------------
Net unrealized appreciation of investment securities            78,385,559
---------------------------------------------------------------------------
  Net gain from investment securities, foreign currencies and
   option contracts                                            101,194,252
---------------------------------------------------------------------------
Net increase in net assets resulting from operations          $101,825,833
===========================================================================

See Notes to Financial Statements.

                       AIM V.I. CAPITAL APPRECIATION FUND
34

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1998 and 1997

                                                       1998          1997
                                                   ------------  ------------
OPERATIONS:

 Net investment income                             $    631,581  $    914,009
------------------------------------------------------------------------------
 Net realized gain from investment securities,
  foreign currencies and option contracts            22,808,693    16,155,941
------------------------------------------------------------------------------
 Net unrealized appreciation of investment
  securities and foreign currencies                  78,385,559    35,953,703
------------------------------------------------------------------------------
   Net increase in net assets resulting from
    operations                                      101,825,833    53,023,653
------------------------------------------------------------------------------
Dividends to shareholders from net investment
 income                                                (922,615)     (536,874)
------------------------------------------------------------------------------
Distributions to shareholders from net realized
 gains                                              (16,345,246)   (6,902,664)
------------------------------------------------------------------------------
Net increase from capital stock transactions         39,909,953   107,132,798
------------------------------------------------------------------------------
   Net increase in net assets                       124,467,925   152,716,913
------------------------------------------------------------------------------

NET ASSETS:

 Beginning of year                                  522,780,078   370,063,165
------------------------------------------------------------------------------
 End of year                                       $647,248,003  $522,780,078
==============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)        $434,303,451  $394,408,721
------------------------------------------------------------------------------
 Undistributed net investment income                    700,362       876,543
------------------------------------------------------------------------------
 Undistributed net realized gain from investment
  securities, foreign currencies, futures and
  option contracts                                   22,076,541    15,712,724
------------------------------------------------------------------------------
 Unrealized appreciation of investment securities,
  foreign currencies and futures contracts          190,167,649   111,782,090
------------------------------------------------------------------------------
                                                   $647,248,003  $522,780,078
==============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1998

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM Variable Insurance Funds, Inc. (the "Company"), is a Maryland corporation organized on January 22, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, series, management investment company consisting of fifteen portfolios. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the AIM V.I. Capital Appreciation Fund (the "Fund"). The Fund's investment objective is to seek capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
 The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally

                       AIM V.I. CAPITAL APPRECIATION FUND
   determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On December 31, 1998 additional paid-in capital was decreased by $15,223, undistributed net investment income was increased by $114,853 and undistributed net realized gains was decreased by $99,630 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of
   Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Federal Income Taxes - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Stock Index Futures Contracts - The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the amount of a purchase or sale of a security denominated in a foreign currency in order to "lock-in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options - The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
   A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement between the Company and AIM, with respect to the Fund, the Company has agreed to reimburse certain administrative costs incurred in providing accounting services and other administrative services to the Fund. During the year ended December 31, 1998, AIM was reimbursed $53,266 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and directors of the Company are officers of AIM and AIM Distributors.

                      AIM V.I. CAPITAL APPRECIATION FUND
36

 During the year ended December 31, 1998, the Fund incurred legal fees of $4,536 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3 - INDIRECT EXPENSES
The Fund received reductions in custodian fees of $9,472 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $9,472 during the year ended December 31, 1998.

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold during the year ended December 31, 1998 was $427,487,795 and $457,350,071, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of December 31, 1998 is as follows:

Aggregate unrealized appreciation of investment securities    $202,819,727
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (13,557,353)
---------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $189,262,374
===========================================================================

 Cost of investments for tax purposes is $444,891,095.

NOTE 6 - CAPITAL STOCK
Changes in capital stock outstanding during the years ended December 31, 1998 and 1997 were as follows:

                                    1998                       1997
                           ------------------------  -------------------------
                             SHARES       AMOUNT       SHARES       AMOUNT
                           ----------  ------------  ----------  -------------
Sold                        4,333,736  $ 99,858,597   9,656,144   $202,278,514
-------------------------------------------------------------------------------
Issued as reinvestment of
 distributions                740,474    17,267,861     357,327      7,439,538
-------------------------------------------------------------------------------
Reacquired                 (3,416,071)  (77,216,505) (5,025,910)  (102,585,254)
-------------------------------------------------------------------------------
                            1,658,139  $ 39,909,953   4,987,561  $ 107,132,798
===============================================================================

NOTE 7 - CALL OPTION CONTRACTS WRITTEN
Transactions in call options written during the year ended December 31, 1998 are summarized as follows:

                       CALL OPTION CONTRACTS
                     -------------------------
                     NUMBER OF        PREMIUMS
                     CONTRACTS        RECEIVED
                     ---------       ---------
Beginning of period       --   $            --
----------------------------------------------
Written                1,092           271,645
----------------------------------------------
Closed                  (678)         (154,318)
----------------------------------------------
Expired                 (244)          (21,153)
----------------------------------------------
Exercised               (170)          (96,174)
----------------------------------------------
End of period             --   $            --
==============================================

NOTE 8 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during each of the years in the three-year period ended December 31, 1998, the eleven months ended December 31, 1995, the year ended January 31, 1995, and the period May 5, 1993 (date operations commenced) through January 31, 1994.

                                     DECEMBER 31,                         JANUARY 31,
                          -----------------------------------------     -----------------
                            1998         1997      1996      1995        1995      1994
                          --------     --------  --------  --------     -------   -------
Net asset value,
 beginning of period      $  21.75     $  19.43  $  16.55  $  12.05     $ 12.58   $ 10.00
------------------------  --------     --------  --------  --------     -------   -------
Income from investment
 operations:
  Net investment income       0.02         0.03      0.02      0.04        0.05        --
------------------------  --------     --------  --------  --------     -------   -------
  Net gains (losses) on
   securities (both
   realized and
   unrealized)                4.12         2.58      2.89      4.46       (0.54)     2.59
------------------------  --------     --------  --------  --------     -------   -------
   Total from investment
    operations                4.14         2.61      2.91      4.50       (0.49)     2.59
------------------------  --------     --------  --------  --------     -------   -------
Less distributions:
  Dividends from net
   investment income         (0.04)       (0.02)    (0.03)       --       (0.04)    (0.01)
------------------------  --------     --------  --------  --------     -------   -------
  Distributions from net
   realized gains            (0.65)       (0.27)       --        --          --        --
------------------------  --------     --------  --------  --------     -------   -------
   Total distributions       (0.69)       (0.29)    (0.03)       --       (0.04)    (0.01)
------------------------  --------     --------  --------  --------     -------   -------
Net asset value, end of
 period                   $  25.20     $  21.75  $  19.43  $  16.55     $ 12.05   $ 12.58
========================  ========     ========  ========  ========     =======   =======
Total return(a)              19.30%       13.51%    17.58%    37.38%      (3.91)%   25.90%
========================  ========     ========  ========  ========     =======   =======

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of
 period (000s omitted)    $647,248     $522,642  $370,063  $212,152     $88,177   $35,354
========================  ========     ========  ========  ========     =======   =======
Ratio of expenses to
 average net assets           0.67%(b)     0.68%     0.73%     0.75%(c)    0.84%     1.06%(c)
========================  ========     ========  ========  ========     =======   =======
Ratio of net investment
 income to average net
 assets                       0.11%(b)     0.18%     0.18%     0.39%(c)    0.46%     0.07%(c)
========================  ========     ========  ========  ========     =======   =======
Portfolio turnover rate         83%          65%       59%       37%         81%       34%
========================  ========     ========  ========  ========     =======   =======

(a) Total returns are not annualized for periods less than one year.
(b) Ratios are based on average net assets of $566,139,574.
(c) Annualized.

                      AIM V.I. CAPITAL APPRECIATION FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. Capital Appreciation Fund, a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, the eleven month period ended December 31, 1995, the year ended January 31, 1995, and the period May 5, 1993 (commencement of operations) through January 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Capital Appreciation Fund, as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, the eleven month period ended December 31, 1995, the year ended January 31, 1995 and the period May 5, 1993 (commencement of operations) through January 31, 1994 in conformity with generally accepted accounting principles.

                                 TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 3, 1999

                       AIM V.I. CAPITAL APPRECIATION FUND

The Managers' Overview

FUND CONTENDS WITH STEEP DECLINE
IN SMALL-CAP STOCKS

A roundtable discussion with the Fund management team for AIM V.I. Capital
Development Fund for the period ended December 31, 1998.
------------------------------------------------------------------------------------------------------------------------------------

Q. SMALL-CAP STOCKS WERE IN A BEAR MARKET    economic indicators, sparked a strong                  ---------------
FOR MUCH OF THE YEAR. HOW DID AIM V.I.       rally in the stock market. The Dow soared
CAPITAL DEVELOPMENT FUND PERFORM?            to a record high on November 23 and ended            The Fund rebounded
A. The sharp sell-off in small-cap stocks    the year up 18.15%.
from mid-April through early October 1998                                                     in the fourth quarter of 1998,
took its toll on the Fund's performance.     Q. HOW DID SMALL-CAP STOCKS FARE IN THIS
From the Fund's inception on May 1, 1998,    ENVIRONMENT?                                  posting a 19.19% total return for the
through the end of the year, cumulative      A. For much of the reporting period, small-
total return was -7.51%. Over the same       cap stocks were in the grip of a severe          final three months of the year.
period, total return was-12.32% for the      bear market, generally defined as a drop
Russell 2000 Index, which measures the       in value of at least 20%. After hitting a              ---------------
performance of small-cap stocks.             record high on April 21, the Russell 2000
    The Fund rebounded in the fourth         Index lost 36.46% of its value by October    because we are very optimistic about the
quarter of 1998, posting a 19.19% total      8, when it sank to its lowest level in       long-term outlook for small-cap stocks.
return for the final three months of the     more than two years. In the unsettled
year.                                        market environment, investors favored more   Q. HOW WAS THE FUND STRUCTURED?
                                             liquid assets such as large-company stocks   A. At the end of the year, consumer
Q. WHAT WERE MARKET CONDITIONS LIKE          and U.S. Treasury bonds.                     cyclical stocks composed 24% of the
IN 1998?                                         During the last three months of the      portfolio, technology stocks, 24%; and
A. Early in the year, markets shook off      year, however, small-cap stocks rallied      health-care stocks, 13%.
initial concerns about the potential         strongly, benefiting from the Fed's
impact of the economic turmoil in Asia and   interest rate cuts. Investors also found     Q. WHERE WAS YOUR EMPHASIS IN THE
soared to new heights in April. Although     small-cap stocks attractive because          CONSUMER-CYCLICAL SECTOR?
renewed fears about Asia's impact halted     earnings growth projections for smaller      A. Our focus was on retail stocks. For
the rally, large-cap stocks rebounded and    companies remained in the double-digit       most of the year, the nation's retailers
the Dow Jones Industrial Average (the        range while the corresponding figures for    benefited from healthy consumer spending,
Dow), an unmanaged composite of the          larger companies were gravitating toward     stemming from low unemployment and rising
performance of 30 large-company stocks,      the single-digit level. Finally, small-cap   wages. However, sales dipped in the summer
set a record in July. The Dow then lost      stocks represented one of the best           when foreign and domestic concerns caused
16.82% of its value between July 17 and      bargains in the equity market as their       stock markets to plummet, shaking consumer
October 8. Severe economic problems in       prices relative to large-cap stocks were     confidence. Sales revived around
Russia and Latin America as well as Asia,    at their lowest levels in decades.           Thanksgiving, then declined in December
combined with political controversy in the                                                when much of the U.S. experienced balmy
United States, prompted the selloff.         Q. HOW DID YOU REACT TO THE BEAR MARKET      weather, curtail-
    However, the market rebounded            IN SMALL-CAP STOCKS?
impressively in October as the Dow posted    A. The market downturn provided an
its best percentage gains for a single       excellent opportunity to purchase the
month in more than 11 years. The Federal     stocks of attractive companies at low
Reserve Board (the Fed) cut interest rates   prices. In choosing stocks, we look at the
three times in the fall. These Fed moves,    underlying fundamentals of companies,
combined with encouraging                    not the overall market. We endeavor to
                                             own the best small-cap companies


                     AIM V.I. CAPITAL DEVELOPMENT FUND                       39

PORTFOLIO HOLDINGS                                                                        more restrained. Pharmaceutical companies,
As of 12/31/98, based on total net assets                                                 which enjoyed robust earnings, continued
                                                                                          to offer a wide range of new products that
TOP 10 EQUITY HOLDINGS                     TOP 10 INDUSTRIES                              were enthusiastically received by a
                                                                                          health-conscious population.
 1. SunGard Data Systems, Inc.    0.88%     1. Computer (Software & Services)      9.03%      The Fund benefited from owning the
 2. Linens 'N Things, Inc.        0.75      2. Services (Commercial & Consumer)    6.65   stocks of Advanced Paradigm, which
 3. CSG Systems International,              3. Retail (Specialty)                  5.10   provides pharmacy benefit management
    Inc.                          0.75      4. Services (Data Processing)          4.24   services for health plans; Watson
 4. BISYS Group, Inc.             0.73      5. Health Care (Specialized Services)  3.40   Pharmaceuticals, which offers generic
 5. Medical Manager Corp.         0.69      6. Health Care (Medical Products              versions of brand-name drugs; and Barr
 6. Comverse Technology, Inc.     0.67         & Supplies)                         3.14   Laboratories, which distributes a wide
 7. Galileo Technology Ltd.       0.60      7. Services (Advertising/Marketing)    2.94   range of prescription drugs, including
 8. Casella Waste Systems, Inc.   0.59      8. Services (Computer Systems)         2.56   antibiotics, cancer treatments and
 9. Pegasus Systems, Inc.         0.57      9. Health Care (Drugs-Generic                 cardiovascular agents.
10. American Bank Note                         & Other)                            2.37
    Holographics, Inc.            0.55     10. Manufacturing (Specialized)         2.36   Q. WHAT IS YOUR OUTLOOK?
                                                                                          A. We believe there are several reasons
Please keep in mind that the Fund's portfolio composition is subject to change            to be optimistic about small-cap stocks.
and there is no assurance the Fund will continue to hold any particular                   In recent years, after the Fed has
security.                                                                                 embarked on a series of interest-rate
                                                                                          cuts, small-cap stocks have been among the
ing demand for cold-weather items. Still,    new medium. Technology companies also        top-performing equity classes. While past
holiday sales were robust, largely because   benefited from consumer demand for           performance cannot guarantee comparable
of the growth in online Internet sales.      computers costing less than $1,000, the      future results, we believe the Fed's
    Retail stocks that performed well for    need to upgrade computers to avoid           recent actions could have a positive
the Fund included Linens 'N Things, the      complications associated with the so-        impact on the long-term performance of
nation's second largest household-goods      called "millennium bug," and the             small-cap stocks.
chain, which emphasizes low-priced, brand-   introduction of faster and more powerful         Moreover, the valuations of small-cap
name merchandise; Williams-Sonoma, a         chips and software.                          stocks relative to large-cap stocks are
leading marketer of accessories for              Our technology holdings included the     very compelling. And while profits for the
kitchens, bathrooms, bedrooms and gardens;   BISYS Group, which provides outsourcing      largest companies are dropping, they
and Micro Warehouse, which sells computer    services for more than 6,000 financial       remain robust for smaller companies. Since
products through catalogs, telemarketing     institutions and corporations throughout     smaller companies conduct most of their
and the Internet.                            the U.S.; SunGard Data Systems, which        business in the United States, their
                                             provides processing and disaster recovery    earnings are less susceptible to economic
Q. HOW DID TECHNOLOGY STOCKS PERFORM?        services for banks and mutual-fund           downturns abroad. We believe if these
A. Despite volatility, technology stocks     companies; and Intuit, which is a leading    trends continue, small-cap stocks could
were the top-performing equity class in      manufacturer of personal finance software.   continue to attract investors.
1998. Investors flocked to Internet-
related companies as they considered the     Q. WHAT ABOUT HEALTH-CARE STOCKS?
possibilities for explosive growth in the    A. While pharmaceutical-company stocks
                                             skyrocketed, the performance of other
                                             stocks within the health-care sector was

40                        AIM V.I. CAPITAL DEVELOPMENT FUND

SCHEDULE OF INVESTMENTS

December 31, 1998

                                                            MARKET
                                                   SHARES    VALUE

DOMESTIC COMMON STOCKS - 87.38%

AEROSPACE/DEFENSE - 0.78%

Gulfstream Aerospace Corp.(a)                          100 $   5,325
--------------------------------------------------------------------
Hawk Corp.(a)                                          200     1,675
--------------------------------------------------------------------
Kroll-O'Gara Co. (The)(a)                              400    15,775
--------------------------------------------------------------------
TriStar Aerospace Co.(a)                               300     2,100
--------------------------------------------------------------------
                                                              24,875
--------------------------------------------------------------------

AIRLINES - 0.43%

Atlantic Coast Airlines Holdings(a)                    400    10,000
--------------------------------------------------------------------
Midway Airlines, Corp.(a)                              300     3,600
--------------------------------------------------------------------
                                                              13,600
--------------------------------------------------------------------

AUTO PARTS & EQUIPMENT - 0.69%

Keystone Automotive Industries, Inc.(a)                500    10,469
--------------------------------------------------------------------
Stoneridge, Inc.(a)                                    500    11,375
--------------------------------------------------------------------
                                                              21,844
--------------------------------------------------------------------

BANKS (REGIONAL) - 1.27%

Banco Santandr Puerto Rico(a)                          300     6,581
--------------------------------------------------------------------
Bank United Corp.-Class A                              200     7,850
--------------------------------------------------------------------
Golden State Bancorp, Inc.(a)                          600     9,975
--------------------------------------------------------------------
Independence Community Bank Corp.                      400     6,375
--------------------------------------------------------------------
North Fork Bancorporation, Inc.                        400     9,575
--------------------------------------------------------------------
                                                              40,356
--------------------------------------------------------------------

BEVERAGES (ALCOHOLIC) - 0.65%

Beringer Wine Estates-Class B(a)                       200     8,938
--------------------------------------------------------------------
Canandaigua Wine Co., Inc.-Class A(a)                  200    11,563
--------------------------------------------------------------------
                                                              20,501
--------------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC) - 0.15%

Triarc Companies, Inc.(a)                              300     4,800
--------------------------------------------------------------------

BIOTECHNOLOGY - 0.54%

IDEXX Laboratories, Inc.(a)                            300     8,072
--------------------------------------------------------------------
Pharmaceutical Product Development, Inc.(a)            300     9,019
--------------------------------------------------------------------
                                                              17,091
--------------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 2.29%

Capstar Broadcasting Corp.-Class A(a)                  400     9,150
--------------------------------------------------------------------
Chancellor Media Corp.(a)                              200     9,575
--------------------------------------------------------------------
Cox Radio, Inc.-Class A(a)                             200     8,450
--------------------------------------------------------------------
Emmis Broadcasting Corp.-Class A(a)                    300    13,013
--------------------------------------------------------------------
Hearst-Argyle Television, Inc.(a)                      100     3,300
--------------------------------------------------------------------
Heftel Broadcasting Corp.(a)                           200     9,850
--------------------------------------------------------------------
Metro Networks, Inc.(a)                                200     8,525
--------------------------------------------------------------------
Univision Communications, Inc.(a)                      300    10,856
--------------------------------------------------------------------
                                                              72,719
--------------------------------------------------------------------


                                                  MARKET
                                         SHARES    VALUE

BUILDING MATERIAL - 0.27%

Pameco Corp.(a)                              200 $   2,313
----------------------------------------------------------
White Cap Industries, Inc.(a)                400     6,100
----------------------------------------------------------
                                                     8,413
----------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 1.71%

ADC Telecommunications, Inc.(a)              300    10,425
----------------------------------------------------------
Comverse Technology, Inc.(a)                 300    21,300
----------------------------------------------------------
Excel Switching Corp.(a)                     300    11,400
----------------------------------------------------------
NorthEast Optic Network, Inc.(a)             600     6,225
----------------------------------------------------------
Tekelec(a)                                   300     4,969
----------------------------------------------------------
                                                    54,319
----------------------------------------------------------

COMPUTER (HARDWARE) - 0.50%

Bell & Howell Co.(a)                         300    11,344
----------------------------------------------------------
IDX Systems Corp.(a)                         100     4,400
----------------------------------------------------------
                                                    15,744
----------------------------------------------------------

COMPUTER (NETWORKING) - 0.76%

Ascend Communications, Inc.(a)               100     6,575
----------------------------------------------------------
FORE Systems, Inc.(a)                        700    12,819
----------------------------------------------------------
Fvc.com, Inc.(a)                             300     4,725
----------------------------------------------------------
                                                    24,119
----------------------------------------------------------

COMPUTER (PERIPHERALS) - 0.74%

Actel Corp.(a)                               200     4,000
----------------------------------------------------------
Quantum Corp.(a)                             400     8,500
----------------------------------------------------------
SMART Modular Technologies, Inc.(a)          400    11,100
----------------------------------------------------------
                                                    23,600
----------------------------------------------------------

COMPUTER (SOFTWARE & SERVICES) - 8.88%

Avant! Corp.(a)                              200     3,200
----------------------------------------------------------
Axent Technologies, Inc.(a)                  200     6,113
----------------------------------------------------------
Best Software, Inc.(a)                       550    13,063
----------------------------------------------------------
Cadence Design Systems, Inc.(a)              400    11,900
----------------------------------------------------------
Complete Business Solutions, Inc.(a)         400    13,550
----------------------------------------------------------
Concord Communications, Inc.(a)              100     5,675
----------------------------------------------------------
Concord EFS, Inc.(a)                         300    12,712
----------------------------------------------------------
DA Consulting Group, Inc.(a)                 300     6,562
----------------------------------------------------------
Datastream Systems, Inc.(a)                  600     6,900
----------------------------------------------------------
Dendrite International, Inc.(a)              200     4,994
----------------------------------------------------------
Electronic Arts, Inc.(a)                     100     5,612
----------------------------------------------------------
HNC Software, Inc.(a)                        300    12,131
----------------------------------------------------------
Hyperion Solutions Corp.(a)                  190     3,420
----------------------------------------------------------
InfoCure Corp.(a)                            500    16,375
----------------------------------------------------------
Intuit, Inc.(a)                              200    14,500
----------------------------------------------------------
Learning Company, Inc. (The)(a)              150     3,891
----------------------------------------------------------
Manhattan Associates, Inc.(a)                100     2,725
----------------------------------------------------------
Mastech Corp.(a)                             400    11,450
----------------------------------------------------------
Medical Manager Corp.(a)                     700    21,963
----------------------------------------------------------
Mercury Interactive Corp.(a)                 200    12,650
----------------------------------------------------------

                       AIM V.I. CAPITAL DEVELOPMENT FUND

                                                           MARKET
                                                  SHARES    VALUE

COMPUTER (SOFTWARE & SERVICES) -- (CONTINUED)

Network Associates, Inc.(a)                           200 $  13,250
-------------------------------------------------------------------
Platinum Technology, Inc.(a)                          400     7,650
-------------------------------------------------------------------
Rational Software Corp.(a)                            300     7,950
-------------------------------------------------------------------
Sterling Commerce, Inc.(a)                            300    13,500
-------------------------------------------------------------------
Synopsys, Inc.(a)                                     200    10,850
-------------------------------------------------------------------
Transaction Systems Architects, Inc.-Class A(a)       200    10,000
-------------------------------------------------------------------
Unigraphics Solutions, Inc.(a)                        300     4,350
-------------------------------------------------------------------
USWeb Corp.(a)                                        400    10,550
-------------------------------------------------------------------
Visio Corp.(a)                                        300    10,969
-------------------------------------------------------------------
Walker Interactive Systems, Inc.(a)                   500     3,375
-------------------------------------------------------------------
                                                            281,830
-------------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS) - 0.39%

Blyth Industries, Inc.(a)                             400    12,500
-------------------------------------------------------------------

CONSUMER FINANCE - 0.60%

American Capital Strategies, Ltd.                     200     3,450
-------------------------------------------------------------------
AmeriCredit Corp.(a)                                  700     9,669
-------------------------------------------------------------------
Cash America International, Inc.                      300     4,556
-------------------------------------------------------------------
United Panam Financial Corp.(a)                       300     1,256
-------------------------------------------------------------------
                                                             18,931
-------------------------------------------------------------------

CONTAINERS (METAL & GLASS) - 0.39%

Silgan Holdings, Inc.(a)                              450    12,509
-------------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH) - 0.91%

JP Foodservice, Inc.(a)                               200     9,800
-------------------------------------------------------------------
McKesson Corp.                                        100     7,906
-------------------------------------------------------------------
Performance Food Group Co.(a)                         400    11,250
-------------------------------------------------------------------
                                                             28,956
-------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 1.19%

AFC Cable Systems, Inc.(a)                            200     6,725
-------------------------------------------------------------------
American Power Conversion Corp.(a)                    200     9,688
-------------------------------------------------------------------
PCD, Inc.(a)                                          200     2,600
-------------------------------------------------------------------
Pinnacle Systems, Inc.(a)                             200     7,150
-------------------------------------------------------------------
SCI Systems, Inc.(a)                                  200    11,550
-------------------------------------------------------------------
                                                             37,713
-------------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION) - 0.42%

Quanta Services, Inc.(a)                              600    13,238
-------------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS) - 1.03%

Apex PC Solutions, Inc.(a)                            200     5,775
-------------------------------------------------------------------
Microchip Technology, Inc.(a)                         300    11,100
-------------------------------------------------------------------
Sipex Corp.(a)                                        300    10,538
-------------------------------------------------------------------
Unitrode Corp.(a)                                     300     5,250
-------------------------------------------------------------------
                                                             32,663
-------------------------------------------------------------------

                                                          MARKET
                                                 SHARES    VALUE

ENTERTAINMENT - 0.96%

Loews Cineplex Entertainment Corp.(a)                800 $   8,100
------------------------------------------------------------------
Metro-Goldwyn-Mayer, Inc.(a)                         458     6,040
------------------------------------------------------------------
Metromedia International Group, Inc.(a)              600     3,263
------------------------------------------------------------------
SFX Entertainment, Inc.-Class A(a)                   200    10,975
------------------------------------------------------------------
The Sports Club Co., Inc.(a)                         500     1,969
------------------------------------------------------------------
                                                            30,347
------------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR) - 0.54%

Etec Systems, Inc.(a)                                200     8,000
------------------------------------------------------------------
Photronics, Inc.(a)                                  200     4,794
------------------------------------------------------------------
Teradyne, Inc.(a)                                    100     4,238
------------------------------------------------------------------
                                                            17,032
------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 1.02%

FirstCity Financial Corp.(a)                         300     3,881
------------------------------------------------------------------
Hamilton Bancorp, Inc.(a)                            200     5,337
------------------------------------------------------------------
Medallion Financial Corp.                            400     5,725
------------------------------------------------------------------
PMI Group, Inc. (The)                                100     4,938
------------------------------------------------------------------
Rock Financial Corp.                                 200     2,600
------------------------------------------------------------------
SEI Investments Co.                                  100     9,938
------------------------------------------------------------------
                                                            32,419
------------------------------------------------------------------

FOODS - 1.63%

American Italian Pasta Co.-Class A(a)                450    11,869
------------------------------------------------------------------
International Home Foods, Inc.(a)                    600    10,125
------------------------------------------------------------------
Keebler Foods Co.(a)                                 300    11,288
------------------------------------------------------------------
Suiza Foods Corp.(a)                                 200    10,187
------------------------------------------------------------------
Universal Foods Corp.                                300     8,231
------------------------------------------------------------------
                                                            51,700
------------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL COMPANIES - 0.30%

Harrah's Entertainment, Inc.(a)                      300     4,706
------------------------------------------------------------------
International Game Technology                        200     4,863
------------------------------------------------------------------
                                                             9,569
------------------------------------------------------------------

HEALTH CARE (DIVERSIFIED) - 0.40%

Allergan, Inc.                                       100     6,475
------------------------------------------------------------------
IVAX Corp.(a)                                        500     6,219
------------------------------------------------------------------
                                                            12,694
------------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER) - 2.37%

Barr Laboratories, Inc.(a)                           300    14,400
------------------------------------------------------------------
Dura Pharmaceuticals, Inc.(a)                        600     9,113
------------------------------------------------------------------
Forest Laboratories, Inc.(a)                         200    10,637
------------------------------------------------------------------
Jones Medical Industries, Inc.                       300    10,950
------------------------------------------------------------------
Mylan Laboratories, Inc.                             400    12,600
------------------------------------------------------------------
Parexel International Corp.(a)                       200     5,000
------------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)                      200    12,575
------------------------------------------------------------------
                                                            75,275
------------------------------------------------------------------

                       AIM V.I. CAPITAL DEVELOPMENT FUND
42

                                                         MARKET
                                                SHARES    VALUE

HEALTH CARE (HOSPITAL MANAGEMENT) - 0.52%

Health Management Associates, Inc.-Class A(a)       400 $   8,650
-----------------------------------------------------------------
New American Healthcare Corp.(a)                    700     7,831
-----------------------------------------------------------------
                                                           16,481
-----------------------------------------------------------------

HEALTH CARE (LONG TERM CARE) - 0.33%

Sunrise Assisted Living, Inc.(a)                    200    10,375
-----------------------------------------------------------------

HEALTH CARE (MANAGED CARE) - 0.64%

Alternative Living Services, Inc.(a)                200     6,850
-----------------------------------------------------------------
Express Scripts, Inc.-Class A(a)                    200    13,425
-----------------------------------------------------------------
                                                           20,275
-----------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 3.14%

Biomet, Inc.                                        200     8,050
-----------------------------------------------------------------
Coopers Companies, Inc.(a)                          400     8,275
-----------------------------------------------------------------
Cyberonics, Inc.(a)                                 300     4,050
-----------------------------------------------------------------
DVI, Inc.(a)                                        300     5,438
-----------------------------------------------------------------
Henry Schein, Inc.(a)                               300    13,425
-----------------------------------------------------------------
Lifecore Biomedical, Inc.(a)                        400     4,100
-----------------------------------------------------------------
Maxxim Medical, Inc.(a)                             300     8,925
-----------------------------------------------------------------
MiniMed, Inc.(a)                                    100    10,475
-----------------------------------------------------------------
PSS World Medical, Inc.(a)                          500    11,500
-----------------------------------------------------------------
Serologicals Corp.(a)                               300     9,000
-----------------------------------------------------------------
Steris Corp.(a)                                     100     2,843
-----------------------------------------------------------------
Sybron International Corp.(a)                       500    13,594
-----------------------------------------------------------------
                                                           99,675
-----------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES) - 3.40%

Advance Paradigm, Inc.(a)                           400    14,000
-----------------------------------------------------------------
Capital Senior Living Corp.(a)                      300     4,181
-----------------------------------------------------------------
Covance, Inc.(a)                                    200     5,825
-----------------------------------------------------------------
First Consulting Group, Inc.(a)                     500    10,250
-----------------------------------------------------------------
MAXIMUS, Inc.(a)                                    400    14,800
-----------------------------------------------------------------
Ocular Sciences, Inc.(a)                            300     8,025
-----------------------------------------------------------------
Omnicare, Inc.                                      200     6,950
-----------------------------------------------------------------
Orthodontic Centers of America, Inc.(a)             600    11,663
-----------------------------------------------------------------
PharMerica, Inc.(a)                                 400     2,400
-----------------------------------------------------------------
Renal Care Group, Inc.(a)                           200     5,762
-----------------------------------------------------------------
Renex Corp.(a)                                      300     2,175
-----------------------------------------------------------------
Superior Consultant Holdings Corp.(a)               200     8,700
-----------------------------------------------------------------
Ventana Medical Systems, Inc.(a)                    600    12,975
-----------------------------------------------------------------
                                                          107,706
-----------------------------------------------------------------

HOUSEHOLD FURNITURE & APPLIANCES - 0.18%

Service Experts, Inc.(a)                            200     5,850
-----------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.18%

Dial Corp. (The)                                    200     5,775
-----------------------------------------------------------------

                                                       MARKET
                                              SHARES    VALUE

HOUSEWARES - 0.35%

Central Garden and Pet Co.(a)                     250 $   3,594
---------------------------------------------------------------
Helen of Troy Ltd.(a)                             200     2,937
---------------------------------------------------------------
Windmere-Durable Holdings, Inc.(a)                600     4,650
---------------------------------------------------------------
                                                         11,181
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH) - 0.79%

Healthcare Recoveries, Inc.(a)                    700    11,900
---------------------------------------------------------------
Nationwide Financial Services, Inc.-Class A       200    10,338
---------------------------------------------------------------
PAULA Financial                                   300     2,812
---------------------------------------------------------------
                                                         25,050
---------------------------------------------------------------

INSURANCE (MULTI-LINE) - 0.27%

Horace Mann Educators Corp.                       300     8,550
---------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY) - 1.44%

Amerin Corp.(a)                                   350     8,269
---------------------------------------------------------------
CMAC Investment Corp.                             100     4,594
---------------------------------------------------------------
CNA Surety Corp.                                  500     7,875
---------------------------------------------------------------
Everest Reinsurance Holdings, Inc.                200     7,788
---------------------------------------------------------------
Fidelity National Financial, Inc.                 220     6,710
---------------------------------------------------------------
HCC Insurance Holdings, Inc.                      300     5,287
---------------------------------------------------------------
Reliance Group Holdings, Inc.                     400     5,150
---------------------------------------------------------------
                                                         45,673
---------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE - 0.57%

EVEREN Capital Corp.                              400     9,100
---------------------------------------------------------------
Hambrecht & Quist Group(a)                        400     9,075
---------------------------------------------------------------
                                                         18,175
---------------------------------------------------------------

INVESTMENT MANAGEMENT - 1.06%

Affiliated Managers Group, Inc.(a)                500    14,938
---------------------------------------------------------------
Conning Corp.                                     100     2,075
---------------------------------------------------------------
Knight/Trimark Group, Inc.-Class A(a)             700    16,756
---------------------------------------------------------------
                                                         33,769
---------------------------------------------------------------

LAND DEVELOPMENT - 0.12%

Silverleaf Resorts, Inc.(a)                       400     3,725
---------------------------------------------------------------

LEISURE TIME (PRODUCTS) - 0.79%

Family Golf Centers, Inc.(a)                      400     7,900
---------------------------------------------------------------
GTECH Holdings Corp.(a)                           200     5,125
---------------------------------------------------------------
International Speedway Corp.-Class A              300    12,150
---------------------------------------------------------------
                                                         25,175
---------------------------------------------------------------

LODGING-HOTELS - 0.55%

Prime Hospitality Corp.(a)                        400     4,225
---------------------------------------------------------------
Royal Caribbean Cruises Ltd.                      300    11,100
---------------------------------------------------------------
Vail Resorts, Inc.(a)                             100     2,200
---------------------------------------------------------------
                                                         17,525
---------------------------------------------------------------

                       AIM V.I. CAPITAL DEVELOPMENT FUND

                                                        MARKET
                                               SHARES    VALUE

MANUFACTURING (SPECIALIZED) - 2.36%

Alpine Group, Inc. (The)(a)                        300 $   4,500
----------------------------------------------------------------
American Bank Note Holographics, Inc.(a)         1,000    17,500
----------------------------------------------------------------
Armor Holdings, Inc.(a)                            200     2,288
----------------------------------------------------------------
First Years, Inc. (The)                            700    11,068
----------------------------------------------------------------
Howmet International, Inc.(a)                      600     9,675
----------------------------------------------------------------
Mettler-Toledo International, Inc.(a)              400    11,225
----------------------------------------------------------------
Superior TeleCom, Inc.                             200     9,450
----------------------------------------------------------------
US Filter Corp.(a)                                 300     6,862
----------------------------------------------------------------
U.S.A. Floral Products, Inc.(a)                    200     2,300
----------------------------------------------------------------
                                                          74,868
----------------------------------------------------------------

METAL FABRICATORS - 0.22%

Metals USA, Inc.(a)                                700     6,825
----------------------------------------------------------------

NATURAL GAS - 0.11%

KN Energy, Inc.                                    100     3,638
----------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES - 0.70%

Daisytek International Corp.(a)                    400     7,600
----------------------------------------------------------------
Knoll, Inc.(a)                                     200     5,925
----------------------------------------------------------------
School Specialty, Inc.(a)                          400     8,550
----------------------------------------------------------------
                                                          22,075
----------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT) - 0.30%

Cal Dive International, Inc.(a)                    200     4,150
----------------------------------------------------------------
Newpark Resources, Inc.(a)                         800     5,450
----------------------------------------------------------------
                                                           9,600
----------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION) - 1.46%

Anadarko Petroleum Corp.                           300     9,263
----------------------------------------------------------------
Apache Corp.                                       300     7,594
----------------------------------------------------------------
Devon Energy Corp.                                 300     9,206
----------------------------------------------------------------
Newfield Exploration Co.(a)                        100     2,087
----------------------------------------------------------------
Noble Affiliates, Inc.                             200     4,925
----------------------------------------------------------------
Ocean Energy, Inc.(a)                              200     1,262
----------------------------------------------------------------
Snyder Oil Corp.                                   500     6,656
----------------------------------------------------------------
Union Pacific Resources Group, Inc.                600     5,438
----------------------------------------------------------------
                                                          46,431
----------------------------------------------------------------

PAPER & FOREST PRODUCTS - 0.06%

Wausau-Mosinee Paper Corp.                         100     1,768
----------------------------------------------------------------

PERSONAL CARE - 1.52%

Chattem, Inc.(a)                                   300    14,363
----------------------------------------------------------------
NBTY, Inc.(a)                                      700     4,988
----------------------------------------------------------------
Playtex Products, Inc.(a)                          600     9,637
----------------------------------------------------------------
Rexall Sundown, Inc.(a)                            400     5,600
----------------------------------------------------------------
Steiner Leisure Ltd.(a)                            300     9,600
----------------------------------------------------------------
Twinlab Corp.(a)                                   300     3,937
----------------------------------------------------------------
                                                          48,125
----------------------------------------------------------------

                                                         MARKET
                                                SHARES    VALUE

PUBLISHING - 0.93%

IDG Books Worldwide, Inc.-Class A(a)                700 $  12,075
-----------------------------------------------------------------
Petersen Companies, Inc. (The)-Class A(a)           200     6,775
-----------------------------------------------------------------
Scholastic Corp.(a)                                 200    10,725
-----------------------------------------------------------------
                                                           29,575
-----------------------------------------------------------------

RAILROADS - 0.31%

Kansas City Southern Industries, Inc.               200     9,837
-----------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST - 1.96%

AMRESCO Capital Trust, Inc.                         350     3,325
-----------------------------------------------------------------
Apartment Investment & Management Co.-Class A       200     7,438
-----------------------------------------------------------------
CarrAmerica Realty Corp.                            200     4,800
-----------------------------------------------------------------
CCA Prison Realty Trust                             300     6,150
-----------------------------------------------------------------
Colonial Properties Trust                           200     5,325
-----------------------------------------------------------------
Corporate Office Properties Trust, Inc.             600     4,275
-----------------------------------------------------------------
Correctional Properties Trust                       400     7,225
-----------------------------------------------------------------
Kilroy Realty Corp.                                 300     6,900
-----------------------------------------------------------------
Manufactured Home Communities, Inc.                 300     7,519
-----------------------------------------------------------------
MeriStar Hospitality Corp.                          200     3,712
-----------------------------------------------------------------
Weeks Corp.                                         200     5,637
-----------------------------------------------------------------
                                                           62,306
-----------------------------------------------------------------

RESTAURANTS - 1.49%

Avado Brands, Inc.                                  600     4,988
-----------------------------------------------------------------
Brinker International, Inc.(a)                      500    14,438
-----------------------------------------------------------------
CEC Entertainment, Inc.(a)                          350     9,712
-----------------------------------------------------------------
Dave & Buster's, Inc.(a)                            300     6,918
-----------------------------------------------------------------
Starbucks Corp.(a)                                  200    11,225
-----------------------------------------------------------------
                                                           47,281
-----------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS) - 0.43%

CDW Computer Centers, Inc.(a)                       100     9,593
-----------------------------------------------------------------
Tech Data Corp.(a)                                  100     4,025
-----------------------------------------------------------------
                                                           13,618
-----------------------------------------------------------------

RETAIL (DISCOUNTERS) - 0.47%

Family Dollar Stores, Inc.                          600    13,200
-----------------------------------------------------------------
K & G Men's Center, Inc.(a)                         200     1,775
-----------------------------------------------------------------
                                                           14,975
-----------------------------------------------------------------

RETAIL (FOOD CHAINS) - 1.18%

American Stores Co.                                 200     7,388
-----------------------------------------------------------------
BJ's Wholesale Club, Inc.(a)                        200     9,262
-----------------------------------------------------------------
Whole Foods Market, Inc.(a)                         200     9,675
-----------------------------------------------------------------
Wild Oats Markets, Inc.(a)                          350    11,025
-----------------------------------------------------------------
                                                           37,350
-----------------------------------------------------------------

RETAIL (HOME SHOPPING) - 0.43%

Micro Warehouse, Inc.(a)                            400    13,525
-----------------------------------------------------------------

                       AIM V.I. CAPITAL DEVELOPMENT FUND
44

                                                    MARKET
                                           SHARES    VALUE

RETAIL (SPECIALTY) - 5.10%

Casey's General Stores, Inc.                   200 $   2,606
------------------------------------------------------------
CSK Auto Corp.(a)                              600    16,013
------------------------------------------------------------
Electronics Boutique Holdings Corp.(a)         400     8,150
------------------------------------------------------------
Group 1 Automotive, Inc.(a)                    200     5,200
------------------------------------------------------------
Guitar Center, Inc.(a)                         300     7,388
------------------------------------------------------------
Hibbett Sporting Goods, Inc.(a)                300     7,275
------------------------------------------------------------
Hot Topic, Inc.(a)                             100     1,288
------------------------------------------------------------
Just for Feet, Inc.(a)                         300     5,213
------------------------------------------------------------
Linens 'N Things, Inc.(a)                      600    23,775
------------------------------------------------------------
Lithia Motors, Inc.-Class A(a)                 300     4,950
------------------------------------------------------------
Michaels Stores, Inc.(a)                       300     5,428
------------------------------------------------------------
Musicland Stores Corp.(a)                      600     8,962
------------------------------------------------------------
PETsMART, Inc.(a)                              400     4,400
------------------------------------------------------------
Pier 1 Imports, Inc.(a)                        300     2,906
------------------------------------------------------------
Rainbow Rentals, Inc.(a)                       300     2,962
------------------------------------------------------------
Rent-Way, Inc.(a)                              376     9,151
------------------------------------------------------------
Renters Choice, Inc.(a)                        400    12,700
------------------------------------------------------------
Select Comfort Corp.(a)                        100     2,643
------------------------------------------------------------
Williams-Sonoma, Inc.(a)                       400    16,125
------------------------------------------------------------
Zale Corp.(a)                                  450    14,513
------------------------------------------------------------
                                                     161,648
------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL) - 0.51%

Abercrombie & Fitch Co.-Class A(a)             100     7,075
------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)                 200     6,350
------------------------------------------------------------
Stage Stores, Inc.(a)                          300     2,812
------------------------------------------------------------
                                                      16,237
------------------------------------------------------------

SAVINGS & LOAN COMPANIES - 0.27%

Allied Capital Corp.                           500     8,656
------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING) - 2.94%

Abacus Direct Corp.(a)                         100     4,550
------------------------------------------------------------
Acxiom Corp.(a)                                420    13,020
------------------------------------------------------------
Forrester Research, Inc.(a)                    200     8,750
------------------------------------------------------------
HA-LO Industries, Inc.(a)                      300    11,288
------------------------------------------------------------
Information Resources, Inc.(a)                 200     2,037
------------------------------------------------------------
Lamar Advertising Co.(a)                       450    16,762
------------------------------------------------------------
Market Facts, Inc.(a)                          300     7,800
------------------------------------------------------------
Nielsen Media Research                         333     5,994
------------------------------------------------------------
Snyder Communications, Inc.(a)                 300    10,125
------------------------------------------------------------
Young & Rubicam, Inc.(a)                       400    12,950
------------------------------------------------------------
                                                      93,276
------------------------------------------------------------

                                                     MARKET
                                            SHARES    VALUE

SERVICES (COMMERCIAL & CONSUMER) - 6.65%

ABR Information Services, Inc.(a)               500 $   9,812
-------------------------------------------------------------
Advantage Learning Systems, Inc.(a)             100     6,575
-------------------------------------------------------------
Apollo Group, Inc.(a)                           400    13,550
-------------------------------------------------------------
Avis Rent A Car, Inc.(a)                        300     7,256
-------------------------------------------------------------
Bright Horizons Family Solutions, Inc.(a)       400    10,800
-------------------------------------------------------------
Career Education Corp.(a)                       100     3,000
-------------------------------------------------------------
F.Y.I., Inc.(a)                                 300     9,600
-------------------------------------------------------------
G & K Services, Inc.-Class A                    100     5,325
-------------------------------------------------------------
Galileo International, Inc.                     300    13,050
-------------------------------------------------------------
Hertz Corp.-Class A                             200     9,125
-------------------------------------------------------------
INSpire Insurance Solutions, Inc.(a)            300     5,512
-------------------------------------------------------------
Iron Mountain, Inc.(a)                          350    12,622
-------------------------------------------------------------
LaSalle Partners, Inc.(a)                       100     2,944
-------------------------------------------------------------
MemberWorks, Inc.(a)                            200     5,900
-------------------------------------------------------------
Metzler Group, Inc.(a)                          300    14,606
-------------------------------------------------------------
Pegasus Systems, Inc.(a)                        500    18,000
-------------------------------------------------------------
Pittston Brink's Group                          100     3,188
-------------------------------------------------------------
Primark Corp.(a)                                200     5,425
-------------------------------------------------------------
Protection One, Inc.                            900     7,706
-------------------------------------------------------------
Regis Corp.                                     300    12,000
-------------------------------------------------------------
Strayer Education, Inc.                         100     3,525
-------------------------------------------------------------
Sylvan Learning Systems, Inc.(a)                300     9,150
-------------------------------------------------------------
Trammell Crow Co.(a)                            100     2,800
-------------------------------------------------------------
Travel Services International, Inc.(a)          500    15,250
-------------------------------------------------------------
United Road Services, Inc.(a)                   100     1,838
-------------------------------------------------------------
Waddell & Reed Financial, Inc.-Class A          100     2,369
-------------------------------------------------------------
                                                      210,928
-------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS) - 2.56%

Cotelligent Group, Inc.(a)                      300     6,394
-------------------------------------------------------------
Insight Enterprises, Inc.(a)                    250    12,719
-------------------------------------------------------------
Keane, Inc.(a)                                  100     3,993
-------------------------------------------------------------
Policy Management Systems Corp.(a)              300    15,150
-------------------------------------------------------------
SunGard Data Systems, Inc.(a)                   700    27,781
-------------------------------------------------------------
Sykes Enterprises, Inc.(a)                      500    15,250
-------------------------------------------------------------
                                                       81,287
-------------------------------------------------------------

                       AIM V.I. CAPITAL DEVELOPMENT FUND

                                                                 MARKET
                                                        SHARES    VALUE

SERVICES (DATA PROCESSING) - 3.94%

Billing Concepts Corp.(a)                                   300 $   3,300
-------------------------------------------------------------------------
BISYS Group, Inc.(a)                                        450    23,231
-------------------------------------------------------------------------
Computer Horizons Corp.(a)                                  300     7,988
-------------------------------------------------------------------------
CSG Systems International, Inc.(a)                          300    23,700
-------------------------------------------------------------------------
DST Systems, Inc.(a)                                        100     5,706
-------------------------------------------------------------------------
Fiserv, Inc.(a)                                             200    10,288
-------------------------------------------------------------------------
4Front Software International, Inc.(a)                      800     8,850
-------------------------------------------------------------------------
Lason Holdings, Inc.(a)                                     200    11,637
-------------------------------------------------------------------------
MedQuist, Inc.(a)                                           200     7,900
-------------------------------------------------------------------------
NOVA Corp.(a)                                               300    10,406
-------------------------------------------------------------------------
Transaction Network Services, Inc.(a)                       600    12,037
-------------------------------------------------------------------------
                                                                  125,043
-------------------------------------------------------------------------

SERVICES (EMPLOYMENT) - 0.77%

Labor Ready, Inc.(a)                                        400     7,875
-------------------------------------------------------------------------
Metamor Worldwide, Inc.(a)                                  400    10,000
-------------------------------------------------------------------------
Syntel, Inc.(a)                                             100     1,131
-------------------------------------------------------------------------
Vincam Group, Inc. (The)(a)                                 300     5,269
-------------------------------------------------------------------------
                                                                   24,275
-------------------------------------------------------------------------

SERVICES (FACILITIES & ENVIRONMENTAL) - 1.20%

Casella Waste Systems, Inc.(a)                              500    18,563
-------------------------------------------------------------------------
Corrections Corp. of America(a)                             300     5,287
-------------------------------------------------------------------------
Wackenhut Corrections Corp.(a)                              300     8,587
-------------------------------------------------------------------------
Waste Connections, Inc.(a)                                  300     5,513
-------------------------------------------------------------------------
                                                                   37,950
-------------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 1.20%

Associated Group, Inc. (The)-Class A(a)                     400    17,200
-------------------------------------------------------------------------
International Telecommunication Data Systems, Inc.(a)       500     7,375
-------------------------------------------------------------------------
Metromedia Fiber Network, Inc.(a)                           400    13,400
-------------------------------------------------------------------------
                                                                   37,975
-------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 0.35%

Global TeleSystems Group, Inc.(a)                           200    11,150
-------------------------------------------------------------------------

TELEPHONE - 0.27%

ICG Communications, Inc.(a)                                 400     8,600
-------------------------------------------------------------------------

TEXTILES (APPAREL) - 0.31%

Columbia Sportswear Co.(a)                                  400     6,750
-------------------------------------------------------------------------
Nautica Enterprises, Inc.(a)                                200     3,000
-------------------------------------------------------------------------
                                                                    9,750
-------------------------------------------------------------------------

WASTE MANAGEMENT - 1.24%

Catalytica, Inc.(a)                                         500     9,000
-------------------------------------------------------------------------
Safety-Kleen Corp(a)                                        700     9,887
-------------------------------------------------------------------------
Superior Services, Inc.(a)                                  400     8,025
-------------------------------------------------------------------------
U.S. Liquids Inc.(a)                                        400     9,000
-------------------------------------------------------------------------
Waste Industries, Inc.(a)                                   200     3,450
-------------------------------------------------------------------------
                                                                   39,362
-------------------------------------------------------------------------
  Total Domestic Common Stocks (Cost $2,487,893)                2,772,251
-------------------------------------------------------------------------

                                                                      MARKET
                                                             SHARES    VALUE

FOREIGN STOCKS & OTHER EQUITY INTERESTS - 3.44%

BERMUDA - 0.37%

Annuity and Life Re, Ltd. (Insurance-Life/Health)                100 $   2,700
------------------------------------------------------------------------------
Global Crossing Ltd. (Telecommunications-Long Distance)(a)       200     9,025
------------------------------------------------------------------------------
                                                                        11,725
------------------------------------------------------------------------------

CANADA - 0.47%

Alliance Atlantis Communications Corp.-Class B
 (Entertainment)(a)                                              100     1,644
------------------------------------------------------------------------------
Celestica, Inc. (Electronics-Semiconductors)(a)                  300     7,406
------------------------------------------------------------------------------
Four Seasons Hotels, Inc. (Lodging-Hotels)                       200     5,850
------------------------------------------------------------------------------
                                                                        14,900
------------------------------------------------------------------------------

CAYMAN ISLANDS - 0.43%

Sutton Group Financial Services Ltd. (Insurance-
 Life/Health)(a)                                               1,000    13,750
------------------------------------------------------------------------------

IRELAND - 0.54%

Ryanair Holdings PLC-ADR (Airlines)(a)                           200     7,550
------------------------------------------------------------------------------
Saville Systems Ireland PLC-ADR (Services-Data
 Processing)(a)                                                  500     9,500
------------------------------------------------------------------------------
                                                                        17,050
------------------------------------------------------------------------------

ISRAEL - 0.88%

Check Point Software Technologies Ltd. (Computer- Software
 & Services(a)                                                   100     4,581
------------------------------------------------------------------------------
Galileo Technology Ltd. (Electronics-Semiconductors)(a)          700    18,900
------------------------------------------------------------------------------
NICE-Systems Ltd. (Communications-Equipment)(a)                  200     4,325
------------------------------------------------------------------------------
                                                                        27,806
------------------------------------------------------------------------------

UNITED KINGDOM - 0.75%

ESG Re Limited (Insurance-Life/Health)                           100     2,025
------------------------------------------------------------------------------
LucasVarity PLC-ADR (Auto Parts & Equipment)                     200     6,700
------------------------------------------------------------------------------
NTL Inc. (Telephone)(a)                                          200    11,287
------------------------------------------------------------------------------
Signet Group PLC (Retail-General Merchandise)(a)               4,000     2,044
------------------------------------------------------------------------------
Stolt Comex Seaway, S.A. (Oil & Gas-Exploration &
 Production)(a)                                                  250     1,687
------------------------------------------------------------------------------
                                                                        23,743
------------------------------------------------------------------------------
  Total Foreign Stocks & Other Equity Interests (Cost
   $98,384)                                                            108,974
------------------------------------------------------------------------------

                       AIM V.I. CAPITAL DEVELOPMENT FUND
46

                                                          PRINCIPAL     MARKET
                                                             AMOUNT      VALUE

REPURCHASE AGREEMENT(b) - 7.74%

SBC Warburg Dillion Read, Inc., 4.75%, 01/04/99(c) (Cost
 $245,668)                                                $245,668  $  245,668
------------------------------------------------------------------------------
TOTAL INVESTMENTS - 98.56%                                           3,126,893
------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES - 1.44%                                   45,575
------------------------------------------------------------------------------
NET ASSETS - 100.00%                                                $3,172,468
==============================================================================

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Non-income producing security.
(b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(c) Joint repurchase agreement entered into 12/31/98 with a maturing value of $1,000,527,778. Collateralized by $2,207,068,000 U.S. Government
    obligations, 0% to 6.75% due 06/30/99 to 11/15/21 with an aggregate market value at 12/31/98 of $1,020,001,079.

Abbreviation:
ADR -- American Depositary Receipt


See Notes to Financial Statements.

                       AIM V.I. CAPITAL DEVELOPMENT FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1998

ASSETS:

Investments at market value (cost $2,831,945)             $ 3,126,893
---------------------------------------------------------------------

Receivables for:
 Capital stock sold                                            26,986
---------------------------------------------------------------------
 Dividends and interest                                         1,092
---------------------------------------------------------------------
 Investments sold                                               8,881
---------------------------------------------------------------------
 Reimbursement from advisor                                    50,307
---------------------------------------------------------------------
Investment for deferred compensation plan                       2,777
---------------------------------------------------------------------
  Total assets                                              3,216,936
---------------------------------------------------------------------

LIABILITIES:

Payables for:
 Investments purchased                                         34,293
---------------------------------------------------------------------
 Deferred compensation plan                                     2,777
---------------------------------------------------------------------
Accrued directors' fees                                           410
---------------------------------------------------------------------
Accrued operating expenses                                      6,988
---------------------------------------------------------------------
  Total liabilities                                            44,468
---------------------------------------------------------------------
Net assets applicable to shares outstanding               $ 3,172,468
---------------------------------------------------------------------

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

 Authorized                                               250,000,000
---------------------------------------------------------------------
 Outstanding                                                  344,450
---------------------------------------------------------------------
Net asset value, offering and redemption price per share        $9.21
=====================================================================

STATEMENT OF OPERATIONS

For the period May 1, 1998 (date operations commenced) through December 31, 1998

INVESTMENT INCOME:

Interest                                                   $ 19,212
--------------------------------------------------------------------
Dividends                                                     4,034
--------------------------------------------------------------------
   Total investment income                                   23,246
--------------------------------------------------------------------

EXPENSES:

Advisory fees                                                 9,522
--------------------------------------------------------------------
Administrative services fees                                 26,658
--------------------------------------------------------------------
Custodian fees                                               20,224
--------------------------------------------------------------------
Directors' fees and expenses                                  6,710
--------------------------------------------------------------------
Legal fees                                                    7,847
--------------------------------------------------------------------
Other                                                         2,699
--------------------------------------------------------------------
   Total expenses                                            73,660
--------------------------------------------------------------------
Less: Fees waived and reimbursed by advisor                 (58,330)
--------------------------------------------------------------------
Expenses paid indirectly                                       (210)
--------------------------------------------------------------------
   Net expenses                                              15,120
--------------------------------------------------------------------
Net investment income                                         8,126
--------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
 SECURITIES, FOREIGN CURRENCIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
   Investment securities                                   (142,359)
--------------------------------------------------------------------
   Futures contracts                                       (111,690)
--------------------------------------------------------------------
   Foreign currencies                                            28
--------------------------------------------------------------------
                                                           (254,021)
--------------------------------------------------------------------
Net unrealized appreciation of:
   Investment securities                                    294,948
--------------------------------------------------------------------
 Net gain from investment securities and futures contracts   40,927
--------------------------------------------------------------------
Net increase in net assets resulting from operations       $ 49,053
====================================================================

See Notes to Financial Statements.

                       AIM V.I. CAPITAL DEVELOPMENT FUND
48

STATEMENT OF CHANGES IN NET ASSETS

For the period May 1, 1998 (date operations commenced) through December 31,
1998

OPERATIONS:

 Net investment income                                             $    8,126
------------------------------------------------------------------------------
 Net realized gain (loss) from investment securities and futures
  contracts                                                          (254,021)
------------------------------------------------------------------------------
 Net unrealized appreciation of investment securities                 294,948
------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                49,053
------------------------------------------------------------------------------
 Dividends to shareholders from net investment income                 (12,074)
------------------------------------------------------------------------------
 Net increase from capital stock transactions                       3,135,489
------------------------------------------------------------------------------
   Net increase in net assets                                       3,172,468
------------------------------------------------------------------------------

NET ASSETS:

 Beginning of period                                                       --
------------------------------------------------------------------------------
 End of period                                                     $3,172,468
==============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)                        $3,134,630
------------------------------------------------------------------------------
 Undistributed net investment income                                   (3,061)
------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from investment securities
  and futures contracts                                              (254,049)
------------------------------------------------------------------------------
 Unrealized appreciation of investment securities                     294,948
------------------------------------------------------------------------------
                                                                   $3,172,468
==============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1998

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM Variable Insurance Funds, Inc. (the "Company"), is a Maryland corporation organized on January 22, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, series, management investment company consisting of fifteen portfolios. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the AIM V.I. Capital Development Fund (the "Fund"). The Fund's investment objective is long-term capital appreciation. The Fund commenced operations on May 1, 1998. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If no mean is available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or, absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such

                       AIM V.I. CAPITAL DEVELOPMENT FUND
   exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On December 31, 1998 additional paid-in capital was decreased by $859, undistributed net investment income was increased by $887 and undistributed net realized gains was decreased by $28 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Federal Income Taxes - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund had capital loss carryforwards (which may be carried forward to offset future taxable capital gains, if any) of $204,323, which expires, if not previously utilized, through the year 2006. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.
D. Stock Index Futures Contracts - The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred.
   When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. During the period May 1, 1998 (date operations commenced) through December 31, 1998, AIM waived advisory fees and reimbursed expenses of $58,330.
 Pursuant to a master administrative services agreement between the Company and AIM, with respect to the Fund, the Company has agreed to reimburse certain administrative costs incurred in providing accounting services and other administrative services to the Fund. During the period May 1, 1998 (date operations commenced) through December 31, 1998, AIM was reimbursed $26,658 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and directors of the Company are officers of AIM and AIM Distributors.

NOTE 3 - INDIRECT EXPENSES
The Fund received reductions in custodian fees of $210 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $210 during the period May 1, 1998 (date operations commenced) through December 31, 1998.

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest a director's fees, if so elected by such director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold during the period May 1, 1998 (date operations commenced) through December 31, 1998 was $3,405,734 and $676,949, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of December 31, 1998 is as follows:

Aggregate unrealized appreciation of investment securities    $ 431,624
------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (160,611)
------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $ 271,013
========================================================================
 Cost of investments for tax purposes is $2,855,880.


NOTE 6 - CAPITAL STOCK
Changes in capital stock outstanding during the period May 1, 1998 (date operations commenced) through December 31, 1998 as follows:

                                                1998
                                         -------------------
                                         SHARES     AMOUNT
                                         -------  ----------
Sold                                     403,978  $3,617,838
-------------------------------------------------------------
Issued as reinvestment of distributions    1,426      12,074
-------------------------------------------------------------
Reacquired                               (60,954)   (494,423)
-------------------------------------------------------------
                                         344,450  $3,135,489
=============================================================

                       AIM V.I. CAPITAL DEVELOPMENT FUND
50

NOTE 7 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during the period May 1, 1998 (date operations commenced) through December 31, 1998.

                                                                  DECEMBER 31,
                                                                      1998
                                                                  ------------
Net asset value, beginning of period                                 $10.00
-----------------------------------------------------------------    ------
Income from investment operations:
  Net investment income                                                0.03(a)
-----------------------------------------------------------------    ------
  Net gains (losses) on securities (both realized and unrealized)     (0.78)
-----------------------------------------------------------------    ------
   Total from investment operations                                   (0.75)
-----------------------------------------------------------------    ------
Less distributions:
  Dividends from net investment income                                (0.04)
-----------------------------------------------------------------    ------
Net asset value, end of period                                       $ 9.21
=================================================================    ======
Total return(b)                                                       (7.51)%
=================================================================    ======

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000s omitted)                             $3,172
=================================================================    ======
Ratio of expenses to average net assets(c)                             1.21%(d)
=================================================================    ======
Ratio of net investment income to average net assets(e)                0.62%
=================================================================    ======
Portfolio turnover rate                                                  45%
=================================================================    ======

(a) Calculated using average shares outstanding.
(b) Total returns is not annualized.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 5.80% (annualized).
(d) Ratios are annualized and based on average net assets of $1,891,388.
(e) After fee waivers and/or expense reimbursements. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursement was (3.97)% (annualized).

                       AIM V.I. CAPITAL DEVELOPMENT FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. Capital Development Fund, a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1998, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period May 1, 1998 (commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Capital Development Fund, as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the period May 1, 1998 (commencement of operations) through December 31, 1998 in conformity with generally accepted accounting principles.

                                 TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 3, 1999

                       AIM V.I. CAPITAL DEVELOPMENT FUND


The Managers' Overview

FUND CONTENDS WITH EXTREMELY
NARROW BOND MARKET

A roundtable discussion with the Fund management team for AIM V.I. Diversified
Income Fund for the fiscal year ended December 31, 1998.
----------------------------------------------------------------------------------------------------------------------------------

Q. THE BOND MARKET WAS VERY NARROW FOR       Q. HOW DID U.S. DOMESTIC INVESTMENT-GRADE              -----------------------
MUCH OF THE YEAR. HOW DID AIM V.I.           BONDS FARE?
DIVERSIFIED INCOME FUND PERFORM?             A. In the U.S., Treasury securities rose            . . . we remain confident that
A. An extremely narrow market environment,   in price, sending their yields to historic
favoring the highest-rated government        lows. For example, the yield of the              our diversified approach to investing
bonds--particularly U.S. Treasury            benchmark 30-year Treasury bond fell from
securities--detracted from the Fund's        5.92% at the beginning of the year to            will enhance returns and reduce risks
performance. For the year ended              4.71% on October 5--its lowest level since
December 31, 1998, total return was 3.58%.   this issue came into existence in 1977--                   over the long term.
                                             before ending 1998 at 5.09%.
Q. WHY WAS THE BOND MARKET SO NARROW?           While the Treasury market rallied,                  -----------------------
A. An assortment of global crises created    other investment-grade bonds appreciated
an aversion to risk among investors.         less dramatically in value. Investment       Treasuries and investment-grade corporate
These crises included severe economic        grade corporate bonds, for example,          bonds began to contract, but remained
problems in Asia, Russia and Latin           underperformed Treasuries because of         relatively wide at the end of the year.
America as well as political controversy     declining company profits and an
in the United States. In this unsettled      overabundance of supply. That caused the     Q. WHAT ABOUT HIGH-YIELD BONDS?
market environment, investors flocked        yield differentials between Treasuries       A. High-yield bonds were among the asset
to U.S. Treasury securities and foreign      and investment-grade corporate bonds to      classes most adversely affected by the
government issues because of their           widen substantially.                         flight to quality. The performance of
relative safety and liquidity. Such a           However, the Federal Reserve Board        this sector had been solid early in the
phenomenon is known as a "flight to          (the Fed), in an effort to infuse            year when economic growth was robust and
quality."                                    liquidity back into the broader financial    corporate profits were strong.
                                              market, cut interest rates three times      However, it deteriorated significantly
Q.DID YOU CHANGE YOUR INVESTMENT STRATEGY,   in the fall. Yield spreads between           after April in the
GIVEN THE UNUSUAL MARKET ENVIRONMENT?
A. No, we adhered to our disciplined         PORTFOLIO COMPOSITION
strategy of investing in three major bond
classes: domestic investment-grade bonds,    As of 12/31/98, based on total net assets
high-yield securities and global bonds.
We believe the unusual narrowness that       TOP FIVE BOND HOLDINGS
pervaded the global bond market during                                      COUPON  MATURITY    %
much of the reporting period will            1. LKB Global                   6.00%   01/2026  2.09%  Pie chart
eventually give way to more normal           2. ConAgra Inc.                 7.125   10/2026  1.44
conditions. Moreover, we remain confident    3. Coca-Cola Enterprises, Inc.  7.24    06/2020  1.33   Foreign bonds          33.61%
that our diversified approach to             4. International Bank for                               Investment-grade
investing will enhance returns and reduce       Reconstruction & Development 7.25    05/2003  1.26     bonds                33.30%
risk over the long term.                     5. Mercantile Bancorp, Inc.     7.30    06/2007  1.14   High-yield bonds       26.78%
   At the end of the reporting period,                                                               Other                   6.31%
the Fund's total net assets were divided
as follows: domestic investment grade
bonds, 33.30%, high-yield bonds, 26.78%;     Please keep in mind that the Fund's portfolio composition is subject to change and
global bonds, 33.61%; and other assets,      there is no assurance the Fund will continue to hold any particular security.
6.31%.

                                                 AIM V.I. DIVERSIFIED INCOME FUND                                                 53




wake of declining corporate profit           RESULTS OF A $10,000 INVESTMENT
growth and rising default rates. The
performance of high-yield bonds perked up    From 5/5/93-12/31/98
following the Fed's rate cuts, but it was
still lackluster for the year. We believe       AIM V.I. Diversified     Lehman Brothers       AVERAGE ANNUAL TOTAL RETURNS
the drop in high-yield bond prices could            Income Fund       Aggregate Bond Index     As of 12/31/98
create some attractive buying                                 (in thousands)
opportunities in this sector.                5/5/93        $10,000       $10,000               Inception (5/5/93)     7.38%
                                              12/93         10,605        10,466
Q. WHAT WERE SOME OF THE MAJOR THEMES         12/94         10,068        10,160                5 Years                7.12
IN THE GLOBAL BOND MARKET?                    12/95         11,982        12,037
A. Europe and other developed markets         12/96         13,204        12,474                1 Year                 3.58%
were relative safe havens from the            12/97         14,444        13,679
economic turmoil that swept across other      12/98         14,961        14,867
parts of the world during the year. In
most developed countries, higher-rated       Past performance cannot guarantee comparable future results.
bonds were the beneficiaries of a low-
inflation, low-interest-rate environment     Market volatility can significantly affect short-term performance. Results of
and the efforts of foreign governments to    an investment made today may differ substantially from the historical
balance their budgets and reduce deficits.   performance shown.
Bond markets we liked included the United
Kingdom, Canada, Germany and New Zealand.    The performance figures shown represent the AIM V.I. Diversified Income Fund
  For much of 1998, the U.S. dollar was      and are not intended to reflect actual annuity values, and do not reflect
strong relative to most other major          charges at the separate account level which, if applied, would lower the
currencies, although it did weaken toward    performance results. The Fund's performance figures are historical and
the end of the fiscal year. The general      reflect reinvestment of all distributions and changes in net asset value. The
strength of the dollar diminished returns    Fund's investment return and principal value will fluctuate so that Fund
for U.S. investors. We mitigated the         shares, when redeemed, may be worth more or less than their original cost.
effect of a strong dollar by selectively     Source: Towers Data Systems HYPO(REGISTERED TRADEMARK).
hedging some of the Fund's currency              The Lehman Aggregate Bond Index is an unmanaged index generally
exposure.                                    considered representative of treasury, agency, corporate, and mortgage-backed
  Russia's default in August had a           debt securities. Index performance is from 4/30/93 through 12/31/98. Source:
disastrous impact on emerging market debt,   Lehman Brothers.
which was already languishing as a result        An investment cannot be made in any index listed. Index results
of the economic malaise in Asia. However,    include reinvested dividends.
the poor performance of emerging-market          Higher-yielding, lower-rated corporate bonds, commonly known as "junk
debt was of little consequence to the Fund   bonds," have a greater risk of price fluctuation and loss of principal and
since it invests primarily in developed      income than U.S. Treasury securities, which offer a government guarantee as
markets and had no exposure to Russia.       to the repayment of principal and interest if held to maturity. Purchasers should carefully assess the risks associated with an investment in this Fund.
Q. HOW WAS THE FUND STRUCTURED AT THE END        International investing presents certain risks not associated with
OF THE REPORTING PERIOD?                     investing solely in the United States. These include risks relating to
A. The Fund had 180 holdings as of           fluctuations in the value of the U.S. dollar relative to the values of other
December 31, 1998. The weighted average      currencies, the custody arrangements made for the Fund's foreign holdings,
maturity of the portfolio was 11.30 years    differences in accounting, political risks, and the lesser degree of public
and its duration was 6.60 years.             information required to be provided by non-U.S. companies.

Q. WHAT IS YOUR OUTLOOK?                     to promote liquidity in the market.           Regardless of market trends, we plan to
A. At the close of the fiscal year, the      Moreover, other leading economic powers     stick to our strategy of investing in
environment appeared favorable for bonds     along with the United States were           domestic investment-grade, high-yield and
in the United States, Europe and other       pursuing policies aimed at creating a       global bonds in an effort to reduce risk
developed countries. Perhaps most            favorable global investment climate. In     and enhance potential return.
important, inflation and interest rates      late October, the Group of Seven
were low. Economic growth was still          nations--the United States, the United
healthy, although it was expected to         Kingdom, Canada, Germany, Italy, France
moderate in the months ahead.                and Japan--approved a plan designed to
  While the concerns that precipitated       prop up financial markets in developing
the flight to Treasuries were still          nations. That plan allows the International
lurking in the background, the Fed           Monetary Fund to provide loans to
appeared ready to make additional            financially troubled countries before
interest rate cuts, if deemed necessary,     foreign investors pull out.

54                                               AIM V.I. DIVERSIFIED INCOME FUND

SCHEDULE OF INVESTMENTS

December 31, 1998

                                                        PRINCIPAL    MARKET
                                                        AMOUNT(a)     VALUE
U.S. DOLLAR DENOMINATED NON-CONVERTIBLE BONDS &
 NOTES - 67.63%

AEROSPACE/DEFENSE - 0.35%

Pacific Aerospace & Electronics, Sr. Sub Notes,
 11.25%, 08/01/05 (Acquired 07/24/98; Cost
 $450,000)(b)                                           $  450,000 $   339,750
------------------------------------------------------------------------------

AIR FREIGHT - 0.44%

Atlas Air, Inc., Sr. Notes, 10.75%, 08/01/05               400,000     422,000
------------------------------------------------------------------------------

AIRLINES - 2.74%

Airplanes Pass Through Trust, Series D Gtd. Sub.
 Bonds, 10.875%, 03/15/19                                  300,000     315,189
------------------------------------------------------------------------------
America West Airlines, Inc., Pass Through
 Certificates, 6.86%, 07/02/04                             863,999     862,012
------------------------------------------------------------------------------
Delta Air Lines, Inc., Deb., 9.00%, 05/15/16               825,000     947,917
------------------------------------------------------------------------------
United Air Lines, Inc., Pass Through Certificates,
 9.56%, 10/19/18                                           425,000     521,603
------------------------------------------------------------------------------
                                                                     2,646,721
------------------------------------------------------------------------------

AUTO PARTS & EQUIPMENT - 0.41%

Advance Stores Co. Inc., Series B Sr. Unsec. Gtd. Sub.
 Notes, 10.25%, 04/15/08                                   390,000     397,800
------------------------------------------------------------------------------

AUTOMOBILES - 0.52%

General Motors Corp., Deb., 8.80%, 03/01/21                400,000     505,973
------------------------------------------------------------------------------

BANKS (MAJOR REGIONAL) - 0.60%

Regions Financial Corp., Sub. Notes,
 7.75%, 09/15/24                                           500,000     576,015
------------------------------------------------------------------------------

BANKS (MONEY CENTER) - 1.73%

Deutsche Bank Financial, Unsec. Gtd. Sub. Deb., 6.70%,
 12/13/06                                                  750,000     790,343
------------------------------------------------------------------------------
First Union Bancorp, Sub. Deb., 7.50%, 04/15/35            800,000     877,888
------------------------------------------------------------------------------
                                                                     1,668,231
------------------------------------------------------------------------------

BANKS (REGIONAL) - 1.45%

Mercantile Bancorp Inc., Unsec. Sub. Notes, 7.30%,
 06/15/07                                                1,000,000   1,095,900
------------------------------------------------------------------------------
Mercantile Bank Inc., Sub. Notes,
 6.375%, 01/15/04                                          300,000     307,056
------------------------------------------------------------------------------
                                                                     1,402,956
------------------------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC) - 1.33%

Coca-Cola Enterprises, Inc., Putable Notes,
 7.24%, 06/20/20(c)                                      5,000,000   1,282,200
------------------------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 4.24%

Comcast Cable Communications, Notes,
 8.50%, 05/01/27                                           500,000     627,470
------------------------------------------------------------------------------
CSC Holdings, Inc.,
 Sr. Notes, 7.875%, 12/15/07                               500,000     527,400
------------------------------------------------------------------------------
 Sr. Unsec. Deb., 7.625%, 07/15/18                         500,000     511,960
------------------------------------------------------------------------------

                                                         PRINCIPAL    MARKET
                                                         AMOUNT(a)     VALUE
BROADCASTING (TELEVISION, RADIO & CABLE) -
  (CONTINUED)

EchoStar DBS Corp., Sr. Sec. Gtd. Notes,
 12.50%, 07/01/02                                        $  430,000 $   498,800
-------------------------------------------------------------------------------
Knology Holdings, Inc., Sr. Disc. Notes,
 11.875%, 10/15/07(d)                                     1,000,000     462,500
-------------------------------------------------------------------------------
TCI Communications, Inc., Sr. Notes,
 8.00%, 08/01/05                                            850,000     958,435
-------------------------------------------------------------------------------
USA Networks, Inc., Sr. Notes, 6.75%, 11/15/05
 (Acquired 11/30/98; Cost $501,370)(b)                      500,000     501,330
-------------------------------------------------------------------------------
                                                                      4,087,895
-------------------------------------------------------------------------------

CHEMICALS - 2.41%

Airgas Inc., Medium Term Notes, 7.14%, 03/08/04             750,000     765,840
-------------------------------------------------------------------------------
Nova Gas Transmission Ltd. (Canada), Yankee Deb.,
 8.50%, 12/15/12                                            500,000     606,900
-------------------------------------------------------------------------------
Solutia, Inc., Bonds, 6.72%, 10/15/37                       750,000     762,000
-------------------------------------------------------------------------------
Sterling Chemicals, Inc., Sr. Unsec. Sub. Notes,
 11.75%, 08/15/06                                           220,000     190,300
-------------------------------------------------------------------------------
                                                                      2,325,040
-------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 0.47%

Dialog Corp. PLC (United Kingdom), Series A Sr. Sub.
 Notes, 11.00%, 11/15/07                                    350,000     350,000
-------------------------------------------------------------------------------
Northern Telecom (Canada), Yankee Notes,
 6.00%, 09/01/03                                            100,000     101,482
-------------------------------------------------------------------------------
                                                                        451,482
-------------------------------------------------------------------------------

COMPUTERS (NETWORKING) - 0.50%

Exodus Communications, Sr. Unsec. Notes, 11.25%,
 07/01/08                                                   480,000     484,800
-------------------------------------------------------------------------------

CONSUMER FINANCE - 1.97%

GMAC, Notes, 9.00%, 10/15/02                                750,000     836,985
-------------------------------------------------------------------------------
Household Finance Corp., Notes,
 7.125%, 09/01/05                                         1,000,000   1,064,040
-------------------------------------------------------------------------------
                                                                      1,901,025
-------------------------------------------------------------------------------

CONTAINERS & PACKAGING (PAPER) - 0.15%

MVE Inc., Sr. Sec. Notes, 12.50%, 02/15/02                  145,000     142,825
-------------------------------------------------------------------------------

ELECTRIC COMPANIES - 3.56%

Cleveland Electric Illumination, Series D Sr. Sec.
 Notes, 7.88%, 11/01/17                                     500,000     527,796
-------------------------------------------------------------------------------
El Paso Electric Co.,
 Series D Sec. First Mortgage Bonds,
  8.90%, 02/01/06                                           500,000     563,250
-------------------------------------------------------------------------------
 Series E Sec. First Mortgage Bonds,
  9.40%, 05/01/11                                           150,000     170,336
-------------------------------------------------------------------------------
Niagara Mohawk Power Corp.,
 First Mortgage Notes, 9.25%, 10/01/01                    1,000,000   1,083,450
-------------------------------------------------------------------------------
 Series G Sr. Unsec. Notes, 7.75%, 10/01/08               1,000,000   1,093,100
-------------------------------------------------------------------------------
                                                                      3,437,932
-------------------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND

                                                        PRINCIPAL    MARKET
                                                        AMOUNT(a)     VALUE
ELECTRICAL EQUIPMENT - 0.22%

Electronic Retailing Systems International, Inc.,
 Sr. Disc. Notes, 13.25%, 02/01/04(d)                   $  590,000 $   215,350
------------------------------------------------------------------------------

ENTERTAINMENT - 1.42%

Ascent Entertainment Group, Sr. Sec. Disc. Notes,
 11.875%, 12/15/04(d)                                      350,000     211,750
------------------------------------------------------------------------------
Time Warner, Inc.,
 Deb., 9.125%, 01/15/13                                    500,000     628,805
------------------------------------------------------------------------------
 Unsec. Deb., 6.85%, 01/15/26                              500,000     526,020
------------------------------------------------------------------------------
                                                                     1,366,575
------------------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 1.72%

Associates Corp. of North America, Series B Sr. Deb.,
 7.95%, 02/15/10                                           750,000     867,908
------------------------------------------------------------------------------
Finova Capital Corp., Unsec. Notes,
 7.40%, 05/06/06                                           750,000     789,195
------------------------------------------------------------------------------
                                                                     1,657,103
------------------------------------------------------------------------------

FOODS - 2.07%

AmeriServ Food Co., Gtd. Notes,
 10.125%, 07/15/07                                         320,000     280,000
------------------------------------------------------------------------------
ConAgra Inc., Sr. Unsec. Notes, 7.125%, 10/01/26         1,300,000   1,388,972
------------------------------------------------------------------------------
Del Monte Corp./Foods Co., Sr. Unsec. Sub. Notes,
 12.25%, 04/15/07                                          290,000     330,600
------------------------------------------------------------------------------
                                                                     1,999,572
------------------------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL COMPANIES - 0.39%

Venetian Casino Resort LLC, Gtd. Mortgage Notes,
 12.25%, 11/15/04                                          400,000     376,000
------------------------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT) - 0.80%

Tenet Healthcare Corp., Sr. Notes, 8.00%, 01/15/05         750,000     769,942
------------------------------------------------------------------------------

HEALTH CARE (LONG TERM CARE) - 0.39%

Mariner Post-Acute Network, Inc.,
 Series B Sr. Unsec. Disc. Sub. Notes,
  10.50%, 11/01/07(d)                                      380,000     165,300
------------------------------------------------------------------------------
 Series B Sr. Unsec. Sub. Notes, 9.50%, 11/01/07           270,000     209,250
------------------------------------------------------------------------------
                                                                       374,550
------------------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 0.79%

Alaris Medical Systems, Sr. Unsec. Gtd. Sub. Deb.,
 9.75%, 12/01/06                                           300,000     306,000
------------------------------------------------------------------------------
Dade International Inc., Series B Sr. Sub. Notes,
 11.125%, 05/01/06                                          80,000      89,000
------------------------------------------------------------------------------
Mediq Inc., Sr. Unsec. Gtd. Sub. Notes,
 11.00%, 06/01/08                                          380,000     366,700
------------------------------------------------------------------------------
                                                                       761,700
------------------------------------------------------------------------------

HOUSEWARES - 0.49%

Decora Industries, Inc., Series B Sr. Sec. Gtd. Notes,
 11.00%, 05/01/05                                          500,000     472,500
------------------------------------------------------------------------------

                                                       PRINCIPAL    MARKET
                                                       AMOUNT(a)     VALUE

INSURANCE (LIFE/HEALTH) - 0.89%

Americo Life, Inc., Sr. Sub. Notes, 9.25%, 06/01/05    $   75,000 $    77,250
-----------------------------------------------------------------------------
Torchmark Corp., Notes, 7.875%, 05/15/23                  750,000     779,640
-----------------------------------------------------------------------------
                                                                      856,890
-----------------------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY) - 0.48%

Orion Capital Trust II, Gtd. Notes,
 7.70%, 04/15/28                                          500,000     459,410
-----------------------------------------------------------------------------

IRON & STEEL - 0.33%

Acme Metal, Inc., Sr. Unsec. Gtd. Deb.,
 10.875%, 12/15/07(e)                                     588,000      79,380
-----------------------------------------------------------------------------
GS Industries, Inc., Sr. Gtd. Notes,
 12.00%, 09/01/04                                         350,000     239,750
-----------------------------------------------------------------------------
                                                                      319,130
-----------------------------------------------------------------------------

LODGING-HOTELS - 2.21%

Booth Creek Ski Holdings, Sr. Notes,
 12.50%, 03/15/07                                         390,000     388,050
-----------------------------------------------------------------------------
Coast Hotels & Casinos Inc., Series B Sec. First
 Mortgage Gtd. Notes, 13.00%, 12/15/02                    180,000     203,400
-----------------------------------------------------------------------------
ITT Corp., Unsec. Gtd. Deb., 7.375%, 11/15/15             750,000     638,100
-----------------------------------------------------------------------------
John Q. Hammons Hotels, Inc., Sec. First Mortgage
 Notes, 9.75%, 10/01/05                                   550,000     517,000
-----------------------------------------------------------------------------
Stena Line A.B. (Sweden), Sr. Yankee Notes, 10.625%,
 06/01/08                                                 430,000     389,150
-----------------------------------------------------------------------------
                                                                    2,135,700
-----------------------------------------------------------------------------

MANUFACTURING (DIVERSIFIED) - 0.34%

Elgin National Industies, Sr. Unsec. Gtd. Sub. Notes,
 11.00%, 11/01/07                                         320,000     323,200
-----------------------------------------------------------------------------

MANUFACTURING (SPECIALIZED) - 0.43%

MMI Products, Inc., Sr. Unsec. Sub. Notes,
 11.25%, 04/15/07                                         380,000     412,300
-----------------------------------------------------------------------------

METALS MINING - 0.94%

Centaur Mining & Exploration Ltd. (Australia), Sr.
 Yankee Gtd. Notes, 11.00%, 12/01/07                      550,000     503,250
-----------------------------------------------------------------------------
Rio Algom Ltd. (Canada), Yankee Unsec. Deb., 7.05%,
 11/01/05                                                 370,000     402,219
-----------------------------------------------------------------------------
                                                                      905,469
-----------------------------------------------------------------------------

NATURAL GAS - 2.90%

Dynegy, Inc., Sr. Unsec. Deb., 7.125%, 05/15/18           500,000     493,355
-----------------------------------------------------------------------------
Enron Corp.,
 Notes, 6.75%, 08/01/09                                   750,000     779,827
-----------------------------------------------------------------------------
 Sr. Sub. Deb., 6.75%, 07/01/05                           450,000     464,558
-----------------------------------------------------------------------------
Ferrellgas Partners, Series B Sr. Sec. Gtd. Notes,
 9.375%, 06/15/06                                         525,000     527,625
-----------------------------------------------------------------------------
K N Energy, Inc., Unsec. Deb., 7.35%, 08/01/26            500,000     527,575
-----------------------------------------------------------------------------
                                                                    2,792,940
-----------------------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES - 0.32%

United Stationer Supply, Sr. Sub. Notes,
 12.75%, 05/01/05                                         275,000     308,000
-----------------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND
56

                                                         PRINCIPAL    MARKET
                                                         AMOUNT(a)     VALUE
OIL (INTERNATIONAL INTEGRATED) - 0.84%

Gulf Canada Resources, Ltd. (Canada), Sr. Yankee Unsec.
 Notes, 8.35%, 08/01/06                                  $  800,000 $   805,736
-------------------------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT) - 1.44%

Petroleum Geo-Services A.S.A. (Norway), Sr. Yankee
 Unsec. Notes, 7.125%, 03/30/28                             750,000     707,948
-------------------------------------------------------------------------------
R&B Falcon Corp.,
 Sr. Notes, 9.50%, 12/15/08 (Acquired 12/17/98; Cost
  $250,000)(b)                                              250,000     251,250
-------------------------------------------------------------------------------
 Series B Sr. Unsec. Notes, 6.95%, 04/15/08                 500,000     434,285
-------------------------------------------------------------------------------
                                                                      1,393,483
-------------------------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION) - 1.98%

Abraxas Petroleum Corp., Series D Sr. Unsec. Gtd.
 Notes, 11.50%, 11/01/04                                    125,000      95,625
-------------------------------------------------------------------------------
Chesapeake Energy Corp., Series B Sr. Unsec. Gtd.
 Notes, 9.625%, 05/01/05                                    230,000     180,550
-------------------------------------------------------------------------------
Kelley Oil & Gas Corp., Series B Sr. Gtd. Sub. Notes,
 10.375%, 10/15/06                                          400,000     298,000
-------------------------------------------------------------------------------
Louis Dreyfus Natural Gas, Sr. Sub. Notes,
 9.25%, 06/15/04                                            500,000     539,585
-------------------------------------------------------------------------------
Queen Sand Resources, Inc., Sr. Unsec. Gtd. Notes,
 12.50%, 07/01/08                                           400,000     282,000
-------------------------------------------------------------------------------
Talisman Energy, Inc. (Canada), Yankee Deb., 7.125%,
 06/01/07                                                   500,000     517,020
-------------------------------------------------------------------------------
                                                                      1,912,780
-------------------------------------------------------------------------------

OIL & GAS (REFINING & MARKETING) - 0.34%

Texas Petrochemical Corp., Sr. Unsec. Sub. Notes,
 11.125%, 07/01/06                                          330,000     326,700
-------------------------------------------------------------------------------

PERSONAL CARE - 1.09%

Alberto-Culver Corp., Notes, 6.375%, 06/15/28             1,000,000   1,047,880
-------------------------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT) - 0.85%

AES Corp., Sr. Notes, 8.00%, 12/31/08                       750,000     747,532
-------------------------------------------------------------------------------
Panda Global Energy Co. (China), Sr. Yankee Sec. Gtd.
 Notes, 12.50%, 04/15/04                                    150,000      68,250
-------------------------------------------------------------------------------
                                                                        815,782
-------------------------------------------------------------------------------

PUBLISHING (NEWSPAPERS) - 1.53%

News America Holdings, Inc.,
 Sr. Gtd. Deb., 9.25%, 02/01/13                             750,000     936,127
-------------------------------------------------------------------------------
 Sr. Gtd. Putable Bonds, 7.43%, 10/01/26                    500,000     543,560
-------------------------------------------------------------------------------
                                                                      1,479,687
-------------------------------------------------------------------------------

RAILROADS - 0.76%

Norfolk Southern Corp., Putable Bonds,
 7.05%, 05/01/37                                            650,000     733,993
-------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST - 1.51%

Glenborough Properties, Series B Sr. Unsec. Notes,
 7.625%, 03/15/05                                           800,000     766,798
-------------------------------------------------------------------------------
Spieker Properties LP, Unsec. Deb.,
 7.35%, 12/01/17                                            750,000     689,363
-------------------------------------------------------------------------------
                                                                      1,456,161
-------------------------------------------------------------------------------

                                                          PRINCIPAL    MARKET
                                                          AMOUNT(a)    VALUE
RETAIL (GENERAL MERCHANDISE) - 0.27%

Plainwell Inc., Series B Sr. Unsec. Sub. Notes, 11.00%,
 03/01/08                                                 $  330,000 $  259,050
-------------------------------------------------------------------------------

RETAIL (SPECIALTY) - 1.56%

CEX Holdings, Inc., Series B Sr. Unsec. Gtd. Sub. Notes,
 9.625%, 06/01/08                                            370,000    334,850
-------------------------------------------------------------------------------
CSK Auto Inc., Sr. Gtd. Sub. Deb.,
 11.00%, 11/01/06                                            260,000    274,300
-------------------------------------------------------------------------------
Neff Corp., Sr. Sub. Notes, 10.25%, 06/01/08 (Acquired
 12/02/98; Cost $325,103)(b)                                 330,000    320,100
-------------------------------------------------------------------------------
Renters Choice, Inc., Sr. Sub. Notes, 11.00%, 08/15/08
 (Acquired 08/13/98; Cost $500,000)(b)                       500,000    510,000
-------------------------------------------------------------------------------
Wilson's - The Leather Experts, Inc., Sr. Notes, 11.25%,
 08/15/04                                                     70,000     68,950
-------------------------------------------------------------------------------
                                                                      1,508,200
-------------------------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL) - 0.74%

Big 5 Corp., Sr. Unsec. Notes, 10.875%, 11/15/07             500,000    507,500
-------------------------------------------------------------------------------
J Crew Operating Corp., Sr. Sub. Notes,
 10.375%, 10/15/07                                           240,000    207,600
-------------------------------------------------------------------------------
                                                                        715,100
-------------------------------------------------------------------------------

SAVINGS & LOAN COMPANIES - 0.87%

Sovereign Bancorp, Inc., Sub. Notes,
 8.00%, 03/15/03                                             800,000    841,608
-------------------------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING) - 0.32%

MDC Communications Corp. (Canada), Sr. Yankee Unsec.
 Sub. Notes, 10.50%, 12/01/06                                300,000    307,500
-------------------------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 0.96%

Laidlaw, Inc. (Canada), Yankee Unsec. Deb.,
 6.70%, 05/01/08                                             500,000    488,985
-------------------------------------------------------------------------------
Pegasus Shipping Hellas Co. (Bermuda), Series A Sr.
 Yankee Sec. Gtd. Mortgage Notes,
 11.875%, 11/15/04                                           500,000    432,500
-------------------------------------------------------------------------------
                                                                        921,485
-------------------------------------------------------------------------------

SERVICES (EMPLOYMENT) - 0.38%

MSX International, Inc., Sr. Unsec. Gtd. Sub. Notes,
 11.375%, 01/15/08                                           380,000    363,850
-------------------------------------------------------------------------------

SERVICES (FACILITIES & ENVIRONMENTAL) - 0.04%

ATC Group Services, Inc., Sr. Unsec. Gtd. Sub. Notes,
 12.00%, 01/15/08(e)                                         450,000     42,750
-------------------------------------------------------------------------------

SHIPPING - 0.43%

Pacific & Atlantic Holdings, Yankee First Mortgage
 Notes, 11.50%, 05/30/08                                     530,000    410,750
-------------------------------------------------------------------------------

SOVEREIGN DEBT - 2.66%

Province of Manitoba (Canada), Yankee Bonds, 7.75%,
 07/17/16                                                    700,000    826,322
-------------------------------------------------------------------------------
Province of Quebec (Canada),
 Series A Yankee Notes, 6.29%, 03/06/26                      800,000    897,184
-------------------------------------------------------------------------------
 Yankee Notes, 5.735%, 03/02/26                              750,000    845,025
-------------------------------------------------------------------------------
                                                                      2,568,531
-------------------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND

                                                        PRINCIPAL    MARKET
                                                        AMOUNT(a)     VALUE
TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 1.58%

Clearnet Communications Inc. (Canada), Sr. Yankee
 Unsec. Disc. Notes, 14.75%, 12/15/05(d)                $  110,000 $    95,150
------------------------------------------------------------------------------
Metrocall Inc., Sr. Sub. Notes, 11.00%, 09/15/08
 (Acquired 12/17/98; Cost $446,868)(b)                     450,000     454,500
------------------------------------------------------------------------------
Nextel Communications, Inc., Sr. Notes, 12.00%,
 11/01/08 (Acquired 10/28/98; Cost $552,037)(b)            560,000     616,000
------------------------------------------------------------------------------
PageMart Wireless, Inc., Sr. Sub. Disc. Notes, 11.25%,
 02/01/08(d)                                               750,000     363,750
------------------------------------------------------------------------------
                                                                     1,529,400
------------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 2.65%

Bell Canada (Canada), Yankee Deb.,
 9.50%, 10/15/10                                           350,000     461,058
------------------------------------------------------------------------------
Centel Capital, Deb., 9.00%, 10/15/19                      320,000     411,693
------------------------------------------------------------------------------
Esprit Telecom Group PLC (United Kingdom), Sr. Yankee
 Notes, 11.50%, 12/15/07                                   350,000     364,000
------------------------------------------------------------------------------
MCI Communications Corp., Putable Sr. Unsec. Deb.,
 7.125%, 06/15/27                                        1,000,000   1,063,500
------------------------------------------------------------------------------
Versatel Telecom BV (Netherlands), Sr. Notes, 13.25%,
 05/15/08                                                  250,000     255,000
------------------------------------------------------------------------------
                                                                     2,555,251
------------------------------------------------------------------------------

TELEPHONE - 2.47%

Cable & Wireless Communications PLC (United Kingdom),
 Yankee Notes, 6.75%, 03/06/08                             750,000     767,655
------------------------------------------------------------------------------
ESAT Telecom Group PLC (Ireland), Sr. Yankee Notes,
 12.50%, 02/01/07(d)                                       470,000     312,550
------------------------------------------------------------------------------
NTL Inc., Sr. Notes, 11.50%, 10/01/08
 (Acquired 10/26/98; Cost $440,000)(b)                     440,000     481,800
------------------------------------------------------------------------------
SBC Communications, Inc., Deb., 7.375%, 07/15/43           750,000     818,415
------------------------------------------------------------------------------
                                                                     2,380,420
------------------------------------------------------------------------------

TEXTILES (APPAREL) - 0.74%

Fruit of the Loom, Notes, 6.50%, 11/15/03                  750,000     712,620
------------------------------------------------------------------------------

TRUCKERS - 0.41%

Travelcenters of America, Inc., Sr. Unsec. Gtd. Sub.
 Deb., 10.25%, 04/01/07                                    400,000     400,000
------------------------------------------------------------------------------

TRUCKS & PARTS - 0.12%

Blue Bird Body Co., Series B Sr. Sub. Notes, 10.75%,
 11/15/06                                                  110,000     113,850
------------------------------------------------------------------------------

WASTE MANAGEMENT - 1.09%

WMX Technologies, Inc., Unsec. Notes,
 7.10%, 08/01/26                                         1,000,000   1,047,230
------------------------------------------------------------------------------
  Total U.S. Dollar Denominated
   Non-Convertible Bonds & Notes
   (Cost $65,650,575)                                               65,228,773
------------------------------------------------------------------------------

                                                       PRINCIPAL     MARKET
                                                       AMOUNT(a)      VALUE
U.S. DOLLAR DENOMINATED CONVERTIBLE
  BONDS & NOTES - 0.56%

SHIPPING - 0.56%

Hutchison Delta Finance (Cayman Islands), Conv.
 Unsec. Notes, 7.00%, 11/08/02
 (Cost $527,500)                                         $ 500,000 $   537,500
------------------------------------------------------------------------------
NON-U.S. DOLLAR DENOMINATED
 NON-CONVERTIBLE BONDS
 & NOTES - 12.32%(f)

CANADA - 6.11%

Bank of Montreal (Banks - Money Center), Sub. Deb.,
 7.92%, 07/31/12                                       CAD 850,000     643,722
------------------------------------------------------------------------------
Bell Mobility Cellular (Telecommunications -
 Cellular/Wireless), Deb., 6.55%, 06/02/08                 750,000     501,936
------------------------------------------------------------------------------
Canadian Oil Debco, Inc. (Oil & Gas-Exploration &
 Production), Deb.,
 11.00%, 10/31/00                                          450,000     320,000
------------------------------------------------------------------------------
Clearnet Communications, Inc. (Telecommunications -
  Cellular/Wireless),
 Sr. Disc. Notes, 11.75%, 08/13/07(d)                    1,500,000     590,686
------------------------------------------------------------------------------
 Sr. Disc. Notes, 10.40%, 05/15/08(d)                    1,600,000     556,863
------------------------------------------------------------------------------
Microcell Telecommunications, Inc.
 (Telecommunications - Cellular/Wireless), Sr.
 Disc. Notes, 11.125%, 10/15/07(d)                       1,000,000     361,111
------------------------------------------------------------------------------
NAV Canada (Services - Commercial & Consumer),
 Bonds, 7.40%, 06/01/27                                  1,000,000     800,771
------------------------------------------------------------------------------
Poco Petroleums Ltd. (Oil & Gas -
 Exploration & Production), Unsec. Deb., 6.60%,
 09/11/07                                                  750,000     480,863
------------------------------------------------------------------------------
Teleglobe Canada, Inc. (Telephone), Unsec. Deb.,
 8.35%, 06/20/03                                           850,000     621,039
------------------------------------------------------------------------------
Trans-Canada Pipelines (Natural Gas),
 Series Q Deb., 10.625%, 10/20/09                          500,000     450,412
------------------------------------------------------------------------------
 Unsec. Notes, 8.55%, 02/01/06                             280,000     213,365
------------------------------------------------------------------------------
Westcoast Energy, Inc. (Natural Gas), Deb., 6.45%,
 12/18/06                                                  500,000     346,085
------------------------------------------------------------------------------
                                                                     5,886,853
------------------------------------------------------------------------------

GERMANY - 2.83%

International Bank for Reconstruction & Development
 (Banks - Money Center), Unsec. Global Bonds,
 7.125%, 04/12/05(c)                                 DEM 1,000,000     711,987
------------------------------------------------------------------------------
LKB Global (Financial-Diversified), Gtd. Notes,
 6.00%, 01/25/06                                         3,000,000   2,016,627
------------------------------------------------------------------------------
                                                                     2,728,614
------------------------------------------------------------------------------

NEW ZEALAND - 1.57%

International Bank for Reconstruction & Development
 (Banks - Money Center),
 Sr. Unsub. Notes, 7.25%, 05/27/03                   NZD 2,200,000   1,211,399
------------------------------------------------------------------------------
 Sr. Unsec. Notes, 6.77%, 08/20/07(c)                    1,000,000     303,547
------------------------------------------------------------------------------
                                                                     1,514,946
------------------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND
58

                                                      PRINCIPAL     MARKET
                                                      AMOUNT(a)      VALUE

UNITED KINGDOM - 1.81%

International Bank for Reconstruction &
 Development (Banks - Money Center),
 Sr. Unsec. Notes, 6.875%, 07/14/00                   GBP 500,000  $  846,580
-----------------------------------------------------------------------------
Sutton Bridge Financial Ltd. (Financial -
 Diversified), Gtd. Eurobonds, 8.625%, 06/30/22
 (Acquired 05/29/97;
 Cost $733,650)(b)                                        450,000     901,279
-----------------------------------------------------------------------------
                                                                    1,747,859
-----------------------------------------------------------------------------
  Total Non-U.S. Dollar Denominated
   Non- Convertible Bonds & Notes
   (Cost $12,210,409)                                              11,878,272
-----------------------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED CONVERTIBLE BONDS &
 NOTES - 1.09%(f)

GERMANY - 0.64%

Daimler-Benz A.G. (Automobiles), Conv. Gtd. Unsub.
 Eurobonds, 4.125%, 07/05/03                          DEM 570,000     619,119
-----------------------------------------------------------------------------

UNITED KINGDOM - 0.45%

COLT Telecom Group PLC (Telephone), Conv. Notes,
 2.00%, 08/06/05                                      GBP 700,000     435,819
-----------------------------------------------------------------------------
  Total Non-U.S. Dollar Denominated Convertible
   Bonds & Notes
   (Cost $833,353)                                                  1,054,938
-----------------------------------------------------------------------------
NON-U.S. DOLLAR DENOMINATED GOVERNMENT
 BONDS & NOTES - 10.67%(f)

BRITISH POUND STERLING - 3.22%

Federal National Mortgage Association, Sr. Unsec.
 Notes, 6.875%, 06/07/02                              GBP 450,000     795,215
-----------------------------------------------------------------------------
United Kingdom Treasury,
 Bonds, 8.00%, 12/07/00                                   400,000     702,549
-----------------------------------------------------------------------------
 Gtd. Notes, 7.00%, 11/06/01                              400,000     705,209
-----------------------------------------------------------------------------
 Bonds, 7.50%, 12/07/06                                   450,000     899,399
-----------------------------------------------------------------------------
                                                                    3,102,372
-----------------------------------------------------------------------------

CANADIAN DOLLARS - 2.81%

British Columbia Municipal Finance Authority,
 Bonds, 7.75%, 12/01/05                               CAD 500,000     374,441
-----------------------------------------------------------------------------
Canadian Government, Bonds,
 6.625%, 10/03/07                                         500,000     270,179
-----------------------------------------------------------------------------
Ontario Province, Sr. Unsec. Unsub. Global Bonds,
 8.00%, 03/11/03                                          750,000     545,666
-----------------------------------------------------------------------------
Province of Ontario, Deb., 11.125%, 02/14/01              500,000     913,595
-----------------------------------------------------------------------------
Province of Ontario, Unsec. Unsub. Notes, 6.25%,
 12/03/08                                               1,000,000     517,059
-----------------------------------------------------------------------------
Quebec (Province of), Deb., 9.375%, 01/16/23              100,000      91,871
-----------------------------------------------------------------------------
                                                                    2,712,811
-----------------------------------------------------------------------------

GERMAN DEUTSCHE MARKS - 0.74%

Bundesrepublic Deutschland, Bonds,
 6.875%, 05/12/05                                   DEM 1,000,000     708,431
-----------------------------------------------------------------------------

                                                   PRINCIPAL     MARKET
                                                   AMOUNT(a)      VALUE

NEW ZEALAND DOLLARS - 1.14%

Federal National Mortgage Association, Notes,
 7.25%, 06/20/02                                 NZD 1,250,000 $   682,650
------------------------------------------------------------------------------
New Zealand Government, Bonds,
 8.00%, 02/15/01                                       750,000     416,233
------------------------------------------------------------------------------
                                                                 1,098,883
------------------------------------------------------------------------------

SWEDISH KRONAS - 2.76%

Swedish Government,
 Bonds, 6.00%, 02/09/05                          SEK 6,000,000     821,959
------------------------------------------------------------------------------
 Bonds, 6.50%, 10/25/06                              6,000,000     860,313
------------------------------------------------------------------------------
 Bonds, 5.00%, 01/28/09                              7,500,000     983,492
------------------------------------------------------------------------------
                                                                 2,665,764
------------------------------------------------------------------------------
  Total Non-U.S. Dollar Denominated Government
   Bonds & Notes
   (Cost $10,155,523)                                           10,288,261
------------------------------------------------------------------------------

                                                         SHARES
DOMESTIC COMMON STOCK - 0.02%

TELECOMMUNICATIONS (CELLULAR/WIRELESS) -  0.02%

Nextel Communications, Inc. - Class A(g)
 (Cost $12,000)                                            743      17,553
------------------------------------------------------------------------------
DOMESTIC CONVERTIBLE PREFERRED STOCKS - 1.40%

BANKS (REGIONAL) - 0.52%

Westpac Banking Corp. STRYPES Trust - $3.135
 Conv. Pfd.                                             16,000     505,000
------------------------------------------------------------------------------

INSURANCE (LIFE/HEALTH) - 0.88%

Conseco Inc. - $4.278 Conv. PRIDES                       8,000     844,000
------------------------------------------------------------------------------
  Total Domestic Convertible Preferred Stocks
   (Cost $990,600)                                               1,349,000
------------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY INTERESTS - 0.41%

BANKS (MAJOR REGIONAL) - 0.36%

Societe Generale (France)                                2,150     348,108
------------------------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) -  0.00%

Knology Holdings, Inc., expiring 10/15/07
 (Acquired 03/12/98; Cost $0)(b)(h)                      1,000       2,250
------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 0.00%

Electronic Retailing Systems International,
 expiring 02/01/04(h)                                      590       2,950
------------------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) -  0.00%

MVE, Inc., expiring 02/15/02(h)                            190       1,900
------------------------------------------------------------------------------

METAL FABRICATORS - 0.00%

Gulf States Steel, Inc., expiring 04/15/03(h)              230           2
------------------------------------------------------------------------------

                        AIM V.I. DIVERSIFIED INCOME FUND

                                                                      MARKET
                                                           SHARES      VALUE
PERSONAL CARE - 0.00%

IHF Capital Inc., Series I, expiring 11/14/99(h)                150 $        75
-------------------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 0.01%

Clearnet Communications Inc. (Canada), expiring
 09/15/05(h)                                                    891       6,237
-------------------------------------------------------------------------------
Loral Space & Communications Ltd., expiring 01/15/07(h)         580       6,235
-------------------------------------------------------------------------------
                                                                         12,472
-------------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 0.00%

Versatel, expiring 01/15/07(h)                                  250       2,531
-------------------------------------------------------------------------------

TELEPHONE - 0.04%

ESAT Holdings Ltd., expiring 02/01/07(h)                        470      33,017
-------------------------------------------------------------------------------
  Total Foreign Stocks & Other Equity Interest (Cost
   $279,886)                                                            403,305
-------------------------------------------------------------------------------
                                                         PRINCIPAL
                                                         AMOUNT(a)
U.S. TREASURY SECURITIES - 1.42%

5.625%, 05/15/08                                         $  300,000 $   319,872
-------------------------------------------------------------------------------
5.50%, 08/15/28                                           1,000,000   1,046,970
-------------------------------------------------------------------------------
  Total U.S. Treasury Securities
   (Cost $1,378,625)                                                  1,366,842
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 2.39%(i)

Goldman Sachs & Co., 4.40%, 01/04/99(j)
 (Cost $2,305,989)                                        2,305,989   2,305,989
-------------------------------------------------------------------------------
TOTAL INVESTMENTS - 97.91%                                           94,430,433
-------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES - 2.09%                                 2,014,920
-------------------------------------------------------------------------------
NET ASSETS - 100.00%                                                $96,445,353
===============================================================================

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Principal amount is in U.S. Dollars, except as indicated by note (e).
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at 12/31/98 was $4,378,259 which represents 4.54% of the Fund's net assets.
(c) Zero coupon bond issued at a discount. The interest rate shown represents the rate of original issue discount.
(d) Step bond issued at a discount. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(e) Defaulted security. Currently, the issuer is partially in default with respect to interest payments.
(f) Foreign denominated security. Par value and coupon rate are denominated in currency of country indicated.
(g) Non-income producing security.
(h) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(i) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the Notes to Schedule of Investments - (Continued) sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(j) Joint repurchase agreement entered into 12/31/98 with a maturing value of $700,342,222. Collateralized by $646,494,000 U.S. Government obligations, 0% to 11.75% due 02/15/99 to 04/15/28 with an aggregate market value at 12/31/98 of $714,694,897.

Abbreviations:

CAD     - Canadian Dollar
Conv.   - Convertible
Deb.    - Debentures
DEM     - German Deutsche Mark
Disc.   - Discounted
GBP     - British Pound Sterling
Gtd.    - Guaranteed
NZD     - New Zealand Dollar
Pfd.    - Preferred
PRIDES  - Preferred Redeemable Increased Dividend Equity Security
Sec.    - Secured
SEK     - Swedish Krona
Sr.     - Senior
STRYPES - Structured Yield Product Exchangeable for Stock
Sub.    - Subordinated
Unsec.  - Unsecured

See Notes to Financial Statements.

                       AIM V.I. DIVERSIFIED INCOME FUND
60

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1998

ASSETS:

Investments, at market value  (cost $94,344,460)          $94,430,433
---------------------------------------------------------------------
Foreign currencies, at value (cost $142,597)                  144,120
---------------------------------------------------------------------
Receivables for:
 Forward currency contracts                                   206,490
---------------------------------------------------------------------
 Capital stock sold                                            53,293
---------------------------------------------------------------------
 Dividends and interest                                     1,847,543
---------------------------------------------------------------------
Investment for deferred compensation plan                      22,013
---------------------------------------------------------------------
Other assets                                                      452
---------------------------------------------------------------------
  Total assets                                             96,704,344
---------------------------------------------------------------------

LIABILITIES:

Payables for:
 Capital stock reacquired                                      86,236
---------------------------------------------------------------------
 Deferred compensation plan                                    22,013
---------------------------------------------------------------------
Forward currency contracts                                     70,412
---------------------------------------------------------------------
Accrued advisory fees                                          49,252
---------------------------------------------------------------------
Accrued directors' fees                                           183
---------------------------------------------------------------------
Accrued operating expenses                                     30,895
---------------------------------------------------------------------
  Total liabilities                                           258,991
---------------------------------------------------------------------
Net assets applicable to shares outstanding               $96,445,353
---------------------------------------------------------------------

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

 Authorized                                               250,000,000
---------------------------------------------------------------------
 Outstanding                                                8,818,969
---------------------------------------------------------------------
Net asset value, offering and redemption price per share  $     10.94
=====================================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1998

INVESTMENT INCOME:

Interest                                                           $ 7,419,812
-------------------------------------------------------------------------------
Dividends                                                               81,920
-------------------------------------------------------------------------------
  Total investment income                                            7,501,732
-------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                          580,119
-------------------------------------------------------------------------------
Administrative services fees                                            47,472
-------------------------------------------------------------------------------
Custodian fees                                                          37,018
-------------------------------------------------------------------------------
Directors' fees and expenses                                             8,887
-------------------------------------------------------------------------------
Other                                                                   67,596
-------------------------------------------------------------------------------
  Total expenses                                                       741,092
-------------------------------------------------------------------------------
Less: Expenses paid directly                                              (615)
-------------------------------------------------------------------------------
  Net expenses                                                         740,477
-------------------------------------------------------------------------------
Net investment income                                                6,761,255
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES,
 FOREIGN CURRENCIES AND FORWARD CURRENCY CONTRACTS:

Net realized gain (loss) from:

  Investment securities                                             (1,271,441)
-------------------------------------------------------------------------------
  Foreign currencies                                                   (10,161)
-------------------------------------------------------------------------------
  Forward currency contracts                                           396,825
-------------------------------------------------------------------------------
                                                                      (884,777)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of:

  Investment securities                                             (2,232,376)
-------------------------------------------------------------------------------
  Foreign currencies                                                    19,348
-------------------------------------------------------------------------------
  Forward currency contracts                                          (373,121)
-------------------------------------------------------------------------------
                                                                    (2,586,149)
-------------------------------------------------------------------------------
  Net gain (loss) on investment securities, foreign currencies and
   forward currency contracts                                       (3,470,926)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $ 3,290,329
===============================================================================

See Notes to Financial Statements.

                        AIM V.I. DIVERSIFIED INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1998 and 1997

                                                       1998         1997
                                                    -----------  -----------
OPERATIONS:

 Net investment income                              $ 6,761,255  $ 5,150,458
-----------------------------------------------------------------------------
 Net realized gain (loss) from investment
  securities, foreign currencies and forward
  currency contracts                                   (884,777)   1,075,468
-----------------------------------------------------------------------------
 Net unrealized appreciation (depreciation) of
  investment securities, foreign currencies and
  forward currency contracts                         (2,586,149)     695,704
-----------------------------------------------------------------------------
    Net increase in net assets resulting from
     operations                                       3,290,329    6,921,630
-----------------------------------------------------------------------------
Dividends to shareholders from net investment
 income                                              (4,724,444)     (77,788)
-----------------------------------------------------------------------------
Distributions to shareholders from net realized
 gains                                               (1,507,363)          --
-----------------------------------------------------------------------------
Net increase from capital stock transactions         10,068,179   18,851,039
-----------------------------------------------------------------------------
    Net increase in net assets                        7,126,701   25,694,881
-----------------------------------------------------------------------------

NET ASSETS:

Beginning of year                                    89,318,652   63,623,771
-----------------------------------------------------------------------------
End of year                                         $96,445,353  $89,318,652
=============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)         $90,723,425  $80,655,246
-----------------------------------------------------------------------------
 Undistributed net investment income                  5,805,150    4,195,077
-----------------------------------------------------------------------------
 Undistributed net realized gain (loss) from
  investment securities, foreign currencies and
  forward currency contracts                           (311,599)   1,653,803
-----------------------------------------------------------------------------
 Unrealized appreciation of investment securities,
  foreign currencies and forward currency contracts     228,377    2,814,526
-----------------------------------------------------------------------------
                                                    $96,445,353  $89,318,652
=============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1998

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
 AIM Variable Insurance Funds, Inc. (the "Company"), is a Maryland corporation organized on January 22, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, series, management investment company consisting of fifteen portfolios. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the AIM V.I. Diversified Income Fund (the "Fund"). The Fund's investment objective is to seek to achieve a high level of current income. The Fund will seek to achieve its objective by investing primarily in a diversified portfolio of foreign and U.S. government and corporate debt securities, including lower rated high yield debt securities (commonly known as "junk bonds"). These high yield bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations--Debt obligations are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Investment securities for which prices are not provided by the pricing service and which are listed or traded on an exchange are valued at the last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, at the mean between the closing bid and asked prices on that day unless the Board of Directors, or persons designated by the Board of Directors, determines that the over-the-counter quotations more closely reflect the current market value of the security. Securities traded in the over-the-counter market, except (i) securities priced by the pricing service, (ii) securities for which representative exchange prices are available, and (iii) securities reported in the NASDAQ National Market System, are valued at the mean between representative last bid and asked prices obtained from

                       AIM V.I. DIVERSIFIED INCOME FUND
62
   an electronic quotation reporting system, if such prices are available, or from established market makers. Each security reported in the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Fund's officers in accordance with methods which are specifically authorized by the Board of Directors. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities as well as corporate bonds and U.S. Government securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translation - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
C. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a currency contract for the amount of a purchase or sale of a security denominated in a foreign currency in order to "lock-in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

Outstanding forward currency contracts at December 31, 1998 were as follows:

                           CONTRACT TO                          UNREALIZED
SETTLEMENT           -------------------------                 APPRECIATION
  DATE                DELIVER       RECEIVE        VALUE      (DEPRECIATION)
----------           ----------   -----------   -----------   --------------
02/04/99      CAD     5,000,000   $ 3,281,529   $ 3,267,875      $ 13,654
01/15/99      DEM     2,700,000     1,655,660     1,621,505        34,155
01/15/99      DEM       500,000       296,384       300,279        (3,895)
02/26/99      DEM     3,800,000     2,238,850     2,286,929       (48,079)
01/14/99      GBP     1,250,000     2,107,175     2,074,708        32,467
02/26/99      GBP     2,000,000     3,298,740     3,307,651        (8,911)
01/13/99      NZD     1,900,000       989,425       998,952        (9,527)
02/04/99      NZD     2,500,000     1,329,050     1,314,275        14,775
02/26/99      NZD     1,800,000       959,310       946,223        13,087
01/29/99      SEK    20,500,000     2,626,353     2,528,001        98,352
                                  -----------   -----------      --------
                                  $18,782,476   $18,646,398      $136,078
                                  ===========   ===========      ========

D. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. It is the policy of the Fund not to amortize premiums on bonds for financial reporting purposes. Realized gains or losses from securities transactions are recorded on the identified cost basis. On December 31, 1998 undistributed net investment income was decreased by $426,738 and undistributed net realized gains was increased by $426,738 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
E. Federal Income Taxes - For federal income tax purposes, each portfolio in the Company is taxed as a separate entity. It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund had capital loss carryforwards (which may be carried forward to offset future taxable capital gains, if any) of $299,947, which expires, if not previously utilized, through the year 2006. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.60% of the first $250 million of the Fund's average daily net assets, plus 0.55% of such Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement between the Company and AIM, with respect to the Fund, the Company has agreed to reimburse certain administrative costs incurred in providing accounting services and other administrative services to the Fund. During the year ended December 31, 1998, AIM was reimbursed $47,472 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the year ended December 31, 1998, the Fund incurred legal fees of $3,617 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3 - INDIRECT EXPENSES
 The Fund received reductions in custodian fees of $615 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $615 during the year ended December 31, 1998.

NOTE 4 - DIRECTORS' FEES
 Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

                       AIM V.I. DIVERSIFIED INCOME FUND

NOTE 5 - INVESTMENT SECURITIES
 The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1998 was $55,546,371 and $46,737,685, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1998 is as follows:

Aggregate unrealized appreciation of investment securities    $ 4,188,413
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (4,102,440)
--------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $    85,973
==========================================================================

 Investments have the same cost for tax and financial statement purposes.

NOTE 6 - CAPITAL STOCK
 Changes in capital stock outstanding during the years ended December 31, 1998 and 1997 were as follows:

                                    1998                      1997
                           ------------------------  ------------------------
                             SHARES       AMOUNT       SHARES       AMOUNT
                           ----------  ------------  ----------  ------------
Sold                        2,291,048  $ 26,553,679   2,860,755  $ 30,505,544
------------------------------------------------------------------------------
Issued as reinvestment of
 distributions                569,635     6,231,807       6,908        77,788
------------------------------------------------------------------------------
Reacquired                 (1,956,150)  (22,717,307) (1,114,698)  (11,732,293)
------------------------------------------------------------------------------
                              904,533  $ 10,068,179   1,752,965  $ 18,851,039
==============================================================================

NOTE 7 - FINANCIAL HIGHLIGHTS
 Shown below are the financial highlights for a share outstanding of the Fund during each of the years in the three-year period ended December 31, 1998, the eleven months ended December 31, 1995, the year ended January 31, 1995 and the period May 5, 1993 (date operations commenced) through January 31, 1994.

                                    DECEMBER 31,                       JANUARY 31,
                           -------------------------------------     -------------------
                            1998        1997     1996     1995        1995        1994
                           -------     -------  -------  -------     -------     -------
Net asset value,
 beginning of period       $ 11.29     $ 10.33  $ 10.00  $  9.12     $ 10.46     $ 10.00
-----------------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income       0.75        0.73     0.73     0.69        0.76        0.54
-----------------------------------------------------------------------------------------------
  Net gains (losses) on
   securities (both
   realized and
   unrealized)               (0.35)       0.24     0.28     0.94       (1.42)       0.29
-----------------------------------------------------------------------------------------------
   Total from investment
    operations                0.40        0.97     1.01     1.63       (0.66)       0.83
-----------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
   investment income         (0.57)      (0.01)   (0.68)   (0.75)      (0.68)      (0.35)
-----------------------------------------------------------------------------------------------
  Distributions from net
   realized capital gains    (0.18)         --       --       --          --       (0.02)
-----------------------------------------------------------------------------------------------
   Total distributions       (0.75)      (0.01)   (0.68)   (0.75)      (0.68)      (0.37)
-----------------------------------------------------------------------------------------------
Net asset value, end of
 period                    $ 10.94     $ 11.29  $ 10.33  $ 10.00     $  9.12     $ 10.46
===============================================================================================
Total return(a)               3.58%       9.39%   10.19%   18.11%      (6.35)%      8.33%
===============================================================================================
Ratios/supplemental data:
Net assets, end of period
 (000s omitted)            $96,445     $89,319  $63,624  $44,630     $25,271     $14,530
===============================================================================================
Ratio of expenses to
 average net assets           0.77%(b)    0.80%    0.86%    0.88%(c)    0.91%(d)    1.05%(c)(d)
===============================================================================================
Ratio of net investment
 income to average net
 assets                       6.99%(b)    6.90%    7.09%    7.65%(c)    8.07%(e)    6.78%(c)(e)
===============================================================================================
Portfolio turnover rate         50%         52%      76%      72%        100%         57%
===============================================================================================

(a) Total returns are not annualized for periods less than one year.
(b) Ratios are based on average net assets of $96,686,554.
(c) Annualized.
(d) After fee waivers and/or expense reimbursement. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.03% and 1.69% (annualized) for January 31, 1995 and 1994, respectively.
(e) After fee waivers and/or expense reimbursement. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 7.95% and 6.14% (annualized) for January 31, 1995 and 1994, respectively.

                       AIM V.I. DIVERSIFIED INCOME FUND
64

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. Diversified Income Fund, a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, the eleven month period ended December 31, 1995, the year ended January 31, 1995, and the period May 5, 1993 (commencement of operations) through January 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Diversified Income Fund, as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, the eleven month period ended December 31, 1995, the year ended January 31, 1995 and the period May 5, 1993 (commencement of operations) through January 31, 1994 in conformity with generally accepted accounting principles.

                                 TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 3, 1999


                        AIM V.I. DIVERSIFIED INCOME FUND


The Managers' Overview

FUND POSTS SOLID RETURNS IN
VOLATILE MARKET

A roundtable discussion with the Fund management team for AIM V.I. Global
Utilities Fund for the fiscal year ended December 31, 1998.
------------------------------------------------------------------------------------------------------------------------------------

Q. THE MARKET EXPERIENCED ALL-TIME           to the stability, liquidity, and             global currency problems. The Fund's
HIGHS AND ONE OF ITS MOST VICIOUS            consistent cash flows of utilities. This     smaller-capitalization telecommunications
CORRECTIONS DURING 1998. HOW DID             resulted in solid performance for the        holdings were also hit hard during the
AIM V.I. GLOBAL UTILITIES FUND               Fund. While domestic utilities held their    "flight to quality," as investors went
PERFORM IN THIS UNSETTLING ENVIRONMENT?      own and even outperformed large-cap stocks,  after the more stable, large-cap equities.
A. AIM V.I. Global Utilities Fund            earnings of foreign utilities suffered from
continued to benefit from weakening                                                       Q. HOW HAVE YOU MANAGED THE FUND DURING
market conditions during 1998 as                         ------------------               THE FISCAL YEAR?
investors sought the relative safety                                                      A. We continued to manage the Fund with
and income potential of utilities. For            We continued to manage the Fund         our disciplined, earnings-driven stock
the fiscal year ended December 31, 1998,                                                  selection process, looking at the
total return was 16.49%.                       with our disciplined, earnings-driven      underlying fundamentals of individual
                                                                                          companies, not the overall market. As of
Q. WHAT WERE THE MAJOR TRENDS IN THE                   stock selection process,           December 31, electric companies
FINANCIAL MARKETS DURING 1998?                                                            represented 30.38% of net assets and
A. Currency collapse halted performance               looking at the underlying           remained the Fund's top industry
of markets worldwide during the second                                                    holding, followed by the telephone
half of 1998. Beginning in July, the            fundamentals of individual companies,     industry at 20.26% and long-distance
second wave of "Asian contagion" quickly                                                  telecommunications at 9.60%.
caused deflation around the globe.                       not the overall market.            Europe continued to be the Fund's
Russia's default on its government debt                                                   largest overseas region, representing
and the failure of several hedge funds                   ------------------               17.43% of the portfolio. In the wake of
in the United States brought more
troubles in the third quarter. Investors     TOP 10 EQUITY HOLDINGS
sought shelter from the market
volatility in the safest and most liquid     As of 12/31/98, based on total net assets
investment classes, particularly
large-cap equities and U.S. Treasury         TOP 10 EQUITY HOLDINGS                        TOP 10 INDUSTRIES
securities, in a phenomenon known as          1. SBC Communications, Inc.          2.52%   1. Electric Companies             30.20%
"flight to quality."                          2. Ameritech Corp.                   2.35    2. Telephone                      22.26
  The Federal Reserve Board (the Fed)         3. MCI WorldCom, Inc.                2.27    3. Telecommunications
announced the first of three interest         4. Telecom Italia S.p.A.             2.16        (Long Distance)                9.60
rate cuts in September, hoping to shelter     5. Williams Companies. Inc. (The)    2.00    4. Natural Gas                     8.06
the United States from a potential global     6. Cincinnati Bell, Inc.             1.79    5. Communications Equipment        3.82
recession. Boosted by the Fed easing, the     7. National Grid Group PLC           1.77    6. Power Producers (Independent)   2.47
U.S. market rebounded and led the way for     8. Lucent Technologies, Inc.         1.76    7. Telecommunications
recovery in many global markets.              9. BellSouth Corp.                   1.74        (Cellular/Wireless)            2.19
                                             10. Century Telephone                         8. Water Utilities                 1.84
                                                  Enterprise Inc.                  1.63    9. Manufacturing (Specialized)     1.76
Q. HOW DID THE FUND FARE IN THIS VOLATILE                                                 10. Real Estate Investment Trust    1.26
PERIOD?
A. As stock markets swooned during the       Please keep in mind that the Fund's portfolio composition is subject to change
third quarter, nervous investors looked      and there is no assurance the Fund will continue to hold any particular security.

66                                                AIM V.I. GLOBAL UTILITIES FUND


economic difficulties in developing          RESULT OF A $10,000 INVESTMENT
markets, we reduced the Fund's
investments in Latin America to 4.88%.       From 5/2/94-12/31/98

Q. THE TELEPHONE INDUSTRY REMAINED A                   AIM V.I. Global                 Lipper Utility
MAJOR COMPONENT OF THE FUND'S PORTFOLIO.               Utilities Fund      S&P 500       Fund Index
HOW DID THIS INDUSTRY PERFORM DURING THE                                (In thousands)
FISCAL YEAR?                                  5/2/94      $10,000          $10,000         $10,000
A. The $103-billion U.S. local telephone        6/94        9,660            9,903           9,516
industry continued to perform well in a        12/94        9,708           10,384           9,593
deregulated market, spurred by techno-          6/95       10,829           12,481          10,677
logical advances and increased                 12/95       12,303           14,283          12,194     AVERAGE ANNUAL TOTAL RETURNS
competition. Several mergers and                6/96       12,737           15,724          12,588
acquisitions were announced in 1998, as        12/96       13,789           17,561          13,331     As of 12/31/98
local telephone companies gained market         6/97       14,909           21,179          14,374
shares by buying customers rather than         12/97       16,772           23,418          16,759     Inception (5/2/94)   15.44%
building new networks. Earlier in the year,     6/98       18,332           27,564          18,137
SBC Communications, the Fund's largest         12/98       19,537           30,109          19,842     1 Year               16.49
holding, agreed to buy Chicago-based
Ameritech in an effort to create the         Market volatility can significantly affect short-term performance. Results of an
United States' largest local telephone       investment made today may differ substantially from the historical performance shown.
company. As of December 31, the Fund had
2.35% of its investments in Ameritech and    The performance figures shown represent the AIM V.I. Global Utilities Fund and are not
should benefit from this merger.             intended to reflect actual annuity values, and do not reflect charges at the separate account level which, if applied, would lower the performance results. The Fund's
Q. WHERE ELSE HAVE YOU FOUND OPPORTUNITIES   performance figures are historical and reflect reinvestment of all distributions and
FOR GROWTH?                                  changes in the net asset value. The Fund's investment return and principal value will
A. Industry analysts believe that the        fluctuate so that the Fund shares, when redeemed, may be worth more or less than their
wireless communications industry still has   original cost. Source: Towers Data Systems HYPO(REGISTERED TRADEMARK).
a lot of room for growth. Currently, there     The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged
are more than 50 million wireless phone      securities widely regarded by investors to be representative of the stock market in
users in the United States, representing     general. In addition, it is worth noting that the S&P 500 is a broad equities index
a market penetration of only about 17%;      that does not include many utility stocks. As of December 31, 1998, only 3.1% of the
180 million wireless customers worldwide,    S&P 500 consisted of utility stocks. The unmanaged Lipper Utilities Fund Index is an
or about 3% market penetration. Lower        average of the performance of the 30 largest utilities funds tracked by Lipper
calling prices and increased competition     Analytical Services, Inc., an independent mutual funds performance monitor. Data for
continue to drive domestic and inter-        the S&P 500 and the Lipper Index are for the period 4/30/93-12/31/98.
national growth in this industry. According    An investment cannot be made in the indexes listed. Index results include
to Yankee Group, a Boston consulting firm,   reinvested dividends.
the number of wireless phone customers in
the U.S. is expected to double in the next   confidence in the stability of these         diversified portfolio of domestic and
seven or eight years. At the close of the    utilities investments may not be as solid    international holdings, we believe the
fiscal year, the cellular/wireless           as it was in the past. With more             Fund is well-positioned to take advantage
telecommunications and communications        competition, electric utility companies      of these opportunities, while continuing
equipment industries represented about 8%    will have to spend money to retain their     to provide a level of relative safety.
of the Fund's investments. We expect to      market share, increasing volatility in
increase holdings in these areas in the      this market. However, future mergers and
future.                                      acquisitions are likely and may offer
                                             attractive growth opportunities.
Q. WHAT IS YOUR OUTLOOK FOR UTILITIES IN       Globally, we remain positive about
1999?                                        prospects from the privatization of
A. As deregulation of U.S. electric          government-owned utilities. With a
utilities becomes more of a reality,

                                                  AIM V.I. GLOBAL UTILITIES FUND                                                 67


SCHEDULE OF INVESTMENTS

December 31, 1998

                                                     MARKET
                                         SHARES       VALUE
DOMESTIC COMMON STOCKS - 48.82%

BROADCASTING (TELEVISION, RADIO & CABLE) - 0.54%

Univision Communications, Inc.(a)            4,200 $   151,987
------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 2.97%

ANTEC Corp.(a)                               4,000      80,500
------------------------------------------------------------------
Carrier Access Corp.(a)                      4,300     148,081
------------------------------------------------------------------
Lucent Technologies, Inc.                    4,500     495,000
------------------------------------------------------------------
Tellabs, Inc.(a)                             1,600     109,700
------------------------------------------------------------------
                                                       833,281
------------------------------------------------------------------

ELECTRIC COMPANIES - 17.65%

Allegheny Energy, Inc.                       7,300     251,850
------------------------------------------------------------------
BEC Energy                                   3,400     140,038
------------------------------------------------------------------
Carolina Power & Light Co.                   4,400     207,075
------------------------------------------------------------------
Cinergy Corp.                                5,100     175,313
------------------------------------------------------------------
CMS Energy Corp.                             1,600      77,500
------------------------------------------------------------------
DQE, Inc.                                    7,000     307,562
------------------------------------------------------------------
Edison International                        12,000     334,500
------------------------------------------------------------------
Energy East Corp.                            6,000     339,000
------------------------------------------------------------------
FPL Group, Inc.                              5,600     345,100
------------------------------------------------------------------
IPALCO Enterprises, Inc.                     2,000     110,625
------------------------------------------------------------------
New Century Energies, Inc.                   4,500     219,375
------------------------------------------------------------------
Niagara Mohawk Power Corp.(a)               14,800     238,650
------------------------------------------------------------------
NIPSCO Industries, Inc.                     11,600     353,075
------------------------------------------------------------------
Pinnacle West Capital Corp.                 10,800     457,650
------------------------------------------------------------------
Public Service Co. of New Mexico             9,800     200,287
------------------------------------------------------------------
Sierra Pacific Resources                     3,700     140,600
------------------------------------------------------------------
Southern Co.                                11,600     337,125
------------------------------------------------------------------
Teco Energy, Inc.                           12,300     346,706
------------------------------------------------------------------
Texas Utilities Co.                          5,240     244,643
------------------------------------------------------------------
Unicom Corp.                                 3,400     131,113
------------------------------------------------------------------
                                                     4,957,787
------------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION) - 0.43%

Quanta Services, Inc.(a)                     5,500     121,344
------------------------------------------------------------------

MANUFACTURING (SPECIALIZED) - 1.38%

Superior TeleCom, Inc.                       5,325     251,606
------------------------------------------------------------------
USEC, Inc.                                   9,800     135,975
------------------------------------------------------------------
                                                       387,581
------------------------------------------------------------------

                                                              MARKET
                                                   SHARES      VALUE
NATURAL GAS - 4.09%

Columbia Energy Group                                 2,700 $   155,925
-----------------------------------------------------------------------
Energen Corp.                                         2,800      54,600
-----------------------------------------------------------------------
Enron Corp.                                           2,200     125,538
-----------------------------------------------------------------------
KN Energy, Inc.                                       4,600     167,325
-----------------------------------------------------------------------
Public Service Co. of North Carolina, Inc.            3,200      83,200
-----------------------------------------------------------------------
Williams Companies, Inc. (The)                       18,000     561,375
-----------------------------------------------------------------------
                                                              1,147,963
-----------------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT) - 1.07%

AES Corp.(a)                                          2,400     113,700
-----------------------------------------------------------------------
CalEnergy Co., Inc.(a)                                5,400     187,312
-----------------------------------------------------------------------
                                                                301,012
-----------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS - 1.33%

Alexandria Real Estate Equities, Inc.                 4,700     145,406
-----------------------------------------------------------------------
Boston Properties, Inc.                               4,300     131,150
-----------------------------------------------------------------------
Crescent Real Estate Equities, Co.                    2,300      52,900
-----------------------------------------------------------------------
Golf Trust of America, Inc.                           1,600      44,400
-----------------------------------------------------------------------
                                                                373,856
-----------------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 0.24%

Metzler Group, Inc.(a)                                1,400      68,162
-----------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 5.43%

AT&T Corp.                                            2,640     198,660
-----------------------------------------------------------------------
Global TeleSystems Group, Inc.(a)                     1,800     100,350
-----------------------------------------------------------------------
IXC Communications, Inc.(a)                           5,700     191,663
-----------------------------------------------------------------------
MCI WorldCom, Inc.(a)                                 8,887     637,642
-----------------------------------------------------------------------
Pacific Gateway Exchange, Inc.(a)                     3,200     153,800
-----------------------------------------------------------------------
WinStar Communications, Inc.(a)                       6,275     244,725
-----------------------------------------------------------------------
                                                              1,526,840
-----------------------------------------------------------------------

TELEPHONE - 13.69%

Ameritech Corp.                                      10,400     659,100
-----------------------------------------------------------------------
Bell Atlantic Corp.                                   3,600     204,525
-----------------------------------------------------------------------
BellSouth Corp.                                       9,800     488,775
-----------------------------------------------------------------------
Century Telephone Enterprises, Inc.                   6,800     459,000
-----------------------------------------------------------------------
Cincinnati Bell, Inc.                                13,300     502,906
-----------------------------------------------------------------------
GTE Corp.                                             3,200     215,800
-----------------------------------------------------------------------
McLeodUSA, Inc. - Class A(a)                          3,100      96,875
-----------------------------------------------------------------------
NEXTLINK Communications, Inc. - Class A(a)            1,100      31,213
-----------------------------------------------------------------------
Qwest Communications International, Inc.(a)           6,400     320,000
-----------------------------------------------------------------------
SBC Communications, Inc.                             13,200     707,850
-----------------------------------------------------------------------
US West, Inc.                                         2,500     161,563
-----------------------------------------------------------------------
                                                              3,847,607
-----------------------------------------------------------------------
  Total Domestic Common Stocks (Cost $8,478,351)             13,717,420
-----------------------------------------------------------------------

                         AIM V.I. GLOBAL UTILITIES FUND
68

                                                                 MARKET
                                                      SHARES      VALUE
DOMESTIC CONVERTIBLE PREFERRED STOCKS - 1.50%

NATURAL GAS - 1.26%

El Paso Energy Cap Trust, Inc. - $2.375 Conv. Pfd.       6,700 $   320,762
------------------------------------------------------------------------------
KN Energy, Inc. - $3.548 Conv. Pfd.                        900      33,807
------------------------------------------------------------------------------
                                                                   354,569
------------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 0.15%

WinStar Communications, Inc. - $3.50 Conv. Pfd.            900      41,400
------------------------------------------------------------------------------

TELEPHONE - 0.09%

NEXTLINK Communications, Inc. - $3.25 Conv. Pfd.(b)
 (Acquired 03/26/98; Cost $30,000)                         600      24,450
------------------------------------------------------------------------------
  Total Domestic Convertible Preferred Stocks (Cost
   $466,623)                                                       420,419
------------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
 INTERESTS - 23.44%

AUSTRALIA - 0.24%

Telstra Corp. Ltd. (Telephone)                          14,380      67,182
------------------------------------------------------------------------------

AUSTRIA - 0.53%

Oesterreichische Elektrizitaetswirtschafts A.G. -
  Class A (Electric Companies)                             970     148,277
------------------------------------------------------------------------------

BELGIUM - 0.62%

Electrabel S.A. (Electric Companies)                       400     174,820
------------------------------------------------------------------------------

BERMUDA - 0.45%

Global Crossing Ltd. (Telecommunications - Long
 Distance)(a)                                            2,800     126,351
------------------------------------------------------------------------------

CANADA - 1.84%

MetroNet Communications Corp. - Class B
 (Telecommunications)(a)                                 2,700      90,450
------------------------------------------------------------------------------
Teleglobe, Inc. (Telecommunications - Long
 Distance)                                               3,800     136,800
------------------------------------------------------------------------------
TELUS Corp. (Telecommunications - Cellular &
 Wireless)                                               8,500     180,555
------------------------------------------------------------------------------
Westcoast Energy Inc. (Natural Gas)                      5,500     109,313
------------------------------------------------------------------------------
                                                                   517,118
------------------------------------------------------------------------------

DENMARK - 0.60%

Tele Danmark A.S. - ADR (Telephone)                      2,500     169,688
------------------------------------------------------------------------------

FINLAND - 1.14%

Fortum Corp. (Electric Companies)(a)                     6,300      38,320
------------------------------------------------------------------------------
Nokia Oyj A.B. - Class A - ADR (Communications
 Equipment)                                              2,000     240,875
------------------------------------------------------------------------------
Sonera Group Oyj (Telecommunications -
 Cellular/Wireless)(a)(b)
 (Acquired 11/10/98; Cost $20,144)                       2,300      40,617
------------------------------------------------------------------------------
                                                                   319,812
------------------------------------------------------------------------------

                                                                   MARKET
                                                        SHARES      VALUE

FRANCE - 0.98%

France Telecom S.A. - ADR (Communications Equipment)       3,500 $   276,281
----------------------------------------------------------------------------

GERMANY - 1.00%

RWE A.G. (Electric Companies)                              2,425     132,790
----------------------------------------------------------------------------
Viag A.G. (Manufacturing - Diversified)                      250     146,574
----------------------------------------------------------------------------
                                                                     279,364
----------------------------------------------------------------------------

GREECE - 0.11%

Panafon Hellenic Telecom S.A. - GDR
 (Telecommunications - Cellular/Wireless)(a)(b)
 (Acquired 11/20/98; Cost $21,696)                         1,200      31,800
----------------------------------------------------------------------------

HUNGARY - 0.33%

Magyar Tavkozlesi - ADR (Telecommunications - Long
 Distance)                                                 3,100      92,419
----------------------------------------------------------------------------

ITALY - 4.40%

AEM S.p.A. (Electric Companies)(a)(b)
 (Acquired 07/17/98; Cost $52,035)                        55,000     131,950
----------------------------------------------------------------------------
Societa Nordelettrica S.p.A. (Electric Companies)         49,000     216,730
----------------------------------------------------------------------------
Telecom Italia Mobile S.p.A. (Telecommunications -
  Cellular/Wireless)                                      38,025     280,695
----------------------------------------------------------------------------
Telecom Italia S.p.A. (Telephone)                         71,277     608,099
----------------------------------------------------------------------------
                                                                   1,237,474
----------------------------------------------------------------------------

JAPAN - 0.42%

Nippon Telegraph & Telephone Corp.
 (Telecommunications - Long Distance)                         90      69,464
----------------------------------------------------------------------------
Nippon Telegraph & Telephone Corp. - ADR
 (Telecommunications - Long Distance)                      1,300      48,750
----------------------------------------------------------------------------
                                                                     118,214
----------------------------------------------------------------------------

NETHERLANDS - 0.61%

Equant N.V. (Computers - Networking)(a)                      900      61,032
----------------------------------------------------------------------------
Koninklijke KPN N.V. (Telecommunications - Long
 Distance)                                                     3         150
----------------------------------------------------------------------------
Royal PTT Nederland N.V. - ADR (Telephone)                    24       1,206
----------------------------------------------------------------------------
TNT Post Group N.V. (Air Freight)                            284       9,148
----------------------------------------------------------------------------
TNT Post Group N.V. - ADR (Air Freight)                    3,046      98,985
----------------------------------------------------------------------------
                                                                     170,521
----------------------------------------------------------------------------

PORTUGAL - 2.06%

Electricidade de Portugal, S.A. (Electric Companies)       2,900      63,906
----------------------------------------------------------------------------
Electricidade de Portugal, S.A. - ADR (Electric
 Companies)                                                4,000     178,250
----------------------------------------------------------------------------
Portugal Telecom S.A. - ADR (Telephone)                    5,700     254,363
----------------------------------------------------------------------------
Telecel-Comunicacaoes Pessoais, S.A.
 (Telecommunications - Cellular/Wireless)                    200      40,919
----------------------------------------------------------------------------
Telecel-Comunicacaoes Pessoais, S.A. - ADR
 (Telecommunications - Cellular/Wireless)                    200      40,884
----------------------------------------------------------------------------
                                                                     578,322
----------------------------------------------------------------------------

                         AIM V.I. GLOBAL UTILITIES FUND

                                                                     MARKET
                                                          SHARES      VALUE

SPAIN - 2.81%

Autopistas Concesionaria Espanola S.A. (Services -
  Commercial & Consumer)                                     3,900 $    64,784
------------------------------------------------------------------------------
Iberdrola S.A. (Electric Companies)                         21,000     392,447
------------------------------------------------------------------------------
Telefonica S.A. - ADR (Telephone)                            2,448     331,398
------------------------------------------------------------------------------
                                                                       788,629
------------------------------------------------------------------------------

SWITZERLAND - 0.75%

Swisscom A. G. (Telephone)(a)                                  500     209,364
------------------------------------------------------------------------------

UNITED KINGDOM - 4.55%

Hyder PLC (Water Utilities)                                  4,280      53,702
------------------------------------------------------------------------------
National Grid Group PLC (Electric Companies)                10,313      82,225
------------------------------------------------------------------------------
PowerGen PLC (Electric Companies)                           31,485     413,366
------------------------------------------------------------------------------
PowerGen PLC - ADR (Electric Companies)                      1,100      58,850
------------------------------------------------------------------------------
Scottish & Southern Energy PLC (Electric Companies)          9,706     109,203
------------------------------------------------------------------------------
Scottish Power PLC (Electric Companies)                     15,950     163,682
------------------------------------------------------------------------------
United Utilities PLC (Water Utilities)                      15,459     214,008
------------------------------------------------------------------------------
Yorkshire Water PLC (Water Utilities)                       20,174     184,399
------------------------------------------------------------------------------
                                                                     1,279,435
------------------------------------------------------------------------------
  Total Foreign Stocks & Other Equity Interests (Cost
   $4,201,239)                                                       6,585,071
------------------------------------------------------------------------------
                                                        PRINCIPAL
                                                          AMOUNT
DOMESTIC NON-CONVERTIBLE BONDS & NOTES - 9.99%

BROADCASTING (TELEVISION, RADIO & CABLE) - 0.92%

Comcast Cable Communications, Unsec. Unsub. Notes,
 6.20%, 11/15/08                                        $  150,000     152,997
------------------------------------------------------------------------------
Comcast Corp., Sr. Sub. Deb., 9.50%, 01/15/08              100,000     105,750
------------------------------------------------------------------------------
                                                                       258,747
------------------------------------------------------------------------------

CONSUMER FINANCE - 0.30%

GMAC, Notes, 9.00%, 10/15/02                                75,000      83,698
------------------------------------------------------------------------------

ELECTRIC COMPANIES - 2.28%

Commonwealth Edison Co., First Mortgage Notes, 7.50%,
 07/01/13                                                  130,000     146,998
------------------------------------------------------------------------------
El Paso Electric Co., Sec. First Mortgage Bonds
 Series D, 8.90%, 02/01/06                                  75,000      84,488
------------------------------------------------------------------------------
 Series E, 9.40%, 05/01/11                                 100,000     113,557
------------------------------------------------------------------------------
Niagara Mohawk Power Corp., Series G Sr. Unsec. Notes,
 7.75%, 10/01/08                                           100,000     109,310
------------------------------------------------------------------------------
Western Resources, Inc.
 Sr. Unsec. Notes, 6.25%, 08/15/03                          75,000      76,482
------------------------------------------------------------------------------
 Sr. Notes, 7.125%, 08/15/09                               100,000     108,860
------------------------------------------------------------------------------
                                                                       639,695
------------------------------------------------------------------------------

                                                      PRINCIPAL    MARKET
                                                        AMOUNT      VALUE

ENTERTAINMENT - 1.06%

Time Warner, Inc.
 Deb., 9.125%, 01/15/13                               $  175,000 $   220,082
----------------------------------------------------------------------------
 Unsec. Deb., 6.85%, 01/15/26                             75,000      78,903
----------------------------------------------------------------------------
                                                                     298,985
----------------------------------------------------------------------------

MANUFACTURING (SPECIALIZED) - 0.38%

California Energy Co., Notes, 10.25%, 01/15/04           100,000     105,620
----------------------------------------------------------------------------

NATURAL GAS - 1.73%

Dynegy Inc., Sr. Unsec. Deb., 7.125%, 05/15/18           100,000      98,671
----------------------------------------------------------------------------
Ferrellgas Partners, Series B Sr. Sec. Gtd. Notes,
 9.375%, 06/15/06                                         75,000      75,376
----------------------------------------------------------------------------
KN Energy, Inc., Unsec. Deb., 7.35%, 08/01/26            250,000     263,787
----------------------------------------------------------------------------
PanEnergy Corp., Notes, 7.875%, 08/15/04                  45,000      49,408
----------------------------------------------------------------------------
                                                                     487,242
----------------------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION) - 0.37%

Tennessee Gas Pipeline Co., Bonds,
 7.00%, 03/15/27                                         100,000     104,712
----------------------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT) - 1.41%

AES Corp.
 Sr. Sub. Notes, 10.25%, 07/15/06                         75,000      81,188
----------------------------------------------------------------------------
 Sr. Notes, 8.00%, 12/31/08                              100,000      99,671
----------------------------------------------------------------------------
Arizona Public Service Co., Deb., 8.00%, 12/30/15         75,000      86,266
----------------------------------------------------------------------------
Indiana Michigan Power, Sec. Lease Obligation Bonds,
 9.82%, 12/07/22                                          93,405     126,767
----------------------------------------------------------------------------
                                                                     393,892
----------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 1.54%

AT&T Corp., Sr. Notes, 7.75%, 03/01/07                   150,000     173,046
----------------------------------------------------------------------------
Sprint Capital Corp., Sr. Unsec. Notes, 6.875%,
 11/15/28                                                250,000     260,540
----------------------------------------------------------------------------
                                                                     433,586
----------------------------------------------------------------------------
  Total Domestic Non-Convertible Bonds & Notes (Cost
   $2,666,053)                                                     2,806,177
----------------------------------------------------------------------------

DOMESTIC CONVERTIBLE BONDS - 2.12%

COMPUTERS (HARDWARE) - 1.32%

Candescent Technology Corp., Conv. Sr. Sub.(b) Deb.,
 7.00%, 05/01/03 (Acquired 04/17/98-11/09/98; Cost
 $396,154)                                               412,000     370,800
----------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 0.80%

Global Telesystems Group, Sr. Sub. Notes, 8.75%,
 06/30/00                                                 80,000     225,400
----------------------------------------------------------------------------
  Total Domestic Convertible Bonds (Cost $539,616)                   596,200
----------------------------------------------------------------------------

                         AIM V.I. GLOBAL UTILITIES FUND
70

                                                     PRINCIPAL    MARKET
                                                       AMOUNT      VALUE

FOREIGN NON-CONVERTIBLE BONDS & NOTES -  1.91%(c)

CANADA - 1.91%

Bell Canada (Telecommunications -Cellular/Wireless)
 Unsec. Deb., 10.875%, 10/11/04                 CAD  $   50,000 $    41,386
---------------------------------------------------------------------------
 Series EW Deb., 8.80%, 08/17/05                         50,000      38,846
---------------------------------------------------------------------------
Canadian Oil Debco Inc.
 (Oil & Gas - Exploration & Production),
 Deb., 11.00%, 10/31/00                                 100,000      71,111
---------------------------------------------------------------------------
Ontario Hydro (Electric Companies),
 Sr. Unsec. Notes, 9.00%, 06/24/02                      200,000     147,456
---------------------------------------------------------------------------
Teleglobe Canada, Inc. (Telephone),
 Unsec. Deb., 8.35%, 06/20/03                           100,000      73,064
---------------------------------------------------------------------------
Trans-Canada Pipelines (Natural Gas)
 Unsec. Notes, 8.55%, 02/01/06                           70,000      53,341
---------------------------------------------------------------------------
 Series Q Deb., 10.625%, 10/20/09                       125,000     112,603
---------------------------------------------------------------------------
  Total Foreign Non-Convertible Bonds & Notes (Cost
   $554,253)                                                        537,807
---------------------------------------------------------------------------

FOREIGN CONVERTIBLE BONDS - 2.18%(c)

FRANCE - 0.41%

France Telecom (Telephone), Conv. Bonds,
 2.00%, 01/01/04                                FRF     603,520     114,856
---------------------------------------------------------------------------

UNITED KINGDOM - 1.77%

National Grid Co. PLC, (Electric Companies), Bonds,
 4.25%, 02/17/08                                GBP     240,000     498,569
---------------------------------------------------------------------------
  Total Foreign Convertible Bonds (Cost $504,277)                   613,425
---------------------------------------------------------------------------

U.S. TREASURY SECURITIES - 1.17%

U.S. TREASURY BONDS - 0.61%

7.625%, 02/15/25                                        130,000     171,000
---------------------------------------------------------------------------

U.S. TREASURY NOTES - 0.56%

6.625%, 06/30/01                                        150,000     157,114
---------------------------------------------------------------------------
  Total U.S. Treasury Securities (Cost $292,052)                    328,114
---------------------------------------------------------------------------

REPURCHASE AGREEMENT - 8.51%(d)

Goldman, Sachs & Co., 4.40%, 01/04/99
 (Cost $2,391,815)(e)                                 2,391,815   2,391,815
---------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 99.64%                             27,996,448
---------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES - 0.36%                               137,180
---------------------------------------------------------------------------
NET ASSETS - 100.00%                                            $28,133,628
===========================================================================


NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The market value of these securities at 12/31/98 was $599,617 which represented 2.13% of the Fund's net assets.
(c) Foreign denominated security. Par value and coupon are denominated in currency of country indicated.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreements. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 12/31/98 with a maturing value of $700,342,222. Collateralized by $646,494,000 U.S. Government obligations, 0% to 11.75% due 02/15/99 to 04/15/28 with an aggregate market value at 12/31/98 at $714,694,897.

Abbreviations:
ADR    - American Depositary Receipt
CAD    - Canadian Dollars
Conv.  - Convertible
Deb.   - Debentures
FRF    - French Francs
GBP    - British Pound Sterling
GDR    - Global Depositary Receipt
Gtd.   - Guaranteed
Pfd.   - Preferred
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured
Unsub. - Unsubordinated

See Notes to Financial Statements.

                        AIM V.I. GLOBAL UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1998

ASSETS:

Investments, at market value (cost $20,094,279)           $27,996,448
---------------------------------------------------------------------
Foreign currencies, at value (cost $421)                          423
---------------------------------------------------------------------
Receivables for:
 Capital stock sold                                            35,150
---------------------------------------------------------------------
 Dividends and interest                                       124,164
---------------------------------------------------------------------
Investment for deferred compensation plan                      18,328
---------------------------------------------------------------------
  Total assets                                             28,174,513
---------------------------------------------------------------------

LIABILITIES:

Payables for:
 Capital stock reacquired                                         103
---------------------------------------------------------------------
 Deferred compensation plan                                    18,328
---------------------------------------------------------------------
Accrued advisory fees                                          14,982
---------------------------------------------------------------------
Accrued directors' fees                                           175
---------------------------------------------------------------------
Accrued operating expenses                                      7,297
---------------------------------------------------------------------
  Total liabilities                                            40,885
---------------------------------------------------------------------
Net assets applicable to shares outstanding               $28,133,628
---------------------------------------------------------------------

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

 Authorized                                               250,000,000
---------------------------------------------------------------------
 Outstanding                                                1,620,177
---------------------------------------------------------------------
Net asset value, offering and redemption price per share       $17.36
=====================================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 1998

INVESTMENT INCOME:

Dividends (net of $24,555 foreign withholding tax)              $  488,969
---------------------------------------------------------------------------
Interest                                                           396,662
---------------------------------------------------------------------------
 Total investment income                                           885,631
---------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                      161,488
---------------------------------------------------------------------------
Administrative services fees                                        46,855
---------------------------------------------------------------------------
Custodian fees                                                      22,823
---------------------------------------------------------------------------
Directors' fees and expenses                                         8,926
---------------------------------------------------------------------------
Professional fees                                                   20,541
---------------------------------------------------------------------------
Other                                                               14,694
---------------------------------------------------------------------------
 Total expenses                                                    275,327
---------------------------------------------------------------------------
Less: Expenses paid indirectly                                        (276)
---------------------------------------------------------------------------
 Net expenses                                                      275,051
---------------------------------------------------------------------------
Net investment income                                              610,580
---------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
 SECURITIES, FOREIGN CURRENCIES, FUTURES AND OPTION CONTRACTS:

Net realized gain (loss) from:
 Investment securities                                            (179,826)
---------------------------------------------------------------------------
 Foreign currencies                                                  8,019
---------------------------------------------------------------------------
 Futures contracts                                                 110,924
---------------------------------------------------------------------------
 Option contracts                                                      921
---------------------------------------------------------------------------
                                                                   (59,962)
---------------------------------------------------------------------------
Net unrealized appreciation of:
 Investment securities                                           3,278,067
---------------------------------------------------------------------------
 Foreign currencies                                                    587
---------------------------------------------------------------------------
                                                                 3,278,654
---------------------------------------------------------------------------
 Net gain on investment securities, foreign currencies, futures
  and option contracts                                           3,218,692
---------------------------------------------------------------------------
Net increase in net assets resulting from operations            $3,829,272
===========================================================================

See Notes to Financial Statements.

                         AIM V.I. GLOBAL UTILITIES FUND
72

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1998 and 1997

                                                          1998         1997
                                                       -----------  -----------
OPERATIONS:

 Net investment income                                 $   610,580  $   458,649
--------------------------------------------------------------------------------
 Net realized gain (loss) from investment securities,
  foreign currencies, futures and option contracts         (59,962)     176,145
--------------------------------------------------------------------------------
 Net unrealized appreciation of investment securities
  and foreign currencies                                 3,278,654    2,779,707
--------------------------------------------------------------------------------
  Net increase in net assets resulting from operations   3,829,272    3,414,501
--------------------------------------------------------------------------------
Dividends to shareholders from net investment income      (450,038)          --
--------------------------------------------------------------------------------
Distributions from net realized gains                     (187,121)      (6,795)
--------------------------------------------------------------------------------
Net increase from capital stock transactions             2,862,654    5,095,582
--------------------------------------------------------------------------------
  Net increase in net assets                             6,054,767    8,503,288
--------------------------------------------------------------------------------

NET ASSETS:

 Beginning of year                                      22,078,861   13,575,573
--------------------------------------------------------------------------------
 End of year                                           $28,133,628  $22,078,861
================================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)            $19,698,693  $16,836,039
--------------------------------------------------------------------------------
 Undistributed net investment income                       608,138      439,576
--------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from
  investment securities, foreign currencies, futures
  and option contracts                                     (75,451)     179,652
--------------------------------------------------------------------------------
 Unrealized appreciation of investment securities,
  foreign currencies and option contracts                7,902,248    4,623,594
--------------------------------------------------------------------------------
                                                       $28,133,628  $22,078,861
================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1998

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM Variable Insurance Funds, Inc. (the "Company"), is a Maryland corporation organized on January 22, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, series, management investment company consisting of fifteen portfolios. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the AIM V.I. Global Utilities Fund (the "Fund"). The Fund's investment objective is to achieve a high level of current income, and as a secondary objective the Fund seeks to achieve capital appreciation, by investing primarily in the common and preferred stocks of public utility companies (either domestic or foreign). Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or, absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Short-term obligations having

                        AIM V.I. GLOBAL UTILITIES FUND

   60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -Securities transactions are accounted for on a trade date basis. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains or losses from securities transactions are recorded on the identified cost basis. On December 31, 1998, undistributed net realized gain (loss) was decreased and undistributed net investment income was increased by $8,020 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Federal Income Taxes - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund had capital loss carryforwards (which may be carried forward to offset future taxable capital gains, if any) of $50,716, which expires, if not previously utilized, through the year 2006. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.
D. Stock Index Futures Contracts - The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred.
   When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the amount of a purchase or sale of a security denominated in a foreign currency in order to "lock-in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options - The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
   A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Put options - The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the options' underlying instrument at a fixed strike price. In return for this right, a Fund pays an option premium. The option's underlying instrument may be a security, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a

                        AIM V.I. GLOBAL UTILITIES FUND
74
   portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement between the Company and AIM, with respect to the Fund, the Company has agreed to reimburse certain administrative costs incurred in providing accounting services and other administrative services to the Fund. During the year ended December 31, 1998, AIM was reimbursed $46,855 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the year ended December 31, 1998, the Fund incurred legal fees of $3,476 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3 - INDIRECT EXPENSES
The Fund received reductions in custodian fees of $276 under an expense offset arrangement. The effect of this arrangement resulted in a reduction of the Fund's total expenses of $276 during the year ended December 31, 1998.

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1998 was $10,839,264 and $6,928,632, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1998 is as follows:

Aggregate unrealized appreciation of investment securities    $8,036,931
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (134,773)
-------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $7,902,158
=========================================================================

 Cost of investments for tax purposes is $20,094,290.

NOTE 6 - CAPITAL STOCK
Changes in capital stock outstanding during the years ended December 31, 1998 and 1997 were as follows:

                                  1998                   1997
                           --------------------  ---------------------
                            SHARES     AMOUNT     SHARES     AMOUNT
                           --------  ----------  --------  -----------
Sold                        516,028  $8,375,181   505,614  $ 6,971,987
-----------------------------------------------------------------------
Issued as reinvestment of
 distributions               37,858     637,159       459        6,795
-----------------------------------------------------------------------
Reacquired                 (380,439) (6,149,686) (140,799)  (1,883,200)
-----------------------------------------------------------------------
                            173,447  $2,862,654   365,274  $ 5,095,582
=======================================================================

NOTE 7 - OPTION CONTRACTS WRITTEN
Transactions in call options written during the year ended December 31, 1998 are summarized as follows:

                      OPTION CONTRACTS
                     ------------------
                     NUMBER OF PREMIUMS
                     CONTRACTS RECEIVED
                     --------- --------
Beginning of period        --   $  --
---------------------------------------
Written                14,000     921
---------------------------------------
Closed                (14,000)   (921)
---------------------------------------
Expired                    --      --
---------------------------------------
End of period              --   $  --
=======================================

                        AIM V.I. GLOBAL UTILITIES FUND

NOTE 8 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during each of the years in the three-year period ended December 31, 1998, the eleven months ended December 31, 1995 and the period May 2, 1994 (date operations commenced) through January 31, 1995.

                                  DECEMBER 31,
                         ---------------------------------------        JANUARY 31,
                          1998        1997     1996        1995            1995
                         -------     -------  -------     ------        -----------
Net asset value,
 beginning of period     $ 15.26     $ 12.55   $11.64      $9.69          $10.00
---------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income     0.35        0.32     0.40       0.29            0.27
---------------------------------------------------------------------------------------
  Net gains (losses) on
   securities (both
   realized and
   unrealized)              2.15        2.40     0.99       1.98           (0.33)
---------------------------------------------------------------------------------------
  Total from investment
   operations               2.50        2.72     1.39       2.27           (0.06)
---------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
   investment income       (0.28)         --    (0.41)     (0.31)          (0.25)
---------------------------------------------------------------------------------------
  Distributions from net
   realized gains          (0.12)      (0.01)   (0.07)     (0.01)             --
---------------------------------------------------------------------------------------
  Total distributions      (0.40)      (0.01)   (0.48)     (0.32)          (0.25)
---------------------------------------------------------------------------------------
Net asset value, end of
 period                  $ 17.36     $ 15.26   $12.55     $11.64          $ 9.69
=======================================================================================
Total return(a)            16.49%      21.63%   12.07%     23.73%          (0.56)%
=======================================================================================

Ratios/supplemental data:

Net assets, end of
 period (000s omitted)   $28,134     $22,079  $13,576     $8,394          $2,958
=======================================================================================
Ratio of expenses to
 average net assets         1.11%(b)    1.28%    1.40%(c)   1.47%(c)(d)     1.31%(d)(e)
=======================================================================================
Ratio of net investment
 income to average net
 assets                     2.46%(b)    2.81%    3.56%(c)   3.76%(c)(d)     4.39%(d)(e)
=======================================================================================
Portfolio turnover rate       32%         28%      47%        58%             69%
=======================================================================================

(a) Totals returns are not annualized for periods less than one year.
(b) Ratios are based on average net assets of $24,844,324.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average net assets prior to fee waivers and/or expense reimbursements were 1.55%, 3.42% for 1996 and 2.44% (annualized) and 2.79% (annualized) for 1995.
(d) Annualized.
(e) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average net assets prior to fee waivers and/or expense reimbursements were 2.80% (annualized) and 2.90% (annualized), respectively.
                        AIM V.I. GLOBAL UTILITIES FUND
76

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. Global Utilities Fund, a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, the eleven month period ended December 31, 1995, and the period May 2, 1994 (commencement of operations) through January 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Global Utilities Fund, as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, the eleven month period ended December 31, 1995, and the period May 2, 1994 (commencement of operations) through January 31, 1995 in conformity with generally accepted accounting principles.

                                 TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 3, 1999



                         AIM V.I. GLOBAL UTILITIES FUND


The Managers' Overview

FUND PROVIDES STABILITY IN
TURBULENT MARKET ENVIRONMENT

A roundtable discussion with the Fund management team for AIM V.I. Government
Securities Fund for the fiscal year ended December 31, 1998.
------------------------------------------------------------------------------------------------------------------------------------
Q. IT WAS A VOLATILE TIME FOR EQUITY AND     PORTFOLIO COMPOSITION                        we spread the Fund's assets among U.S.
FIXED-INCOME MARKETS ALIKE. HOW DID THE                                                   government bonds that have a variety of
FUND PERFORM DURING THE TWELVE MONTHS        As of 12/31/98, based on total investments   maturities and coupon rates. However, it
ENDED DECEMBER 31, 1998?                                                                  is not unusual to re-allocate some of our
A. Despite an environment rife with          Pie Chart                                    assets into securities that may respond
turmoil and volatility, AIM V.I.                                                          favorably to the existing market
Government Securities Fund stayed in line    Mortgage-Backed Obligations      68.46%      conditions.
with its primary objective of providing a    U.S. Treasury Obligations        15.78%          As a general rule, the shorter the
steady flow of income while preserving       U.S. Agency Obligations          10.54%      time period before a securities' maturity
capital. For the fiscal year ended           Cash Equivalent                   5.22%      the less volatile its price and yield.
December 31, 1998, the Fund's total                                                       Thus, in times of uncertainty in the bond
return was 7.73%.                            Please keep in mind that the Fund's          market, the Fund may allocate more assets
                                             portfolio composition is subject to change   toward shorter-term securities, like five
Q. WHAT WERE THE MAJOR FACTORS INFLUENCING   and there is no assurance the Fund will      year notes, to help temper the volatility
THE INVESTING ENVIRONMENT DURING 1998?       continue to hold any particular security.    of the Fund's portfolio and protect
A. In general, the reporting period was a                                                 capital.
tumultuous one as the Asian economic                                                          At the same time, mortgage-backed
crisis that began in the latter half of      beneficiaries of this volatile investment    securities and bonds with longer
1997 spent 1998 intermittently wreaking      environment were the government bonds in     maturities, like 10-year U.S. Treasury
havoc in both equity and fixed income        the United States and the industrialized     notes, are more susceptible to price
markets. Certainly this was most evident     nations in Europe. As these securities are   fluctuations in a volatile market. While
in August and September when a combination   backed by the full faith and credit of       this creates a relatively greater risk, it
of factors stemming from Asia resulted in    their governments, they were viewed as a     also offers greater opportunity for income
a fear-driven global flight from all forms   safe haven throughout this time of unrest.   and growth of capital. In times of market
of investment risk.                              Markets eventually rebounded after a     stability, the Fund may allocate a greater
    In a matter of weeks aspirations for     series of interest rate cuts by the          amount of its assets to these types of
total returns were replaced with those of    Federal Reserve Board (the Fed.) However,    securities to take advantage of yield and
preservation of capital. Investors           the effects of the market sell-off left      total return opportunities.
abandoned riskier securities causing         many investors wary. As investors had            Overall, our primary goal is to
equity and nongovernment bond markets        watched the value of riskier securities      provide a product for the investor that
around the world to tumble. The chief        plummet, many saw fit to diversify their     will maintain a low level of volatility
                                             assets by adding a relatively more stable    while producing competitive returns.
            ---------------                  asset in their portfolio, such as AIM V.I.   Through diversification, the Fund strives
                                             Government Securities Fund, to dampen        to combine the average price volatility of
     Our primary goal is to provide          market volatility.                           a five-year Treasury note with the
                                                                                          distribution yield of a thirty-year
  a product for the investor that will       Q. HOW DOES THE FUND'S STRATEGY COMPENSATE   Treasury bond.
                                             FOR TIMES OF MARKET UNCERTAINTY?
 maintain a low level of volatility while    A. Diversification is a key element in       Q.HOW WAS THIS INVESTMENT STRATEGY
                                             weathering market volatility. As a result    UTILIZED DURING THE VOLATILTY IN AUGUST
      producing competitive returns.                                                      AND SEPTEMBER?
                                                                                          A. As market volatility typically results
             ---------------                                                              in a demand for the relatively safer
                                                                                          securities like U.S. Treasuries, we
                                                                                          reduced our exposure to mortgage-backed
                                                                                          securities while reallocating a portion of
                                                                                          our assets

78                     AIM V.I. GOVERNMENT SECURITIES FUND

in Treasuries. This proved beneficial for    Q. WHAT IS YOUR OUTLOOK FOR THE NEAR-TERM?   As in 1998, the devaluation of a currency
the Fund as the third quarter witnessed a    A. While it appeared at the mid-point of     or a similar economic crisis could result
surging demand for Treasuries.               this year that the robust economic growth    in investors rushing back into the U.S.
                                             might result in an increase in the Federal   Treasury market and additional rate cuts.
Q. HOW DID FALLING INTEREST RATES AFFECT     Funds rate, it soon became apparent that         On the domestic front, most analysts
THE FUND'S HOLDINGS IN MORTGAGE BACKED       Asia's economic struggles and their          expect a slowdown in U.S. economic growth
SECURITIES?                                  effects on the global marketplace would      and a continuation of relatively low
A. Historically, the Fund maintains a        not allow for such action. Instead, the      inflation. Historically, these conditions
substantial weighting in mortgage-backed     Fed cut short-term rates by 0.75% in the     have proven beneficial for bond investors
securities as they can provide a yield       final months of 1998 to enhance worldwide    Regardless of what the coming year may
that is generally higher than intermediate-  liquidity. In addition, the Fed has made     bring, AIM V.I. Government Securities Fund
term Treasury securities. Despite the fact   it clear that it will not hesitate to        will strive to tailor the portfolio to
that the Fed cut rates three times during    lower rates again if need dictates.          market conditions as they change
the Fall--causing longer-term interest       Uncertainty still remains regarding Japan    throughout the coming year. In doing so,
rates to fall in tandem--the Fund did not    and the emerging markets of Asia and Latin   the Fund will endeavor to provide the same
suffer any serious setbacks. This can be     America, specifically in China and Brazil.   stability and level of income it has in
largely attributed to the research                                                        the past.
intensive approach we take in selecting
these securities. Using thorough research,   GROWTH OF A $10,000 INVESTMENT
the Fund targets mortgages which are less
likely to be refinanced. While mortgage      From 5/5/93-12/31/98
refinancings did increase on the whole
during the fall, we found that our careful                                     Lehman Brothers
selection process sufficiently reduced the              AIM V.I. Government     Intermediate
impact of refinancings on the Fund.                       Securities Fund   Government Bond Index
                                                                   (In thousands)
Q. HOW WAS THE FUND POSITIONED AT THE END    5/5/93          $10,000               $10,000
OF THE REPORTING PERIOD?                     12/93            10,355                10,346          AVERAGE ANNUAL TOTAL RETURN
A. The third-quarter flight from risk        6/94              9,922                10,098
caused prices of mortgage-backed             12/94             9,969                10,165          As of 12/31/98
securities to decline. As prices declined,   6/95             10,935                11,083
yields on these securities rose              12/95            11,520                11,632          Inception (5/5/93)    5.76%
considerably in relation to Treasury         6/96             11,316                11,630          5 Years               5.80
yields. With low prices and attractive       12/96            11,784                12,104          1 Year                7.73
yields, the mortgage-backed markets were     6/97             12,094                12,438
awash with bargains. As it became clear      12/97            12,745                13,039
that investor confidence was returning and   6/98             13,211                13,479
that the Treasury rally was in its final     12/98            13,730                14,143
stages, management was able to reduce its
weighting in the lower-yielding Treasury
securities and add value to the portfolio    Market volatility can significantly affect short-term performance. Results of an with underpriced, higher-yielding mortgage-  investment made today may differ substantially from the historical performance
backed securities.                           shown.
    Typically, we like an asset allocation
of approximately 60% Mortgages, 25% U.S.     The performance figures shown represent the AIM V.I. Government Securities Fund
Treasury securities, 10% U.S. Agency         and are not intended to reflect actual annuity values, and do not reflect
obligations, and 5% cash and cash            charges at the separate account level which, if applied, would lower the
equivalents. As you can see from the         performance results. The Fund's performance figures are historical and reflect
accompanying pie chart, we have returned     reinvestment of all distributions and changes in the net asset value. The Funds'
the portfolio close to the levels that the   investment return and principal value will fluctuate so that Fund shares, when
Fund prefers.                                redeemed, may be worth more ore less than their original cost. Source: Tower
                                             Data Systems HYPO/Registered Trademark/.
                                                 The Lehman Brothers Intermediate Government Bond Index is an unmanaged composite generally considered representative of intermediate U.S. Treasury and
                                             U.S. government agency securities. Results shown here are for the period 4/30/93 through 12/31/98. Source: Lipper Analytical Services, Inc. Index results are for the period 4/30/93-12/31/98.
                                                 An Investment cannot be made in the indexes listed. Index results include reinvested dividends.

              AIM V.I. GOVERNMENT SECURITIES FUND                            79

SCHEDULE OF INVESTMENTS

December 31, 1998

                                                     PRINCIPAL    MARKET
                                                       AMOUNT      VALUE

U.S. GOVERNMENT AGENCY SECURITIES - 101.99%

FEDERAL FARM CREDIT BANK - 3.88%

Medium term notes
 5.96%, 07/14/03                                     $  200,000 $   206,830
---------------------------------------------------------------------------
 5.80%, 06/17/05                                      1,000,000   1,030,620
---------------------------------------------------------------------------
 6.22%, 06/17/08                                      1,000,000   1,020,460
---------------------------------------------------------------------------
                                                                  2,257,910
---------------------------------------------------------------------------

FEDERAL HOME LOAN BANK - 4.15%

Debentures
 8.375%, 10/25/99                                       150,000     154,281
---------------------------------------------------------------------------
 6.00%, 06/27/00                                        250,000     253,985
---------------------------------------------------------------------------
 5.97%, 12/11/00                                      1,000,000   1,019,900
---------------------------------------------------------------------------
 7.31%, 07/06/01                                        500,000     528,280
---------------------------------------------------------------------------
 8.17%, 12/16/04                                        400,000     459,712
---------------------------------------------------------------------------
                                                                  2,416,158
---------------------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORP. ("FHLMC") - 20.98%

Debentures
 6.13%, 08/19/99                                        150,000     151,287
---------------------------------------------------------------------------
Pass through certificates
 6.00%, 11/01/08 to 08/01/10                            692,788     699,280
---------------------------------------------------------------------------
 6.50%, 12/01/08 to 01/14/29                          8,612,043   8,695,795
---------------------------------------------------------------------------
 7.00%, 11/01/10 to 01/01/26                          1,316,740   1,350,198
---------------------------------------------------------------------------
 10.50%, 08/01/19                                       175,967     193,618
---------------------------------------------------------------------------
 8.50%, 08/01/24 to 12/01/26                          1,064,597   1,118,576
---------------------------------------------------------------------------
                                                                 12,208,754
---------------------------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") - 35.73%

Debentures
 4.696%, 06/02/99                                       500,000     499,600
---------------------------------------------------------------------------
 8.25%, 12/18/00                                        500,000     531,060
---------------------------------------------------------------------------
 7.50%, 02/01/02                                      1,350,000   1,445,756
---------------------------------------------------------------------------
 7.55%, 04/22/02                                        400,000     430,612
---------------------------------------------------------------------------
 8.50%, 02/01/05                                        500,000     516,845
---------------------------------------------------------------------------
 5.75%, 06/15/05                                        500,000     513,945
---------------------------------------------------------------------------
Medium term notes
 7.375%, 03/28/05                                       300,000     333,747
---------------------------------------------------------------------------
Pass through certificates
 7.50%, 11/01/09 to 07/01/27                          2,444,502   2,519,349
---------------------------------------------------------------------------
 7.00%, 07/01/11 to 01/01/28                          4,745,887   4,860,237
---------------------------------------------------------------------------
 6.50%, 10/01/10 to 06/01/23(a)(b)                    1,446,854   1,470,115
---------------------------------------------------------------------------
 6.00%, 10/01/13 to 12/01/13                          2,981,962   2,992,190
---------------------------------------------------------------------------
 5.50%, 01/20/14(a)(b)                                4,000,000   3,954,261
---------------------------------------------------------------------------
 8.50%, 09/01/24                                        173,169     182,368
---------------------------------------------------------------------------

                                                     PRINCIPAL    MARKET
                                                       AMOUNT      VALUE

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA") - CONTINUED

STRIPS(a)

 7.37%, 10/09/19                                     $1,800,000 $   538,218
---------------------------------------------------------------------------
                                                                 20,788,303
---------------------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") - 31.68%

Pass through certificates
 9.50%, 08/15/03 to 09/15/16                             52,981      57,265
---------------------------------------------------------------------------
 9.00%, 09/15/08 to 10/15/16                            121,713     130,650
---------------------------------------------------------------------------
 11.00%, 10/15/15                                        26,171      29,107
---------------------------------------------------------------------------
 10.50%, 09/15/17 to 11/15/19                            29,476      32,460
---------------------------------------------------------------------------
 10.00%, 06/15/19                                       939,580   1,027,665
---------------------------------------------------------------------------
 6.50%, 12/15/23                                        417,615     424,790
---------------------------------------------------------------------------
 8.00%, 10/15/25 to 07/15/26                          2,107,426   2,198,099
---------------------------------------------------------------------------
 7.50%, 05/15/27 to 08/15/28                          2,703,267   2,791,836
---------------------------------------------------------------------------
 7.00%, 04/15/28 to 06/15/28                          3,707,135   3,799,189
---------------------------------------------------------------------------
 6.00%, 01/21/29(a)(b)                                8,000,000   7,941,015
---------------------------------------------------------------------------
                                                                 18,432,076
---------------------------------------------------------------------------

PRIVATE EXPORT FUNDING COMPANY - 0.55%

Debentures
 7.30%, 01/31/02                                        300,000     318,633
---------------------------------------------------------------------------

STUDENT LOAN MARKETING ASSOCIATION - 1.39%

Debentures
 4.838%, 02/22/99                                       500,000     499,900
---------------------------------------------------------------------------
 5.55%, 12/15/99                                        150,000     151,125
---------------------------------------------------------------------------
 6.50%, 08/01/02                                        150,000     157,262
---------------------------------------------------------------------------
                                                                    808,287
---------------------------------------------------------------------------

TENNESSEE VALLEY AUTHORITY - 3.63%

Debentures
 6.375%, 06/15/05                                     2,000,000   2,114,460
---------------------------------------------------------------------------
  Total U.S. Government Agency Securities
   (Cost $58,447,599)                                            59,344,581
---------------------------------------------------------------------------

U.S. TREASURY SECURITIES - 20.37%

U.S. TREASURY NOTES & BONDS - 18.75%

 6.125%, 12/31/01                                       500,000     520,840
---------------------------------------------------------------------------
 6.00%, 07/31/02                                        300,000     313,026
---------------------------------------------------------------------------
 5.25%, 08/15/03                                      3,500,000   3,590,545
---------------------------------------------------------------------------
 5.50%, 02/15/08                                      1,000,000   1,059,290
---------------------------------------------------------------------------
 6.875%, 08/15/25                                       500,000     606,180
---------------------------------------------------------------------------
 6.125%, 11/15/27                                     1,500,000   1,679,850
---------------------------------------------------------------------------
 5.50%, 08/15/28                                      3,000,000   3,140,910
---------------------------------------------------------------------------
                                                                 10,910,641
---------------------------------------------------------------------------

                      AIM V.I. GOVERNMENT SECURITIES FUND
80

                                                     PRINCIPAL
                                                       AMOUNT   MARKET VALUE

U.S. TREASURY STRIPS(c) - 1.62%

 5.378%, 05/15/06                                    $  750,000 $    527,393
-----------------------------------------------------------------------------
 6.80%, 11/15/18                                      1,250,000      414,837
-----------------------------------------------------------------------------
                                                                     942,230
-----------------------------------------------------------------------------
  Total U.S. Treasury Securities
   (Cost $11,566,802)                                             11,852,871
-----------------------------------------------------------------------------

REPURCHASE AGREEMENT - 6.74%(d)

SBC Warburg Dillion Read , Inc., 4.75%,
 01/04/99(e)  (Cost $3,921,882)                       3,921,882    3,921,882
-----------------------------------------------------------------------------
TOTAL INVESTMENTS - 129.10%                                       75,119,334
-----------------------------------------------------------------------------
LIABILITIES LESS OTHER ASSETS - (29.10%)                         (16,934,653)
-----------------------------------------------------------------------------
NET ASSETS - 100.00%                                            $ 58,184,681
=============================================================================

NOTES TO SCHEDULE OF INVESTMENTS:
(a) At 12/31/98, cost of securities purchased on a when-issued basis totaled $15,929,375.
(b) These securities are subject to dollar roll transactions. See Note 1 of Notes to Financial Statements.
(c) STRIPS are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 12/31/98 with a maturing value of $1,000,527,778. Collateralized by $2,207,068,000 U.S. Government
    obligations, 0% to 6.75%, due 06/30/99 to 11/15/21 with an aggregate market value at 12/31/98 of $1,020,001,079.

Abbreviation:
STRIPS - Separately Traded Registered Interest and Principal Security


See Notes to Financial Statements.

                      AIM V.I. GOVERNMENT SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1998


ASSETS:

Investments, at market value (cost $73,936,283)           $ 75,119,334
----------------------------------------------------------------------
Receivables for:
 Capital stock sold                                             37,061
----------------------------------------------------------------------
 Interest                                                      482,349
----------------------------------------------------------------------
Investment for deferred compensation plan                       21,587
----------------------------------------------------------------------
Other assets                                                     6,610
----------------------------------------------------------------------
  Total assets                                              75,666,941
----------------------------------------------------------------------

LIABILITIES:

Payables for:
 Investments purchased                                      15,929,375
----------------------------------------------------------------------
 Capital stock reacquired                                    1,479,184
----------------------------------------------------------------------
 Deferred compensation plan                                     21,587
----------------------------------------------------------------------
Accrued advisory fees                                           24,918
----------------------------------------------------------------------
Accrued administrative services fees                             2,655
----------------------------------------------------------------------
Accrued operating expenses                                      24,541
----------------------------------------------------------------------
  Total liabilities                                         17,482,260
----------------------------------------------------------------------
Net assets applicable to shares outstanding               $ 58,184,681
======================================================================

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

 Authorized                                                250,000,000
----------------------------------------------------------------------
 Outstanding                                                 5,205,570
----------------------------------------------------------------------
Net asset value, offering and redemption price per share        $11.18
======================================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1998

INVESTMENT INCOME:

Interest                                                  $2,890,554
--------------------------------------------------------------------

EXPENSES:

Advisory fees                                                221,956
--------------------------------------------------------------------
Administrative services fees                                  43,129
--------------------------------------------------------------------
Custodian fees                                                20,817
--------------------------------------------------------------------
Directors' fees and expenses                                   8,172
--------------------------------------------------------------------
Interest expense                                              20,591
--------------------------------------------------------------------
Professional fees                                             27,641
--------------------------------------------------------------------
Other                                                         17,635
--------------------------------------------------------------------
  Total expenses                                             359,941
--------------------------------------------------------------------
Net investment income                                      2,530,613
--------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES:

Net realized gain from investment securities                 241,993
--------------------------------------------------------------------
Net unrealized appreciation of investment securities         445,919
--------------------------------------------------------------------
 Net gain on investment securities                           687,912
--------------------------------------------------------------------
Net increase in net assets resulting from operations      $3,218,525
====================================================================

See Notes to Financial Statements.

                      AIM V.I. GOVERNMENT SECURITIES FUND
82

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1998 and 1997

                                                        1998         1997
                                                     -----------  -----------
OPERATIONS:

Net investment income                                $ 2,530,613  $ 1,620,458
------------------------------------------------------------------------------
Net realized gain (loss) from investment securities      241,993     (100,162)
------------------------------------------------------------------------------
Net unrealized appreciation of investment
 securities                                              445,919      728,502
------------------------------------------------------------------------------
    Net increase in net assets resulting from
     operations                                        3,218,525    2,248,798
------------------------------------------------------------------------------
Dividends from net investment income                  (1,611,964)     (15,600)
------------------------------------------------------------------------------
Net increase from capital stock transactions          22,778,324    7,040,082
------------------------------------------------------------------------------
    Net increase in net assets                        24,384,885    9,273,280
------------------------------------------------------------------------------

NET ASSETS:

 Beginning of year                                    33,799,796   24,526,516
------------------------------------------------------------------------------
 End of year                                         $58,184,681  $33,799,796
==============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)          $54,757,995  $31,984,676
------------------------------------------------------------------------------
 Undistributed net investment income                   2,488,745    1,585,397
------------------------------------------------------------------------------
 Undistributed net realized gain (loss) from
  investment securities                                 (245,110)    (507,409)
------------------------------------------------------------------------------
 Unrealized appreciation of investment securities      1,183,051      737,132
------------------------------------------------------------------------------
                                                     $58,184,681  $33,799,796
==============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1998

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
 AIM Variable Insurance Funds, Inc. (the "Company"), is a Maryland corporation organized on January 22, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, series, management investment company consisting of fifteen portfolios. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the AIM V.I. Government Securities Fund (the "Fund"). The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the United States Government. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.

A. Security Valuations - Debt obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities, and instrumentalities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and seasoning differential. Securities for which market prices are not provided by the pricing service are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. The Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage security held in the portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar

                      AIM V.I. GOVERNMENT SECURITIES FUND
   security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be reinvested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold.
   Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.
   Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. Realized gains or losses from securities transactions are recorded on the identified cost basis.
   On December 31, 1998, undistributed net realized gain (loss) was increased $20,306, undistributed net investment income was decreased $15,301 and paid in capital was decreased $5,005 as a result of permanent book/tax difference due to the differing book/tax treatment for principal paydown losses on mortgage back securities. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Federal Income Taxes - For federal income tax purposes, each portfolio in the Company is taxed as a separate entity. It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund had capital loss carryforwards (which may be carried forward to offset future taxable capital gains, if any) of $180,497, which expires, if not previously utilized, through the year 2004. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.50% of the first $250 million of the Fund's average daily net assets, plus 0.45% of the Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement between the Company and AIM, with respect to the Fund, the Company has agreed to reimburse certain administrative costs incurred in providing accounting services and other administrative services to the Fund. During the year ended December 31, 1998, AIM was reimbursed $43,129 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor of the Fund's shares.
 Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the year ended December 31, 1998, the Fund incurred legal fees of $3,499 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3 - DIRECTORS' FEES
 Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest a director's fees, if so elected by such director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4 - BORROWINGS
 Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed-upon price and date. Proceeds from reverse repurchase agreements are treated as borrowings. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities will subsequently be repurchased as specified in the agreements. The maximum amount outstanding during the year ended December 31, 1998 was $3,683,750 while borrowings averaged $940,485 per day with a weighted average interest rate of 2.19%. No borrowings existed at December 31, 1998.
 The Fund will limit its borrowings from banks, reverse repurchase agreements and dollar roll transactions to an aggregate of 33 1/3% of its total assets at the time of investment. The Fund will not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets.

NOTE 5 - INVESTMENT SECURITIES
 The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1998 was $55,684,558 and $33,064,108, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of December 31, 1998 is as follows:

Aggregate unrealized appreciation of investment securities    $1,245,286
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (126,848)
-------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $1,118,438
========================================================================-

 Cost of investments for tax purposes is $74,000,896.

NOTE 6 - CAPITAL STOCK
 Changes in capital stock outstanding during the years ended December 31, 1998 and 1997 were as follows:

                                    1998                    1997
                           -----------------------  ----------------------
                             SHARES      AMOUNT      SHARES      AMOUNT
                           ----------  -----------  ---------  -----------
Sold                        3,062,093  $34,224,621  1,272,288  $13,023,561
---------------------------------------------------------------------------
Issued as reinvestment of
 dividends                    144,183    1,611,964      1,468       15,600
---------------------------------------------------------------------------
Reacquired                 (1,168,506) (13,058,261)  (591,274)  (5,999,079)
---------------------------------------------------------------------------
                            2,037,770  $22,778,324    682,482  $ 7,040,082
===========================================================================

                      AIM V.I. GOVERNMENT SECURITIES FUND
84

NOTE 7 - FINANCIAL HIGHLIGHTS
 Shown below are the financial highlights for a share outstanding of the Fund during each of the years in the three-year period ended December 31, 1998, the eleven months ended December 31, 1995, the year ended January 31, 1995 and the period May 5, 1993 (date operations commenced) through January 31, 1994.

                                    DECEMBER 31,                       JANUARY 31,
                           -------------------------------------     -------------------
                            1998        1997     1996     1995        1995        1994
                           -------     -------  -------  -------     -------     -------
Net asset value,
 beginning of period       $ 10.67     $  9.87  $ 10.17  $  9.39     $ 10.24     $ 10.00
-----------------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income       0.63(a)     0.59     0.58     0.54        0.53        0.38
-----------------------------------------------------------------------------------------------
  Net gains (losses) on
   securities (both
   realized and
   unrealized)                0.20        0.22    (0.35)    0.74       (0.88)       0.10
-----------------------------------------------------------------------------------------------
    Total from investment
     operations               0.83        0.81     0.23     1.28       (0.35)       0.48
-----------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
   investment income         (0.32)      (0.01)   (0.53)   (0.50)      (0.50)      (0.24)
-----------------------------------------------------------------------------------------------
Net asset value, end of
 period                    $ 11.18     $ 10.67  $  9.87  $ 10.17     $  9.39     $ 10.24
===============================================================================================
Total return(b)               7.73%       8.16%    2.29%   13.84%      (3.42)%      4.78%
===============================================================================================

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period
 (000s omitted)            $58,185     $33,800  $24,527  $19,545     $12,887     $10,643
===============================================================================================
Ratio of expenses
 (exclusive of interest
 expense) to average net
 assets                       0.76%(c)    0.87%    0.91%    1.19%(d)    0.95%(e)    1.00%(d)(e)
===============================================================================================
Ratio of net investment
 income to average net
 assets                       5.70%(c)    5.85%    5.80%    5.78%(d)    5.51%(f)    4.74%(d)(f)
===============================================================================================
Portfolio turnover rate         78%         66%      32%      41%         29%          0%
===============================================================================================
Borrowings for the
 period:
Amount of debt
 outstanding at end of
 period (000s omitted)          --          --       --       --          --          --
===============================================================================================
Average amount of debt
 outstanding during the
 period (000s omitted)(g)  $   940          --       --       --          --          --
===============================================================================================
Average number of shares
 outstanding during the
 period (000s omitted)(g)    3,992          --       --       --          --          --
===============================================================================================
Average amount of debt
 per share during the
 period                    $0.2355          --       --       --          --          --
===============================================================================================

(a) Calculated using average shares outstanding.
(b) Total returns are not annualized for periods less than one year.
(c) Ratios are based on average net assets of $44,391,219.
(d) Annualized.
(e) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.10% and 1.80% (annualized) for January 1995 and 1994, respectively.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 5.35% and 3.94% (annualized) for January 1995 and 1994, respectively.
(g) Averages computed on a daily basis.

                      AIM V.I. GOVERNMENT SECURITIES FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. Government Securities Fund, a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, the eleven month period ended December 31, 1995, the year ended January 31, 1995, and the period May 5, 1993 (commencement of operations) through January 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Government Securities Fund, as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, the eleven month period ended December 31, 1995, the year ended January 31, 1995 and the period May 5, 1993 (commencement of operations) through January 31, 1994 in conformity with generally accepted accounting principles.

                                 TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 3, 1999

                      AIM V.I. GOVERNMENT SECURITIES FUND

The Managers' Overview

LARGE CAPS CONTINUE TO
BUFFER MARKET TURMOIL

A roundtable discussion with the Fund management team for AIM V.I. Growth Fund for the fiscal year ended December 31, 1998.
------------------------------------------------------------------------------------------------------------------------------------
Q.  HOW DID AIM V.I. GROWTH FUND PERFORM     Q.  GIVEN CURRENT MARKET CONDITIONS, HOW                  ------------
DURING THE MARKET TURBULENCE IN 1998?        DID YOU MANAGE THE PORTFOLIO?
A.  The Fund continued to deliver solid      A.  The Fund holds both core and earnings-      Large-cap stocks, which represented
performance despite market volatility        momentum stocks. When we say "core"
during the year. For the fiscal year ended   holdings, we are referring to companies        more than 80% of the Fund's portfolio,
December 31, 1998, total return was an       with long-term records of robust and
impressive 34.12%. Long-term performance     reliable earnings growth. Earnings-             did well in this changing environment,
for the Fund remained excellent, as shown    momentum stocks refer to those seeing a
on the following page.                       recent burst of earnings growth. When the    as they have for the past couple of years.
                                             economy accelerates and most companies
Q.  WHAT WERE THE MAJOR TRENDS IN THE STOCK  exhibit strong earnings growth, we tend to                ------------
MARKET DURING THE REPORTING PERIOD?          increase our holdings of earnings-momentum
A.  Stock performance was greatly affected   stocks. However, in the current market       consumer staples, 16.5%. We believe these
by the second wave of "Asian contagion" in   environment, when the economy is expected    three sectors continue to have excellent
1998 when currency troubles in Asia made     to slow, we have reduced the number of       long-term growth potential. During the
their way to the U.S. market. Russia's       earnings-momentum holdings and invested in   reporting period, we reduced our financial
bond default and the downturn that ensued    the more stable and more predictable core    holdings significantly while increasing
involved even the very large, very liquid    holdings. Core holdings now represent 50%    our holdings in the technology sector.
stocks that were chiefly responsible for     of the Fund, compared to less than 25% a
the U.S. market's earlier rise.              year ago.                                    Q.  WHY DID YOU REDUCE THE FUND'S HOLDING
Domestically, the market was hit by the        At the close of the fiscal year, the       IN THE FINANCIAL SECTOR?
collapse of several hedge funds.             Fund's top sector holdings included:         A.  Financial stocks, which represented
  The Federal Reserve Board (the Fed) cut    technology, 33.5%; health care, 17.6%; and   almost 20% of the Fund six months ago,
interest rates three times during the                                                     were reduced to 8.8% at the end of the
year, hoping to shelter the United States    TOP 10 EQUITY HOLDINGS                       fiscal year largely because of volatility
from a potential global recession. Boosted                                                in the global financial markets. Financial
by the Fed easing, the U.S. market halted    As of 12/31/98, based on total net assets    services stocks were among the hardest hit
its downturn and rebounded. Many stocks                                                   during the market downturn. Big money-
that had experienced losses earlier in the    1. America Online, Inc.              4.99%  center banks, such as Chase Manhattan,
year were able to recover and post gains      2. MCI WorldCom, Inc.                4.94   also sustained huge losses due to their
due to the upswing.                           3. International Business Machines          involvement with the much-publicized
                                                   Corp.                           2.25   collapse of several hedge funds.
                                              4. Microsoft Corp.                   2.14     We follow earnings growth for individual
Q.  HOW DID DOMESTIC LARGE-CAP STOCKS FARE    5. Intel Corp.                       2.12   companies, so our model picks up sectors
IN THIS UNCERTAIN MARKET?                     6. Becton, Dickinson and Co.         1.77   that are showing relative earnings
A.  Large-cap stocks, which represented       7. Warner-Lambert Co.                1.72   momentum. These market-sensitive financial
more than 80% of the Fund's portfolio, did    8. Freddie Mac                       1.68   stocks no longer qualified on an
well in this changing environment, as they    9. Cisco Systems, Inc.               1.67
have for the past couple of years. Mid-      10. Pfizer, Inc.                      1.62
sized and small-company stocks bore the
brunt of the market's summer correction as   Please keep in mind that the Fund's
investors shifted their focus to large,      portfolio composition is subject to change
well-established companies better able to    and there is no assurance the Fund will
weather the volatile market.                 continue to hold any particular security.

                                                       AIM V.I. GROWTH FUND                                                    87

earnings-momentum basis. The financial       and western Europe have also helped to       stimulated demand throughout the
holdings that are left in the Fund are       offset the economic weakness in other        technology food chain as the Internet
largely credit-sensitive companies, such     regions. Sales of personal computers were    infrastructure build-out drives business
as Fannie Mae and Freddie Mac, with less     up 15% for the third quarter.                for computer, networking and component
exposure to international woes.                While the negative aspects of the Y2K      companies. Despite the potential effects
                                             problem have been well publicized, we        of decreased demand overseas, we think the
Q. WHAT MAKES TECHNOLOGY STOCKS              expect some companies in the computer        technology sector's long-term growth
ATTRACTIVE?                                  software and services industry to profit     prospects are excellent.
A. As earnings momentum began to improve     as they remedy the glitch. Of greater
for this sector, we increased its            importance, the success of the Internet      Q. WHAT IS YOUR OUTLOOK FOR THE FUTURE?
weighting in the Fund's portfolio. Strong    and electronic commerce clearly has          A. By and large, we are optimistic that
sales of personal computers in the U.S.      benefited Internet service providers, such   the U.S. market has performed a
                                             as America Online. The Internet has also     turnaround, coming back from its steep
                                                                                          declines in the summer. Market analysts
RESULTS OF A $10,000 INVESTMENT                                                           are optimistic that the United States will
                                                                                          avoid a recession in 1999. Economic growth
             AIM V.I.       S&P 500                                                       seems to be decelerating, so low inflation
           Growth Fund    Stock Index                                                     and low interest rates should continue.
                   (In thousands)                                                           Although large-cap stocks should still
5/5/93        10,000        10,000                                                        perform well, many analysts believe that
6/93          10,460        10,285         AVERAGE ANNUAL TOTAL RETURNS                   growth may be returning to the small- and
12/93         11,066        10,794                                                        mid-cap markets. The narrowness of the
6/94          10,155        10,429         As of 12/31/98                                 market in the past is beginning to give
12/94         10,792        10,936                                                        way to better performance from smaller
6/95          13,208        13,145         Inception (5/5/93)       20.87%                companies. Given AIM V.I. Growth Fund's
12/95         14,544        15,042         5 Years                  21.44                 stake in the mid-cap portion of the
6/96          15,743        16,560         1 Year                   34.12                 market, which represented approximately
12/96         17,175        18,495                                                        16% at the end of the fiscal year, we
6/97          19,839        22,305                                                        believe the Fund is well positioned to
12/97         21,790        24,663                                                        take advantage of this trend.
6/98          25,899        29,029
12/98         29,224        31,711

Market volatility can significantly affect short-term performance. Results of an investment made today may differ substantially from the historical performance shown.

The performance figures shown represent AIM V.I. Growth Fund and are not intended to reflect actual annuity values, and do not reflect charges at the separate account level which, if applied, would lower the performance results. The Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. The
Fund's investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.
Source: Towers Data Systems HYPO--Registered Trademark--.
  The Standard & Poor's Composite of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. Data for the S&P 500 are for the period
4/30/93-12/31/98.
  An investment cannot be made in any index listed. Index results include reinvested dividends.

88                           AIM V.I. GROWTH FUND

SCHEDULE OF INVESTMENTS

December 31, 1998

                                                         MARKET
                                            SHARES        VALUE

DOMESTIC COMMON STOCKS - 86.97%

BANKS (REGIONAL) - 0.40%

North Fork Bancorporation, Inc.                62,000 $  1,484,125
------------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC) - 0.63%

PepsiCo, Inc.                                  57,700    2,362,094
------------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 5.82%

Chancellor Media Corp.(a)                      60,500    2,896,437
------------------------------------------------------------------
Clear Channel Communications, Inc.(a)          42,476    2,314,942
------------------------------------------------------------------
Comcast Corp.-Class A                          66,000    3,873,375
------------------------------------------------------------------
Cox Communications, Inc.-Class A(a)            49,500    3,421,687
------------------------------------------------------------------
Infinity Broadcasting Corp.-Class A(a)         63,500    1,738,312
------------------------------------------------------------------
Jacor Communications, Inc.(a)                  41,000    2,639,375
------------------------------------------------------------------
Liberty Media Group(a)                         21,600      994,950
------------------------------------------------------------------
Tele-Communications, Inc.-Class A(a)           68,000    3,761,250
------------------------------------------------------------------
                                                        21,640,328
------------------------------------------------------------------

CHEMICALS (DIVERSIFIED) - 0.52%

Monsanto Co.                                   40,800    1,938,000
------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 0.70%

Lucent Technologies, Inc.(b)(c)                23,500    2,585,000
------------------------------------------------------------------

COMPUTERS (HARDWARE) - 5.33%

Compaq Computer Corp.                          78,800    3,304,675
------------------------------------------------------------------
Dell Computer Corp.(a)(b)                      74,000    5,415,875
------------------------------------------------------------------
International Business Machines Corp.          45,200    8,350,700
------------------------------------------------------------------
Sun Microsystems, Inc.(a)                      32,000    2,740,000
------------------------------------------------------------------
                                                        19,811,250
------------------------------------------------------------------

COMPUTERS (NETWORKING) - 3.73%

3Com Corp.(a)                                  77,500    3,472,969
------------------------------------------------------------------
Ascend Communications, Inc.(a)                 63,975    4,206,356
------------------------------------------------------------------
Cisco Systems, Inc.(a)                         66,550    6,176,672
------------------------------------------------------------------
                                                        13,855,997
------------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 0.99%

EMC Corp.(a)                                   43,500    3,697,500
------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 10.98%

America Online, Inc.                          116,000   18,560,000
------------------------------------------------------------------
BMC Software, Inc.(a)                          74,000    3,297,625
------------------------------------------------------------------
Compuware Corp.(a)                             48,000    3,750,000
------------------------------------------------------------------
HBO & Co.                                      53,000    1,520,437
------------------------------------------------------------------
Microsoft Corp.(a)                             57,300    7,946,794
------------------------------------------------------------------
Oracle Corp.(a)                                93,000    4,010,625
------------------------------------------------------------------
Unisys Corp.(a)                                51,000    1,756,313
------------------------------------------------------------------
                                                        40,841,794
------------------------------------------------------------------


                                                      MARKET
                                        SHARES         VALUE

CONSUMER FINANCE - 0.60%

Providian Financial Corp.                  30,000 $  2,250,000
--------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH) - 2.05%

AmeriSource Health Corp.-Class A(a)        24,100    1,566,500
--------------------------------------------------------------
Cardinal Health, Inc.                      61,500    4,666,312
--------------------------------------------------------------
McKesson Corp.                              6,500      513,906
--------------------------------------------------------------
Sysco Corp.                                31,800      872,513
--------------------------------------------------------------
                                                     7,619,231
--------------------------------------------------------------

ELECTRICAL EQUIPMENT - 2.58%

AMP, Inc.                                  20,000    1,041,250
--------------------------------------------------------------
General Electric Co.                       40,000    4,082,500
--------------------------------------------------------------
Sanmina Corp.(a)                            9,000      562,500
--------------------------------------------------------------
SCI Systems, Inc.(a)                       32,300    1,865,325
--------------------------------------------------------------
Symbol Technologies, Inc.                  31,800    2,033,213
--------------------------------------------------------------
                                                     9,584,788
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS) - 6.11%

Advanced Micro Devices, Inc.(a)            33,600      972,300
--------------------------------------------------------------
Altera Corp.(a)                            45,000    2,739,375
--------------------------------------------------------------
Analog Devices, Inc.(a)                    60,000    1,882,500
--------------------------------------------------------------
Intel Corp.                                66,600    7,896,262
--------------------------------------------------------------
LSI Logic Corp.(a)                         78,000    1,257,750
--------------------------------------------------------------
Micron Technology, Inc.(a)                 26,000    1,314,625
--------------------------------------------------------------
National Semiconductor Corp.(a)            76,200    1,028,700
--------------------------------------------------------------
Texas Instruments, Inc.                    40,000    3,422,500
--------------------------------------------------------------
Xilinx, Inc.(a)                            34,000    2,214,250
--------------------------------------------------------------
                                                    22,728,262
--------------------------------------------------------------

ENTERTAINMENT - 1.08%

Time Warner, Inc.                          64,600    4,009,238
--------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR) - 0.51%

Applied Materials, Inc.(a)                 44,000    1,878,250
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 5.93%

American Express Co.                       14,000    1,431,500
--------------------------------------------------------------
Fannie Mae                                 61,200    4,528,800
--------------------------------------------------------------
Freddie Mac                                97,000    6,250,437
--------------------------------------------------------------
MBIA, Inc.                                 58,400    3,828,849
--------------------------------------------------------------
MGIC Investment Corp.                      44,799    1,783,560
--------------------------------------------------------------
SunAmerica, Inc.                           52,000    4,218,500
--------------------------------------------------------------
                                                    22,041,646
--------------------------------------------------------------

                              AIM V.I. GROWTH FUND

                                                              MARKET
                                               SHARES         VALUE

HEALTH CARE (DIVERSIFIED) - 3.86%

Abbott Laboratories                               52,200 $  2,557,800
---------------------------------------------------------------------
American Home Products Corp.                      18,000    1,013,625
---------------------------------------------------------------------
Bristol-Myers Squibb Co.                          22,300    2,984,019
---------------------------------------------------------------------
Johnson & Johnson                                 17,000    1,425,875
---------------------------------------------------------------------
Warner-Lambert Co.                                85,000    6,390,937
---------------------------------------------------------------------
                                                           14,372,256
---------------------------------------------------------------------

HEALTH CARE (DRUGS - GENERIC & OTHER) - 1.31%

Mylan Laboratories, Inc.                          65,600    2,066,400
---------------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)                   44,900    2,823,088
---------------------------------------------------------------------
                                                            4,889,488
---------------------------------------------------------------------

HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS) - 5.54%

Lilly (Eli) & Co.                                 55,600    4,941,450
---------------------------------------------------------------------
Merck & Co., Inc.                                 11,000    1,624,562
---------------------------------------------------------------------
Pfizer, Inc.                                      48,000    6,021,000
---------------------------------------------------------------------
Pharmacia & Upjohn, Inc.                          96,900    5,486,962
---------------------------------------------------------------------
Schering-Plough Corp.                             46,000    2,541,500
---------------------------------------------------------------------
                                                           20,615,474
---------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 4.65%

Arterial Vascular Engineering, Inc.(a)            45,000    2,362,500
---------------------------------------------------------------------
Baxter International, Inc.                         4,800      308,700
---------------------------------------------------------------------
Becton, Dickinson & Co.                          154,000    6,573,875
---------------------------------------------------------------------
Biomet, Inc.                                      49,500    1,992,375
---------------------------------------------------------------------
Guidant Corp.                                     38,200    4,211,550
---------------------------------------------------------------------
Medtronic, Inc.                                   25,000    1,856,250
---------------------------------------------------------------------
                                                           17,305,250
---------------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.58%

Procter & Gamble Co. (The)                        23,500    2,145,844
---------------------------------------------------------------------

INSURANCE (LIFE/HEALTH) - 0.13%

Nationwide Financial Services, Inc.-Class A        9,600      496,200
---------------------------------------------------------------------

INSURANCE (MULTI-LINE) - 0.34%

American International Group, Inc.                12,900    1,246,463
---------------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE - 0.33%

Paine Webber Group, Inc.                          31,700    1,224,413
---------------------------------------------------------------------

INVESTMENT MANAGEMENT - 0.21%

Franklin Resources, Inc.                          10,900      348,800
---------------------------------------------------------------------
T. Rowe Price Associates, Inc.                    12,900      441,825
---------------------------------------------------------------------
                                                              790,625
---------------------------------------------------------------------

LODGING - HOTELS - 1.41%

Carnival Corp.-Class A                           109,300    5,246,400
---------------------------------------------------------------------


                                                          MARKET
                                            SHARES        VALUE

MANUFACTURING (DIVERSIFIED) - 0.61%

Tyco International Ltd.                        30,000 $  2,263,125
------------------------------------------------------------------

NATURAL GAS - 0.66%

Enron Corp.                                    43,000    2,453,688
------------------------------------------------------------------

RETAIL (BUILDING SUPPLIES) - 3.01%

Home Depot, Inc. (The)                         97,000    5,935,188
------------------------------------------------------------------
Lowe's Companies, Inc.                        103,100    5,277,431
------------------------------------------------------------------
                                                        11,212,619
------------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS) - 0.56%

Best Buy Co., Inc.(a)                          34,000    2,086,750
------------------------------------------------------------------

RETAIL (DRUG STORES) - 0.43%

CVS Corp.                                      29,000    1,595,000
------------------------------------------------------------------

RETAIL (FOOD CHAINS) - 1.74%

Albertson's, Inc.                              29,000    1,846,937
------------------------------------------------------------------
Kroger Co.(a)                                  43,000    2,601,500
------------------------------------------------------------------
Safeway, Inc.(a)                               33,000    2,010,938
------------------------------------------------------------------
                                                         6,459,375
------------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE) - 1.57%

Costco Companies, Inc.(a)(b)                   30,000    2,165,625
------------------------------------------------------------------
Dayton Hudson Corp.                            33,000    1,790,250
------------------------------------------------------------------
Wal-Mart Stores, Inc.                          23,000    1,873,063
------------------------------------------------------------------
                                                         5,828,938
------------------------------------------------------------------

RETAIL (SPECIALTY) - 2.68%

Office Depot, Inc.(a)                         154,000    5,688,375
------------------------------------------------------------------
Staples, Inc.(a)                               98,000    4,281,375
------------------------------------------------------------------
                                                         9,969,750
------------------------------------------------------------------

RETAIL (SPECIALTY - APPAREL) - 0.36%

Gap, Inc. (The)                                24,050    1,352,812
------------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING) - 1.12%

Outdoor Systems, Inc.(a)                      139,450    4,183,500
------------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 0.22%

Service Corp. International                    21,500      818,344
------------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS) - 0.57%

Keane, Inc.(a)                                 53,100    2,120,681
------------------------------------------------------------------

SERVICES (DATA PROCESSING) - 1.24%

Ceridian Corp.(a)                              26,900    1,877,956
------------------------------------------------------------------
Equifax, Inc.                                  34,400    1,176,050
------------------------------------------------------------------
Fiserv, Inc.(a)                                30,150    1,550,841
------------------------------------------------------------------
                                                         4,604,847
------------------------------------------------------------------

                              AIM V.I. GROWTH FUND
90

                                                                      MARKET
                                                         SHARES       VALUE

TELECOMMUNICATIONS (LONG DISTANCE) - 4.94%

MCI WorldCom, Inc.(a)                                      256,243 $ 18,385,435
-------------------------------------------------------------------------------

TOBACCO - 0.94%

Philip Morris Companies, Inc.                               65,000    3,477,500
-------------------------------------------------------------------------------
  Total Domestic Common Stocks (Cost $204,614,000)                  323,472,280
-------------------------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS - 3.10%

FINLAND - 0.41%

Nokia Oyj A.B.-Class A-ADR (Communications Equipment)        5,700      686,494
-------------------------------------------------------------------------------
Nokia Oyj A.B.-Class A (Communications Equipment)            6,800      827,234
-------------------------------------------------------------------------------
                                                                      1,513,728
-------------------------------------------------------------------------------

FRANCE - 0.27%

Renault S.A. (Automobiles)                                  22,500    1,010,377
-------------------------------------------------------------------------------

IRELAND - 0.54%

Elan Corp. PLC-ADR (Health Care-Drugs-Generic &
 Other)(a)                                                  29,000    2,017,313
-------------------------------------------------------------------------------

NETHERLANDS - 1.00%

Philips Electronics N.V. (Electrical Equipment)             19,000    1,274,625
-------------------------------------------------------------------------------
Philips Electronics N.V.-ADR-New York Shares
 (Electrical Equipment)                                     36,000    2,436,750
-------------------------------------------------------------------------------
                                                                      3,711,375
-------------------------------------------------------------------------------

SWITZERLAND - 0.88%

Nestle S.A. (Foods)                                          1,500    3,266,093
-------------------------------------------------------------------------------
  Total Foreign Stocks & Other Equity Interests (Cost
   $10,115,291)                                                      11,518,886
-------------------------------------------------------------------------------


OPTIONS PURCHASED - 0.00%

                           NUMBER OF EXERCISE EXPIRATION
                           CONTRACTS  PRICE      DATE
PUTS - 0.00%
Lucent Technologies, Inc.
 (Communications Equipment
  (Cost $118,378)             157      $95      Jan-99   8,831
--------------------------------------------------------------

                                                PRINCIPAL
                                                  AMOUNT
FOREIGN CONVERTIBLE BONDS - 0.84%

SWITZERLAND - 0.84%

Nestle Holding Inc., Conv. Bond, 3.00%,
 06/17/02 (Cost $2,941,380)                     $2,200,000    3,105,903
-----------------------------------------------------------------------

REPURCHASE AGREEMENT - 8.49%(d)

Goldman, Sachs & Co., 4.40%, 01/04/99(e) (Cost
 $31,583,054)                                   31,583,054   31,583,054
-----------------------------------------------------------------------
TOTAL INVESTMENTS - 99.40%                                  369,688,954
-----------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES - 0.60%                         2,225,797
-----------------------------------------------------------------------
NET ASSETS - 100.00%                                       $371,914,751
======================================================================-

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Non-income producing security.
(b) A portion of this security is subject to call options.
(c) A portion of this security is subject to put options.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreements entered into 12/31/98 with a maturing value of $700,342,222. Collaterialized by $646,494,000 U.S. Government obligations, 0% to 11.75% due 02/15/99 to 04/15/28 with an aggregate market value at 12/31/98 of $714,694,897.

Investment Abbreviations:
ADR   - American Depositary Receipt
Conv. - Convertible

See Notes to Financial Statements.

                             AIM V.I. GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1998


ASSETS:

Investments at market value (cost $249,372,103)           $369,688,954
----------------------------------------------------------------------
Receivables for:
 Capital stock sold                                          1,229,040
----------------------------------------------------------------------
 Investments sold                                            2,040,256
----------------------------------------------------------------------
 Dividends and interest                                        224,599
----------------------------------------------------------------------
Investment for deferred compensation plan                       23,264
----------------------------------------------------------------------
Other assets                                                     1,985
----------------------------------------------------------------------
  Total assets                                             373,208,098
----------------------------------------------------------------------

LIABILITIES:

Payables for:
 Capital stock reacquired                                       61,353
----------------------------------------------------------------------
 Deferred compensation plan                                     23,264
----------------------------------------------------------------------
Options written (Premiums received $739,850)                   953,563
----------------------------------------------------------------------
Accrued advisory fees                                          186,515
----------------------------------------------------------------------
Accrued directors' fees                                          2,560
----------------------------------------------------------------------
Accrued administrative services fees                             3,637
----------------------------------------------------------------------
Accrued operating expenses                                      62,455
----------------------------------------------------------------------
  Total liabilities                                          1,293,347
----------------------------------------------------------------------
Net assets applicable to shares outstanding               $371,914,751
======================================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

 Authorized                                                250,000,000
----------------------------------------------------------------------
 Outstanding                                                14,997,262
======================================================================
Net asset value, offering and redemption price per share        $24.80
======================================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 1998

INVESTMENT INCOME:

Dividends (net of $48,337 foreign withholding tax)                $ 1,895,594
------------------------------------------------------------------------------
Interest                                                            1,514,487
------------------------------------------------------------------------------
   Total investment income                                          3,410,081
------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                       1,941,818
------------------------------------------------------------------------------
Administrative services fees                                           50,535
------------------------------------------------------------------------------
Custodian fees                                                         98,543
------------------------------------------------------------------------------
Directors' fees and expenses                                           12,859
------------------------------------------------------------------------------
Other                                                                  79,110
------------------------------------------------------------------------------
   Total expenses                                                   2,182,865
------------------------------------------------------------------------------
Less: Expenses paid indirectly                                         (2,844)
------------------------------------------------------------------------------
   Net expenses                                                     2,180,021
------------------------------------------------------------------------------
Net investment income                                               1,230,060
------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
 SECURITIES, FOREIGN CURRENCIES, FUTURES AND OPTIONS CONTRACTS:

Net realized gain (loss) from:

   Investment securities                                           22,750,448
------------------------------------------------------------------------------
   Foreign currencies                                                  87,369
------------------------------------------------------------------------------
   Futures contracts                                                1,100,047
------------------------------------------------------------------------------
   Options contracts                                               (1,680,833)
------------------------------------------------------------------------------
                                                                   22,257,031
------------------------------------------------------------------------------

Net unrealized appreciation of:

   Investment securities                                           67,962,858
------------------------------------------------------------------------------
   Foreign currencies                                                   4,310
------------------------------------------------------------------------------
   Options contracts                                                   90,382
------------------------------------------------------------------------------
                                                                   68,057,550
------------------------------------------------------------------------------
 Net gain from investment securities, foreign currencies, futures
  and options contracts                                            90,314,581
------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $91,544,641
==============================================================================

See Notes to Financial Statements.

                              AIM V.I. GROWTH FUND
92

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1998 and 1997

                                                       1998          1997
                                                   ------------  ------------
OPERATIONS:

 Net investment income                             $  1,230,060  $  1,211,773
------------------------------------------------------------------------------
 Net realized gain from investment securities,
  foreign currencies, futures and options
  contracts                                          22,257,031    22,109,980
------------------------------------------------------------------------------
 Net unrealized appreciation of investment
  securities, foreign currencies, futures and
  options contracts                                  68,057,550    28,069,985
------------------------------------------------------------------------------
   Net increase in net assets resulting from
    operations                                       91,544,641    51,391,738
------------------------------------------------------------------------------
Dividends to shareholders from net investment
 income                                              (1,180,373)   (1,119,140)
------------------------------------------------------------------------------
Distributions to shareholders from net realized
 gains                                              (22,129,920)   (8,443,286)
------------------------------------------------------------------------------
Net increase from capital stock transactions         44,828,633    38,384,566
------------------------------------------------------------------------------
   Net increase in net assets                       113,062,981    80,213,878
------------------------------------------------------------------------------

NET ASSETS:

 Beginning of year                                  258,851,770   178,637,892
------------------------------------------------------------------------------
 End of year                                       $371,914,751  $258,851,770
==============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)        $228,798,661  $183,975,681
------------------------------------------------------------------------------
 Undistributed net investment income                  1,289,508     1,182,806
------------------------------------------------------------------------------
 Undistributed net realized gain from investment
  securities, foreign currencies, futures and
  options contracts                                  21,719,134    21,643,385
------------------------------------------------------------------------------
 Unrealized appreciation of investment securities,
  foreign currencies, futures and options
  contracts                                         120,107,448    52,049,898
------------------------------------------------------------------------------
                                                   $371,914,751  $258,851,770
==============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1998

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM Variable Insurance Funds, Inc. (the "Company"), is a Maryland corporation organized on January 22, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, series, management investment company consisting of fifteen portfolios. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the AIM V.I. Growth Fund (the "Fund"). The Fund's investment objective is to seek growth of capital principally through investment in common stocks of seasoned and better capitalized companies considered by AIM to have strong earnings momentum. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If no mean is available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors.

                             AIM V.I. GROWTH FUND

   Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On December 31, 1998 additional paid-in capital was decreased by $5,653, undistributed net investment income was increased by $57,015 and undistributed net realized gains was decreased by $51,362 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of
   Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Federal Income Taxes - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Stock Index Futures Contracts - The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred.
   When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.
E. Covered Call Options - The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
   A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
F. Put options - The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, a Fund pays an option premium. The option's underlying instrument may be a security, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
G. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
H. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the amount of a purchase or sale of a security denominated in a foreign currency in order to "lock-in" the U.S. dollar price of that security. The Fund could be

                             AIM V.I. GROWTH FUND
94
   exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement between the Company and AIM, with respect to the Fund, the Company has agreed to reimburse certain administrative costs incurred in providing accounting services and other administrative services to the Fund. During the year ended December 31, 1998, AIM was reimbursed $50,535 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the year ended December 31, 1998, the Fund incurred legal fees of $4,004 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3 - INDIRECT EXPENSES
The Fund received reductions in custodian fees of $2,844 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $2,844 during the year ended December 31, 1998.

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest a director's fees, if so elected by such director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold during the year ended December 31, 1998 was $385,017,854 and $363,389,349, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of December 31, 1998 is as follows:

Aggregate unrealized appreciation of investment securities    $120,017,053
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (1,102,014)
---------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $118,915,039
===========================================================================

 Cost of investments for tax purposes is $250,773,915.

NOTE 6 - CAPITAL STOCK
Changes in capital stock outstanding during the years ended December 31, 1998 and 1997 were as follows:

                                    1998                     1997
                           -----------------------  ------------------------
                             SHARES      AMOUNT       SHARES       AMOUNT
                           ----------  -----------  ----------  ------------
Sold                        2,345,258  $52,301,342   2,757,339  $ 51,600,352
-----------------------------------------------------------------------------
Issued as reinvestment of
 distributions              1,005,621   23,310,293     492,909     9,562,426
-----------------------------------------------------------------------------
Reacquired                 (1,407,943) (30,783,002) (1,185,922)  (22,778,212)
-----------------------------------------------------------------------------
                            1,942,936  $44,828,633   2,064,326  $ 38,384,566
=============================================================================

NOTE 7 - CALL OPTIONS CONTRACTS WRITTEN
Transactions in call options written during the year ended December 31, 1998 are summarized as follows:

                     CALL OPTION CONTRACTS
                     ---------------------
                     NUMBER OF  PREMIUMS
                     CONTRACTS  RECEIVED
                     --------- -----------
Beginning of period    1,815   $   531,904
-------------------------------------------
Written               10,693     5,020,455
-------------------------------------------
Closed                (7,461)   (3,712,050)
-------------------------------------------
Exercised             (2,378)     (653,704)
-------------------------------------------
Expired               (1,472)     (446,755)
-------------------------------------------
End of period          1,197   $   739,850
===========================================


Open call options held at December 31, 1998 were as follows:

                                                           DECEMBER 31,   UNREALIZED
                        CONTRACT STRIKE NUMBER OF PREMIUM      1998      APPRECIATION
ISSUE                    MONTH   PRICE  CONTRACTS RECEIVED MARKET VALUE (DEPRECIATION)
-----                   -------- ------ --------- -------- ------------ --------------
Costco Companies, Inc.  Jan. 99    55       300   $182,544   $528,750     $(346,206)
--------------------------------------------------------------------------------------
Dell Computer Corp.     Jan. 99    70       740    422,526    356,125        66,401
--------------------------------------------------------------------------------------
Lucent Technologies,
 Inc.                   Jan. 99   110       157    134,780     68,688        66,092
--------------------------------------------------------------------------------------
                                          1,197   $739,850   $953,563     $(213,713)
======================================================================================

                             AIM V.I. GROWTH FUND

NOTE 7 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during each of the years in the three-year period ended December 31, 1998, the eleven months ended December 31, 1995, the year ended January 31, 1995, and the period May 5, 1993 (date operations commenced) through January 31, 1994.

                                     DECEMBER 31,                         JANUARY 31,
                          -----------------------------------------     -----------------
                            1998         1997      1996      1995        1995      1994
                          --------     --------  --------  --------     -------   -------
Net asset value,
 beginning of period      $  19.83     $  16.25  $  14.44  $  10.71     $ 11.59   $ 10.00
------------------------  --------     --------  --------  --------     -------   -------
Income from investment
 operations:
  Net investment income       0.08         0.08      0.07      0.09        0.06      0.02
------------------------  --------     --------  --------  --------     -------   -------
  Net gains (losses) on
   securities (both
   realized and
   unrealized)                6.57         4.27      2.52      3.65       (0.88)     1.59
------------------------  --------     --------  --------  --------     -------   -------
   Total from investment
    operations                6.65         4.35      2.59      3.74       (0.82)     1.61
------------------------  --------     --------  --------  --------     -------   -------
Less distributions:
  Dividends from net
   investment income         (0.09)       (0.09)    (0.06)    (0.01)      (0.06)    (0.02)
------------------------  --------     --------  --------  --------     -------   -------
  Distributions from net
   realized gains            (1.59)       (0.68)    (0.72)       --          --        --
------------------------  --------     --------  --------  --------     -------   -------
   Total distributions       (1.68)       (0.77)    (0.78)    (0.01)      (0.06)    (0.02)
------------------------  --------     --------  --------  --------     -------   -------
Net asset value, end of
 period                   $  24.80     $  19.83  $  16.25  $  14.44     $ 10.71   $ 11.59
========================  ========     ========  ========  ========     =======   =======
Total return(a)              34.12%       26.87%    18.09%    34.89%      (7.11)%   16.07%
========================  ========     ========  ========  ========     =======   =======

RATIOS/SUPPLEMENTAL  DATA:

Net assets, end of
 period (000s omitted)    $371,915     $258,852  $178,638  $102,600     $45,497   $25,115
========================  ========     ========  ========  ========     =======   =======
Ratio of expenses to
 average net assets           0.72%(b)     0.73%     0.78%     0.84%(c)    0.95%     0.85%(c)(d)
========================  ========     ========  ========  ========     =======   =======
Ratio of net investment
 income to average net
 assets                       0.41%(b)     0.54%     0.79%     0.95%(c)    0.71%     0.51%(c)(d)
========================  ========     ========  ========  ========     =======   =======
Portfolio turnover rate        133%         132%      143%      125%        179%       99%
========================  ========     ========  ========  ========     =======   =======

(a) Total returns are not annualized for periods less than one year.
(b) Ratios are based on average net assets of $302,803,063.
(c) Annualized.
(d) After fee waivers and/or expense reimbursement. Ratios of expenses and net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were 1.50%
    (annualized) and (0.14)% (annualized), respectively.

                              AIM V.I. GROWTH FUND
96

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. Growth Fund, a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, the eleven month period ended December 31, 1995, the year ended January 31, 1995, and the period May 5, 1993 (commencement of operations) through January 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Growth Fund, as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, the eleven month period ended December 31, 1995, the year ended January 31, 1995 and the period May 5, 1993 (commencement of operations) through January 31, 1994 in conformity with generally accepted accounting principles.

                                 TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 3, 1999




                              AIM V.I. GROWTH FUND


The Managers' Overview

FUND POSTS STRONG
RESULTS IN TURBULENT YEAR

A roundtable discussion with the Fund management team for AIM V.I. Growth &
Income Fund for the fiscal year ended December 31, 1998.
------------------------------------------------------------------------------------------------------------------------------------

Q. THIS YEAR WAS PARTICULARLY UNSETTLING       Near the end of the fiscal year, the       on companies that benefited from a healthy
FOR THE STOCK MARKET. HOW DID THE FUND       Federal Reserve Board (the Fed) addressed    albeit slowing, U.S. economy. We favored
PERFORM?                                     concerns about credit by lowering interest   discount retailers such as Dayton Hudson
A. The Fund reported an excellent total      rates three times. In response, equity       (owner of Target stores), Wal-Mart and
return of 27.68% during the fiscal year      markets staged an astounding rally. In       Walgreens. We also increased our position
ended December 31, 1998, a year of record    November, a number of mega-mergers also      in MCI WorldCom, which was created in
market volatility. The Fund kept pace with   fueled large-stock performance. With the     September 1998 by one of the largest
the S&P 500, which finished the year at      market comeback, 1998 became the unprece-    mergers in corporate history. We expect
28.60%.                                      dented fourth year of double-digit market    this global telecommunications powerhouse
                                             gains for indexes such as the S&P 500.       to produce solid earnings growth into the
Q. WHAT WERE MARKET CONDITIONS LIKE DURING                                                next century.
THE FISCAL YEAR?                             Q. HAVE YOU CHANGED THE WAY YOU MANAGE THE     We also raised our stake in convertible
A. The first half of the reporting period    FUND AS A RESULT OF MARKET CONDITIONS?       securities. At the end of the fiscal year
saw strong performance from the U.S. and     A. We reduced the number of holdings over    10.40% of the portfolio consisted of
European stock markets. But beginning in     the fiscal year as we began to see           convertible corporate bonds and 6.07% was
July, markets fell as fears of a global      earnings deterioration throughout many       in convertible preferred stocks. Our
credit crunch spread from emerging markets   sectors of the economy. At the same time,    convertible holdings include names
to the developed markets of the United       we increased our emphasis on companies       like Internet leader America Online,
States and Europe. Other factors adding      with less exposure to global economic        retailer Home Depot, and cable operator
to the market decline included a Russian     problems and, therefore, less risk to their  Media One.
default on government debt, the Asian        future growth prospects. We also focused       The Fund invests in convertibles because
financial crisis and the collapse of some                                                 these securities have the characteristics
highly leveraged hedge funds.                                                             of both stocks and bonds. Since the Fund's


PORTFOLIO COMPOSITION

As of 12/31/98, based on total net assets

TOP 10 HOLDINGS                             TOP 10 INDUSTRIES
 1. Philip Morris Companies, Inc.  2.86%     1. Computers (Software & Services)            8.14%  Convertible bonds, 10.40%
 2. Pfizer Inc.                    2.58      2. Financial (Diversified)                    7.64   Convertible preferred stock, 6.07%
 3. General Electric Co.           2.51      3. Health Care (Drugs-Major Pharmaceuticals)  6.62   U.S. Government Bonds, 1.26%
 4. Microsoft Corp.                2.31      4. Computers (Hardware)                       4.21   Cash & Cash Equivalents, 1.55%
 5. MCI WorldCom, Inc.             2.27      5. Heath Care (Diversified)                   4.10
 6. Tyco International Ltd.        2.03      6. Electrical Equipment                       4.08
 7. Chase Manhattan Corp. (The)    1.89      7. Health Care (Medical Products & Supplies)  3.90
 8. America Online, Inc.           1.71      8. Broadcasting (Radio, Television & Cable)   3.68   Common stock, 80.72%
 9. Wal-Mart Stores, Inc.          1.61      9. Telephone                                  3.65
10. Cisco Systems, Inc.            1.58     10. Telecommunictions (Long Distance)          3.52

NUMBER OF HOLDINGS: 139

Please keep in mind that the Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.

98                                          AIM V.I. GROWTH & INCOME FUND


        --------------------
                                             fact, we consider many of these stocks to    optimistic that the United States will
           Because of our                    be long-term buying opportunities. We        avoid a recession in 1999. The economy is
                                             believe these companies eventually will      likely to experience annual gross domestic
   conservative investment approach,         emerge as leaders in the increasingly        product growth in the 1.5% to 2% range, so
                                             consolidating global financial environment.  low inflation and low interest rates
    which focuses on companies with            In the technology sector, the Fund held    should continue. However, with global
                                             Microsoft as a major technology position     markets experiencing weakness and the
     strong earnings prospects,              because of its outstanding earnings          U.S. economy expanding more slowly, many
                                             performance, especially in its most recent   companies will find it difficult to
  we remain confident that the Fund          quarter.                                     produce earnings growth. Because of our
                                                                                          conservative investment approach, which
         is positioned well                  Q. WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND  focuses on companies with strong earnings
                                             EQUITY MARKETS?                              prospects, we remain confident that the
     as we enter the coming year.            A. We expect the markets to experience       Fund is positioned well as we enter the
                                             continued volatility, perhaps as severe as   coming year.
        --------------------                 it was in 1998. At the same time, we're

investment goals are to seek growth and
income, convertible securities offer the     GROWTH OF A 10,000 INVESTMENT
best of both worlds.
                                             From 5/2/94-12/31/98
Q. WHAT SECTORS DID THE FUND TARGET?                                                                     AVERAGE ANNUAL TOTAL RETURN
A. The Fund maintained its positions in                  AIM V.I. Growth              Lipper Growth &
its top three sectors: financial stocks                   & Income Fund     S&P 500  Income Fund Index   As of 12/31/98
including major credit card companies and                                (In thousands)
mortgage securities firms; health care,        5/2/94        $10,000        $10,000       $10,000
especially pharmaceutical stocks; and         6/30/94          9,770          9,903         9,918        Inception (5/2/94)   22.49%
computer software and services companies.    12/31/94          9,999         10,384        10,154          5 Years            24.41
  Earnings growth for major U.S. drug         6/30/95         12,012         12,481        11,850          1 Year             27.68
companies has been strong in recent years    12/31/95         13,385         14,283        13,316
for several reasons, including expedited      6/30/96         14,641         15,724        14,443
product approval by the Federal Drug         12/31/96         16,054         17,561        16,069
Administration, growing demand from an        6/30/97         18,735         21,179        18,632
aging population, and the recent success     12/31/97         20,183         23,418        20,388
of new drugs. Top holdings for the Fund       6/30/98         23,093         27,564        22,756
included Pfizer, maker of the blockbuster    12/31/98         25,771         30,109        23,157
drug Viagra. We also owned Pharmacia &       Past performance cannot guarantee comparable  future results.
Upjohn, Merck, Warner-Lambert, Bristol-
Myers Squibb, Johnson & Johnson and Eli      Market volatility can significantly affect short-term performance. Results of an
Lilly.                                       investment made today may differ substantially from the historical performance shown.
  The Fund's financial holdings included
banking firms Chase Manhattan and            The performance figures shown represent the AIM V.I. Growth and Income Fund
BankAmerica, brokerage firms Merrill Lynch   and are not intended to reflect actual annuity values, and do not reflect
and Morgan Stanley Dean Witter, insurance    charges at the separate account level which, if applied, would lower the
provider AIG, and credit-card company        performance results. The Fund's performance figures are historical and
American Express. In the last quarter of     reflect reinvestment of all distributions and changes in the net asset value.
the fiscal year, many financial stocks in    The Fund's investment return and principal value will fluctuate so that Fund
the Fund's portfolio were significantly      shares, when redeemed, may be worth more or less than their original cost.
affected by the global economic crisis.      Source: Towers Data Systems HYPO(REGISTERED TRADEMARK).
But we continue to hold these stocks           The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a
because we believe these are solid           group of unmanaged securities widely regarded by investors as representative
companies with strong franchises. In         of the stock market in general.
                                               The unmanaged Lipper Growth & Income Fund Index represents an average of the performance of the 30 largest growth-and-income mutual funds. It is compiled by Lipper Inc., an independent mutual fund performance monitor. Data for the S&P 500 and the Lipper Index are for the period 4/30/93-12/31/98.
                                               An investment cannot be made in any indexes listed. Index results include reinvested dividends.

                                                   AIM V.I. GROWTH & INCOME FUND                                                  99


SCHEDULE OF INVESTMENTS

December 31, 1998

                                                         MARKET
                                             SHARES       VALUE
COMMON STOCKS - 80.72%

AUTOMOBILES - 1.00%

Ford Motor Co.                              215,000 $   12,617,812
------------------------------------------------------------------

BANKS (MONEY CENTER) - 2.36%

BankAmerica Corp.                           100,000      6,012,500
------------------------------------------------------------------
Chase Manhattan Corp. (The)                 350,000     23,821,875
------------------------------------------------------------------
                                                        29,834,375
------------------------------------------------------------------

BROADCASTING (RADIO, TELEVISION & CABLE) - 1.32%

Comcast Corp. - Class A                     175,000     10,270,313
------------------------------------------------------------------
Infinity Manhattan Corp. - Class A(a)       231,300      6,331,838
------------------------------------------------------------------
                                                        16,602,151
------------------------------------------------------------------

CHEMICALS (DIVERSIFIED) - 1.22%

Monsanto Co.                                325,000     15,437,500
------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 0.79%

Lucent Technologies, Inc.                    90,000      9,900,000
------------------------------------------------------------------

COMPUTERS (HARDWARE) - 3.78%

Compaq Computer Corp.(b)                    170,000      7,129,375
------------------------------------------------------------------
Dell Computer Corp.(a)                      200,000     14,637,500
------------------------------------------------------------------
Hewlett-Packard                             110,000      7,514,375
------------------------------------------------------------------
International Business Machines Corp.        65,000     12,008,750
------------------------------------------------------------------
Sun Microsystems, Inc.(a)                    75,000      6,421,875
------------------------------------------------------------------
                                                        47,711,875
------------------------------------------------------------------

COMPUTERS (NETWORKING) - 2.00%

Ascend Communications, Inc.(a)               80,000      5,260,000
------------------------------------------------------------------
Cisco Systems, Inc.(a)                      215,000     19,954,687
------------------------------------------------------------------
                                                        25,214,687
------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 5.01%

BMC Software, Inc.(a)                       225,000     10,026,562
------------------------------------------------------------------
Computer Sciences Corp.(a)                  100,000      6,443,750
------------------------------------------------------------------
Compuware Corp.(a)(b)                        60,000      4,687,500
------------------------------------------------------------------
HBO & Co.                                   200,000      5,737,500
------------------------------------------------------------------
Microsoft Corp.(a)                          210,000     29,124,375
------------------------------------------------------------------
Novell, Inc.(a)                             400,000      7,250,000
------------------------------------------------------------------
                                                        63,269,687
------------------------------------------------------------------

CONSUMER FINANCE - 0.97%

MBNA Corp.                                  219,100      5,463,824
------------------------------------------------------------------
Providian Financial Corp.                    90,000      6,750,000
------------------------------------------------------------------
                                                        12,213,824
------------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH) - 0.91%

Bergen Brunswig Corp. - Class A              83,000      2,894,625
------------------------------------------------------------------
Cardinal Health, Inc.                       112,500      8,535,937
------------------------------------------------------------------
                                                        11,430,562
------------------------------------------------------------------


                                                                  MARKET
                                                     SHARES       VALUE
ELECTRIC COMPANIES - 1.19%

Duke Power Co.                                       90,000 $    5,765,625
--------------------------------------------------------------------------
Edison International                                200,000      5,575,000
--------------------------------------------------------------------------
FPL Group, Inc.                                      60,000      3,697,500
--------------------------------------------------------------------------
                                                                15,038,125
--------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 3.51%

AMP, Inc.                                           150,000      7,809,375
--------------------------------------------------------------------------
General Electric Co.                                310,600     31,700,613
--------------------------------------------------------------------------
Honeywell, Inc.                                      60,000      4,518,750
--------------------------------------------------------------------------
Philips Electronics N.V. - New York Shares -ADR
 (Netherlands)                                        3,800        257,213
--------------------------------------------------------------------------
                                                                44,285,951
--------------------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS) - 0.66%

Intel Corp.                                          70,000      8,299,375
--------------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 7.64%

American Express Co.                                125,000     12,781,250
--------------------------------------------------------------------------
Associates First Capital Corp. -  Class A           150,000      6,356,250
--------------------------------------------------------------------------
Citigroup, Inc.                                     375,000     18,562,500
--------------------------------------------------------------------------
Fannie Mae                                          210,000     15,540,000
--------------------------------------------------------------------------
Freddie Mac                                         300,000     19,331,250
--------------------------------------------------------------------------
Morgan Stanley, Dean Witter, Discover & Co.         130,000      9,230,000
--------------------------------------------------------------------------
SunAmerica, Inc.                                    180,000     14,602,500
--------------------------------------------------------------------------
                                                                96,403,750
--------------------------------------------------------------------------

HEALTH CARE (DIVERSIFIED) - 4.10%

Abbott Laboratories                                  90,000      4,410,000
--------------------------------------------------------------------------
American Home Products Corp.                        100,000      5,631,250
--------------------------------------------------------------------------
Bristol-Myers Squibb Co.                            130,000     17,395,625
--------------------------------------------------------------------------
Johnson & Johnson                                    75,000      6,290,625
--------------------------------------------------------------------------
Warner-Lambert Co.                                  240,000     18,045,000
--------------------------------------------------------------------------
                                                                51,772,500
--------------------------------------------------------------------------

HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS) - 6.62%

Lilly (Eli) & Co.                                   160,000     14,220,000
--------------------------------------------------------------------------
Merck & Co., Inc.                                   130,000     19,199,375
--------------------------------------------------------------------------
Pfizer, Inc.                                        260,000     32,613,750
--------------------------------------------------------------------------
Pharmacia & Upjohn, Inc.                            310,000     17,553,750
--------------------------------------------------------------------------
                                                                83,586,875
--------------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 3.34%

Allegiance Corp.                                    100,000      4,662,500
--------------------------------------------------------------------------
Arterial Vascular Engineering, Inc.(a)              125,000      6,562,500
--------------------------------------------------------------------------
Baxter International, Inc.                           80,700      5,190,019
--------------------------------------------------------------------------
Becton, Dickinson & Co.                             120,000      5,122,500
--------------------------------------------------------------------------
Boston Scientific Corp.(a)                          266,500      7,145,531
--------------------------------------------------------------------------
Guidant Corp.                                        65,000      7,166,250
--------------------------------------------------------------------------
Medtronic, Inc.                                      85,000      6,311,250
--------------------------------------------------------------------------
                                                                42,160,550
--------------------------------------------------------------------------

                        AIM V.I. GROWTH AND INCOME FUND
100

                                                                   MARKET
                                                    SHARES         VALUE
HEALTH CARE (SPECIALIZED SERVICES) - 0.76%

Omnicare, Inc.                                       275,000 $    9,556,250
---------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES) - 2.01%

Colgate-Palmolive Co.                                125,000     11,609,375
---------------------------------------------------------------------------
Procter & Gamble Co. (The)                           150,000     13,696,875
---------------------------------------------------------------------------
                                                                 25,306,250
---------------------------------------------------------------------------

HOUSEWARES - 0.23%

Newell Co.                                            19,000        783,750
---------------------------------------------------------------------------
Rubbermaid, Inc.                                      65,000      2,043,438
---------------------------------------------------------------------------
                                                                  2,827,188
---------------------------------------------------------------------------

INSURANCE (MULTI-LINE) - 0.77%

American International Group, Inc.                   100,000      9,662,500
---------------------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY) - 0.38%

Allstate Corp. (The)                                 125,000      4,828,125
---------------------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE - 0.74%

Merrill Lynch & Co., Inc.                            140,000      9,345,000
---------------------------------------------------------------------------

INVESTMENT MANAGEMENT - 0.35%

Franklin Resources, Inc.                             140,000      4,480,000
---------------------------------------------------------------------------

LODGING-HOTELS - 0.90%

Carnival Corp. - Class A(b)                          237,000     11,376,000
---------------------------------------------------------------------------

MACHINERY (DIVERSIFIED) - 0.32%

Ingersoll-Rand Co.                                    86,300      4,050,706
---------------------------------------------------------------------------

MANUFACTURING (DIVERSIFIED) - 3.08%

Corning, Inc.                                        150,000      6,750,000
---------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                    340,000     25,648,750
---------------------------------------------------------------------------
United Technologies Corp.                             59,000      6,416,250
---------------------------------------------------------------------------
                                                                 38,815,000
---------------------------------------------------------------------------

MANUFACTURING (SPECIALIZED) - 0.28%

Diebold, Inc.                                        100,000      3,568,750
---------------------------------------------------------------------------

NATURAL GAS - 1.47%

El Paso Natural Gas Co.                              100,000      3,481,250
---------------------------------------------------------------------------
Enron Corp.                                          150,000      8,559,375
---------------------------------------------------------------------------
Williams Companies, Inc. (The)                       210,000      6,549,375
---------------------------------------------------------------------------
                                                                 18,590,000
---------------------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED) - 1.49%

Royal Dutch Petroleum Co. - New York Shares - ADR
 (Netherlands)                                       260,000     12,447,500
---------------------------------------------------------------------------
Texaco, Inc.                                         120,000      6,345,000
---------------------------------------------------------------------------
                                                                 18,792,500
---------------------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT) - 1.88%

Baker Hughes, Inc.                                   375,000      6,632,812
---------------------------------------------------------------------------
Halliburton Co.                                      342,500     10,146,563
---------------------------------------------------------------------------
Schlumberger Ltd.                                    150,000      6,918,750
---------------------------------------------------------------------------
                                                                 23,698,125
---------------------------------------------------------------------------

                                                         MARKET
                                          SHARES         VALUE
OIL & GAS (EXPLORATION & PRODUCTION) - 0.71%

Conoco, Inc.(a)                           430,000 $    8,976,250
----------------------------------------------------------------

PERSONAL CARE - 0.35%

Avon Products, Inc.                       100,000      4,425,000
----------------------------------------------------------------

PHOTOGRAPHY/IMAGING - 0.84%

Xerox Corp.                                90,000     10,620,000
----------------------------------------------------------------

PUBLISHING - 0.34%

Dow Jones & Co., Inc.                      90,000      4,331,250
----------------------------------------------------------------

RAILROADS - 0.39%

Kansas City Southern Industries, Inc.     100,000      4,918,750
----------------------------------------------------------------

RETAIL (BUILDING SUPPLIES) - 0.41%

Lowe's Companies, Inc.                    100,000      5,118,750
----------------------------------------------------------------

RETAIL (DEPARTMENT STORES) - 1.35%

Federated Department Stores, Inc.(a)      100,000      4,356,250
----------------------------------------------------------------
J.C. Penney Co., Inc.                     130,000      6,093,750
----------------------------------------------------------------
Saks, Inc.(a)                             210,000      6,628,125
----------------------------------------------------------------
                                                      17,078,125
----------------------------------------------------------------

RETAIL (DISCOUNTERS) - 0.35%

Family Dollar Stores, Inc.                200,000      4,400,000
----------------------------------------------------------------

RETAIL (DRUG STORES) - 0.53%

Walgreen Co.                              115,000      6,734,688
----------------------------------------------------------------

RETAIL (FOOD CHAINS) - 0.60%

Safeway, Inc.(a)                          125,000      7,617,188
----------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE) - 2.54%

Dayton Hudson Corp.                       215,000     11,663,750
----------------------------------------------------------------
Wal-Mart Stores, Inc.                     250,000     20,359,375
----------------------------------------------------------------
                                                      32,023,125
----------------------------------------------------------------

RETAIL (SPECIALTY) - 0.80%

Office Depot, Inc.(a)                     171,400      6,331,088
----------------------------------------------------------------
Staples, Inc.(a)                           85,091      3,717,411
----------------------------------------------------------------
                                                      10,048,499
----------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL) - 0.37%

TJX Companies, Inc.                       160,000      4,640,000
----------------------------------------------------------------

SAVINGS & LOAN COMPANIES - 0.45%

Washington Mutual, Inc.                   150,000      5,728,125
----------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 0.21%

Service Corp. International                70,000      2,664,375
----------------------------------------------------------------

SERVICES (DATA PROCESSING) - 0.62%

Equifax, Inc.                             100,000      3,418,750
----------------------------------------------------------------
Fiserv, Inc.(a)                            85,000      4,372,188
----------------------------------------------------------------
                                                       7,790,938
----------------------------------------------------------------

                        AIM V.I. GROWTH AND INCOME FUND

                                                                   MARKET
                                                     SHARES        VALUE

TELECOMMUNICATIONS (LONG DISTANCE) - 2.27%

MCI WorldCom, Inc.(a)                                400,000 $   28,700,000
---------------------------------------------------------------------------

TELEPHONE - 3.65%

AT&T Corp.                                            63,100      4,779,825
---------------------------------------------------------------------------
Ameritech Corp.                                      135,000      8,555,625
---------------------------------------------------------------------------
BellSouth Corp.                                      280,000     13,965,000
---------------------------------------------------------------------------
GTE Corp.                                            100,000      6,743,750
---------------------------------------------------------------------------
SBC Communications, Inc.                             225,000     12,065,625
---------------------------------------------------------------------------
                                                                 46,109,825
---------------------------------------------------------------------------

TOBACCO - 2.86%

Philip Morris Companies, Inc.                        675,000     36,112,500
---------------------------------------------------------------------------
  Total Common Stocks (Cost $766,711,907)                     1,018,713,381
---------------------------------------------------------------------------

DOMESTIC CONVERTIBLE PREFERRED STOCKS - 6.07%

BROADCASTING (TELEVISION, RADIO & CABLE) - 2.07%

Chancellor Media Corp., $3.00 Conv. Pfd.              75,000      7,429,687
---------------------------------------------------------------------------
MediaOne Group, Inc., $3.63 Conv. Pfd.               125,000      8,312,500
---------------------------------------------------------------------------
MediaOne Group, Inc., $2.25 Series D Conv. Pfd.      110,000     10,450,000
---------------------------------------------------------------------------
                                                                 26,192,187
---------------------------------------------------------------------------

CHEMICALS (DIVERSIFIED) - 0.43%

Monsanto Co., $2.60 Conv. Pfd.                       110,000      5,390,000
---------------------------------------------------------------------------

ELECTRIC COMPANIES - 1.06%

Houston Industries, Inc. - $3.22 Conv. Pfd.          125,500     13,350,063
---------------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 0.56%

McKesson Financing Trust, $2.50 Conv. Pfd.            65,000      7,076,875
---------------------------------------------------------------------------

HOUSEWARES - 0.19%

Newell Financial Trust, Inc., $2.625 Conv. Pfd.       47,000      2,479,250
---------------------------------------------------------------------------

INSURANCE (LIFE/HEALTH) - 0.42%

Conseco, Inc. - $4.278 Conv. PRIDES                   50,000      5,275,000
---------------------------------------------------------------------------

LODGING - HOTELS - 0.52%

Royal Caribbean Cruises Ltd. - $3.63 Conv. Pfd.       56,000      6,636,000
---------------------------------------------------------------------------

RETAIL (DRUG STORES) - 0.48%

CVS Corp., $4.23 Conv. Pfd.                           60,000      6,011,250
---------------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 0.34%

Loral Space & Communications Ltd., $3.00 Conv. Pfd.   80,000      4,250,000
---------------------------------------------------------------------------
  Total Domestic Convertible Preferred Stocks (Cost
   $65,636,173)                                                  76,660,625
---------------------------------------------------------------------------

                                                       PRINCIPAL   MARKET
                                                        AMOUNT     VALUE
CONVERTIBLE CORPORATE BONDS - 10.03%

AUTO PARTS & EQUIPMENT - 0.24%

Magna International, Inc., Conv. Sub. Deb., 4.875%,
 02/15/05                                             $3,000,000 $    3,086,250
-------------------------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 0.29%

Jacor Communications, Inc., Conv. Sr. LYON, 5.50%,
 06/12/11(c)                                           4,000,000      3,590,000
-------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 0.30%

Comverse Technology, Inc., Conv. Sub. Deb. 4.50%,
 07/01/05(d) (Acquired 06/25/98; Cost $3,000,000)      3,000,000      3,795,000
-------------------------------------------------------------------------------

COMPUTERS (HARDWARE) - 0.43%

Candescent Technology Corp., Conv. Sr. Sub. Deb.,
 7.00%, 05/01/03(d) (Acquired 04/17/98; Cost
 $5,862,772)                                           6,000,000      5,400,000
-------------------------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 1.35%

EMC Corp., Conv. Sub. Notes, 3.25%, 03/15/02           4,500,000     16,965,000
-------------------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 3.13%

America Online, Inc., Conv. Sub. Notes, 4.00%,
 11/15/02                                              3,500,000     21,555,625
-------------------------------------------------------------------------------
America Online, Inc., Conv. Sub. Notes, 4.00%,
 11/15/02(d) (Acquired 02/10/98; Cost $2,499,041)      2,000,000     12,317,500
-------------------------------------------------------------------------------
Veritas Software Corp., Conv. Unsec. Sub. Notes,
 5.25%, 11/01/04                                       3,500,000      5,656,875
-------------------------------------------------------------------------------
                                                                     39,530,000
-------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 0.57%

SCI Systems, Inc., Conv. Sub. Notes, 5.00%, 05/01/06   3,000,000      7,136,250
-------------------------------------------------------------------------------

INSURANCE (MULTI-LINE) - 0.32%

Loews Corp., Conv. Sub. Notes, 3.125%, 09/15/07        5,000,000      4,000,000
-------------------------------------------------------------------------------

RETAIL (BUILDING SUPPLIES) - 0.63%

Home Depot, Inc., Conv. Sub. Notes, 3.25%, 10/01/01    3,000,000      7,968,750
-------------------------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE) - 0.54%

Costco Companies, Inc. Conv. Sub. Notes, 3.50%,
 08/19/17(e)                                           8,000,000      6,860,000
-------------------------------------------------------------------------------

SERVICES (DATA PROCESSING) - 0.36%

Affiliated Computer Services, Conv. Sub. Notes,
 4.00%, 03/15/05                                       1,750,000      2,136,093
-------------------------------------------------------------------------------
Affiliated Computer Services, Conv. Sub. Notes,
 4.00%, 03/15/05(d) (Acquired 03/17/98; Cost
 $2,006,875)                                           2,000,000      2,441,250
-------------------------------------------------------------------------------
                                                                      4,577,343
-------------------------------------------------------------------------------

                        AIM V.I. GROWTH AND INCOME FUND
102

                                                PRINCIPAL   MARKET
                                                 AMOUNT     VALUE

TELECOMMUNICATIONS (LONG DISTANCE) - 1.25%

Global Telesystems Group, Inc., Conv. Sr. Sub.
 Deb., 8.75%, 06/30/00                          $  500,000 $    1,408,750
--------------------------------------------------------------------------
Global Telesystems Group, Inc., Conv. Sr. Sub.
 Deb., 8.75%, 06/30/00(d) (Acquired 02/05/98;
 Cost $1,950,312)                                1,500,000      4,226,250
--------------------------------------------------------------------------
Global Telesystems Group, Inc., Conv. Sr. Sub.
 Deb., 5.75%, 07/01/10                           9,000,000     10,158,750
--------------------------------------------------------------------------
                                                               15,793,750
--------------------------------------------------------------------------

WASTE MANAGEMENT - 0.62%

USA Waste Services, Inc., Conv. Sub. Notes,
 4.50%, 06/01/01                                 5,000,000      7,843,750
--------------------------------------------------------------------------
  Total Convertible Corporate Bonds
   (Cost $76,598,280)                                         126,546,093
--------------------------------------------------------------------------

FOREIGN CONVERTIBLE NOTES - 0.37%

SERVICES - COMMERCIAL & CONSUMER - 0.37%

Airtours PLC, Conv. Sub. Notes, 5.75% 01/05/04(d)(e)
 (Acquired 02/05/98; Cost $4,514,585)      GBP   2,729,000      4,660,046
--------------------------------------------------------------------------
  Total Foreign Convertible Notes
   (Cost $4,514,585)                                            4,660,046
--------------------------------------------------------------------------

U.S. TREASURY SECURITIES - 1.26%

 9.125%, 05/15/99                               10,000,000     10,161,400
--------------------------------------------------------------------------
11.75%, 02/15/01                                 5,000,000      5,716,450
--------------------------------------------------------------------------
  Total U.S. Treasury Securities
   (Cost $16,353,828)                                          15,877,850
--------------------------------------------------------------------------

REPURCHASE AGREEMENT(f) - 2.81%

Goldman Sachs & Co., 4.40%, 01/04/99(g)
 (Cost $35,491,011)                             35,491,011     35,491,011
--------------------------------------------------------------------------
TOTAL INVESTMENTS SECURITIES - 101.26%                      1,277,949,006
--------------------------------------------------------------------------
LIABILITIES LESS OTHER ASSETS - (1.26)%                       (15,890,237)
--------------------------------------------------------------------------
NET ASSETS - 100.00%                                       $1,262,058,769
==========================================================================

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 8.
(c) Zero coupon bond issued at a discount. Interest rate shown represents the rate of original issue discount.
(d) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with the procedures established by the Board of Directors. The aggregate market value of these securities at 12/31/98 was $32,840,046 which represented 2.60% of the Fund's net assets.
(e) Foreign denominated security. Par value and coupon are denominated in currency of country indicated.
(f) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(g) Joint repurchase agreements entered into 12/31/98 with a maturing value of $700,342,222. Collateralized by $646,494,000 U.S. Government obligations, 0% to 11.75% due 02/15/99 to 04/15/28 with an aggregate market value at 12/31/98 of $714,694,897.

Investment Abbreviations:

ADR    - American Depositary Receipt
Conv.  - Convertible
Deb.   - Debentures
Gtd.   - Guaranteed
LYON   - Liquid Yield Option Notes
Pfd.   - Preferred
PRIDES - Preferred Redeemable Increased Dividend Equity Security
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured


See Notes to Financial Statements.

                        AIM V.I. GROWTH AND INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1998

ASSETS:

Investments, at market value (cost $965,305,784)          $1,277,949,006
------------------------------------------------------------------------
Receivables for:
 Investments sold                                             24,131,504
------------------------------------------------------------------------
 Capital stock sold                                              636,098
------------------------------------------------------------------------
 Dividends and interest                                        2,075,051
------------------------------------------------------------------------
Investment for deferred compensation plan                         21,235
------------------------------------------------------------------------
Other assets                                                      14,825
------------------------------------------------------------------------
  Total assets                                             1,304,827,719
------------------------------------------------------------------------

LIABILITIES:

Payables for:
 Investments purchased                                        39,326,193
------------------------------------------------------------------------
 Capital stock reacquired                                      1,033,605
------------------------------------------------------------------------
 Deferred compensation plan                                       21,235
------------------------------------------------------------------------
 Options written (Premiums received $617,471)                  1,728,012
------------------------------------------------------------------------
Accrued advisory fees                                            612,379
------------------------------------------------------------------------
Accrued directors' fees                                              325
------------------------------------------------------------------------
Accrued operating expenses                                        47,201
------------------------------------------------------------------------
  Total liabilities                                           42,768,950
------------------------------------------------------------------------
Net assets applicable to shares outstanding               $1,262,058,769
========================================================================

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

 Authorized                                                  250,000,000
------------------------------------------------------------------------
 Outstanding                                                  53,131,024
========================================================================
Net asset value, offering and redemption price per share          $23.75
========================================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1998

INVESTMENT INCOME:

Dividends (net of $135,103 foreign withholding tax)              $ 10,826,657
------------------------------------------------------------------------------
Interest                                                            7,206,342
------------------------------------------------------------------------------
  Total investment income                                          18,032,999
------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                       5,556,833
------------------------------------------------------------------------------
Administrative services fees                                           60,729
------------------------------------------------------------------------------
Custodian fees                                                        119,817
------------------------------------------------------------------------------
Directors' fees and expenses                                           15,043
------------------------------------------------------------------------------
Interest expense (Note 4)                                              58,555
------------------------------------------------------------------------------
Other                                                                  90,585
------------------------------------------------------------------------------
  Total expenses                                                    5,901,562
------------------------------------------------------------------------------
Less: Expenses paid indirectly                                        (18,086)
------------------------------------------------------------------------------
  Net expenses                                                      5,883,476
------------------------------------------------------------------------------
Net investment income                                              12,149,523
------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES,
 FOREIGN CURRENCIES, FUTURES AND OPTION CONTRACTS:

Net realized gain (loss) from:
 Investment securities                                              7,206,698
------------------------------------------------------------------------------
 Foreign currencies                                                  (127,792)
------------------------------------------------------------------------------
 Futures contracts                                                   (845,486)
------------------------------------------------------------------------------
 Option contracts                                                  (1,146,650)
------------------------------------------------------------------------------
                                                                    5,086,770
------------------------------------------------------------------------------

Net unrealized appreciation (depreciation) of:

 Investment securities                                            224,947,459
------------------------------------------------------------------------------
 Foreign currencies                                                     5,448
------------------------------------------------------------------------------
 Futures contracts                                                    277,200
------------------------------------------------------------------------------
 Option contracts                                                    (905,620)
------------------------------------------------------------------------------
                                                                  224,324,487
------------------------------------------------------------------------------
 Net gain from investment securities, foreign currencies,
  futures and option contracts                                    229,411,257
------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $241,560,780
==============================================================================

See Notes to Financial Statements.

                        AIM V.I. GROWTH AND INCOME FUND
104

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1998 and 1997

                                                      1998           1997
                                                 --------------  ------------
OPERATIONS:

 Net investment income                           $   12,149,523  $  4,767,618
------------------------------------------------------------------------------
 Net realized gain from investment securities,
  foreign currencies, futures and option
  contracts                                           5,086,770     9,736,106
------------------------------------------------------------------------------
 Net unrealized appreciation of investment
  securities, foreign currencies, futures and
  option contracts                                  224,324,487    66,989,418
------------------------------------------------------------------------------
  Net increase in net assets resulting from
   operations                                       241,560,780    81,493,142
------------------------------------------------------------------------------
Dividends to shareholders from net investment
 income                                              (4,873,870)     (326,695)
------------------------------------------------------------------------------
Distributions to shareholders from net realized
 gains                                              (12,029,125)     (490,042)
------------------------------------------------------------------------------
Net increase from capital stock transactions        398,288,439   349,104,509
------------------------------------------------------------------------------
  Net increase in net assets                        622,946,224   429,780,914
------------------------------------------------------------------------------

NET ASSETS:

 Beginning of year                                  639,112,545   209,331,631
------------------------------------------------------------------------------
 End of year                                     $1,262,058,769  $639,112,545
==============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)      $  935,990,892  $537,626,187
------------------------------------------------------------------------------
 Undistributed net investment income                 11,997,368     4,850,844
------------------------------------------------------------------------------
 Undistributed net realized gain on sales from
  investment securities, foreign currencies,
  futures and option contracts                        2,532,381     9,421,873
------------------------------------------------------------------------------
 Unrealized appreciation of investment
  securities, foreign currencies and option
  contracts                                         311,538,128    87,213,641
------------------------------------------------------------------------------
                                                 $1,262,058,769  $639,112,545
==============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1998

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM Variable Insurance Funds, Inc. (the "Company"), is a Maryland corporation organized on January 22, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, series, management investment company consisting of fifteen portfolios. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the AIM V.I. Growth and Income Fund (the "Fund"). The Fund's investment objective is to seek growth of capital, with current income as a secondary objective. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between the last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is

                        AIM V.I. GROWTH AND INCOME FUND
   substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains or losses from securities transactions are recorded on the identified cost basis. On December 31, 1998, paid-in capital was increased by $76,266, undistributed net investment income was decreased by $129,129 and undistributed net realized gains increased by $52,863 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Federal Income Taxes - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Stock Index Futures Contracts - The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred.
   When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options - The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
   A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written. The Fund will not write a covered call option if, immediately thereafter, the aggregate value of the securities underlying all such options, determined as of the dates such options were written, would exceed 25% of the net assets of the Fund.
H. Put options - The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the options's underlying instrument at a fixed strike price. In return for this right, a Fund pays an option premium. The options's underlying instrument may be a security, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM

                        AIM V.I. GROWTH AND INCOME FUND
106
at an annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement between the Company and AIM, with respect to the Fund, the Company has agreed to reimburse certain administrative costs incurred in providing accounting services and other administrative services to the Fund. During the year ended December 31, 1998, AIM was reimbursed $60,729 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the year ended December 31, 1998, the Fund incurred legal fees of $4,825 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3 - INDIRECT EXPENSES
The Fund received reductions in custodian fees of $18,086 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $18,086 during the year ended December 31, 1998.

NOTE 4 - BORROWINGS
Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed-upon price and date. Proceeds from reverse repurchase agreements are treated as borrowings. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities will subsequently be repurchased as specified in the agreements. The maximum amount outstanding during the period ended December 31, 1998 was $18,886,000 while borrowings averaged $1,028,866 per day with a weighted average interest rate of 5.60%.

NOTE 5 - DIRECTORS' FEES
Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 6 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1998 was $1,628,755,153 and $1,243,229,582, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1998 is as follows:

Aggregate unrealized appreciation of investment securities    $315,376,411
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (9,991,857)
---------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $305,384,554
===========================================================================

Cost of investments for tax purposes is $972,564,452.

NOTE 7 - CAPITAL STOCK
Changes in capital stock outstanding during the year ended December 31, 1998 and 1997 were as follows:

                                    1998                      1997
                           ------------------------  ------------------------
                             SHARES       AMOUNT       SHARES       AMOUNT
                           ----------  ------------  ----------  ------------
Sold                       19,890,074  $409,625,526  20,645,975  $361,699,824
------------------------------------------------------------------------------
Issued as reinvestment of
 distributions                751,578    16,902,995      44,268       816,737
------------------------------------------------------------------------------
Reacquired                 (1,379,171)  (28,240,082)   (745,032)  (13,412,052)
------------------------------------------------------------------------------
                           19,262,481  $398,288,439  19,945,211  $349,104,509
==============================================================================

NOTE 8 - CALL OPTION CONTRACTS WRITTEN
Transactions in call options written during the year ended December 31, 1998 are summarized as follows:

                   CALL OPTION CONTRACTS
                   ---------------------
                   NUMBER OF  PREMIUMS
                   CONTRACTS  RECEIVED
                   --------- -----------
Beginning of year     3,100  $   624,245
-----------------------------------------
Written              47,846   11,523,972
-----------------------------------------
Closed              (37,960)  (9,750,978)
-----------------------------------------
Exercised            (6,648)  (1,542,256)
-----------------------------------------
Expired              (3,671)    (237,512)
-----------------------------------------
End of year           2,667  $   617,471
=========================================

Open call option contracts written at December 31, 1998 were as follows:

                                                             DECEMBER
                                                             31, 1998    UNREALIZED
                       CONTRACT STRIKE   NUMBER OF PREMIUMS   MARKET    APPRECIATION
ISSUE                   MONTH   PRICE    CONTRACTS RECEIVED   VALUE    (DEPRECIATION)
-----                  -------- ------   --------- -------- ---------- --------------
Carnival Corp.           Jan     $40         750   $226,440 $  585,938  $  (359,498)
-------------------------------------------------------------------------------------
Compaq Computer Corp.    Jan     37 1/2    1,450    213,143    715,937     (502,794)
-------------------------------------------------------------------------------------
Compuware Corp.          Jan      70         467    177,888    426,137     (248,249)
-------------------------------------------------------------------------------------
                                           2,667   $617,471 $1,728,012  $(1,110,541)
=====================================================================================

                        AIM V.I. GROWTH AND INCOME FUND

NOTE 9 - FINANCIAL HIGHLIGHTS
 Shown below are the financial highlights for a share outstanding of the Fund during each of the years in the three-year period ended December 31, 1998, the eleven months ended December 31, 1995 and the period May 2, 1994 (date operations commenced) through January 31, 1995.

                                      December 31,
                          ------------------------------------------     January 31,
                             1998          1997      1996     1995          1995
                          ----------     --------  --------  -------     -----------
Net asset value,
 beginning of period      $    18.87     $  15.03  $  12.68  $  9.98       $10.00
----------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income         0.26(a)      0.13      0.16     0.14         0.11
----------------------------------------------------------------------------------------
  Net gains (losses) on
   securities (both
   realized and
   unrealized)                  4.95         3.74      2.36     3.11        (0.02)
----------------------------------------------------------------------------------------
   Total from investment
    operations                  5.21         3.87      2.52     3.25         0.09
----------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
   investment income           (0.09)       (0.01)    (0.14)   (0.14)       (0.11)
----------------------------------------------------------------------------------------
  Distributions from net
   realized gains              (0.24)       (0.02)    (0.03)   (0.41)          --
----------------------------------------------------------------------------------------
   Total distributions         (0.33)       (0.03)    (0.17)   (0.55)       (0.11)
----------------------------------------------------------------------------------------
Net asset value, end of
 period                   $    23.75     $  18.87  $  15.03  $ 12.68       $ 9.98
========================================================================================
Total return(b)                27.68%       25.72%    19.95%   32.65%        0.90%
========================================================================================

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of
 period (000s omitted)    $1,262,059     $639,113  $209,332  $38,567       $7,380
========================================================================================
Ratio of expenses to
 average net assets             0.65%(c)     0.69%     0.78%    0.78%(d)     1.07%(d)(e)
========================================================================================
Ratio of net investment
 income to average net
 assets                         1.34%(c)     1.15%     2.05%    1.92%(d)     1.95%(d)(e)
========================================================================================
Portfolio turnover rate          140%         135%      148%     145%          96%
========================================================================================

(a) Calculated using average shares outstanding.
(b) Total returns are not annualized for periods less than one year.
(c) Ratios are based on average net assets of $905,305,521.
(d) Annualized.
(e) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average net assets prior to fee waivers and/or expense reimbursements were 1.72% (annualized) and 1.30% (annualized), respectively.

                        AIM V.I. GROWTH AND INCOME FUND
108

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. Growth Fund, a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, the eleven month period ended December 31, 1995, the year ended January 31, 1995, and the period May 5, 1993 (commencement of operations) through January 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Growth Fund, as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, the eleven month period ended December 31, 1995, the year ended January 31, 1995 and the period May 5, 1993 (commencement of operations) through January 31, 1994 in conformity with generally accepted accounting principles.

                                   TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 3, 1999

                        AIM V.I. GROWTH AND INCOME FUND

The Managers' Overview

FUND FOCUSES ON QUALITY IN DIFFICULT MARKET

A roundtable discussion with the Fund management team for AIM V.I. High Yield
Fund for the period ended December 31, 1998.
------------------------------------------------------------------------------------------------------------------------------------

Q. THE MARKET EXPERIENCED ALL-TIME HIGHS     Q. WHAT WERE THE MAJOR TRENDS IN THE                    ---------------
AND ONE OF ITS MOST VICIOUS CORRECTIONS      FINANCIAL MARKETS SINCE THE FUND'S
DURING 1998. HOW DID AIM V.I. HIGH YIELD     INCEPTION?                                     Volatility in the high-yield market
FUND PERFORM IN THIS UNSETTLING ENVIRONMENT? A. Beginning in July, markets succumbed to
A. We have been in a very challenging        the second wave of "Asian contagion" when        created some exceptional values
environment during 1998. The Fund has        currency troubles in Asia made their way
suffered from a combination of oversupply    to the United States. A month later,                 in higher-quality debt.
and weakened demand, as well as from the     Russia's bond default and the downturn
"flight to quality" following a succession   that ensued involved even the very large,               ---------------
of global currency crises. For the           very liquid stocks that were chiefly
reporting period from the Fund's inception   responsible for the U.S. markets' earlier
on May 1, 1998, to December 31, 1998,        rise. Domestically, the markets were hit     recession. Boosted by the Fed easing, the
total return was -7.61%. The Fund            by the collapse of several hedge funds.      U.S. markets rebounded and led the way for
commenced offering during the high point     Investors sought shelter from market         recovery in many foreign markets.
in the market, when spreads were at their    volatility in the safest and most liquid
narrowest. By comparison, the Lipper High    investment classes, particularly U.S.        Q. HOW DID HIGH-YIELD BONDS FARE IN THIS
Current Yield Funds Index returned -4.59 %   Treasury securities.                         MARKET TURBULENCE?
from April 30, 1998, to the end of the           The Federal Reserve Board (the Fed)      A. High-yield bonds were hit hard during
reporting period.                            announced the first of three interest rate   the summer "flight to quality" when
                                             cuts in September, hoping to shelter the
                                             United States from a potential global

PORTFOLIO COMPOSITION

As of 12/31/98, based on total net assets

TOP 10 HOLDINGS                              TOP 10 INDUSTRIES                          NUMBER OF HOLDINGS: 61

 1. Metrocall, Inc.                4.31%      1. Gaming, Lottery &                      Pie Chart
 2. Decora Industries, Inc.        4.03          Pari-mutuel Companies        12.18%
 3. American Skiing Co.            3.94       2. Telecommunications                     Domestic Preferred Stock              1.04%
 4. Circus Circus Enterprise       3.91          (Cellular/Wireless)          11.26     Other                                 3.02%
 5. Venetian Casino Resort LLC     3.83       3. Lodging-Hotels                7.33     Cash/Cash Equivalents                 4.57%
 6. Exodus Communications          3.80       4. Manufacturing (Specialized)   7.02     Non-investment Grade Corporate Bonds 91.37%
 7. Nextel Communications, Inc.    3.11       5. Health Care
 8. Versatel Telecom B.V.                        (Medical Products & Supplies) 6.34
    (New Zealand)                  2.56       6. Telecommunications
 9. Dobson Communications Corp.    2.55          (Long Distance)               5.37
10. Alliance Imaging               2.50       7. Retail (Specialty)            5.00
                                              8. Broadcasting (Television,
                                                 Radio & Cable)                4.38
                                              9. Computers (Networking)        4.35
                                             10. Housewares                    4.03

Please keep in mind that the Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.

110                   AIM V.I. HIGH YIELD FUND

investors turned to U.S. Treasury            recession in 1999. Economic growth seems
securities for their relative safety.        to be decelerating, so low inflation and
Record levels of new high-yield issuance     low interest rates should continue.
also went unmet by demand starting in            Historically, November to February is,
August, generating broad-based volatility    on average, the best-performing period in
in the high-yield market. These factors      the high-yield market, adding
combined with falling corporate profits      approximately 15% on an annualized basis.
and rising default rates deteriorated the    With the yield spreads between high-yield
performance of high-yield bonds. AIM V.I.    bonds and 10-year U.S. Treasury securities
High Yield Fund had no defaults, although    at their widest since 1991, many analysts
those sectors that have had defaults have    believe that high-yield bonds represent a
experienced greater spread widening.         good bargain for the near term. Investors
    After a devastating third quarter,       may be rewarded by the appreciation that
the worst in almost eight years, the high-   should occur as yields return to more
yield market began to recover, boosted by    normal levels.
the Fed's interest rate cuts. Liquidity          With a slowing economy expected in 1999,
slowly returned to the market, as new        the key to continuing recovery in the high-
issuance reappeared. During November, more   yield market will be corporate earnings in
than $2.5 billion in new corporate debt      the coming months. As the rate of defaults
entered the market, led by a group of fast-  continues to increase due to more volatile
growing telecommunications companies.        market conditions, we believe that credit
                                             quality will become more of a
Q. GIVEN CURRENT MARKET CONDITIONS, HOW      differentiating factor in total return
HAVE YOU MANAGED THE PORTFOLIO?              performance. We remain focused on
A. During the fourth quarter, as             maintaining the Fund's credit quality in
volatility in the high-yield market          this turbulent environment.                             ---------------
continued, we focused on increasing
quality in the Fund's portfolio.             The unmanaged Lipper High Current Yield          . . . many analysts believe that
Volatility in the high-yield market          Funds Index represents an average of the
created some exceptional values in higher-   performance of the 30 largest high-yield                 high-yield bonds
quality debt. We added holdings in the       funds charted by Lipper, Inc., an
higher-quality BB segment of the market.     independent mutual fund performance                  represent a good bargain
We maintained an overall single-B rating     monitor. Results shown reflect
for the Fund, as rated by Standard &         reinvestment of dividends.                               for the near term.
Poor's (S&P), a widely known credit-rating       Because the Fund has been offered for
agency.                                      less than one year (since 5/1/98), total                  ---------------
    At the close of the fiscal year, the     return figures reflect cumulative total
Fund's largest holdings were in              return that has not yet been annualized.
telecommunications and in gaming, lottery        Higher-yielding, lower-rated corporate
and pari-mutuel companies. These             bonds, commonly known as "junk bonds,"
industries continue to offer strong          have a greater risk of price fluctuation
fundamentals despite weakening economic      and loss of principal and income than U.S.
conditions. The Fund remained as fully       Treasury securities, which offer a
invested as possible but maintained a        government guarantee as to the repayment
4.57% cash position at the end of the        of principal and interest if held to
fiscal year to take advantage of more        maturity. Purchasers should carefully
attractively priced issues in the near       assess the risks associated with an
term.                                        investment in this Fund.

Q. WHAT IS YOUR OUTLOOK FOR 1999?
A. By and large, we are optimistic that
the U.S. high-yield market has stabilized and improved from its steep declines in the summer. Market analysts are optimistic that the United States will avoid a


                        AIM V.I. HIGH YIELD FUND                            111

SCHEDULE OF INVESTMENTS

December 31, 1998

                                                           PRINCIPAL   MARKET
                                                            AMOUNT     VALUE
CORPORATE BONDS & NOTES - 91.37%

AEROSPACE/DEFENSE - 1.42%

Pacific Aerospace & Electronics, Inc., Sr. Sub. Notes,
 11.25%, 08/01/05(a) (Acquired 07/24/98; Cost $150,000)    $150,000  $  113,250
-------------------------------------------------------------------------------

AIR FREIGHT - 1.99%

Atlas Air, Inc., Sr. Unsec. Notes, 10.75%, 08/01/05         150,000     158,250
-------------------------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 3.26%

EchoStar DBS Corp., Sr. Sec. Gtd. Notes, 12.50%, 07/01/02   150,000     174,000
-------------------------------------------------------------------------------
Park N View, Inc., Series B Sr. Notes, 13.00%,
 05/15/08(b)                                                100,000      85,500
-------------------------------------------------------------------------------
                                                                        259,500
-------------------------------------------------------------------------------

BUILDING MATERIALS - 2.37%

Congoleum Corp., Sr. Unsec. Notes, 8.625%, 08/01/08         100,000      99,000
-------------------------------------------------------------------------------
Imperial Home Decor Group, Series B Sr. Unsec. Gtd. Sub.
 Notes, 11.00%, 03/15/08                                    100,000      89,500
-------------------------------------------------------------------------------
                                                                        188,500
-------------------------------------------------------------------------------

COMPUTERS (NETWORKING) - 4.35%

Convergent Communications, Series B Sr. Unsec. Notes,
 13.00%, 04/01/08(c)                                         90,000      43,650
-------------------------------------------------------------------------------
Exodus Communications, Sr. Unsec. Notes, 11.25%, 07/01/08   300,000     303,000
-------------------------------------------------------------------------------
                                                                        346,650
-------------------------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 0.76%

Metal Management, Inc., Sr. Unsec. Gtd. Sub. Notes,
 10.00%, 05/15/08                                           100,000      60,500
-------------------------------------------------------------------------------

CONSTRUCTION (CEMENT & AGGREGATES) - 1.65%

Schuff Steel Co., Sr. Unsec. Gtd. Sub. Notes, 10.50%,
 06/01/08                                                   150,000     131,250
-------------------------------------------------------------------------------

CONTAINERS & PACKAGING (PAPER) - 1.05%

BPC Holding Corp., Series B Sr. Sec. Notes, 12.50%,
 06/15/06                                                    80,000      83,600
-------------------------------------------------------------------------------

FOODS - 0.80%

RAB Enterprise, Inc., Sr. Notes, 13.00%, 05/01/08(a)
 (Acquired 05/05/98; Cost $90,900)                           90,000      63,450
-------------------------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL COMPANIES - 12.18%

Alliance Gaming Corp., Series B Sr. Unsec. Gtd. Sub.
 Notes, 10.00%, 08/01/07                                    100,000      90,500
-------------------------------------------------------------------------------
Circus Circus Enterprises, Inc., Sr. Sub. Notes, 9.25%,
 12/01/05                                                   300,000     311,175
-------------------------------------------------------------------------------
Majestic Star Casino, LLC, Sr. Sec. Notes, 12.75%,
 05/15/03                                                   150,000     156,750
-------------------------------------------------------------------------------
Resort at Summerlin/RAS Co., Sr. Unsec. Sub. PIK Notes,
 13.00%, 12/15/07                                           111,000     106,005
-------------------------------------------------------------------------------

                                                           PRINCIPAL   MARKET
                                                            AMOUNT     VALUE
GAMING, LOTTERY & PARIMUTUEL COMPANIES - (CONTINUED)

Venetian Casino Resort LLC, Sec. Gtd. Mortgage Notes,
 12.25%, 11/15/04                                          $ 325,000 $  305,500
-------------------------------------------------------------------------------
                                                                        969,930
-------------------------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER) - 1.91%

Biovail Corp., Sr. Notes, 10.875%, 11/15/05(a) (Acquired
 11/10/98 - 11/24/98; Cost $151,650)                         150,000    152,250
-------------------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 6.34%

Alaris Medical, Inc., Sr. Disc. Notes, 11.125%,
 08/01/08(a)(d) (Acquired 07/23/98; Cost $121,856)           200,000    110,000
-------------------------------------------------------------------------------
Alliance Imaging, Sr. Sub. Notes, 9.625%, 12/15/05           200,000    199,000
-------------------------------------------------------------------------------
Everest Healthcare Services Corp., Sr. Unsec. Gtd. Sub.
 Notes, 9.75%, 05/01/08                                      100,000     99,500
-------------------------------------------------------------------------------
Mediq, Inc., Sr. Unsec. Gtd. Sub. Notes, 11.00%, 06/01/08    100,000     96,500
-------------------------------------------------------------------------------
                                                                        505,000
-------------------------------------------------------------------------------

HOMEBUILDING - 0.24%

Schuler Homes, Sr. Unsec. Gtd. Notes, 9.00%, 04/15/08         20,000     19,500
-------------------------------------------------------------------------------

HOUSEWARES - 4.03%

Decora Industries, Inc., Series B Sr. Sec. Gtd. Notes,
 11.00%, 05/01/05                                            340,000    321,300
-------------------------------------------------------------------------------

LODGING-HOTELS - 7.33%

American Skiing Co., Series B Sr. Sub. Notes, 12.00%,
 07/15/06                                                    300,000    313,500
-------------------------------------------------------------------------------
Booth Creek Ski Holdings, Sr. Unsec. Gtd. Notes, 12.50%,
 03/15/07                                                     90,000     89,550
-------------------------------------------------------------------------------
Stena Line A.B. (Sweden), Sr. Unsec. Yankee Notes,
 10.625%, 06/01/08                                           200,000    181,000
-------------------------------------------------------------------------------
                                                                        584,050
-------------------------------------------------------------------------------

MANUFACTURING (DIVERSIFIED) - 2.47%

Anthony Crane Rentals, Sr. Notes, 10.375%, 08/01/08(a)
 (Acquired 07/15/98 - 07/20/98; Cost $100,375)               100,000     96,500
-------------------------------------------------------------------------------
Generac Portable Products, Sr. Sub. Notes, 11.25%,
 07/01/06(a) (Acquired 07/02/98; Cost $100,000)              100,000    100,500
-------------------------------------------------------------------------------
                                                                        197,000
-------------------------------------------------------------------------------

MANUFACTURING (SPECIALIZED) - 7.02%

Brand Scaffold Services, Sr. Unsec. Notes, 10.25%,
 02/15/08                                                    150,000    143,250
-------------------------------------------------------------------------------
Derby Cycle Corp., Sr. Notes, 10.00%, 05/15/08(a)
 (Acquired 05/07/98; Cost $100,000)                          100,000     86,500
-------------------------------------------------------------------------------
Globe Manufacturing Corp., Sr. Sub. Notes, 10.00%,
 08/01/08(a) (Acquired 07/28/98 - 10/27/98; Cost
 $179,193)                                                   200,000    182,000
-------------------------------------------------------------------------------
Omega Cabinets, Sr. Sub. Notes, 10.50%, 06/15/07             150,000    147,750
-------------------------------------------------------------------------------
                                                                        559,500
-------------------------------------------------------------------------------

                            AIM V.I. HIGH YIELD FUND
112

                                                          PRINCIPAL   MARKET
                                                           AMOUNT     VALUE
OIL & GAS (EXPLORATION & PRODUCTION) - 0.71%

Lodestar Holdings Inc., Sr. Unsec. Gtd. Notes, 11.50%,
 05/15/05                                                 $ 70,000  $   56,350
------------------------------------------------------------------------------

PUBLISHING - 1.05%

Liberty Group Publishing, Inc., Sr. Unsec. Disc. Deb.,
 11.625%, 02/01/09(d)                                      150,000      83,250
------------------------------------------------------------------------------

RAILROAD - 1.01%

TFM SA de CV. (Mexico), Sr. Gtd. Yankee Notes, 10.25%,
 06/15/07                                                   95,000      80,750
------------------------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE) - 1.97%

Plainwell, Inc., Series B Sr. Unsec. Sub. Notes, 11.00%,
 03/01/08                                                  200,000     157,000
------------------------------------------------------------------------------

RETAIL (SPECIALTY) - 5.00%

CEX Holdings, Inc., Series B Sr. Unsec. Gtd. Sub. Notes,
 9.625%, 06/01/08                                           95,000      85,975
------------------------------------------------------------------------------
National Vision Associates, Sr. Notes, 12.75%,
 10/15/05(a) (Acquired 10/05/98; Cost $148,296)            150,000     159,750
------------------------------------------------------------------------------
Rent-A-Center, Inc., Sr. Sub. Notes, 11.00%, 08/15/08(a)
 (Acquired 08/13/98; Cost $150,000)                        150,000     153,000
------------------------------------------------------------------------------
                                                                       398,725
------------------------------------------------------------------------------

SERVICES (FACILITIES & ENVIRONMENTAL) - 0.12%

ATC Group Services, Inc., Sr. Unsec. Gtd. Sub. Notes,
 12.00%, 01/15/08(e)                                       100,000       9,500
------------------------------------------------------------------------------

SHIPPING - 2.10%

Millenium Seacarriers, First Priority Ship Mortgage
 Notes, 12.00%, 07/15/05(a)(f) (Acquired 07/20/98; Cost
 $96,733)                                                  100,000      80,500
------------------------------------------------------------------------------
Pegasus Shipping Hellas Co. (Bermuda), Sr. Sec. Gtd.
 Mortgage Notes, 11.875%, 11/15/04                         100,000      86,500
------------------------------------------------------------------------------
                                                                       167,000
------------------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 11.26%

Dobson Communications Corp., Sr. Notes, 11.75%, 04/15/07   200,000     203,500
------------------------------------------------------------------------------
Metrocall, Inc., Sr. Sub. Notes, 11.00%, 09/15/08(a)
 (Acquired 12/17/98; Cost $337,634)                        340,000     343,400
------------------------------------------------------------------------------
Nextel Communications, Inc., Sr. Notes, 12.00%,
 11/01/08(a) (Acquired 10/28/98; Cost $221,801)            225,000     247,500
------------------------------------------------------------------------------
Spectrasite Holdings, Inc., Sr. Disc. Notes, 12.00%,
 07/15/08(a)(d) (Acquired 06/23/98; Cost $117,927)         200,000     103,000
------------------------------------------------------------------------------
                                                                       897,400
------------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 5.36%

Long Distance Direct, Inc., Sr. Notes, 12.25%,
 04/15/08(a)(g) (Acquired 05/05/98 - 10/01/98; Cost
 $131,064)                                                 140,000     120,750
------------------------------------------------------------------------------
Versatel Telecom B.V. (Netherlands), Sr. Notes, 13.25%,
 05/15/08                                                  100,000     102,000
------------------------------------------------------------------------------
Versatel Telecom B.V. (Netherlands), Sr. Notes, 13.25%,
 05/15/08(a)(h) (Acquired 11/17/98;
 Cost $192,036)                                            200,000     204,000
------------------------------------------------------------------------------
                                                                       426,750
------------------------------------------------------------------------------

                                                          PRINCIPAL   MARKET
                                                           AMOUNT     VALUE
TELEPHONE - 2.48%

Dobson Communications Corp., Sr. Unsec. Notes, 12.25%,
 06/15/08                                                 $100,000  $   92,750
------------------------------------------------------------------------------
US Xchange LLC, Sr. Unsec. Notes, 15.00%, 07/01/08         100,000     105,250
------------------------------------------------------------------------------
                                                                       198,000
------------------------------------------------------------------------------

TRUCK & PARTS - 1.14%

HDA Part System, Inc., Sr. Sub. Notes, 12.00%,
 08/01/05(a) (Acquired 07/28/98; Cost $100,000)            100,000      90,500
------------------------------------------------------------------------------
  Total Corporate Bonds & Notes
   (Cost $7,595,612)                                                 7,278,705
------------------------------------------------------------------------------
                                                           SHARES
PREFERRED STOCK - 1.04%

BROADCASTING (TELEVISION, RADIO, & CABLE) - 1.04%

Benedek Communications, 11.50% PIK Pfd. (Cost $100,000)        102      83,130
------------------------------------------------------------------------------
WARRANTS - 0.10%

BROADCASTING (TELEVISION, RADIO & CABLE) - 0.08%

Park N View, Inc., expiring 05/15/08 (United Kingdom)(i)       100       6,200
------------------------------------------------------------------------------

COMPUTERS (NETWORKING) - 0.00%

Convergent Communications, expiring 04/01/08(i)                360           4
------------------------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL COMPANIES - 0.00%

Resort At Summerlin/RAS Co., expiring 12/15/07(i)              100           1
------------------------------------------------------------------------------

METAL FABRICATORS - 0.00%

Gulf States Steel, Inc., expiring 04/15/03(i)                   60           1
------------------------------------------------------------------------------

SHIPPING - 0.01%

Millenium Seacarriers, expiring 07/15/03(i)                    100         625
------------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 0.01%

Long Distance Direct, Inc., expiring 04/13/08(i)               140         350
------------------------------------------------------------------------------
Versatel Telecom B.V. (New Zealand), expiring
 05/15/08(i)                                                   100       1,012
------------------------------------------------------------------------------
                                                                         1,362
------------------------------------------------------------------------------
  Total Warrants (Cost $166)                                             8,193
------------------------------------------------------------------------------
                                                          PRINCIPAL
                                                           AMOUNT

REPURCHASE AGREEMENT - 4.47%(j)

SBC Warburg Dillion Read, Inc., 4.75%, 1/04/99(k) (Cost
 $356,078)                                                $356,078     356,078
------------------------------------------------------------------------------
TOTAL INVESTMENTS - 96.98%                                           7,726,106
------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES - 3.02%                                  240,195
------------------------------------------------------------------------------
NET ASSETS - 100.00%                                                $7,966,301
================================================================================


                            AIM V.I. HIGH YIELD FUND

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at 12/31/98 was $2,202,850 which represented 27.65% of the Fund's net assets.
(b) Issued as a unit. This unit also includes 100 warrants to purchase 6.73833 shares of common stock per warrant.
(c) Issued as a unit. This unit also includes 360 warrants to purchase 10.8 shares of common stock per warrant.
(d) Step bond issued at a discount. Interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(e) Defaulted security. Currently, the issuer is partially in default with respect to interest payments.
(f) Issued as a unit. This unit also includes 100 warrants to purchase 1.9 shares of common stock per warrant.
(g) Issued as a unit. This unit also includes 140 warrants to purchase 15.0874 shares of common stock per warrant.
(h) Issued as unit. This unit also includes 100 warrants to purchase 6.667 shares of common stock per warrant.
(i) Non-income producing security.
(j) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investments advisor or its affiliates.
(k) Joint repurchase agreement entered into 12/31/98 with a maturing value of $1,000,527,778. Collateralized by $2,207,068,000 U.S. Government
    obligations, 0% to 6.75% due 06/30/99 to 11/15/21 with an aggregate market value at 12/31/98 of $1,020,001,079.

Abbreviations:

Deb.   - Debentures
Disc.  - Discounted
Gtd.   - Guaranteed
Pfd.   - Preferred
PIK    - Payment in Kind
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured


See Notes to Financial Statements.


                            AIM V.I. HIGH YIELD FUND
114

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1998


ASSETS:

Investments, at market value (cost $8,051,856)            $  7,726,106
----------------------------------------------------------------------
Cash                                                             7,980
----------------------------------------------------------------------
Receivables for:
 Capital stock sold                                             15,759
----------------------------------------------------------------------
 Dividends and interest                                        194,385
----------------------------------------------------------------------
 Reimbursement from advisor                                     28,175
----------------------------------------------------------------------
Investment for deferred compensation plan                        2,781
----------------------------------------------------------------------
Other assets                                                     3,402
----------------------------------------------------------------------
  Total assets                                               7,978,588
----------------------------------------------------------------------

LIABILITIES:

Payables for Capital stock reacquired                               57
----------------------------------------------------------------------
Deferred compensation plan                                       2,781
----------------------------------------------------------------------
Accrued administrative services fees                               663
----------------------------------------------------------------------
Accrued operating expenses                                       8,786
----------------------------------------------------------------------
  Total liabilities                                             12,287
----------------------------------------------------------------------
Net assets applicable to shares outstanding               $  7,966,301
======================================================================

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

 Authorized                                                250,000,000
----------------------------------------------------------------------
 Outstanding                                                   901,675
======================================================================
Net asset value, offering and redemption price per share         $8.84
======================================================================

STATEMENT OF OPERATIONS

For the period May 1, 1998 (date operations commenced) through December 31, 1998


INVESTMENT INCOME:

Interest                                                             $ 360,052
-------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                           20,728
-------------------------------------------------------------------------------
Administrative services fees                                            27,339
-------------------------------------------------------------------------------
Custodian fees                                                          12,190
-------------------------------------------------------------------------------
Directors' fees and expenses                                             6,309
-------------------------------------------------------------------------------
Professional fees                                                       10,645
-------------------------------------------------------------------------------
Other                                                                    5,661
-------------------------------------------------------------------------------
   Total expenses                                                       82,872
-------------------------------------------------------------------------------
Less: Expenses paid indirectly                                            (655)
-------------------------------------------------------------------------------
  Fees waived and reimbursed by advisor                                (45,526)
-------------------------------------------------------------------------------
   Net expenses                                                         36,691
-------------------------------------------------------------------------------
Net investment income                                                  323,361
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES:

Net realized gain (loss) from investment securities                   (367,230)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment securities   (325,750)
-------------------------------------------------------------------------------
 Net gain (loss) from investment securities                           (692,980)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      $(369,619)
===============================================================================

See Notes to Financial Statements.

                            AIM V.I. HIGH YIELD FUND

STATEMENT OF CHANGES IN NET ASSETS

For the period May 1, 1998 (date operations commenced) through December 31,
1998

OPERATIONS:

 Net investment income                                            $  323,361
-----------------------------------------------------------------------------
 Net realized gain (loss) from investment securities                (367,230)
-----------------------------------------------------------------------------
 Net unrealized appreciation (depreciation) of investment
  securities                                                        (325,750)
-----------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from
      operations                                                    (369,619)
-----------------------------------------------------------------------------
Dividends to shareholders from net investment income                (330,305)
-----------------------------------------------------------------------------
 Net increase from capital stock transactions                      8,666,225
-----------------------------------------------------------------------------
     Net increase in net assets                                    7,966,301
-----------------------------------------------------------------------------

NET ASSETS:

 Beginning of period                                                       -
-----------------------------------------------------------------------------
 End of period                                                    $7,966,301
=============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)                       $8,662,066
-----------------------------------------------------------------------------
 Undistributed net investment income (loss)                           (2,785)
-----------------------------------------------------------------------------
 Undistributed net realized gain (loss) from investment
  securities                                                        (367,230)
-----------------------------------------------------------------------------
 Unrealized appreciation (depreciation) of investment
  securities                                                        (325,750)
-----------------------------------------------------------------------------
                                                                  $7,966,301
=============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1998

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM Variable Insurance Funds, Inc. (the "Company"), is a Maryland corporation organized on January 22, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, series, management investment company consisting of fifteen portfolios. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the AIM V.I. High Yield Fund (the "Fund"). The Fund's investment objective is to achieve a high level of current income by investing primarily in publicly traded non-investment grade debt securities. The Fund will also consider the possibility of capital growth when it purchases and sells securities. Debt securities of less than investment grade are considered "high risk" securities (commonly referred to as junk bonds). These bonds may involve special risks in addition to the risks associated with investment in higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds. The Fund commenced operations on May 1, 1998. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.
A. Security Valuations - Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Investment securities for which prices are not provided by the pricing service and which are listed or traded on an exchange (except convertible bonds) are valued at the last sales price on the exchange where principally traded or, lacking any sales on a particular day, at the mean between the closing bid and asked prices on that day unless the Board of Directors, or persons designated by the Board of Directors, determines that over-the-counter quotations more closely reflect the current market value of the security. Securities traded in the over-the-counter market, except (i) securities priced by the pricing service, (ii) securities for which representative exchange prices are available, and (iii) securities reported in the NASDAQ National Market System, are valued at the mean between representative last bid and asked prices obtained from an electronic quotation reporting system, if such prices are available, or from established market makers. Each security reported in the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean between the closing bid and asked prices. Securities for which market quotations either are not


                           AIM V.I. HIGH YIELD FUND
116
   readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions -Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On December 31, 1998 additional paid-in capital was decreased by $4,159 and undistributed net investment income was increased by $4,159 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Federal Income Taxes - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund had capital loss carryforwards (which may be carried forward to offset future taxable capital gains, if any) of $247,108, which expires, if not previously utilized, through the year 2006. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.625% of the first $200 million of the Fund's average daily net assets, plus 0.55% of the Fund's average daily net assets of the next $300 million, plus 0.50% of the Fund's average daily net assets of the next $500 million, plus 0.45% of the Fund's average daily net assets in excess of $1 billion. During the period May 1, 1998 (date operations commenced) through December 31, 1998, AIM waived fees and reimbursed expenses of $45,526.
 Pursuant to a master administrative services agreement between the Company and AIM, with respect to the Fund, the Company has agreed to reimburse certain administrative costs incurred in providing accounting services and other administrative services to the Fund. During the period May 1, 1998 (date operations commenced) through December 31, 1998, AIM was reimbursed $27,339 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the period May 1, 1998 (date operations commenced) through December
31, 1998, the Fund incurred legal fees of $1,697 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3 - INDIRECT EXPENSES
The Fund received reductions in custodian fees of $655 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $655 during the period May 1, 1998 (date operations commenced) through December 31, 1998.

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest a director's fees, if so elected by such director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold during the period May 1, 1998 (date operations commenced) through December 31, 1998 was $9,741,226 and $1,711,250, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of December 31, 1998 is as follows:

Aggregate unrealized appreciation of investment securities           $ 152,901
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities          (478,651)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment securities  $(325,750)
===============================================================================

 Investments have the same cost for tax and financial statements.


                           AIM V.I. HIGH YIELD FUND

NOTE 6 - CAPITAL STOCK
Changes in capital stock outstanding during the period May 1, 1998 (date operations commenced) through December 31, 1998 were as follows:

                                     SHARES     AMOUNT
                                     -------  ----------
Sold                                 910,186  $8,767,632
---------------------------------------------------------
Issued as reinvestment of dividends   37,577     330,305
---------------------------------------------------------
Reacquired                           (46,088)   (431,712)
---------------------------------------------------------
                                     901,675  $8,666,225
=========================================================

NOTE 7 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during the period May 1, 1998 (date operations commenced) through December 31, 1998.

                                                                   1998
                                                                  ------
Net asset value, beginning of period                              $10.00
----------------------------------------------------------------- ------
Income from investment operations:
  Net investment income                                             0.39
----------------------------------------------------------------- ------
  Net gains (losses) on securities (both realized and unrealized)  (1.15)
----------------------------------------------------------------- ------
   Total from investment operations                                (0.76)
----------------------------------------------------------------- ------
Less dividends from net investment income                          (0.40)
----------------------------------------------------------------- ------
Net asset value, end of period                                    $ 8.84
================================================================= ======
Total return(a)                                                    (7.61)%
================================================================= ======

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000s omitted)                          $7,966
================================================================= ======
Ratio of expenses to average net assets(b)                          1.13%(c)
================================================================= ======
Ratio of net investment income to average net assets(d)             9.75%(c)
================================================================= ======
Portfolio turnover rate                                               39%
================================================================= ======

(a) Total return is not annualized.
(b) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.50% (annualized).
(c) Ratios are based on average net assets of $4,940,917.
(d) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements was 8.36% (annualized).


                            AIM V.I. HIGH YIELD FUND
118

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. High Yield Fund, a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1998, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period May 1, 1998 (commencement of operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. High Yield Fund, as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the period May 1, 1998 (commencement of operations) through December 31, 1998 in conformity with generally accepted accounting principles.

                                   TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 3, 1999


                            AIM V.I. HIGH YIELD FUND

The Managers' Overview

EUROPE SHELTERS FUND
FROM GLOBAL STORMS

A roundtable discussion with the Fund management team for AIM V.I. International
Equity Fund for the fiscal year ended December 31, 1998.
-----------------------------------------------------------------------------------------------------------------------------------
Q. GLOBAL MARKET VOLATILITY DOMINATED               ---------------------------------     than in the United States, and investors
FINANCIAL NEWS IN 1998. HOW DID THE FUND                                                  could get that growth at a cheaper price.
PERFORM?                                                    Strong performance              Europe's market environment has been
A. Despite the difficult environment,                                                     helped by the strict monetary and
including a major correction in world                 from European stocks provided       budgetary policies required of countries
equity markets during August, the Fund                                                    joining the European Economic and Monetary
achieved excellent results. Strong                         the biggest boost to           Union (EMU). Investors have benefited from
performance from European stocks provided                                                 a decrease in interest rates, lower
the biggest boost to the Fund's                           the Fund's performance          inflation, and an increase in
performance. For the fiscal year ended                                                    privatization. Furthermore, the
December 31, 1998, total return was                 ---------------------------------     introduction of a single currency (the
15.49%, besting the Lipper International                                                  euro), has prodded European companies
Fund Index, which posted a gain of 12.66%.   riskiness of all emerging markets. Such      toward more competitive practices, and the
The overall index for international          negative sentiment led to massive outflows   results are starting to appear on the
markets--the EAFE--achieved a total return   of capital in Latin America. With the        bottom line.
of 20.00% for the reporting period.          additional stress of falling commodity
                                             prices, Latin American markets ended 1998    Q. HOW HAVE YOU MANAGED THE PORTFOLIO IN
Q. WHY WAS MARKET TURMOIL SO PERVASIVE?      with some of the world's worst performance   THIS ENVIRONMENT?
A. The trouble began in Asia, where          results.                                     A. We've maintained our focus on earnings
devalued currencies plus billions in bad                                                  growth and on diversification. The
loans limited the region's ability to        Q. IS THERE ANY INDICATION THAT THE ASIAN    portfolio was invested in 142 holdings,
purchase goods and raw materials from the    CRISIS IS ABATING?                           representing companies found in 25
world's sellers. In addition, cash-          A. Toward the end of the reporting period,   different countries.
strapped Asian companies flooded global      Asian markets took an upturn. Interest         By the end of the reporting period, we
commodities markets with their               rates were falling and some currencies       were still finding great opportunities in
inventories. The combination of oversupply   were stabilizing. Reform efforts in South    Europe, with France and the United Kingdom
and weakened demand caused prices to         Korea and Thailand have been particularly    bringing in some of the strongest results.
plummet, contributing to worldwide           impressive.                                  A favorite was French company Cap Gemini,
deflation.                                     However, the first hints of stabiliza-     one of Europe's biggest information-
  Meanwhile, investors worried over news     tion do not necessarily indicate certain     systems companies.
of Russia's overwhelming government debt     recovery. As 1998 came to a close,             We had limited exposure to Japan, where
and the speculative borrowing practiced by   economic conditions and corporate earnings   many companies' earnings are not yet
its private banks. In August, Russia         were still quite weak throughout the         meeting our expectations. We've also
attempted to stabilize the banking system    region. Inadequate bank reform efforts in    drastically reduced our holdings in non-
by floating the ruble and suspending         Japan continued to send warning signs to     Japan Asia, focusing on the few companies
repayment of much of its foreign debt.       investors.                                   that have produced consistent earnings
These events spurred a global flight to                                                   growth despite the difficult operating
quality, resulting in a broad-based sell-    Q. WHY HAVE EUROPE'S MARKETS STAYED STRONG?  environment. As of the end of December, we
off.                                         A. Europe did suffer during the summer's     had no holdings in Malaysia, where capital
                                             global downturn, but the markets almost      controls have been in effect since the
Q. HOW DID LATIN AMERICAN MARKETS FARE?      completely recovered during the fourth       fall of 1998.
A. After watching currency devaluations      quarter. For most of 1998, corporate           In Latin America, our emphasis was on
and debt defaults in Asia and Russia,        earnings growth in Europe was stronger       defensive names with limited dollar debt,
investors began to re-evaluate the                                                        solid cash flows, and reliable management.

120                                             AIM V.I. INTERNATIONAL EQUITY FUND


GROWTH OF A $10,000 INVESTMENT                             AVERAGE ANNUAL TOTAL RETURN    PORTFOLIO COMPOSITION

From 5/2/93--12/31/98                                      As of 12/31/98                 As of 12/31/98, based on total net assets

             AIM V.I.                       Lipper         Inception (5/2/93)   13.36%    TOP 10 EQUITY HOLDINGS
           International                 International
            Equity Fund       EAFE        Fund Index       1 Year               15.49      1. Pinault-Printemps-Redoute
                         (In thousands)                                                         S.A. (France)               1.42%
5/2/93       10,000          10,000          10,000                                        2. Verenigde Nederlandse
6/93          9,880          10,057          10,030                                             Uitgeversbedrijven
12/93        11,890          10,831          12,188                                             Verenigd Bezit
6/94         11,620          11,797          12,163                                             (Netherlands)               1.41
12/94        11,698          11,704          12,098                                        3. Cap Gemini Sogeti S.A.
6/95         12,670          12,027          12,398                                             (France)                    1.39
12/95        13,714          13,056          13,311                                        4. Karstadt A.G. (Germany)       1.35
6/96         15,501          13,665          14,465                                        5. Nokia Oyj A.B.-Class A
12/96        16,464          13,886          15,231                                             (Finland)                   1.33
6/97         18,387          15,464          17,355                                        6. Allied Irish Banks PLC
12/97        17,606          14,172          16,335                                             (United Kingdom)            1.31
6/98         20,916          16,451          18,198                                        7. Vodafone Group PLC
12/98        20,333          17,053          18,403                                             (United Kingdom)            1.25
Past performance cannot guarantee comparable future results.                               8. Banque Nationale de Paris
                                                                                               (France)                    1.23
Market volatility can significantly affect short-term performance. Results                9. Rentokil Initial PLC
of an investment made today may differ substantially from the historical                       (United Kingdom)            1.17
performance shown.                                                                       10. Kingfisher PLC (United
                                                                                               Kingdom)                    1.17
The performance figures shown represent the AIM V.I. International Equity
Fund. They are not intended to reflect actual annuity values, and they do                TOP 10 INDUSTRIES
not reflect charges at the separate account level which, if applied, would
lower the performance results. The Fund's performance figures are                         1. Banks (Major Regional)       10.31%
historical and reflect reinvestment of all distributions and changes in the               2. Telephone                     6.92
net asset value. The Fund's investment return and principal value will                    3. Retail (Food Chains)          5.17
fluctuate so that Fund shares, when redeemed, may be worth more or less                   4. Services (Commercial &
than their original cost. Source: Towers Data Systems Hypo--Registered Trademark--.            Consumer)                   5.39
  The EAFE--Registered Trademark-- (Europe, Australasia, and the Far East)                5. Manufacturing (Diversified)   4.66
Index is a group of unmanaged foreign securities tracked by Morgan Stanley                6. Foods                         4.40
Capital International. The unmanaged Lipper International Fund Index                      7. Computers (Software &
represents an average of the performance of the 30 largest international                       Services)                   3.72
mutual funds. Lipper Inc. is an independent mutual funds performance                      8. Insurance (Multi-line)        3.57
monitor. Data for the indexes are for the period 4/30/93-12/31/98.                        9. Telecommunications
  An investment cannot be made in any index listed. Index results include                      (Cellular/Wireless)         3.43
reinvested dividends.                                                                    10. Electric Companies            2.99
  International investing presents certain risks not associated with
investing solely in the United States. These include risks relating to                   TOP 10 COUNTRIES
fluctuations in the value of the U.S. dollar relative to the values of
other currencies, the custody arrangements made for the Fund's foreign                    1. United Kingdom                18.00%
holdings, differences in accounting, political risks, and the lesser degree                2. France                       16.11
of public information required to be provided by non-U.S. companies.                       3. Japan                         7.68
                                                                                           4. Netherlands                   6.94
Q. WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?   and investor confidence--may begin to         5. Italy                         6.24
A. Following the introduction of the euro    return some time late in the year. When       6. Canada                        5.55
in January, Europe may experience a          and if that happens, of course, depends on    7. Germany                       5.13
certain degree of uncertainty during the     external demand and on the strength of        8. Switzerland                   4.35
first quarter of 1999. There is some         U.S., European and Japanese economies.        9. Belgium                       3.25
question about how strong the euro should    Japan may be the next great market           10. Spain                         2.96
be relative to the U.S. dollar, and there    recovery story, but we are still in a wait-
may be some volatility in currency markets   and-see mode.                                Please keep in mind that the Fund's
as a result. But we expect most of the         Latin America may remain quite volatile.   portfolio composition is subject to change
wrinkles to be ironed out fairly quickly.    We will continue to take a defensive         and there is no assurance the Fund will
  Many analysts think Asia will finally      position until the economic environment      continue to hold any particular security.
hit bottom in 1999, indicating that growth-- improves significantly.

                      AIM V.I. INTERNATIONAL EQUITY FUND
                                                                             121

SCHEDULE OF INVESTMENTS

December 31, 1998

                                                                      MARKET
                                                          SHARES       VALUE

FOREIGN STOCKS & OTHER EQUITY INTERESTS - 91.58%

ARGENTINA - 1.11%

Telefonica de Argentina S.A.-ADR (Telephone)              29,300 $    818,569
-----------------------------------------------------------------------------
YPF Sociedad Anonima-ADR (Oil-International
 Integrated)                                              65,900    1,841,081
-----------------------------------------------------------------------------
                                                                    2,659,650
-----------------------------------------------------------------------------

AUSTRALIA - 0.87%

AMP Ltd. (Insurance-Life/Health)(a)                      120,800    1,529,244
-----------------------------------------------------------------------------
Cable & Wireless Optus, Ltd. (Telephone)(a)              268,000      562,851
-----------------------------------------------------------------------------
                                                                    2,092,095
-----------------------------------------------------------------------------

BELGIUM - 3.25%

Barco N.V. (Manufacturing-Diversified)                     4,000    1,123,010
-----------------------------------------------------------------------------
Colruyt N.V. (Retail-Food Chains)                          2,600    2,167,294
-----------------------------------------------------------------------------
Delhaize-Le Lion, S.A. (Retail-Food & Drug)(a)            29,000    2,551,664
-----------------------------------------------------------------------------
UCB S.A. (Manufacturing-Diversified)                         320    1,963,531
-----------------------------------------------------------------------------
                                                                    7,805,499
-----------------------------------------------------------------------------

BRAZIL - 0.95%

Companhia Brasileira de Distribuicao Grupo Pao de
 Acucar-Pfd. (Retail-Food Chain)                          57,700      894,350
-----------------------------------------------------------------------------
Embratel Participacoes S.A. ADR (Telephone)(a)            14,100      196,519
-----------------------------------------------------------------------------
Petroleo Brasileiro S.A.-Petrobras-Pfd. (Oil & Gas-
 Exploration & Production)                                 3,013      341,719
-----------------------------------------------------------------------------
Tele Celular Sul Participacoes S.A.
 (Telecommunications-Cellular/Wireless)(a)                 1,410       24,587
-----------------------------------------------------------------------------
Tele Centro Oeste Celular Participacoes S.A.
 (Telecommunication-Cellular/Wireless)(a)                      1            3
-----------------------------------------------------------------------------
Tele Centro Sul Participacoes S.A. (Telephone)(a)          2,820      117,911
-----------------------------------------------------------------------------
Tele Sudeste Celular Participacoes S.A.
 (Telecommunications-Cellular/Wireless)                    2,820       58,339
-----------------------------------------------------------------------------
Telecomunicacoes Brasileiras S.A.-ADR (Telephone)         14,100        1,542
-----------------------------------------------------------------------------
Telesp Celular Participacoes S.A.
 (Telecommunications-Cellular/Wireless)(a)                 5,640       98,700
-----------------------------------------------------------------------------
Telesp Celular S.A. (Telecommunications-
 Cellular/Wireless)(a)                                     5,500      241,763
-----------------------------------------------------------------------------
Telesp Participacoes S.A.-ADR (Telephone)                 14,100      311,963
-----------------------------------------------------------------------------
                                                                    2,287,396
-----------------------------------------------------------------------------

CANADA - 5.55%

ATI Technologies, Inc. (Computers-Hardware)(a)            43,100      491,565
-----------------------------------------------------------------------------
Bank of Montreal (Banks-Major Regional)                   35,000    1,411,438
-----------------------------------------------------------------------------
BCE Inc. (Telephone)                                      32,300    1,221,278
-----------------------------------------------------------------------------
Bombardier Inc. (Aerospace/Defense)                      137,600    1,978,562
-----------------------------------------------------------------------------

                                                                        MARKET
                                                             SHARES      VALUE
CANADA - (CONTINUED)

Canadian National Railway Co. (Railroads)                    9,000 $    466,874
-------------------------------------------------------------------------------
Imasco Ltd. (Manufacturing-Diversified)                     95,600    2,043,216
-------------------------------------------------------------------------------
Northern Telecom Ltd.-ADR (Communications Equipment)        10,917      547,215
-------------------------------------------------------------------------------
Royal Bank of Canada (Banks-Major Regional)                 32,500    1,626,062
-------------------------------------------------------------------------------
Suncor Energy, Inc. (Oil-International Integrated)          38,000    1,142,483
-------------------------------------------------------------------------------
Teleglobe, Inc. (Telecommunications)                        39,500    1,419,935
-------------------------------------------------------------------------------
Toronto-Dominion Bank (Banks-Regional)                      28,100      988,092
-------------------------------------------------------------------------------
                                                                     13,336,720
-------------------------------------------------------------------------------

CROATIA - 0.25%

Pliva DD - GDR (Health Care - Drugs-Major
 Pharmaceutical) (Acquired 05/13/98-05/20/98; Cost
 $604,917)(b)                                               36,000      597,600
-------------------------------------------------------------------------------

FINLAND - 1.81%

Nokia Oyj A.B.-Class A (Communications Equipment)           26,200    3,187,285
-------------------------------------------------------------------------------
Sonera Group Oyj (Telecommunications-
 Cellular/Wireless) (Acquired 11/10/98;
 Cost $700,547)(a)(b)                                       65,250    1,152,262
-------------------------------------------------------------------------------
                                                                      4,339,547
-------------------------------------------------------------------------------

FRANCE - 16.11%

Accor S.A. (Lodging-Hotels)                                  5,500    1,190,625
-------------------------------------------------------------------------------
Altran Technologies, S.A. (Services-Commercial &
 Consumer)                                                   3,900      940,549
-------------------------------------------------------------------------------
AXA S.A. (Insurance-Multi-Line)                             13,000    1,883,889
-------------------------------------------------------------------------------
Banque Nationale de Paris (Banks-Major Regional)            36,000    2,963,986
-------------------------------------------------------------------------------
Cap Gemini Sogeti S.A. (Computer-Software & Services)       20,800    3,337,973
-------------------------------------------------------------------------------
Danone (Foods)                                               8,000    2,290,008
-------------------------------------------------------------------------------
Elf Aquitaine S.A. (Oil & Gas-Refining & Marketing)         19,500    2,253,690
-------------------------------------------------------------------------------
Essilor International S.A. (Manufacturing-
 Specialized)                                                2,275      895,429
-------------------------------------------------------------------------------
Etablissements Economiques du Casino Guichard-
 Perrachon (Retail-Food Chains)(a)                          20,400    2,124,126
-------------------------------------------------------------------------------
Legrand S.A. (Housewares)                                    6,900    1,828,232
-------------------------------------------------------------------------------
Pinault-Printemps-Redoute S.A. (Retail-General
 Merchandise)                                               17,800    3,401,091
-------------------------------------------------------------------------------
Promodes (Retail-Food Chains)                                3,650    2,653,833
-------------------------------------------------------------------------------
PSA Peugeot Citreon (Automobiles)                            7,000    1,083,281
-------------------------------------------------------------------------------
Renault S.A. (Automobiles)                                  49,000    2,200,376
-------------------------------------------------------------------------------
Rexal S.A. (Distributors-Food & Health)                     13,600    1,291,994
-------------------------------------------------------------------------------
Rhone-Poulenc-Class A (Chemicals-Diversified)               25,100    1,291,486
-------------------------------------------------------------------------------

                       AIM V.I. INTERNATIONAL EQUITY FUND
122

                                                                        MARKET
                                                             SHARES      VALUE
FRANCE - (CONTINUED)

Societe Generale (Banks-Major Regional)                      8,550 $  1,384,337
-------------------------------------------------------------------------------
Societe Television Francaise 1 (Broadcasting-
 Television, Radio & Cable)                                  6,600    1,174,881
-------------------------------------------------------------------------------
Suez Lyonnaise des Eaux (Manufacturing-Diversified)         11,600    2,382,467
-------------------------------------------------------------------------------
Total S.A.-Class B (Oil & Gas-Refining & Marketing)          9,500      961,982
-------------------------------------------------------------------------------
Valeo S.A. (Auto Parts & Equipment)                         15,000    1,181,859
-------------------------------------------------------------------------------
                                                                     38,716,094
-------------------------------------------------------------------------------

GERMANY - 5.13%

Allianz A.G. (Insurance-Multi-Line)                          7,600    2,786,606
-------------------------------------------------------------------------------
Bayerische Vereinsbank A.G. (Banks-Major Regional)          27,000    2,114,438
-------------------------------------------------------------------------------
BHF-Bank A.G. (Banks-Major Regional)                        15,000      603,097
-------------------------------------------------------------------------------
DaimlerChrysler A.G. (Automobiles)                          12,964    1,279,751
-------------------------------------------------------------------------------
Dresdner Bank A.G. (Banks-Major Regional)                   38,500    1,617,259
-------------------------------------------------------------------------------
Karstadt A.G. (Retail-Department Stores)                     6,200    3,236,918
-------------------------------------------------------------------------------
Porsche A.G.-Pfd. (Automobiles)                                300      684,109
-------------------------------------------------------------------------------
                                                                     12,322,178
-------------------------------------------------------------------------------

HONG KONG - 1.73%

China Telecom Ltd. (Telecommunications-
 Cellular/Wireless)(a)                                     582,000    1,006,673
-------------------------------------------------------------------------------
Cosco Pacific Ltd. (Financial-Diversified)               2,444,000    1,017,400
-------------------------------------------------------------------------------
Hutchison Whampoa Ltd. (Retail-Food Chains)                242,000    1,710,253
-------------------------------------------------------------------------------
Ng Fung Hong Ltd. (Foods)                                  460,000      412,671
-------------------------------------------------------------------------------
                                                                      4,146,997
-------------------------------------------------------------------------------

INDONESIA - 0.34%

Gulf Indonesia Resources Ltd. (Oil-International
 Integrated)(a)                                            127,400      828,100
-------------------------------------------------------------------------------

IRELAND - 1.95%

Allied Irish Banks PLC (Banks-Regional)                    176,500    3,144,447
-------------------------------------------------------------------------------
Bank of Ireland (Banks-Major Regional)                      70,500    1,543,049
-------------------------------------------------------------------------------
                                                                      4,687,496
-------------------------------------------------------------------------------

ITALY - 6.24%

Assicurazioni Generali (Insurance-Multi-Line)               49,100    2,049,918
-------------------------------------------------------------------------------
Banca Commerciale Italiana (Banks-Major Regional)          109,300      753,930
-------------------------------------------------------------------------------
Banca di Roma (Banks-Major Regional)(a)                    972,000    1,646,760
-------------------------------------------------------------------------------
Credito Italiano S.p.A. (Banks-Major Regional)             333,400    1,975,950
-------------------------------------------------------------------------------
Ente Nazionale Idrocarburi S.p.A. (Oil & Gas-Refining
 & Marketing)                                              189,000    1,235,070
-------------------------------------------------------------------------------
Olivetti S.p.A. (Telecommunications-
 Cellular/Wireless)(a)                                     378,000    1,315,121
-------------------------------------------------------------------------------
San Paolo-IMI S.p.A. (Banks-Major Regional)                122,160    2,158,330
-------------------------------------------------------------------------------
Telecom Italia Mobile S.p.A. (Telecommunications-
 Cellular/Wireless)                                        271,000    2,000,484
-------------------------------------------------------------------------------
Telecom Italia S.p.A. (Telephone)                          217,500    1,855,600
-------------------------------------------------------------------------------
                                                                     14,991,163
-------------------------------------------------------------------------------

                                                                        MARKET
                                                            SHARES       VALUE
JAPAN - 7.68%

Advantest Corp. (Electronics-Instrumentation)(a)            34,700 $  2,199,079
-------------------------------------------------------------------------------
Alps Electric Co., Ltd. (Electronics-Component
 Distributors)(a)                                           47,000      863,206
-------------------------------------------------------------------------------
Hoya Corp.(Manufacturing-Specialized)(a)                    17,000      827,580
-------------------------------------------------------------------------------
Matsushita Communication Industrial Co., Ltd.
 (Telephone)(a)                                             16,000      754,824
-------------------------------------------------------------------------------
Murata Manufacturing Co., Ltd. (Electronics-Component
 Distributors)                                              20,000      830,235
-------------------------------------------------------------------------------
Nippon Telegraph & Telephone Corp. (Telephone)               1,500    1,157,727
-------------------------------------------------------------------------------
Nippon Television Network Corp. (Broadcasting-
 Television, Radio & Cable)                                  2,690      792,857
-------------------------------------------------------------------------------
NTT Data Corp. (Computers-Software & Services)(a)              365    1,812,400
-------------------------------------------------------------------------------
Okuma Corp. (Machine Tools)(a)                             205,000    1,066,915
-------------------------------------------------------------------------------
Omron Corp. (Electronics-Component Distributors)(a)         57,000      780,988
-------------------------------------------------------------------------------
SMC Corp. (Machinery-Diversified)                            5,900      471,039
-------------------------------------------------------------------------------
Sony Corp. (Electronics-Component Distributors)             16,800    1,223,792
-------------------------------------------------------------------------------
Takeda Chemical Industries (Health Care - Drugs-
 Generic & Other)                                           53,000    2,040,627
-------------------------------------------------------------------------------
TDK Corp. (Electrical Equipment)                            17,000    1,554,346
-------------------------------------------------------------------------------
Tokyo Electron Ltd. (Electronics-Semiconductors)(a)         55,000    2,088,423
-------------------------------------------------------------------------------
                                                                     18,464,038
-------------------------------------------------------------------------------

MEXICO - 2.11%

Coca-Cola Femsa S.A.-ADR (Beverages-Non-Alcoholic)          39,800      527,350
-------------------------------------------------------------------------------
Formento Economico Mexicano, S.A. de C.V.-Class B
 (Beverages-Alcoholic)                                      70,720    1,882,920
-------------------------------------------------------------------------------
Grupo Financiero Banamex Accival, S.A. de C.V.
 (Financial-Diversified)(a)                                767,000    1,005,622
-------------------------------------------------------------------------------
Grupo Modelo S.A. de C.V.-Series C (Beverages-
 Alcoholic)                                                387,000      818,955
-------------------------------------------------------------------------------
Grupo Televisa S.A.-GDR (Entertainment)(a)                  33,700      831,969
-------------------------------------------------------------------------------
                                                                      5,066,816
-------------------------------------------------------------------------------

NETHERLANDS - 6.94%

Getronics N.V. (Computers-Software & Services)              42,500    2,104,408
-------------------------------------------------------------------------------
Heineken N.V. (Beverages-Alcoholic)                         46,800    2,815,675
-------------------------------------------------------------------------------
IHC Caland N.V. (Manufacturing-Specialized)                 11,100      460,973
-------------------------------------------------------------------------------
Koninklijke Ahold N.V. (Retail-Food Chains)                 51,800    1,914,024
-------------------------------------------------------------------------------
Koninklijke Numico N.V. (Foods)                             26,000    1,238,952
-------------------------------------------------------------------------------
Laurus N.V. (Retail-General Merchandise)                    23,380      590,039
-------------------------------------------------------------------------------
Randstad Holdings N.V. (Services-Commercial &
 Consumer)                                                  13,000      699,074
-------------------------------------------------------------------------------
Vendex N.V. (Retail-General Merchandise)                    33,400      810,904
-------------------------------------------------------------------------------
Verenigde Nederlandse Uitgeversbedrijven Verenigd
 Bezit (Publishing)                                         90,100    3,396,380
-------------------------------------------------------------------------------
Wolters Kluwer N.V. (Specialty Printing)(a)                 12,350    2,642,014
-------------------------------------------------------------------------------
                                                                     16,672,443
-------------------------------------------------------------------------------


                       AIM V.I. INTERNATIONAL EQUITY FUND

                                                                       MARKET
                                                           SHARES       VALUE
NORWAY - 0.18%

Merkantildata A.S.A (Services-Commercial & Consumer)       44,000 $    434,371
------------------------------------------------------------------------------

PHILIPPINES - 0.30%

Philippine Long Distance Telephone Co.-ADR
 (Telephone)                                               11,600      300,875
------------------------------------------------------------------------------
Philippine Long Distance Telephone Co. (Telephone)         16,660      429,935
------------------------------------------------------------------------------
                                                                       730,810
------------------------------------------------------------------------------

PORTUGAL - 2.44%

Banco Comercial Portugues, S.A. (Banks-Major
 Regional)                                                 66,200    2,037,072
------------------------------------------------------------------------------
Electricidade de Portugal, S.A.-ADR (Electric
 Companies)                                                13,800      614,962
------------------------------------------------------------------------------
Electricidade de Portugal, S.A. (Electric Companies)       25,000      550,915
------------------------------------------------------------------------------
Portugal Telecom S.A. (Telephone)                          35,900    1,647,469
------------------------------------------------------------------------------
Telecel-Comunicacaoes Pessoais, S.A.
 (Telecommunications-Cellular/Wireless)                     5,000    1,022,980
------------------------------------------------------------------------------
                                                                     5,873,398
------------------------------------------------------------------------------

SINGAPORE - 0.24%

Keppel Corp. Ltd. (Engineering & Construction)(a)         217,000      581,472
------------------------------------------------------------------------------

SPAIN - 2.96%

Corp. Financiera Reunida, S.A. (Investment
 Management)(a)                                            49,400      742,372
------------------------------------------------------------------------------
Endesa S.A. (Electric Companies)                           49,200    1,302,119
------------------------------------------------------------------------------
Iberdrola S.A. (Electric Companies)                       148,000    2,765,820
------------------------------------------------------------------------------
Telefonica de Espana (Telephone)                           50,900    2,260,710
------------------------------------------------------------------------------
Telefonica de Espana-Rights, expiring 01/30/99
 (Telephone)                                               50,900       45,143
------------------------------------------------------------------------------
                                                                     7,116,164
------------------------------------------------------------------------------

SWEDEN - 1.09%

Hennes & Mauritz A.B.-Class B (Retail-Specialty-
 Apparel)                                                  21,494    1,752,343
------------------------------------------------------------------------------
WM-Data A.B. (Computers-Software & Services)               20,500      873,523
------------------------------------------------------------------------------
                                                                     2,625,866
------------------------------------------------------------------------------

SWITZERLAND - 4.35%

Adecco S.A. (Services-Commercial & Consumer)(a)             2,600    1,187,154
------------------------------------------------------------------------------
Julius Baer Holding A.G. (Banks-Major Regional)(a)            230      764,601
------------------------------------------------------------------------------
Nestle S.A. (Foods)                                           800    1,741,917
------------------------------------------------------------------------------
Novartis A.G. (Health Care-Diversified)                     1,380    2,713,370
------------------------------------------------------------------------------
UBS A.G. (Banks-Major Regional)                             7,107    2,184,062
------------------------------------------------------------------------------
Zurich Allied A.G. (Insurance-Multi-Line)(a)                2,500    1,851,515
------------------------------------------------------------------------------
                                                                    10,442,619
------------------------------------------------------------------------------

                                                                        MARKET
                                                           SHARES        VALUE
UNITED KINGDOM - 18.00%

Airtours PLC (Services-Commercial & Consumer)              135,450 $    859,898
-------------------------------------------------------------------------------
Bodycote International PLC (Chemicals-Specialty)            40,500      553,600
-------------------------------------------------------------------------------
British Aerospace PLC (Aerospace/Defense)                  226,200    1,915,321
-------------------------------------------------------------------------------
British Energy PLC (Electric Companies-Utilities)          219,000    2,502,198
-------------------------------------------------------------------------------
British Petroleum Co. PLC (Oil & Gas-Refining &
 Marketing)                                                113,800    1,697,390
-------------------------------------------------------------------------------
Cable & Wireless PLC (Telecommunications-
 Cellular/Wireless)                                        107,810    1,324,062
-------------------------------------------------------------------------------
Compass Group PLC (Services-Commercial & Consumer)         156,000    1,784,980
-------------------------------------------------------------------------------
EMAP PLC (Publishing)                                       93,100    1,779,313
-------------------------------------------------------------------------------
General Electric Co. PLC (Manufacturing-Diversified)       262,600    2,367,551
-------------------------------------------------------------------------------
GKN PLC (Manufacturing-Diversified)                        100,000    1,325,365
-------------------------------------------------------------------------------
Hays PLC (Services-Commercial & Consumer)                  278,800    2,444,106
-------------------------------------------------------------------------------
Kingfisher PLC (Retail-Department Stores)                  261,000    2,821,582
-------------------------------------------------------------------------------
Ladbroke Group PLC (Leisure Time-Products)                 234,000      939,156
-------------------------------------------------------------------------------
Logica PLC (Computer Software/Services)                     92,500      803,986
-------------------------------------------------------------------------------
Misys PLC (Services-Commercial & Consumer)                 127,500      927,558
-------------------------------------------------------------------------------
Orange PLC (Telecommunications)(a)                         172,000    1,996,640
-------------------------------------------------------------------------------
Pearson PLC (Specialty Printing)                           106,300    2,107,553
-------------------------------------------------------------------------------
Provident Financial PLC (Consumer Finance)                  89,543    1,316,982
-------------------------------------------------------------------------------
Railtrack Group PLC (Shipping)                              78,644    2,053,272
-------------------------------------------------------------------------------
Rentokil Initial PLC (Services-Commercial & Consumer)      375,000    2,823,152
-------------------------------------------------------------------------------
Seton Scholl Healthcare PLC (Healthcare-Medical
 Products & Supplies)(a)                                    42,000      586,318
-------------------------------------------------------------------------------
Somerfield PLC (Retail-Food Chains)                        145,000      968,720
-------------------------------------------------------------------------------
Stagecoach Holdings PLC (Shipping)                         145,000      576,534
-------------------------------------------------------------------------------
Unilever PLC (Foods)                                       208,000    2,329,850
-------------------------------------------------------------------------------
Vodafone Group PLC (Telecommunications-
 Cellular/Wireless)                                        185,000    3,000,726
-------------------------------------------------------------------------------
WPP Group PLC (Services-Advertising/ Marketing)            240,000    1,458,816
-------------------------------------------------------------------------------
                                                                     43,264,629
-------------------------------------------------------------------------------
  TOTAL FOREIGN STOCKS & OTHER EQUITY INTERESTS (Cost
   $163,998,293)                                                    220,083,161
-------------------------------------------------------------------------------

                       AIM V.I. INTERNATIONAL EQUITY FUND
124

                                                         PRINCIPAL      MARKET
                                                           AMOUNT        VALUE
FOREIGN CONVERTIBLE BONDS - 0.43%

HONG KONG - 0.08%

Cosco Treasury Co. Ltd. (Financial -Diversified),
 Conv. Gtd. Bonds, 1.00%, 03/13/03                     $   246,000    $ 178,965
-------------------------------------------------------------------------------

UNITED KINGDOM - 0.35%

Airtours PLC (Services -
 Commercial & Consumer)(c),
 Conv. Sub. Notes, 5.75%, 01/05/04                 GBP     498,000      850,386
-------------------------------------------------------------------------------
  TOTAL FOREIGN CONVERTIBLE BONDS (Cost $995,959)                     1,029,351
-------------------------------------------------------------------------------

REPURCHASE AGREEMENT - 7.46%(d)

Goldman, Sachs & Co., 4.40%, 01/04/99 (Cost
 $17,938,040)(e)                                        17,938,040   17,938,040
-------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.47%                                          239,050,552
-------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES - 0.53%                                 1,263,760
-------------------------------------------------------------------------------
NET ASSETS - 100.00%                                               $240,314,312
===============================================================================

NOTES TO SCHEDULE OF INVESTMENTS
(a) Non-income producing security.
(b) Restricted securities. May be resold to qualified institutional buyers in accordance with provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of the these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities was $1,749,862 which at 12/31/98 represented 0.73% of the Fund's net assets.
(c) Foreign denominated security. Par value and coupon are denominated in currency of country indicated.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 12/31/98 with a maturing value of $700,342,222. Collateralized by $646,494,000 U.S. Government obligations, 0% to 11.75% due 02/15/99 to 04/15/28 with an aggregate market value at 12/31/98 of $714,694,897.

Abbreviations:

ADR  - American Depositary Receipt
Conv.- Convertible
Deb. - Debentures
GBP  - British Pound Sterling
GDR. - Global Depositary Receipt
Gtd. - Guaranteed
Pfd. - Preferred
Sub. - Subordinated


See Notes to Financial Statements.


                       AIM V.I. INTERNATIONAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1998

ASSETS:

Investments, at market value (cost $182,932,292)          $239,050,552
----------------------------------------------------------------------
Foreign currencies, at value (cost $963,811)                   982,733
----------------------------------------------------------------------
Receivables for:
 Capital stock sold                                             50,764
----------------------------------------------------------------------
 Investments sold                                              119,244
----------------------------------------------------------------------
 Dividends and interest                                        450,298
----------------------------------------------------------------------
Investment for deferred compensation plan                       23,005
----------------------------------------------------------------------
Other assets                                                       687
----------------------------------------------------------------------
  Total assets                                             240,677,283
----------------------------------------------------------------------

LIABILITIES:

Payables for:
 Capital stock reacquired                                      136,066
----------------------------------------------------------------------
 Deferred compensation plan                                     23,005
----------------------------------------------------------------------
Accrued advisory fees                                          148,393
----------------------------------------------------------------------
Accrued directors' fees                                            397
----------------------------------------------------------------------
Accrued operating expenses                                      55,110
----------------------------------------------------------------------
  Total liabilities                                            362,971
----------------------------------------------------------------------
Net assets applicable to shares outstanding               $240,314,312
======================================================================

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

 Authorized                                                250,000,000
----------------------------------------------------------------------
 Outstanding                                                12,249,573
======================================================================

Net asset value, offering and redemption price per share        $19.62
======================================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1998

INVESTMENT INCOME:

Dividends (net of $426,044 foreign withholding tax)          $ 3,026,033
-------------------------------------------------------------------------
Interest                                                         937,102
-------------------------------------------------------------------------
  Total investment income                                      3,963,135
-------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                  1,744,127
-------------------------------------------------------------------------
Administrative services fees                                      68,587
-------------------------------------------------------------------------
Custodian fees                                                   220,051
-------------------------------------------------------------------------
Directors' fees and expenses                                       8,867
-------------------------------------------------------------------------
Other                                                             70,591
-------------------------------------------------------------------------
  Total expenses                                               2,112,223
-------------------------------------------------------------------------
Less: Expenses paid indirectly                                    (1,417)
-------------------------------------------------------------------------
  Net expenses                                                 2,110,806
-------------------------------------------------------------------------
Net investment income                                          1,852,329
-------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES AND
 FOREIGN CURRENCIES:

Net realized gain from:
 Investment securities                                        12,331,648
-------------------------------------------------------------------------
 Foreign currencies                                              929,906
-------------------------------------------------------------------------
                                                              13,261,554
-------------------------------------------------------------------------
Net unrealized appreciation of:
 Investment securities                                        15,897,320
-------------------------------------------------------------------------
 Foreign currencies                                               72,349
-------------------------------------------------------------------------
                                                              15,969,669
-------------------------------------------------------------------------
 Net gain from investment securities and foreign currencies   29,231,223
-------------------------------------------------------------------------
Net increase in net assets resulting from operations         $31,083,552
=========================================================================

See Notes to Financial Statements.


                       AIM V.I. INTERNATIONAL EQUITY FUND
126

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1998 and 1997

                                                      1998          1997
                                                  ------------  ------------
OPERATIONS:

 Net investment income                            $  1,852,329  $  1,372,766
-----------------------------------------------------------------------------
 Net realized gain (loss) from investment
  securities and foreign currencies                 13,261,554      (743,433)
-----------------------------------------------------------------------------
 Net unrealized appreciation of investment
  securities and foreign currencies                 15,969,669    11,878,346
-----------------------------------------------------------------------------
  Net increase in net assets resulting from
   operations                                       31,083,552    12,507,679
-----------------------------------------------------------------------------
Dividends to shareholders from net investment
 income                                             (1,910,166)     (955,397)
-----------------------------------------------------------------------------
Distributions to shareholders from net realized
 gains                                                      --    (3,362,028)
-----------------------------------------------------------------------------
Net increase from capital stock transactions           118,341    37,094,253
-----------------------------------------------------------------------------
  Net increase in net assets                        29,291,727    45,284,507
-----------------------------------------------------------------------------

NET ASSETS:

 Beginning of year                                 211,022,585   165,738,078
-----------------------------------------------------------------------------
 End of year                                      $240,314,312  $211,022,585
=============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)       $170,399,034  $170,283,064
-----------------------------------------------------------------------------
 Undistributed net investment income                 1,934,360     1,134,854
-----------------------------------------------------------------------------
 Undistributed net realized gain (loss) from
  investment securities and foreign currencies      11,825,802      (580,780)
-----------------------------------------------------------------------------
 Unrealized appreciation of investment securities
  and foreign currencies                            56,155,116    40,185,447
-----------------------------------------------------------------------------
                                                  $240,314,312  $211,022,585
=============================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1998

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
AIM Variable Insurance Funds, Inc. (the "Company"), is a Maryland corporation organized on January 22, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, series, management investment company consisting of fifteen portfolios. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to AIM V.I. International Equity Fund (the "Fund"). The Fund's investment objective is to seek to provide long-term growth of capital by investing in a diversified portfolio of international equity securities the issuers of which are considered by AIM to have strong earnings momentum. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.

A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the


                      AIM V.I. INTERNATIONAL EQUITY FUND
   supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.
   dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
C. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the amount of a purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
D. Securities Transactions, Investment Income and Distributions - Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
E. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. On December 31, 1998, undistributed income was increased by $857,343, undistributed net realized gains decreased by $854,972 and paid-in-capital decreased by $2,371 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.75% of the first $250 million of the Fund's average daily net assets, plus 0.70% of the Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement between the Company and AIM, with respect to the Fund, the Company has agreed to reimburse certain administrative costs incurred in providing accounting services and other administrative services to the Fund. During the year ended December 31, 1998, AIM was reimbursed $68,587 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.
 Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the year ended December 31, 1998, the Fund incurred legal fees of $2,525 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3 - INDIRECT EXPENSES
The Fund received reductions in custodian fees of $1,417 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $1,417 during the year ended December 31, 1998.

NOTE 4 - DIRECTORS' FEES
Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1998 was $162,175,992 and $169,568,442, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1998 is as follows:

Aggregate unrealized appreciation of investment securities    $60,248,789
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (5,508,109)
--------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $54,740,680
==========================================================================

 Cost of investments for tax purposes is $184,309,872.

NOTE 6 - CAPITAL STOCK
Changes in capital stock outstanding during the years ended December 31, 1998 and 1997 were as follows:

                                    1998                     1997
                           -----------------------  ------------------------
                             SHARES      AMOUNT       SHARES       AMOUNT
                           ----------  -----------  ----------  ------------
Sold                        2,410,075  $46,643,002   2,963,552  $ 50,938,182
-----------------------------------------------------------------------------
Issued as reinvestment of
 distributions                101,067    1,910,166     257,449     4,317,425
-----------------------------------------------------------------------------
Reacquired                 (2,581,125) (48,434,827) (1,031,143)  (18,161,354)
-----------------------------------------------------------------------------
                              (69,983) $   118,341   2,189,858  $ 37,094,253
=============================================================================

                      AIM V.I. INTERNATIONAL EQUITY FUND
128

NOTE 7 - FINANCIAL HIGHLIGHTS
Shown below are the financial highlights for a share outstanding of the Fund during each of the years in the three-year period ended December 31, 1998, the eleven months ended December 31, 1995, the year ended January 31, 1995 and the period May 5, 1993 (date operations commenced) through January 31, 1994.

                                     DECEMBER 31,                        JANUARY 31,
                          ----------------------------------------     -------------------
                            1998         1997      1996     1995        1995        1994
                          --------     --------  --------  -------     -------     -------
Net asset value,
 beginning of period      $  17.13     $  16.36  $  13.66  $ 11.03     $ 12.49     $ 10.00
--------------------------------------------------------------------------------------------------
Income from investment
 operations:
  Net investment income       0.15         0.10      0.07     0.07        0.06          --
--------------------------------------------------------------------------------------------------
  Net gains (losses) on
   securities (both
   realized and
   unrealized)                2.50         1.03      2.67     2.58       (1.49)       2.49
--------------------------------------------------------------------------------------------------
   Total from investment
    operations                2.65         1.13      2.74     2.65       (1.43)       2.49
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
   investment income         (0.16)       (0.08)    (0.04)   (0.02)      (0.03)         --
--------------------------------------------------------------------------------------------------
  Distributions from net
   realized gains               --        (0.28)       --       --          --          --
--------------------------------------------------------------------------------------------------
   Total distributions       (0.16)       (0.36)    (0.04)   (0.02)      (0.03)         --
--------------------------------------------------------------------------------------------------
Net asset value, end of
 period                   $  19.62     $  17.13  $  16.36  $ 13.66     $ 11.03     $ 12.49
==================================================================================================
Total return(a)              15.49%        6.94%    20.05%   24.04%     (11.48)%     24.90%
==================================================================================================

Ratios/supplemental  data:

Net assets, end of
 period (000s omitted)    $240,314     $211,023  $165,738  $82,257     $55,019     $23,533
==================================================================================================
Ratio of expenses to
 average net assets           0.91%(b)     0.93%     0.96%    1.15%(c)    1.27%(d)    1.98%(c)(d)
==================================================================================================
Ratio of net investment
 income (loss) to
 average net assets           0.80%(b)     0.68%     0.78%    0.75%(c)    0.60%(e)   (0.15)%(c)(e)
==================================================================================================
Portfolio turnover rate         76%          57%       59%      67%         64%         26%
==================================================================================================

(a) Total returns are not annualized for periods less than one year.
(b) Ratios are based on average net assets of $232,550,286
(c) Annualized.
(d) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.28% and 3.06% (annualized), for January 1995 and 1994 respectively.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were 0.59% and (1.23)% (annualized), for January 1995 and 1994 respectively.


                      AIM V.I. INTERNATIONAL EQUITY FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. International Equity Fund, a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, the eleven month period ended December 31, 1995, the year ended January 31, 1995, and the period May 5, 1993 (commencement of operations) through January 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. International Equity Fund, as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, the eleven month period ended December 31, 1995, the year ended January 31, 1995 and the period May 5, 1993 (commencement of operations) through January 31, 1994 in conformity with generally accepted accounting principles.

                                 TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 3, 1999


                       AIM V.I. INTERNATIONAL EQUITY FUND

The Managers' Overview

FUND PRODUCES COMPETITIVE YIELDS
IN 1998'S VOLATILE MARKETS

A roundtable discussion with the Fund management team for AIM V.I. Money Market Fund for the fiscal year ended December 31, 1998.
------------------------------------------------------------------------------------------------------------------------------------

Q.  HOW DID THE AIM V.I. MONEY               rate by 0.25% on September 29. Few people
MARKET FUND PERFORM DURING THE               were assuaged by the action. Two weeks              -----------------
FISCAL YEAR?                                 later, in an unusual inter-meeting move,
A.  In a year of record market volatility    the Fed lowered the federal funds rate and       . . . the Fed appears to
and uncertainty among investors, the         the discount rate by 0.25%, and a fierce
Fund's management team maintained a          market rally ensued. Both rates were low-    have adopted a "wait and see" attitude
weighted average maturity (WAM) in the       ered by 0.25% again in November. The
14- to 23-day range. As of December 31,      yield on the one-year U.S. Treasury bill,           because inflation sits
1998, the WAM stood at 21 days and the       which was as high as 5.32% in early July,
seven-day yield for the Fund was 4.56%.      dropped to 4.37% in early December. By         at its lowest point in more than
                                             the close of the fiscal year, markets were
Q.  WHY WAS THERE SO MUCH VOLA-              enjoying relative equilibrium. At their                 a decade . . .
TILITY IN 1998?                              final policy meeting of the year, the Fed
A.  Throughout the first half of the year,   opted to leave interest rates alone for the         -----------------
markets were influenced by anticipation      time being.
that the Federal Reserve Board (the Fed)                                                  Q.  HOW WILL THE FUND RESPOND TO
would raise interest rates in light of the   Q.  WHAT IS THE MARKET OUTLOOK               THIS ENVIRONMENT?
continued feverish growth of the U.S.        FOR 1999?                                    A.  The Fund's short weighted average
economy. In late July testimony before       A.  At the close of the fiscal year, the     maturity makes it capable of responding
Congress, Fed Chairman Alan Greenspan        consumer price index was on track to record  quickly to any change in rates. It can
intimated that the potential threat of       its smallest annual increase since 1986,     take advantage of any reversal in
inflation could lead the Fed to raise        when the index rose just 1.1%. The U.S.      interest rates to provide competitive
interest rates.                              economy exceeded many forecasts and          yield while maintaining a conservative
  Market sentiment shifted over the sum-     grew by 3.3% during the third quarter.       position with respect to interest-rate
mer amid myriad financial troubles in        And while the Fed appears to have adopt-     risk.
Japan, Asia and Latin America; Russia's      ed a "wait and see" attitude because infla-
effective default on its government debt;    tion sits at its lowest point in more than   The Consumer Price Index is
and the widely noted collapse of several     a decade, some analysts expect more rate     a measure of change in consumer
hedge funds. In the fall, when the threat    cuts in the coming year as the U.S. econo-   prices as determined by the U.S.
of a global credit crunch loomed, the Fed    my continues to slow and world markets       Bureau of Labor Statistics.
finally lowered interest rates to pump liq-  continue to recover.
uidity and confidence into the markets and     After offering some disappointments        An investment in the Fund
demonstrated that it would intervene to      as the year came to a close, corporate       is not a deposit of a bank
forestall a recession in the United States.  profits in the United States are expected    and is not insured or
                                             to be mixed and unemployment on the rise     guaranteed by the Federal
Q.  WHAT HAPPENED TO INTEREST RATES?         in 1999. Since experiencing the markets'     Deposit Insurance Corporation
A.  In an attempt to calm the nerves of      roller coaster ride in 1998, many analysts   or any other government agency.
investors who were shifting their money      also believe that high volatility may be     There can be no assurance that
from equity markets to any security con-     here to stay, as companies prepare to        the Fund will be able to maintain
sidered liquid--a worldwide flight to        compete in this new, uncertain               a stable net asset value
quality--the Fed cut the federal funds       environment.                                 of $1.00 per share.

                        AIM V.I. MONEY MARKET FUND                           131

SCHEDULE OF INVESTMENTS

December 31, 1998

                                                    PAR
                                                   (000)     VALUE
COMMERCIAL PAPER - 42.60%(a)

ASSET-BACKED SECURITIES - MULTI-PURPOSE - 22.50%

Bavaria TRR Corp.
 5.20%, 03/02/99                                  $ 2,000 $ 1,982,667
---------------------------------------------------------------------
Clipper Receivables Corp.
 5.75%, 01/08/99                                    3,000   2,996,646
---------------------------------------------------------------------
Edison Asset Securitization, LLC
 5.30%, 01/29/99                                    3,000   2,987,634
---------------------------------------------------------------------
Falcon Asset Securitization Corp.
 5.28%, 01/19/99                                      500     498,680
---------------------------------------------------------------------
Mont Blanc Capital Corp.
 5.20%, 01/13/99                                    2,000   1,996,533
---------------------------------------------------------------------
Monte Rosa Capital Corp.
 5.32%, 01/21/99                                    1,000     997,045
---------------------------------------------------------------------
Preferred Receivables Funding Corp.
 5.25%, 03/11/99                                    2,000   1,979,875
---------------------------------------------------------------------
 5.06%, 04/21/99                                    1,000     984,539
---------------------------------------------------------------------
                                                           14,423,619
---------------------------------------------------------------------

ASSET-BACKED SECURITIES - TRADE RECEIVABLES - 6.21%

Corporate Asset Funding Co.
 5.20%, 02/17/99                                    1,000     993,211
---------------------------------------------------------------------
Delaware Funding Corp.
 5.45%, 01/11/99                                    2,000   1,996,972
---------------------------------------------------------------------
 5.15%, 03/11/99                                    1,000     990,129
---------------------------------------------------------------------
                                                            3,980,312
---------------------------------------------------------------------

BANKS - DOMESTIC - 3.10%

First Chicago Financial Corp.
 5.26%, 02/19/99                                    2,000   1,985,681
---------------------------------------------------------------------

FINANCE - MULTIPLE INDUSTRY - 3.08%

General Electric Capital Corp.
 5.05%, 04/06/99                                    2,000   1,973,347
---------------------------------------------------------------------

HOUSEHOLD PRODUCTS - 4.61%

Colgate-Palmolive Co.
 4.85%, 04/22/99                                    3,000   2,955,138
---------------------------------------------------------------------

INSURANCE (LIFE) - 1.56%

Hancock (John) Capital Corp.
 5.35%, 01/22/99                                    1,000     996,879
---------------------------------------------------------------------

INSURANCE (OTHER) - 1.54%

Marsh & McLennan Companies, Inc.
 5.10%, 03/22/99                                    1,000     988,667
---------------------------------------------------------------------
   Total Commercial Paper (Cost $27,303,643)               27,303,643
---------------------------------------------------------------------


                                                        PAR
                                                       (000)     VALUE


CORPORATE NOTES - 1.56%

AUTOMOBILE - 1.56%

Ford Motor Credit Co.
 5.625%, 01/15/99 (Cost $1,000,070)                   $ 1,000 $ 1,000,070
----------------------------------------------------------------------------

MASTER NOTE AGREEMENTS - 12.48%(b)

Citicorp Securities, Inc.
 5.75%, 01/25/99(c)                                     2,000   2,000,000
----------------------------------------------------------------------------
Merrill Lynch Mortgage Capital, Inc.
 5.78%, 08/16/99(d)                                     3,000   3,000,000
----------------------------------------------------------------------------
Morgan Stanley, Dean Witter, Discover & Co.
 5.60%, 05/24/99(e)                                     3,000   3,000,000
----------------------------------------------------------------------------
   Total Master Note Agreements
    (Cost $8,000,000)                                           8,000,000
----------------------------------------------------------------------------

TIME DEPOSITS - 4.68%

BANKS - FOREIGN - 4.68%

Credit Communal de Belgique
 5.125%, 01/04/99 (Cost $3,000,000)                     3,000   3,000,000
----------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES - 3.12%

Federal National Mortgage Association
 4.696%, 06/02/99(f) (Cost $2,000,000)                  2,000   2,000,000
----------------------------------------------------------------------------
   Total Investments, excluding Repurchase Agreements          41,303,713
----------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 35.39%(g)

Bear, Stearns & Co., Inc.,
 4.85%(h)                                               3,000   3,000,000
----------------------------------------------------------------------------
J.P. Morgan Securities, Inc.,
 4.75%, 01/04/99(i)                                    15,000  15,000,000
----------------------------------------------------------------------------
SBC Warburg Dillon Read Securities, Inc.,
 4.75%, 01/04/99(j)                                     4,677   4,676,787
----------------------------------------------------------------------------
   Total Repurchase Agreements
    (Cost $22,676,787)                                         22,676,787
----------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.83%                                     63,980,500(k)
----------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES - 0.17%                             109,823
----------------------------------------------------------------------------
NET ASSETS - 100.00%                                          $64,090,323
============================================================================

                           AIM V.I. MONEY MARKET FUND
132

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Some commercial paper is traded on a discount basis. In such cases, the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(b) The investments in master note agreements are through participation in joint accounts with other mutual funds, private accounts, and certain nonregistered investment companies managed by the investment advisor or its affiliates.
(c) The Portfolio may demand prepayment of notes purchased under the Master Note Purchase Agreement upon 3 business days' notice to the issuer. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 12/31/98.
(d) The Portfolio may demand prepayment of notes purchased under the Master Note Purchase Agreement upon 2 days' notice to the issuer. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 12/31/98.
(e) Master Note Purchase Agreement may be terminated by either party upon 3 business days' prior written notice. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 12/31/98.
(f) Interest rates are redetermined weekly. Rate shown is the rate in effect on 12/31/98.
(g) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(h) Open joint repurchase agreement entered into 12/31/98. Either party may terminate the agreement upon demand. Interest rates are redetermined daily. Collateralized by $354,763,000 U.S. Government obligations, 0% to 8.65% due 01/15/99 to 06/11/18 with an aggregate market value at 12/31/98 of $360,262,932.
(i) Joint repurchase agreement entered into 12/31/98 with a maturing value of $500,263,889. Collateralized by $606,702,000 U.S. Government obligations, 0% to 7.55% due 01/04/99 to 10/03/22 with an aggregate market value at 12/31/98 of $510,001,764.
(j) Joint repurchase agreement entered into 12/31/98 with a maturing value of $1,000,527,778. Collateralized by $2,207,068,000 U.S. Government
    obligations, 0% to 6.75% due 06/30/99 to 11/15/21 with an aggregate market value at 12/31/98 of $1,020,001,079.
(k) Also represents cost for federal income tax purposes.



See Notes to Financial Statements.


                           AIM V.I. MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998

ASSETS:

Investments, excluding repurchase agreements, at value (cost
 $41,303,713)                                                 $ 41,303,713
--------------------------------------------------------------------------
Repurchase agreements (cost $22,676,787)                        22,676,787
--------------------------------------------------------------------------
Receivables for:
  Capital stock sold                                                78,786
--------------------------------------------------------------------------
  Interest receivable                                               71,601
--------------------------------------------------------------------------
Investment for deferred compensation plan                           22,139
--------------------------------------------------------------------------
Other assets                                                           385
--------------------------------------------------------------------------
    Total assets                                                64,153,411
--------------------------------------------------------------------------

LIABILITIES:

Payables for:
  Capital stock reacquired                                              80
--------------------------------------------------------------------------
  Deferred compensation plan                                        22,139
--------------------------------------------------------------------------
Accrued advisory fees                                               21,659
--------------------------------------------------------------------------
Accrued directors' fees                                                293
--------------------------------------------------------------------------
Accrued operating expenses                                          18,917
--------------------------------------------------------------------------
    Total liabilities                                               63,088
--------------------------------------------------------------------------
Net assets applicable to shares outstanding                   $ 64,090,323
==========================================================================

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

  Authorized                                                   250,000,000
--------------------------------------------------------------------------
  Outstanding                                                   64,090,266
==========================================================================
Net asset value, offering and redemption price per share      $       1.00
==========================================================================

STATEMENT OF OPERATIONS
For the year ended December 31, 1998

INVESTMENT INCOME:

Interest                                              $3,483,093
----------------------------------------------------------------

EXPENSES:

Advisory fees                                            252,407
----------------------------------------------------------------
Administrative services fees                              36,480
----------------------------------------------------------------
Custodian fees                                            26,470
----------------------------------------------------------------
Directors' fees and expenses                               8,885
----------------------------------------------------------------
Other                                                     43,075
----------------------------------------------------------------
   Total expenses                                        367,317
----------------------------------------------------------------
Net investment income                                  3,115,776
----------------------------------------------------------------
Net increase in net assets resulting from operations  $3,115,776
================================================================

See Notes to Financial Statements.


                           AIM V.I. MONEY MARKET FUND
134

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1998 and 1997

                                                     1998         1997
                                                  -----------  -----------
OPERATIONS:

  Net investment income                           $ 3,115,776  $ 3,190,054
---------------------------------------------------------------------------
   Net increase in net assets resulting from
    operations                                      3,115,776    3,190,054
---------------------------------------------------------------------------
Dividends to shareholders from net investment
 income                                            (3,115,776)  (3,190,054)
---------------------------------------------------------------------------
Net increase (decrease) from capital stock
 transactions                                       5,455,702   (4,894,872)
---------------------------------------------------------------------------
   Net increase (decrease) in net assets            5,455,702   (4,894,872)
---------------------------------------------------------------------------

NET ASSETS:

  Beginning of year                                58,634,621   63,529,493
---------------------------------------------------------------------------
  End of year                                     $64,090,323  $58,634,621
===========================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)      $64,090,266  $58,634,564
---------------------------------------------------------------------------
  Undistributed net realized gain from investment
   securities                                              57           57
---------------------------------------------------------------------------
                                                  $64,090,323  $58,634,621
===========================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1998

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
 AIM Variable Insurance Funds, Inc. (the "Company"), is a Maryland corporation organized on January 22, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, series, management investment company consisting of fifteen portfolios. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the AIM V.I. Money Market Fund (the "Fund"). The Fund's investment objective is to seek to provide as high a level of current income as is consistent with the preservation of capital and liquidity. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.
A. Security Valuations - The Fund's securities are valued on the basis of amortized cost which approximates market value. This method values a security at its cost on the date of purchase and thereafter, assumes a constant amortization to maturity of any discount or premiums.
B. Securities Transactions, Investment Income and Distributions -Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and discounts on investments, is recorded as earned from settlement date and is recorded on the accrual basis. Distributions to shareholders are declared and paid daily.
C. Federal Income Taxes - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.40% of the first $250 million of the Fund's average daily net assets, plus 0.35% of the Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement between the Company and AIM, with respect to the Fund, the Company has agreed to reimburse certain administrative costs incurred in providing


                          AIM V.I. MONEY MARKET FUND
accounting services and other administrative services to the Fund. During the year ended December 31, 1998, AIM was reimbursed $36,480 for such services.

 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund.

 Certain officers and directors of the Company are officers of AIM and AIM Distributors.

 During the year ended December 31, 1998, the Fund incurred legal fees of $3,548 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3 - DIRECTORS' FEES
 Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4 - CAPITAL STOCK
 Changes in capital stock outstanding during the years ended December 31, 1998 and 1997 were as follows:

                                  1998                       1997
                        -------------------------  -------------------------
                          SHARES        AMOUNT       SHARES        AMOUNT
                        -----------  ------------  -----------  ------------
Sold                    100,181,770  $100,181,770   88,948,357  $ 88,948,357
----------------------  -----------  ------------  -----------  ------------
Issued as reinvestment
 of dividends             3,115,776     3,115,776    3,190,054     3,190,054
----------------------  -----------  ------------  -----------  ------------
Reacquired              (97,841,844)  (97,841,844) (97,033,283)  (97,033,283)
----------------------  -----------  ------------  -----------  ------------
                          5,455,702  $  5,455,702   (4,894,872) $ (4,894,872)
                        ===========  ============  ===========  ============

NOTE 5 - FINANCIAL HIGHLIGHTS
 Shown below are the financial highlights for a share outstanding of the Fund during each of the years in the three-year period ended December 31, 1998, the eleven months ended December 31, 1995, the year ended January 31, 1995 and the period May 5, 1993 (date operations commenced) through January 31, 1994.

                                  DECEMBER 31,                       JANUARY 31,
                         -------------------------------------     -------------------
                          1998        1997     1996     1995        1995        1994
                         -------     -------  -------  -------     -------     -------
Net asset value,
 beginning of period     $  1.00     $  1.00  $  1.00  $  1.00     $  1.00     $  1.00
-----------------------  -------     -------  -------  -------     -------     -------
Income from investment
 operations:
 Net investment income      0.05        0.05     0.05     0.05        0.04        0.02
-----------------------  -------     -------  -------  -------     -------     -------
Less distributions:
 Dividends from net
  investment income        (0.05)      (0.05)   (0.05)   (0.05)      (0.04)      (0.02)
-----------------------  -------     -------  -------  -------     -------     -------
Net asset value, end of
 period                  $  1.00     $  1.00  $  1.00  $  1.00     $  1.00     $  1.00
=======================  =======     =======  =======  =======     =======     =======
Total return                5.06%       5.14%    4.97%    5.69%(a)    3.98%       2.27%(a)
=======================  =======     =======  =======  =======     =======     =======

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of
 period (000s omitted)   $64,090     $58,635  $63,529  $65,506     $31,017     $13,891
=======================  =======     =======  =======  =======     =======     =======
Ratio of expenses to
 average net assets         0.58%(b)    0.59%    0.55%    0.53%(a)    0.63%(c)    0.95%(a)(d)
=======================  =======     =======  =======  =======     =======     =======
Ratio of net investment
 income to average net
 assets                     4.94%(b)    5.01%    4.84%    5.40%(a)    4.14%(c)    2.29%(a)(d)
=======================  =======     =======  =======  =======     =======     =======

(a) Annualized.
(b) Ratios are based on average daily net assets of $63,101,740.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average daily net assets prior to fee waivers and/or expense reimbursements were 0.70% and 4.07%, respectively.
(d) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average daily net assets prior to fee waivers and/or expense reimbursements were 1.53% (annualized) and 1.70% (annualized), respectively.


                          AIM V.I. MONEY MARKET FUND
136

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. Money Market Fund, a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, the eleven month period ended December 31, 1995, the year ended January 31, 1995, and the period May 5, 1993 (commencement of operations) through January 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Money Market Fund, as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, the eleven month period ended December 31, 1995, the year ended January 31, 1995 and the period May 5, 1993 (commencement of operations) through January 31, 1994 in conformity with generally accepted accounting principles.

                                 TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 3, 1999


                           AIM V.I. MONEY MARKET FUND

The Managers' Overview

FUND OUTPACES S&P 500 IN
HIGHLY VOLATILE YEAR

A roundtable discussion with the Fund management team for AIM V.I. Value Fund for the fiscal year ended December 31, 1998.
------------------------------------------------------------------------------------------------------------------------------------

Q.  THIS YEAR WAS PARTICULARLY               the fiscal year, the Federal Reserve Board            -----------------
UNSETTLING FOR THE STOCK MARKET.             (the Fed) addressed concerns about
HOW DID THE AIM V.I. VALUE                   credit by lowering interest rates three                  Through our
FUND PERFORM?                                times. In response, equity markets staged
A.  AIM V.I. Value Fund reported outstand-   an astounding rally. In November, a num-          disciplined stock selection,
ing results during record market volatili-   ber of mega-mergers also fueled large-
ty. The Fund produced a total annual         cap stock performance. With the market       we chose a number of large-cap stocks
return of 32.41%, outpacing the S&P 500,     comeback, 1998 became the unprece-
 which finished the year at 28.60%.          dented fourth year of double-digit market          that performed very well.
                                             gains for indexes such as the S&P 500.
Q.  HOW WOULD YOU DESCRIBE MARKET                                                                  -----------------
CONDITIONS DURING THE FISCAL YEAR?           Q.  TO WHAT DO YOU ATTRIBUTE THE
A.The stock market experienced its most      FUND'S OUTSTANDING PERFORMANCE?
volatile year since 1987. In the first half  A.Through our disciplined stock selec-
of 1998, U.S. and European stocks con-       tion, we chose a number of large-cap         than doubled over the year. U.S.-based
tinued to enjoy a strong bull market. But    stocks that performed very well. In partic-  Guidant, the leading maker of cardiovas-
beginning in July, markets fell as fears of  ular, our top three holdings--MCI            cular therapeutic devices, including pace-
a global credit crunch spread from           WorldCom, Guidant and Nokia--made            makers, also doubled its stock price over
emerging markets to the United States        strong gains in the last quarter of 1998.    the year. Finland's Nokia, one of the
and Europe. Factors contributing to the      MCI WorldCom, formed in September by         world's leading manufacturers of mobile
market decline included a Russian default    the merger of MCI and WorldCom, is a         phones, was another top performer in the
on government debt, the Asian financial      global telecommunications powerhouse.        Fund's portfolio as its stock price almost
crisis and the collapse of some highly       One of the top-performing large stocks       quadrupled in 1998. We chose each of
leveraged hedge funds. Near the end of       in 1998, MCI WorldCom's stock price more     these stocks for fundamental reasons: All


PORTFOLIO COMPOSITION

As of 12/31/98, based on total net assets
TOP 10 EQUITY HOLDINGS                                         TOP 10 INDUSTRIES
  1. MCI WorldCom, Inc.                         4.86%            1. Computers (Software & Services)                  6.87%
  2. Guidant Corp.                              4.11             2. Financial (Diversified)                          6.77
  3. Nokia Oyj A.B.-Class A-ADR                 3.55             3. Retail (General Merchandise)                     5.17
  4. American International Group, Inc.         3.40             4. Health Care (Medical Products & Supplies)        4.97
  5. Pharmacia & Upjohn, Inc.                   3.18             5. Communications Equipment                         4.86
  6. Time Warner, Inc.                          3.05             6. Telecommunications (Long Distance)               4.86
  7. Cox Communications, Inc.-Class A           2.26             7. Broadcasting (Television, Radio & Cable)         4.68
  8. Microsoft Corp.                            2.13             8. Insurance (Multi-Line)                           4.34
  9. Colgate Palmolive Co.                      2.08             9. Heath Care (Drugs-Major Pharmaceuticals)         4.05
 10. Wal-Mart Stores, Inc.                      2.05            10. Computers (Hardware)                             3.23

Please keep in mind that the Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.

138                                  AIM V.I. VALUE FUND

three companies are leaders in their         during the year. We reduced our bank       Windows 98. Its stock is one of the leading
respective fields, and each has strong       holdings because of weakness in this sec-  S&P 500 holdings. In fact, Microsoft has
prospects for continued earnings growth.     tor in the third quarter. Stocks of many   surpassed General Electric as the world's
Near the end of the fiscal year, the market  U.S. banks and brokerages fell out of      leading company in terms of market capi-
took notice of these exceptional companies.  favor because of global concerns about     talization--the value of all of its out-
                                             credit and the near collapse of a major    standing stock.
Q.  WHAT CHANGES DID YOU MAKE IN             hedge fund.                                  Technology stocks powered the market
THE FUND'S PORTFOLIO OVER THE YEAR?            At the same time, we increased our       rally at the end of the fiscal year.
A.  Technology and financial sectors have    weightings in technology stocks, particu-  Investor excitement about technology
long been the most important areas for       larly in computer software and services.   focused pri-marily on the Internet and its
AIM V.I. Value Fund. That remained the       Our top technology stock, Microsoft,       potential for explosive growth over the
case at the end of 1998, but our weight-     turned in outstanding earnings in 1998 as  next five to 10 years. The Fund doesn't
ings in each sector changed substantially    it introduced its new operating system,    own any ".com" stocks because their
                                                                                        earnings track record is not established
GROWTH OF A $10,000 INVESTMENT                           AVERAGE ANNUAL TOTAL RETURN    enough to meet our investment criteria.
From 5/5/93-12/31/98                                     As of 10/31/98                 Instead we invest in telecommunications
                                                                                        companies and equip-ment makers that are
           AIM V.I.      Lipper Growth                   Inception (5/5/93)   21.90%    building the infra-sructure for the
         Value Fund       Fund Index          S&P 500    5 Years              21.70     Internet.
                        (In thousands)                   1 Year               32.41
5/5/93     $10,000         $10,000           $10,000                                    Q.  WHAT IS YOUR OUTLOOK FOR THE
7/31/93     10,690          10,417            10,254                                    ECONOMY AND EQUITY MARKETS?
10/31/93    11,370          11,111            10,778                                    A.  We expect continued volatility in the
1/31/94     12,193          11,564            11,169                                    stock markets, perhaps as much as we
4/30/94     11,793          10,930            10,532                                    experienced in 1998. At the same time,
7/31/94     11,592          10,906            10,783                                    we're optimistic that the United States will
10/31/94    12,163          11,338            11,193                                    avoid a recession in 1999. The economy is
1/31/95     11,945          11,042            11,227                                    likely to experience annual gross domestic
4/30/95     13,400          12,131            12,365                                    product growth in the 1.5% to 2% range,
7/31/95     15,833          13,691            13,591                                    so low inflation and low interest rates
10/31/95    16,146          14,057            14,147                                    should continue. However, with global
1/31/96     16,346          14,946            15,561                                    markets, especially in Asia, experiencing
4/30/96     16,750          15,634            16,093                                    weakness and the U.S. economy expanding
7/31/96     16,387          14,904            15,835                                    more slowly, many companies will find it
10/31/96    17,862          16,437            17,550                                    difficult to produce earnings growth. With
1/31/97     19,342          18,044            19,659                                    our investment approach, which focuses
4/30/97     19,331          17,838            20,133                                    on companies with strong earnings
7/31/97     23,304          21,425            24,081                                    prospects that are undervalued relative to
10/31/97    22,705          21,108            23,181                                    the market as a whole, we remain confi-
12/31/97    23,311          22,106            24,945                                    dent that the Fund is positioned well as we
4/30/98     26,201          24,940            28,393                                    enter the coming year.
6/30/98     27,424          25,380            29,029
12/31/98    30,659          27,602            31,748

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN
INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

The performance figures shown represent the AIM V.I. Value Fund and are not intended to reflect actual annuity values, and do not reflect charges at the separate account level which, if applied, would lower the performance results. The Fund's performance figures are historical and reflect reinvestment of all distributions and changes in the net asset value. The
Fund's investment return and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost.
Source: Towers Data Systems HYPO(REGISTERED TRADEMARK).
    The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors as representative of the stock market in general.
    The unmanaged Lipper Growth Fund Index represents an average of the performance of the 30 largest growth mutual funds. It is compiled by Lipper, Inc., an independent mutual fund performance monitor. Data for the S&P 500 and the Lipper Index are for the period 4/30/93-12/31/98.
    An investment cannot be made in any indexes listed. Index results include reinvested dividends.

                              AIM V.I. VALUE FUND                            139

SCHEDULE OF INVESTMENTS

December 31, 1998

                                                        MARKET
                                           SHARES       VALUE

DOMESTIC COMMON STOCKS - 85.50%

AIRLINES - 0.38%

Continental Airlines, Inc.(a)               136,900 $    4,586,150
------------------------------------------------------------------

AUTOMOBILES - 0.21%

Ford Motor Co.                               44,000      2,582,250
------------------------------------------------------------------

BANKS (MONEY CENTER) - 1.55%

Chase Manhattan Corp. (The)                 278,000     18,921,375
------------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE) - 4.68%

Comcast Corp.-Class A                       105,000      6,162,188
------------------------------------------------------------------
Cox Communications, Inc.-Class A(a)         400,000     27,650,000
------------------------------------------------------------------
MediaOne Group, Inc.(a)                     497,500     23,382,500
------------------------------------------------------------------
                                                        57,194,688
------------------------------------------------------------------

BUILDING MATERIALS - 0.48%

Masco Corp.                                 205,000      5,893,750
------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT - 1.05%

Comverse Technology, Inc.(a)                120,000      8,520,000
------------------------------------------------------------------
Lucent Technologies, Inc.                    39,000      4,290,000
------------------------------------------------------------------
                                                        12,810,000
------------------------------------------------------------------

COMPUTERS (HARDWARE) - 3.23%

Dell Computer Corp.(a)                      245,000     17,930,938
------------------------------------------------------------------
International Business Machines Corp.        46,000      8,498,500
------------------------------------------------------------------
Sun Microsystems, Inc.(a)                   152,000     13,015,001
------------------------------------------------------------------
                                                        39,444,439
------------------------------------------------------------------

COMPUTERS (NETWORKING) - 1.64%

Cisco Systems, Inc.(a)                      216,000     20,047,500
------------------------------------------------------------------

COMPUTERS (PERIPHERALS) - 0.98%

EMC Corp.(a)                                104,000      8,840,000
------------------------------------------------------------------
Lexmark International Group, Inc.(a)         31,000      3,115,500
------------------------------------------------------------------
                                                        11,955,500
------------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES) - 6.87%

BMC Software, Inc.(a)                       365,000     16,265,313
------------------------------------------------------------------
Computer Sciences Corp.(a)                  190,000     12,243,125
------------------------------------------------------------------
Microsoft Corp.(a)                          188,000     26,073,251
------------------------------------------------------------------
Sterling Commerce, Inc.(a)                  153,000      6,885,000
------------------------------------------------------------------
Unisys Corp.(a)                             655,000     22,556,563
------------------------------------------------------------------
                                                        84,023,252
------------------------------------------------------------------

CONSUMER FINANCE - 1.05%

MBNA Corp.                                  122,000      3,042,375
------------------------------------------------------------------
Providian Financial Corp.                   130,500      9,787,500
------------------------------------------------------------------
                                                        12,829,875
------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE

DISTRIBUTORS (FOOD & HEALTH) - 0.07%

Cardinal Health, Inc.                            10,650 $      808,069
----------------------------------------------------------------------

ELECTRIC COMPANIES - 0.11%

Wisconsin Energy Corp.                           43,600      1,370,675
----------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 1.75%

General Electric Co.                            209,000     21,331,063
----------------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION) - 0.11%

Waters Corp.(a)                                  15,900      1,387,275
----------------------------------------------------------------------

ENTERTAINMENT - 3.05%

Time Warner, Inc.                               600,000     37,237,500
----------------------------------------------------------------------

FINANCIAL (DIVERSIFIED) - 6.77%

Ambac Financial Group, Inc.                      73,000      4,393,687
----------------------------------------------------------------------
American Express Co.                             98,000     10,020,500
----------------------------------------------------------------------
American General Corp.                           85,000      6,630,000
----------------------------------------------------------------------
Associates First Capital Corp.-Class A          370,000     15,678,750
----------------------------------------------------------------------
Citigroup, Inc.                                  93,000      4,603,500
----------------------------------------------------------------------
Fannie Mae                                      245,000     18,130,000
----------------------------------------------------------------------
Freddie Mac                                     324,000     20,877,750
----------------------------------------------------------------------
Morgan Stanley, Dean Witter, Discover & Co.      35,000      2,485,000
----------------------------------------------------------------------
                                                            82,819,187
----------------------------------------------------------------------

HEALTH CARE (DIVERSIFIED) - 1.81%

Bristol-Myers Squibb Co.                        142,000     19,001,376
----------------------------------------------------------------------
Warner-Lambert Co.                               41,000      3,082,688
----------------------------------------------------------------------
                                                            22,084,064
----------------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER) - 0.33%

Watson Pharmaceuticals, Inc.(a)                  64,200      4,036,575
----------------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS) - 4.05%

Merck & Co., Inc.                                72,000     10,633,500
----------------------------------------------------------------------
Pharmacia & Upjohn, Inc.                        685,000     38,788,125
----------------------------------------------------------------------
                                                            49,421,625
----------------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) - 4.97%

Allegiance Corp.                                 77,000      3,590,125
----------------------------------------------------------------------
Guidant Corp.                                   455,000     50,163,750
----------------------------------------------------------------------
Medtronic, Inc.                                  93,700      6,957,225
----------------------------------------------------------------------
                                                            60,711,100
----------------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES) - 0.52%

Alza Corp.(a)                                   122,500      6,400,625
----------------------------------------------------------------------

                              AIM V.I. VALUE FUND
140

                                                              MARKET
                                                 SHARES       VALUE

HOUSEHOLD PRODUCTS (NON-DURABLES) - 2.08%

Colgate-Palmolive Co.                             273,000 $   25,354,875
------------------------------------------------------------------------

INSURANCE (LIFE/HEALTH) - 0.32%

Provident Companies, Inc.                          95,000      3,942,500
------------------------------------------------------------------------

INSURANCE (MULTI-LINE) - 4.34%

Ace, Ltd.                                         163,000      5,613,313
------------------------------------------------------------------------
American International Group, Inc.                430,000     41,548,750
------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)     107,500      5,899,063
------------------------------------------------------------------------
                                                              53,061,126
------------------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY) - 2.10%

Allstate Corp. (The)                              179,500      6,933,187
------------------------------------------------------------------------
EXEL Ltd.-Class A                                 145,000     10,875,000
------------------------------------------------------------------------
Progressive Corp.                                  46,000      7,791,250
------------------------------------------------------------------------
                                                              25,599,437
------------------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE - 0.22%

Merrill Lynch & Co., Inc.(b)                       40,000      2,670,000
------------------------------------------------------------------------

LODGING-HOTELS - 2.19%

Carnival Corp.                                    412,400     19,795,200
------------------------------------------------------------------------
Royal Caribbean Cruises Ltd.                      187,500      6,937,500
------------------------------------------------------------------------
                                                              26,732,700
------------------------------------------------------------------------

MANUFACTURING (DIVERSIFIED) - 1.62%

Tyco International Ltd.                           262,000     19,764,624
------------------------------------------------------------------------

NATURAL GAS - 1.00%

El Paso Energy Corp.                               85,000      2,959,062
------------------------------------------------------------------------
Enron Corp.                                       111,000      6,333,937
------------------------------------------------------------------------
Williams Companies, Inc. (The)                     92,000      2,869,250
------------------------------------------------------------------------
                                                              12,162,249
------------------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED) - 0.25%

Amoco Corp.                                        50,000      3,018,750
------------------------------------------------------------------------

PERSONAL CARE - 1.07%

Avon Products, Inc.                               295,000     13,053,750
------------------------------------------------------------------------

PHOTOGRAPHY/IMAGING - 1.74%

Xerox Corp.                                       180,000     21,240,000
------------------------------------------------------------------------

PUBLISHING - 0.32%

Dow Jones & Co., Inc.                              82,000      3,946,250
------------------------------------------------------------------------

PUBLISHING (NEWSPAPERS) - 0.26%

New York Times Co.-Class A (The)                   90,000      3,121,875
------------------------------------------------------------------------

RAILROADS - 0.27%

Kansas City Southern Industries, Inc.              66,000      3,246,375
------------------------------------------------------------------------

RETAIL (BUILDING SUPPLIES) - 0.83%

Lowe's Companies, Inc.                            198,000     10,135,125
------------------------------------------------------------------------

RETAIL (DEPARTMENT STORES) - 0.21%

Federated Department Stores, Inc.(a)               58,000      2,526,625
------------------------------------------------------------------------

                                                                    MARKET
                                                       SHARES       VALUE

RETAIL (FOOD CHAINS) - 2.09%

Albertson's, Inc.                                        30,000 $    1,910,624
------------------------------------------------------------------------------
Kroger Co.(a)                                           200,000     12,100,000
------------------------------------------------------------------------------
Safeway, Inc.(a)                                        188,000     11,456,249
------------------------------------------------------------------------------
                                                                    25,466,873
------------------------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE) - 5.17%

Costco Companies, Inc.(a)                               205,000     14,798,437
------------------------------------------------------------------------------
Dayton Hudson Corp.                                     432,000     23,436,000
------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                   307,600     25,050,174
------------------------------------------------------------------------------
                                                                    63,284,611
------------------------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING) - 1.61%

Omnicom Group, Inc.                                     340,000     19,720,000
------------------------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER) - 0.34%

Stewart Enterprises, Inc.-Class A                       187,000      4,160,750
------------------------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS) - 0.63%

SunGard Data Systems, Inc.(a)                           195,300      7,750,969
------------------------------------------------------------------------------

SERVICES (DATA PROCESSING) - 0.36%

Ceridian Corp.(a)                                        25,000      1,745,313
------------------------------------------------------------------------------
Equifax, Inc.                                            78,000      2,666,625
------------------------------------------------------------------------------
                                                                     4,411,938
------------------------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS) - 1.61%

AirTouch Communications, Inc.(a)                        272,000     19,617,999
------------------------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE) - 4.86%

MCI WorldCom, Inc.(a)                                   827,413     59,366,882
------------------------------------------------------------------------------

TELEPHONE - 1.36%

BellSouth Corp.                                         192,000      9,576,000
------------------------------------------------------------------------------
SBC Communications, Inc.                                131,000      7,024,875
------------------------------------------------------------------------------
                                                                    16,600,875
------------------------------------------------------------------------------

TOBACCO - 1.09%

Philip Morris Companies, Inc.                           248,000     13,268,000
------------------------------------------------------------------------------

WASTE MANAGEMENT - 1.90%

Waste Management, Inc.                                  496,998     23,172,532
------------------------------------------------------------------------------
  Total Domestic Common Stocks (Cost $733,092,819)               1,044,294,227
------------------------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS - 4.67%

CANADA - 0.40%

Royal Bank of Canada (Banks-Major Regional)              97,000      4,853,170
------------------------------------------------------------------------------

FINLAND - 3.56%

Nokia Oyj A.B.-Class A (Communications Equipment)         1,000        121,652
------------------------------------------------------------------------------
Nokia Oyj A.B.-Class A-ADR (Communications
 Equipment)                                             360,000     43,357,500
------------------------------------------------------------------------------
                                                                    43,479,152
------------------------------------------------------------------------------

SWEDEN - 0.25%

Telefonaktiebolaget LM Ericsson-ADR (Communications
 Equipment)                                             130,000      3,111,875
------------------------------------------------------------------------------

                              AIM V.I. VALUE FUND

                                                                     MARKET
                                                       SHARES        VALUE

UNITED KINGDOM - 0.46%

British Petroleum Co. PLC-ADR (Oil-International
 Integrated)                                              32,500 $    2,912,813
--------------------------------------------------------------------------------
WPP Group PLC (Services-Advertising/Marketing)           440,000      2,674,495
--------------------------------------------------------------------------------
                                                                      5,587,308
--------------------------------------------------------------------------------
  Total Foreign Stocks & Other Equity Interests
   (Cost $37,148,648)                                                57,031,505
--------------------------------------------------------------------------------
  Total Investments, excluding repurchase agreements
   (Cost $770,241,467)                                            1,101,325,732
--------------------------------------------------------------------------------
                                                      PRINCIPAL
                                                       AMOUNT
REPURCHASE AGREEMENTS - 10.83%(c)

Goldman Sachs & Co., 4.40%, 01/04/99(d)              $77,768,447     77,768,447
--------------------------------------------------------------------------------
J.P. Morgan Securities Inc., 4.75%, 01/04/99(e)       54,514,006     54,514,006
--------------------------------------------------------------------------------
  Total Repurchase Agreements (Cost $132,282,453)                   132,282,453
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 101.00%                                       1,233,608,185
--------------------------------------------------------------------------------
LIABILITIES LESS OTHER ASSETS - (1.00%)                             (12,224,640)
--------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.00%                                       $1,221,383,545
================================================================================

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 7.
(c) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(d) Joint repurchase agreement entered into 12/3198 with a maturing value of $700,342,222. Collateralized by $646,494,000 U.S. Government obligations, 0% to 11.75% due 02/15/99 to 04/15/28 with an aggregate market value at 12/31/98 of $714,694,897.
(e) Joint repurchase agreement entered into 12/31/98 with a maturing value of $500,263,889. Collateralized by $606,702,000 U.S. Government obligations, 0% to 7.55% due 01/04/99 to 10/03/22 with an aggregate market value at 12/31/98 of $510,001,764.

Abbreviation:

ADR - American Depositary Receipt


See Notes to Financial Statements.


                              AIM V.I. VALUE FUND
142

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1998

ASSETS:

Investments, excluding repurchase agreements, at market
 value (cost $770,241,467)                                $1,101,325,732
------------------------------------------------------------------------
Repurchase Agreements (cost $132,282,453)                    132,282,453
------------------------------------------------------------------------
Receivables for:
 Investments sold                                              2,519,615
------------------------------------------------------------------------
 Capital stock sold                                            1,390,091
------------------------------------------------------------------------
 Dividends and interest                                          499,599
------------------------------------------------------------------------
 Forward currency contracts                                      348,763
------------------------------------------------------------------------
Investment for deferred compensation plan                         26,193
------------------------------------------------------------------------
Other assets                                                      18,530
------------------------------------------------------------------------
  Total assets                                             1,238,410,976
------------------------------------------------------------------------

LIABILITIES:

Payables for:
 Investments purchased                                        15,933,766
------------------------------------------------------------------------
 Fund shares reacquired                                          238,496
------------------------------------------------------------------------
 Forward currency contracts                                       24,155
------------------------------------------------------------------------
 Deferred compensation                                            26,193
------------------------------------------------------------------------
Options written (premiums received $83,771)                       76,250
------------------------------------------------------------------------
Accrued advisory fees                                            592,834
------------------------------------------------------------------------
Accrued directors' fees                                              200
------------------------------------------------------------------------
Accrued operating expenses                                       135,537
------------------------------------------------------------------------
  Total liabilities                                           17,027,431
------------------------------------------------------------------------
Net assets applicable to shares outstanding               $1,221,383,545
========================================================================

CAPITAL SHARES, $0.001 PAR VALUE PER SHARE:

 Authorized                                                  250,000,000
------------------------------------------------------------------------
 Outstanding                                                  46,535,623
========================================================================
Net asset value, offering and redemption price per share          $26.25
========================================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1998

INVESTMENT INCOME:

Dividends (net of $166,301 foreign withholding tax)               $  7,033,962
-------------------------------------------------------------------------------
Interest                                                             5,125,076
-------------------------------------------------------------------------------
   Total investment income                                          12,159,038
-------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                        5,570,566
-------------------------------------------------------------------------------
Administrative services fees                                           191,309
-------------------------------------------------------------------------------
Custodian fees                                                          93,826
-------------------------------------------------------------------------------
Directors' fees and expenses                                            14,121
-------------------------------------------------------------------------------
Other                                                                  108,257
-------------------------------------------------------------------------------
   Total expenses                                                    5,978,079
-------------------------------------------------------------------------------
Less: Expenses paid indirectly                                          (3,727)
-------------------------------------------------------------------------------
   Net expenses                                                      5,974,352
-------------------------------------------------------------------------------
Net investment income                                                6,184,686
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES,
 FOREIGN CURRENCIES, FORWARD CURRENCY CONTRACTS, FUTURES AND
 OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                             35,892,808
-------------------------------------------------------------------------------
  Foreign currencies                                                    54,577
-------------------------------------------------------------------------------
  Forward currency contracts                                        (2,231,868)
-------------------------------------------------------------------------------
  Futures contracts                                                 (2,938,668)
-------------------------------------------------------------------------------
  Option contracts                                                    (301,361)
-------------------------------------------------------------------------------
                                                                    30,475,488
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of:
  Investment securities                                            229,992,325
-------------------------------------------------------------------------------
  Foreign currencies                                                    10,564
-------------------------------------------------------------------------------
  Forward currency contracts                                           324,688
-------------------------------------------------------------------------------
  Option contracts                                                    (214,285)
-------------------------------------------------------------------------------
                                                                   230,113,292
-------------------------------------------------------------------------------
   Net gain on investment securities, foreign currencies, futures
    and option contracts                                           260,588,780
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $266,773,466
===============================================================================

See Notes to Financial Statements.


                              AIM V.I. VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1998 and 1997

                                                      1998           1997
                                                 --------------  ------------
OPERATIONS:

 Net investment income                           $    6,184,686  $  5,578,959
------------------------------------------------------------------------------
 Net realized gain from investment securities,
  foreign currencies, forward currency
  contracts, futures and option contracts            30,475,488    47,871,104
------------------------------------------------------------------------------
 Net unrealized appreciation of investment
  securities, foreign currencies, forward
  currency contracts, futures and option
  contracts                                         230,113,292    51,486,076
------------------------------------------------------------------------------
   Net increase in net assets resulting from
    operations                                      266,773,466   104,936,139
------------------------------------------------------------------------------
Dividends to shareholders from net investment
 income                                              (5,622,957)   (6,026,082)
------------------------------------------------------------------------------
Distributions to shareholders from net realized
 gains                                              (49,732,413)  (18,500,854)
------------------------------------------------------------------------------
Net increase from capital stock transactions        319,123,956   240,697,144
------------------------------------------------------------------------------
   Net increase in net assets                       530,542,052   321,106,347
------------------------------------------------------------------------------

NET ASSETS:

 Beginning of year                                  690,841,493   369,735,146
------------------------------------------------------------------------------
 End of year                                     $1,221,383,545  $690,841,493
==============================================================================

NET ASSETS CONSIST OF:

 Capital (par value and additional paid-in)      $  855,502,720  $536,384,006
------------------------------------------------------------------------------
 Undistributed net investment income                  6,191,169     5,579,627
------------------------------------------------------------------------------
 Undistributed net realized gain from investment
  securities, foreign currencies, forward
  currency contracts, futures and option
  contracts                                          28,274,001    47,575,497
------------------------------------------------------------------------------
 Unrealized appreciation of investment
  securities, foreign currencies, forward
  currency contracts, futures and option
  contracts                                         331,415,655   101,302,363
------------------------------------------------------------------------------
                                                 $1,221,383,545  $690,841,493
==============================================================================


See Notes to Financial Statements.


                              AIM V.I. VALUE FUND
144

NOTES TO FINANCIAL STATEMENTS

December 31, 1998

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
 AIM Variable Insurance Funds, Inc. (the "Company"), is a Maryland corporation organized on January 22, 1993, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, series, management investment company consisting of fifteen portfolios. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the AIM V.I. Value Fund (the "Fund"). The Fund's investment objective is to achieve long-term growth of capital by investing primarily in equity securities judged by AIM to be undervalued relative to the current or projected earnings of the companies issuing the securities or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective. Currently, shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the presentation of its financial statements.
A. Security Valuations - A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On December 31, 1998 additional paid-in capital was decreased by $5,242, undistributed net investment income was increased by $49,813 and undistributed net realized gains was decreased by $44,571 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Stock Index Futures Contracts - The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contract may not correlate with changes in the securities being hedged.
E. Foreign Currency Translations - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign


                              AIM V.I. VALUE FUND
   currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts - A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a currency contract for the amount of a purchase or sale of a security denominated in a foreign currency in order to "lock-in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Outstanding forward currency contracts at December 31, 1998 were as follows:

                    CONTRACT TO                    UNREALIZED
  SETTLEMENT   ----------------------             APPRECIATION
  DATE          DELIVER     RECEIVE     VALUE    (DEPRECIATION)
  ----------    -------   ----------- ---------- --------------
  1/13/99 CAD   2,200,000 $ 1,425,378  1,437,868    $(12,490)
  2/10/99 CAD   2,600,000   1,696,630  1,699,368      (2,738)
  2/26/99 CAD     700,000     451,715    457,574      (5,859)
  1/19/99 FIM  21,000,000   4,232,653  4,124,647     108,006
  1/20/99 FIM  78,500,000  15,439,796 15,419,146      20,650
  1/21/99 FIM  29,000,000   5,789,467  5,696,548      92,919
  1/22/99 FIM  26,000,000   5,149,996  5,107,522      42,474
  1/19/99 GBP   1,200,000   2,034,264  1,990,805      43,459
  1/20/99 GBP   1,000,000   1,671,000  1,658,852      12,148
  2/16/99 GBP     200,000     330,720    331,024        (304)
  1/19/99 SEK  14,500,000   1,816,382  1,787,275      29,107
  2/16/99 SEK   4,000,000     490,883    493,647      (2,764)
 --------------------------------------------------------------
                          $40,528,884 40,204,276    $324,608
 ==============================================================

G. Covered Call Options - The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

NOTE 2 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.65% of the first $250 million of the Fund's average daily net assets, plus 0.60% of the Fund's average daily net assets in excess of $250 million.
 Pursuant to a master administrative services agreement between the Company and AIM, with respect to the Fund, the Company has agreed to reimburse certain administrative costs incurred in providing accounting services and other administrative services to the Fund. During the year ended December 31, 1998, AIM was reimbursed $191,309 for such services.
 The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor of the Fund's shares.
 Certain officers and directors of the Company are officers of AIM and AIM Distributors.
 During the year ended December 31, 1998, the Fund incurred legal fees of $5,050 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3 - INDIRECT EXPENSES
 The Fund received reductions in custodian fees of $3,727 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $3,727 during the year ended December 31, 1998.

NOTE 4 - DIRECTORS' FEES
 Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest a director's fees, if so elected by such director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5 - INVESTMENT SECURITIES
 The aggregate amount of investment securities (other than short-term securities) purchased and sold during the year ended December 31, 1998 was $1,106,685,292 and $810,337,550, respectively.
 The amount of unrealized appreciation (depreciation) of investment securities on a tax basis as of December 31, 1998 is as follows:

Aggregate unrealized appreciation of investment securities    $332,234,972
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (5,428,239)
---------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $326,806,733
===========================================================================

 Cost of investments for tax purposes is $906,801,452.


                              AIM V.I. VALUE FUND

NOTE 6 - CAPITAL STOCK
 Changes in capital stock outstanding during the years ended December 31, 1998 and 1997 were as follows:

                                    1998                      1997
                           ------------------------  ------------------------
                             SHARES       AMOUNT       SHARES       AMOUNT
                           ----------  ------------  ----------  ------------
Sold                       13,690,852  $321,377,374  12,245,239  $244,753,656
------------------------------------------------------------------------------
Issued as reinvestment of
 distributions              2,225,788    55,355,370   1,188,320    24,526,936
------------------------------------------------------------------------------
Reacquired                 (2,542,811)  (57,608,788) (1,424,104)  (28,583,448)
------------------------------------------------------------------------------
                           13,373,829  $319,123,956  12,009,455  $240,697,144
==============================================================================

NOTE 7 - CALL OPTIONS CONTRACTS WRITTEN
 Transactions in call option contracts written during the year ended December 31, 1998 are summarized as follows:

                     CALL OPTION CONTRACTS
                     ---------------------
                     NUMBER OF  PREMIUMS
                     CONTRACTS  RECEIVED
                     --------- -----------
Beginning of period    2,102   $   941,588
-------------------------------------------
Written                8,349     4,655,767
-------------------------------------------
Closed                (2,906)   (1,495,359)
-------------------------------------------
Exercised             (4,463)   (3,094,748)
-------------------------------------------
Expired               (2,882)     (923,477)
-------------------------------------------
End of period            200   $    83,771
===========================================

 Open call option contracts written at December 31, 1998 were as follows:

                      CONTRACT STRIKE NUMBER OF PREMIUM  DECEMBER 31, 1998  UNREALIZED
ISSUE                  MONTH   PRICE  CONTRACTS RECEIVED   MARKET VALUE    APPRECIATION
-----                 -------- ------ --------- -------- ----------------- ------------
Merrill Lynch & Co.,
 Inc.                 Jan. 99    65      200    $83,771       $76,250         $7,521

NOTE 8 - FINANCIAL HIGHLIGHTS
 Shown below are the financial highlights for a share outstanding of the Fund during each of the years in the three-year period ended December 31, 1998, the eleven months ended December 31, 1995, the year ended January 31, 1995, and the period May 5, 1993 (date operations commenced) through January 31, 1994.

                                      DECEMBER 31,                          JANUARY 31,
                          -------------------------------------------     ------------------
                             1998          1997      1996      1995         1995      1994
                          ----------     --------  --------  --------     --------   -------
Net asset value,
 beginning of period      $    20.83     $  17.48  $  16.11  $  11.83     $  12.17   $ 10.00
------------------------  ----------     --------  --------  --------     --------   -------
Income from investment
 operations:
  Net investment income         0.09         0.08      0.30      0.11         0.10      0.02
------------------------  ----------     --------  --------  --------     --------   -------
  Net gains (losses) on
   securities (both
   realized and
   unrealized)                  6.59         4.05      2.09      4.18        (0.35)     2.17
------------------------  ----------     --------  --------  --------     --------   -------
   Total from investment
    operations                  6.68         4.13      2.39      4.29        (0.25)     2.19
------------------------  ----------     --------  --------  --------     --------   -------
Less distributions:
  Dividends from net
   investment income           (0.13)       (0.19)    (0.10)    (0.01)       (0.09)    (0.02)
------------------------  ----------     --------  --------  --------     --------   -------
  Distributions from net
   realized gains              (1.13)       (0.59)    (0.92)       --           --        --
------------------------  ----------     --------  --------  --------     --------   -------
   Total distributions         (1.26)       (0.78)    (1.02)    (0.01)       (0.09)    (0.02)
------------------------  ----------     --------  --------  --------     --------   -------
Net asset value, end of
 period                   $    26.25     $  20.83  $  17.48  $  16.11     $  11.83   $ 12.17
========================  ==========     ========  ========  ========     ========   =======
Total return(a)                32.41%       23.69%    15.02%    36.25%       (2.03)%   21.94%
========================  ==========     ========  ========  ========     ========   =======

Ratios/supplemental data:

Net assets, end of
 period (000s omitted)    $1,221,384     $690,841  $369,735  $257,212     $109,257   $38,255
========================  ==========     ========  ========  ========     ========   =======
Ratio of expenses to
 average net assets             0.66%(b)     0.70%     0.73%     0.75%(c)     0.82%     1.00%(c)(d)
========================  ==========     ========  ========  ========     ========   =======
Ratio of net investment
 income to average net
 assets                         0.68%(b)     1.05%     2.00%     1.11%(c)     1.17%     0.51%(c)(d)
========================  ==========     ========  ========  ========     ========   =======
Portfolio turnover rate          100%         127%      129%      145%         143%       87%
========================  ==========     ========  ========  ========     ========   =======

(a) Total returns are not annualized for periods less than one year.
(b) Ratios are based on average net assets of $907,594,296.
(c) Annualized.
(d) After fee waivers and/or expense reimbursements. Ratios of expenses and net investment income to average net assets prior to fee waivers and/or expense reimbursements were 1.35% (annualized) and 0.16% (annualized), respectively.


                              AIM V.I. VALUE FUND

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors
AIM Variable Insurance Funds, Inc.

We have audited the accompanying statement of assets and liabilities of AIM V.I. Value Fund, a series of shares of common stock of AIM Variable Insurance Funds, Inc. including the schedule of investments as of December 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, the eleven month period ended December 31, 1995, the year ended January 31, 1995, and the period May 5, 1993 (commencement of operations) through January 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM V.I. Value Fund, as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, the eleven month period ended December 31, 1995, the year ended January 31, 1995 and the period May 5, 1993 (commencement of operations) through January 31, 1994 in conformity with generally accepted accounting principles.

                                 TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 3, 1999


                              AIM V.I. VALUE FUND
148

DIRECTORS, OFFICERS,   BOARD OF DIRECTORS                         OFFICERS                     OFFICE OF THE FUND
AND OTHER SERVICE
PROVIDERS OF AIM       Charles T. Bauer                           Charles T. Bauer             11 Greenway Plaza
VARIABLE INSURANCE     Chairman                                   Chairman                     Suite 100
FUNDS, INC.            A I M Management Group Inc.                                             Houston, TX 77046
                                                                  Robert H. Graham             (800) 347-1919
                       Bruce L. Crockett                          President
                       Director                                                                INVESTMENT ADVISOR
                       ACE Limited;                               John J. Arthur
                       Formerly Director, President, and          Senior Vice President and    A I M Advisors, Inc.
                       Chief Executive Officer                    Treasurer                    11 Greenway Plaza
                       COMSAT Corporation                                                      Suite 100
                                                                  Carol F. Relihan             Houston, TX 77046
                       Owen Daly II                               Senior Vice President and
                       Director                                   Secretary                    TRANSFER AGENT AND CUSTODIAN
                       Cortland Trust Inc.
                                                                  Gary T. Crum                 State Street Bank and Trust Company
                       Edward K. Dunn Jr.                         Senior Vice President        225 Franklin Street
                       Chairman, Mercantile Mortgage Corp.;                                    Boston, MA 02110
                       Formerly Vice Chairman and President,      Dana R. Sutton
                       Mercantile-Safe Deposit & Trust Co.; and   Vice President and           COUNSEL TO THE FUNDS
                       President, Mercantile Bankshares           Assistant Treasurer
                                                                                               Freedman, Levy, Kroll &
                       Jack Fields                                Robert G. Alley              Simonds
                       Chief Executive Officer                    Vice President               1050 Conn. Avenue, N.W.
                       Texana Global Inc.;                                                     Washington, D.C. 20036
                       Formerly, Member of the                    Stuart W. Coco
                       U.S. House of Representatives              Vice President               COUNSEL TO THE DIRECTORS

                       Carl Frischling                            Melville B. Cox              Kramer, Levin, Naftalis & Frankel
                       Partner                                    Vice President               919 Third Avenue
                       Kramer, Levin, Naftalis & Frankel                                       New York, NY 10022
                                                                  Karen Dunn Kelley
                       Robert H. Graham                           Vice President               DISTRIBUTOR
                       President and Chief Executive Officer
                       A I M Management Group Inc.                Jonathan C. Schoolar         A I M Distributors, Inc.
                                                                  Vice President               11 Greenway Plaza
                       Lewis F. Pennock                                                        Suite 100
                       Attorney                                   Renee A. Friedli             Houston, TX 77046
                                                                  Assistant Secretary
                       Ian W. Robinson                                                         INDEPENDENT AUDITORS
                       Consultant; Formerly, Executive            P. Michelle Grace
                       Vice President and                         Assistant Secretary          Tait, Weller & Baker
                       Chief Financial Officer                                                 8 Penn Center Plaza
                       Bell Atlantic Management                   Jeffery H. Kupor             Suite 800
                       Services, Inc.                             Assistant Secretary          Philadelphia, PA 19103

                       Louis S. Sklar                             Nancy L. Martin
                       Executive Vice President                   Assistant Secretary
                       Hines Interests
                       Limited Partnership                        Ofelia M. Mayo
                                                                  Assistant Secretary

                                                                  Lisa A. Moss
                                                                  Assistant Secretary

                                                                  Kathleen J. Pflueger
                                                                  Assistant Secretary

                                                                  Samuel D. Sirko
                                                                  Assistant Secretary

                                                                  Stephen I. Winer
                                                                  Assistant Secretary

                                                                  Mary J. Benson
                                                                  Assistant Treasurer